As filed with the Securities and Exchange Commission on March 15, 2001

                                                       Registration No. 333-1922
 =============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    [X] Pre-Effective Amendment No. 1  [ ] Post-Effective Amendment No. ___

                              --------------------
                           THE PHOENIX-ENGEMANN FUNDS
                  (FORMERLY CALLED PASADENA INVESTMENT TRUST)
               (Exact Name of Registrant as Specified in Charter)
                              --------------------
          600 North Rosemead Boulevard, Pasadena California 91107-2133
                    (Address of Principal Executive Offices)
                                 (626) 351-9686
              (Registrants Telephone Number, including Area Code)
                              --------------------
                                 Roger Engemann
         600 North Rosemead Boulevard, Pasadena, California 91107-2138
                    (Name and address of Agent for Service)
                          Copies of Communications to:

                               Pamela S. Sinofsky
                            Assistant Vice President
                       Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                                      and
                           Geoffrey R.T. Kenyon, Esq.
                               Goodwin Procter LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881


                              --------------------
                 Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.
                              --------------------
         Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, which permits registration of an indefinite number of shares of beneficial interest, of the Registrant. Accordingly, no filing fee is due in connection with this Registration Statement.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
============================================================================

                           THE PHOENIX ENGEMANN FUNDS

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 481(a)



                                                     Caption or Location in
Form N-14 Item No. and Caption                       Prospectus/Proxy Statement
------------------------------                       --------------------------

Part A Information Required in Prospectus/Proxy Statement
------
1.    Beginning of Registration Statement            Cover Page; Cross Reference Sheet
      and Outside Front Cover Page of Prospectus

2.    Beginning and Outside Back Cover               Table of Contents
      Page of Prospectus

3.    Fee Table, Synopsis Information and Risk       Synopsis; Principal Risk Factors; Comparison of
      Factors                                        Investment Objectives and Policies

4.    Information about the Transaction              Synopsis; The Proposed Reorganization;
                                                     Comparative Information on Shareholder Rights;
                                                     Appendix A (Form of Agreement and Plan of
                                                     Reorganization)

5.    Information about the Registrant               Cover Page; Synopsis; Principal Risk Factors;
                                                     Comparison of Investment Objectives and
                                                     Policies; The Proposed Reorganization;
                                                     Comparative Information on Distribution
                                                     Arrangements; Comparative Information on
                                                     Shareholder Services; Comparative Information
                                                     on Shareholder Rights; Management and Other
                                                     Service Providers; Additional Information About
                                                     The Funds; Current Prospectus of Registrant

6.    Information about the Company Being            Synopsis; Comparison of Investment Objectives
      Acquired                                       and Policies; The Proposed Reorganization;
                                                     Comparative Information on Distribution
                                                     Arrangements; Comparative Information on
                                                     Shareholder Services; Comparative Information
                                                     on Shareholder Rights; Additional Information
                                                     About The Funds; Prospectus of the
                                                     Phoenix-Engemann Small Cap Fund, dated August 28, 2000

7.    Voting Information                             Synopsis; The Proposed Reorganization;
                                                     Comparative Information on Shareholder Rights;
                                                     Voting Information

8.    Interest of Certain Persons and Experts        The Proposed Reorganization

9.    Additional Information Required for            Not Applicable
      Reoffering By Persons Deemed to be
      Underwriters

                                                     Caption or Location in
Form N-14 Item No. and Caption                       Prospectus/Proxy Statement
------------------------------                       --------------------------

Part B:  Information Required in Statement of Additional Information

10.   Cover Page                                     Cover Page

11.   Table of Contents                              Table of Contents


12.   Additional Information about the Registrant    Cover Page; Statement of Additional Information
                                                     of Registrant, dated March 15, 2001


13.   Additional Information about the               Cover Page; Statement of Additional Information
      Company Being Acquired                         of Phoenix Strategic Equity Series Fund, dated
                                                     August 28, 2000


14.   Financial Statements                           Annual Report of the Registrant for the year ended
                                                     December 31, 2000; Annual Report of Phoenix Strategic
                                                     Equity Series Fund for the year ended April 30, 2000;
                                                     Semi-Annual Report of the Phoenix Strategic Equity Series
                                                     Fund for the six-month period ended October 31, 2000;
                                                     and Pro Forma Financial Statements


Part C:  Other Information

15.   Indemnification                                Indemnification

16.   Exhibits                                       Exhibits

17.   Undertakings                                   Undertakings

                         PHOENIX-ENGEMANN SMALL CAP FUND


                                   A SERIES OF
                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574


                           --------------------------

                                                                 March 16, 2001

Dear Shareholder:

    The Phoenix-Engemann Small Cap Fund, a series of Phoenix Strategic Equity Series Fund (the "Trust"), will hold a special meeting of shareholders at 2:00 p.m., local time, on June 7, 2001, at the offices of the Trust. At the meeting, the shareholders of the Phoenix-Engemann Small Cap Fund will vote on an agreement and plan of reorganization under which the Phoenix-Engemann Small Cap Fund will be combined with the Phoenix-Engemann Small & Mid-Cap Growth Fund, a series of The Phoenix-Engemann Funds. The Phoenix-Engemann Small & Mid-Cap Growth Fund has a substantially identical investment objective to that of the Phoenix-Engemann Small Cap Fund. If the reorganization agreement is implemented, you will become a shareholder of the Phoenix-Engemann Small & Mid-Cap Growth Fund and will receive shares of the corresponding class of the Phoenix-Engemann Small & Mid-Cap Growth Fund with an aggregate value equal to the aggregate value of your investment in the Phoenix-Engemann Small Cap Fund. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Partners, Ltd. will pay all costs of the reorganization. The reorganization will be conditioned upon receipt of an opinion of counsel indicating that the reorganization will qualify as a tax-free reorganization for federal income tax purposes.


    The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of the Phoenix-Engemann Small Cap Fund and its shareholders. Therefore, the Board of Trustees recommends that you vote in favor of the reorganization agreement.


    Your vote is important no matter how many shares you own. Voting your shares early will help to avoid costly follow-up mail and telephone solicitation. It is very important that you vote and that your voting instructions be received no later than June 4, 2001.


    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

         oBy telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

         oBy mail, with the enclosed proxy card and postage-paid envelope; or

         oIn person at the meeting.

    We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

    Please note that you may receive more than one proxy package if you hold shares of the Phoenix-Engemann Small Cap Fund in more than one account. You should return separate proxy cards for each account. If you have any questions, please call 800-243-1574, between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.



                                            Sincerely,


                                            Philip R. McLoughlin, President

                         PHOENIX-ENGEMANN SMALL CAP FUND
                                   A SERIES OF
                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574


                           --------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 7, 2001



TO THE SHAREHOLDERS:


       The Phoenix-Engemann Small Cap Fund, a series of Phoenix Strategic Equity Series Fund, a Delaware business trust, will hold a special meeting of shareholders at the offices of the Trust on June 7, 2001 at 2:00 p.m., local time, for the following purposes:

    1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated December 27, 2000, and the transactions it contemplates, including (a) the transfer of all or substantially all of the assets of the Small Cap Fund to Phoenix-Engemann Small & Mid-Cap Growth Fund, a series of The Phoenix-Engemann Funds, in exchange solely for shares of the corresponding class of the Small & Mid-Cap Growth Fund and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund and
(b) the distribution of the shares of the Small & Mid-Cap Growth Fund so received to shareholders of the Small Cap Fund in complete liquidation of the Small Cap Fund.

    2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

         You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the Small Cap Fund at the close of business on March 14, 2001.


    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

    oBy telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

    oBy mail, with the enclosed proxy card and postage-paid envelope; or

    oIn person at the meeting.

    We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

    If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above.

                                          By Order of the Board of Trustees of
                                          Phoenix Strategic Equity Series Fund,


                                          G. Jeffrey Bohne, Secretary


Greenfield, Massachusetts


March 16, 2001

                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
                                   A SERIES OF
                           THE PHOENIX-ENGEMANN FUNDS
                          600 NORTH ROSEMEAD BOULEVARD
                         PASADENA, CALIFORNIA 91107-2133
                                 (626) 351-9686

                         PHOENIX-ENGEMANN SMALL CAP FUND
                                   A SERIES OF
                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574

                           PROSPECTUS/PROXY STATEMENT

                             DATED MARCH 16, 2001


    This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Phoenix Strategic Equity Series Fund, a Delaware business trust (the "Trust"), for use at the special meeting of shareholders of the Phoenix-Engemann Small Cap Fund to be held at 2:00 p.m., local time, on June 7, 2001 at the offices of the Trust, and at any adjournment(s).


    The purpose of the meeting is to consider an agreement and plan of reorganization that would effect the reorganization of the Small Cap Fund into the Phoenix-Engemann Small & Mid-Cap Growth Fund, a series of The Phoenix-Engemann Funds (the "Acquiring Trust"), as described below. Under the reorganization agreement, all or substantially all of the assets of the Small Cap Fund would be transferred to the Small & Mid-Cap Growth Fund in exchange solely for Class A and Class B shares of beneficial interest in the Small & Mid-Cap Growth Fund and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund. These shares of the Small & Mid-Cap Growth Fund would then be distributed pro rata to the shareholders of the corresponding classes of the Small Cap Fund, and then the Small Cap Fund would be liquidated. As a result of the proposed transactions, each shareholder of the Small Cap Fund would receive a number of full and fractional shares of the corresponding class of the Small & Mid-Cap Growth Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Small Cap Fund shares on the effective date of the reorganization.

    The Small & Mid-Cap Growth Fund and the Small Cap Fund are both portfolio series of open-end management investment companies. The Small & Mid-Cap Growth Fund has an investment objective of long-term growth of capital. The Small Cap Fund has an investment objective of long-term capital growth. Roger Engemann & Associates, Inc. is employed as the investment adviser for the Small & Mid-Cap Growth Fund and as the subadviser for the Small Cap Fund. Phoenix Investment Counsel, Inc. is the investment adviser for the Small Cap Fund. As used in this Prospectus/Proxy Statement, the term "Phoenix" refers to Phoenix Investment Counsel, Inc. and "Engemann" refers to Roger Engemann & Associates, Inc.


    This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about the Small Cap Fund, the Small & Mid-Cap Growth Fund, and the transactions contemplated by the reorganization agreement, before you vote on the proposed reorganization. As used in this Prospectus/Proxy Statement, the term "funds" refers to the Small Cap Fund and the Small & Mid-Cap Growth Fund, collectively, and the term "trusts" refers to the Trust and the Acquiring Trust, collectively. A copy of the prospectus for the Small & Mid-Cap Growth Fund, dated March 15, 2001, is included with this Prospectus/Proxy Statement and is incorporated by reference in this Prospectus/Proxy Statement.

    A Prospectus and a Statement of Additional Information for the Small Cap Fund, each dated August 28, 2000, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in this Prospectus/Proxy Statement. A Statement of Additional Information for the Small & Mid-Cap Growth Fund, dated March 15, 2001 has also been filed with the SEC and is incorporated by reference in this Prospectus/Proxy

Statement. Copies of the above-referenced documents are available upon written or oral request and without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.


    A Statement of Additional Information, dated March 16, 2001 relating to the proposed transactions described in this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference in this Prospectus/Proxy Statement. Copies of this Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation, at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll free at 1-800-243-4361.

    The Securities and Exchange Commission maintains a web site
(http://www.sec.gov) that contains the Statement of Additional Information dated March 16, 2001 and other material incorporated by reference, together with other information regarding the Small & Mid-Cap Growth Fund and the Small Cap Fund.

    This Prospectus/Proxy Statement constitutes the proxy statement of the Small Cap Fund for the meeting and the prospectus for shares of the Small & Mid-Cap Growth Fund that have been registered with the SEC and are being issued in connection with the reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about March 19, 2001.

                                ----------------

THE SECURITIES OF THE SMALL & MID-CAP GROWTH FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ----------------

The date of this Prospectus/Proxy Statement is March 16, 2001.

                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----

SYNOPSIS....................................................................1
--------

PRINCIPAL RISK FACTORS......................................................6
----------------------

THE PROPOSED REORGANIZATION.................................................7
---------------------------

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES...........................11
------------------------------------------------

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS.......................13
----------------------------------------------------

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES............................14
-----------------------------------------------

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS..............................15
---------------------------------------------

FISCAL YEAR................................................................16
-----------

MANAGEMENT AND OTHER SERVICE PROVIDERS.....................................16
--------------------------------------

VOTING INFORMATION.........................................................17
------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS.....................................19
--------------------------------------

MISCELLANEOUS..............................................................20
-------------

OTHER BUSINESS.............................................................26
--------------

                      [This page intentionally left blank]

                                    SYNOPSIS

BACKGROUND

    The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the two trusts. Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc., the advisers to the Small Cap Fund and the Small & Mid-Cap Growth Fund, respectively, recommended that the Trustees of the respective trusts consider the benefits that the shareholders would realize if the Small Cap Fund were to be combined with the Small & Mid-Cap Growth Fund. In response to their recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits that shareholders would realize from the proposal. Independent trustees are trustees who are not "interested persons" of their respective trusts (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")). After considering the specific reorganization proposal, the Trustees of the Acquiring Trust and the Trust, including the independent trustees, at meetings held on September 12, 2000 and August 24, 2000, respectively, unanimously approved the reorganization.

SUMMARY OF THE PROPOSED REORGANIZATION

    The reorganization will be effected in accordance with the terms of a reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A. The reorganization agreement provides for:


    o the acquisition of all or substantially all of the assets of the Small Cap Fund by the Small & Mid-Cap Growth Fund in exchange solely for Class A and Class B shares of the Small & Mid-Cap Growth Fund;


    o the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund;

    o the pro rata distribution of the corresponding class of Small & Mid-Cap Growth Fund shares to the Small Cap Fund shareholders in exchange for the outstanding Small Cap Fund shares; and

    o  the liquidation of the Small Cap Fund.


    The reorganization is anticipated to occur on or about June 12, 2001. If the reorganization agreement is implemented, each Small Cap Fund shareholder will receive a number of full and fractional shares of the corresponding class of Small & Mid-Cap Growth Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her Small Cap Fund shares, as of the closing date of the reorganization.


    The implementation of the reorganization agreement is subject to a number of conditions set forth in the reorganization agreement. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are:

    o the receipt by each trust of an opinion of counsel as to the federal income tax consequences of the reorganization; and

    o the approval of the reorganization agreement by the shareholders of the Small Cap Fund.

    The reorganization agreement provides that Phoenix Investment Partners, Ltd. will bear all costs and expenses of the reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and the solicitation of proxies.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and principal investment strategies of the Small Cap Fund and the Small & Mid-Cap Growth Fund are substantially identical:

    o The Small Cap Fund has an investment objective of long-term capital growth. The Small & Mid-Cap Growth Fund has an investment objective of long-term growth of capital.


    o Under normal circumstances, the Small Cap Fund invests at least 65% of its total assets in stocks of companies with total market capitalizations of $1.5 billion or less at the time of investment. Under normal circumstances, the Small & Mid-Cap Growth Fund invests at least 65% of its total assets in equity securities of companies that have market capitalizations of below $2.0 billion at the time of purchase.


    See "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Small & Mid-Cap Growth Fund and the Small Cap Fund. You can also find additional information for the Small & Mid-Cap Growth Fund in its Prospectus.

DISTRIBUTION AND PURCHASE ARRANGEMENTS

    The Small Cap Fund currently offers two classes of shares: Class A and Class B shares. Shares are offered to the public at a price equal to the net asset value per share plus applicable sales charges. For Class A Shares, sales charges are imposed at the time of purchase. For Class B shares, sales charges are imposed on a contingent deferred basis.

    The Small & Mid-Cap Growth Fund currently offers three classes of shares:
Class A, Class B and Class C shares. The Class A and Class B shares of the Small & Mid-Cap Growth Fund are offered to the public under the same sales charge arrangements as the Class A and Class B shares of the Small Cap Fund.

    See "Comparative Information on Distribution Arrangements" below for further information on the distribution arrangements of the Small Cap Fund and the Small & Mid-Cap Growth Fund. You can also find additional information on distribution arrangements for the Small & Mid-Cap Growth Fund in its Prospectus.

DIVIDENDS AND DISTRIBUTIONS

    The Small Cap Fund distributes net investment income semi-annually. The Small & Mid-Cap Growth Fund distributes net investment income annually. Both Funds distribute net realized capital gains, if any, at least annually.

    All dividends and distributions of the Small Cap Fund and the Small & Mid-Cap Growth Fund are paid in additional shares of the respective series unless shareholders elect to receive cash. You can also find additional information on dividends and distributions for the Small & Mid-Cap Growth Fund in its Prospectus.

EXCHANGES

    The Small Cap Fund and the Small & Mid-Cap Growth Fund currently offer shareholders identical exchange privileges. Shareholders of the Small Cap Fund and the Small & Mid-Cap Growth Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.


    On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. You can also find additional information on the Small & Mid-Cap Growth Fund's exchange privileges in its Prospectus.


REDEMPTION PROCEDURES

    Shareholders of both the Small Cap Fund and the Small & Mid-Cap Growth Fund may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable contingent deferred sales charge) as next determined following the receipt of a redemption order in proper form. Ordinarily, payments of redemption proceeds for redeemed Small Cap Fund and Small & Mid-Cap Growth Fund shares are made within seven days after receipt of a redemption request in proper form. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on the Small & Mid-Cap Growth Fund's redemption procedures in its Prospectus.


FEDERAL TAX CONSEQUENCES OF PROPOSED REORGANIZATION

    At the closing of the reorganization, the Trust and the Acquiring Trust will receive an opinion of counsel, subject to customary assumptions and representations, that:

    o no gain or loss will be recognized by the Small Cap Fund on the transfer of the assets of the Small Cap Fund to the Small & Mid-Cap Growth Fund in exchange for Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund or upon the distribution of Small & Mid-Cap Growth Fund shares to the Small Cap Fund shareholders in exchange for their shares of the Small Cap Fund;

    o the aggregate tax basis of the Small & Mid-Cap Growth Fund shares, including any fractional shares, received by each shareholder of the Small Cap Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Small Cap Fund shares held by such shareholder immediately prior to the reorganization; and


    o the holding period of the Small & Mid-Cap Growth Fund shares, including fractional shares, to be received by each shareholder of the Small Cap Fund will include the period during which the Small Cap Fund shares exchanged therefor were held by such shareholder (provided that the Small Cap Fund shares were held as a capital asset on the date of the reorganization).


    See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.

RISK FACTORS


    An investment in the Small & Mid-Cap Growth Fund is subject to specific risks arising from the types of securities in which the Small & Mid-Cap Growth Fund invests and general risks arising from investing in any mutual fund. The specific risks to which the Small & Mid-Cap Growth Fund is subject include the risks of investing in growth stocks and the risks of investing in the stocks of companies with small capitalizations. Investors can lose money by investing in the Small & Mid-Cap Growth Fund. There is no assurance that the Small & Mid-Cap Growth Fund will meet its investment objective. Because the Small & Mid-Cap Growth Fund's investment objectives and policies are substantially identical to those of the Small Cap Fund, an investment in the Small & Mid-Cap Growth Fund is subject to many of the same risks as an investment in the Small Cap Fund. See "Principal Risk Factors" for the principal risks associated with an investment in the Small & Mid-Cap Growth Fund.


MANAGEMENT AND OTHER SERVICE PROVIDERS


    As the investment adviser for the Small & Mid-Cap Growth Fund, Engemann is responsible for managing the investment program and the general operations of the Small & Mid-Cap Growth Fund, as well as the day-to-day management of the Small & Mid-Cap Growth Fund's portfolio. Phoenix is responsible for managing the Small Cap Fund's investment program and general operations. As sub-adviser to the Small Cap Fund, Engemann is responsible for the day-to-day management of the Small Cap Fund's portfolio.

    Investment and trading decisions for each fund are made by a team of managers and analysts. Roger Engemann, Jim Mair and John Tilson oversee the research and portfolio management function at Engemann. Mr. Engemann has been President of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann and both have been with Engemann since 1983. Yossi Lipsker and Lou Holtz serve as co-portfolio managers of both the Small Cap Fund and the Small & Mid-Cap Growth Fund and as such are responsible for the day-to-day management of both funds' portfolios. Mr. Lipsker is a Vice President of Engemann and has been with Engemann since 1995. Mr. Holtz is also a Vice President and has been with Engemann since 1996.

COMPARATIVE FEE TABLES


    The tables below are designed to assist an investor in understanding the various direct and indirect costs and expenses associated with an investment in the relevant class of shares of each fund. Each table also includes pro forma information for the combined Small & Mid-Cap Growth Fund resulting from the reorganization assuming the reorganization took place on December 31, 2000, and after adjusting such information to reflect current fees. The expense information for the Small & Mid-Cap Growth Fund and the Small Cap Fund is based upon expenses for the twelve months ended December 31, 2000.


    As indicated in the tables below, immediately upon effectiveness of the reorganization, the "Total Annual Fund Operating Expenses" for the combined Small & Mid-Cap Growth Fund are expected to be slightly higher than the "Total Annual Fund Operating Expenses" for the Small Cap Fund.


                                                                                 CLASS A SHARES
                                                      -----------------------------------------------------------------
                                                                                                          PRO FORMA
                                                                                                      COMBINED SMALL &
                                                        SMALL & MID-CAP         SMALL CAP              MID-CAP GROWTH
                                                           GROWTH FUND            FUND                      FUND
                                                       --------------------- -------------------- ---------------------

Annual Fund Operating Expenses
   (expenses that are deducted, from fund assets)
   Management Fees                                          0.91%                 0.75%                   0.88%
   Distribution and service (12b-1 Fees) (a)                0.25%                 0.25%                   0.25%
   Other Expenses                                           0.35%                 0.33%                   0.26%
                                                            -----                 -----                   -----

Total Annual Fund Operating Expenses (b)                    1.51%                 1.33%                   1.39%
                                                            =====                 =====                   =====


                                                                                 CLASS B SHARES
                                                      ----------------------------------------------------------------
                                                                                                          PRO FORMA
                                                                                                      COMBINED SMALL &
                                                        SMALL & MID-CAP         SMALL CAP              MID-CAP GROWTH
                                                           GROWTH FUND            FUND                      FUND
                                                      --------------------- -------------------- ---------------------
Annual Fund Operating Expenses
   (expenses that are deducted, from fund assets)
Management Fees                                             0.91%                 0.75%                   0.88%
Distribution and service (12b-1 Fees) (a)                   1.00%                 1.00%                   1.00%
Other Expenses                                              0.35%                 0.33%                   0.26%
                                                            -----                 -----                   -----

Total Annual Fund Operating Expenses (b)                    2.26%                 2.08%                   2.14%
                                                            =====                 =====                   =====

    The following tables show shareholder transaction expenses currently applicable to the purchase of Class A and Class B shares of both funds. These expenses will remain in effect as to the combined Small & Mid-Cap Growth Fund following the reorganization.

        SMALL CAP FUND AND SMALL & MID-CAP GROWTH FUND                CLASS A SHARES             CLASS B SHARES
        ----------------------------------------------                --------------             --------------

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                                            5.75%                      None
Maximum Deferred Sales Charge (Load) (as a percentage of the
  lesser of the value redeemed or the amount invested)                     None                       5% (c)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                None                       None
Redemption Fee                                                             None                       None
Exchange Fee                                                               None                       None

-------------------------

(a) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(b) The Small & Mid-Cap Growth Fund's financial agent has agreed to waive a portion of its administration fee through April 30, 2002 so that other operating expenses of the fund do not exceed 0.50% of the first $50 million of the average daily net assets. Prior to March 1, 2000, the fund's financial agent had agreed to waive a portion of its administration fee so that other operating expenses of the fund would not exceed 0.60% of the first $50 million of the average daily net assets.

(c) The Maximum Deferred Sales charge is imposed on Class B shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B Shares of the Small & Mid-Cap Growth Fund purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date.

EXAMPLE

    These examples illustrate the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. They assume a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. These examples are hypothetical; actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. In the case of Class B shares, it is assumed that your shares are converted to Class A shares after eight years.

    Fees and expenses if you redeemed your shares at the end of each time period:



CLASS A SHARES
--------------
                                                                   1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                                   ------         -------       -------     --------

Small & Mid-Cap Growth Fund...............................          $720           $1,025       $1,351       $2,273
Small Cap Fund............................................          $703           $  973       $1,262       $2,086
Pro Forma Combined Small & Mid-Cap Growth Fund............          $708           $  990       $1,292       $2,148


CLASS B SHARES
--------------
                                                                   1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                                   ------         -------       -------     --------
Small & Mid-Cap Growth Fund...............................          $629           $906         $1,210       $2,407
Small Cap Fund............................................          $612           $853         $1,121       $2,224
Pro Forma Combined Small & Mid-Cap Growth Fund............          $617           $870         $1,149       $2,282


    Fees and expenses if you did not redeem your shares at the end of each time period:


CLASS B SHARES
--------------
                                                                   1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                                   ------         -------       -------     --------

Small & Mid-Cap Growth Fund...............................          $229           $706         $1,210       $2,407
Small Cap Fund............................................          $212           $653         $1,121       $2,224
Pro Forma Combined Small & Mid-Cap Growth Fund............          $217           $670         $1,149       $2,282



    Note: Actual expenses for the Small & Mid-Cap Growth Fund may be lower than those shown in the example above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the Small & Mid-Cap Growth Fund's administrator.

    The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                             PRINCIPAL RISK FACTORS

    Because the Small & Mid-Cap Growth Fund's investment objective and policies are substantially identical to those of the Small Cap Fund, an investment in the Small & Mid-Cap Growth Fund is subject to many of the same specific risks as an investment in the Small Cap Fund. The following highlights the principal similarities and differences between the principal risk factors associated with an investment in the Small & Mid-Cap Growth Fund as contrasted with those associated with the Small Cap Fund and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectuses and Statements of Additional Information of the Small & Mid-Cap Growth Fund and the Small Cap Fund, respectively.

    An investment in the Small & Mid-Cap Growth Fund is subject to specific risks arising from the types of securities in which the Small & Mid-Cap Growth Fund invests and general risks arising from investing in any mutual fund. You can lose money by investing in the Small & Mid-Cap Growth Fund. There is no assurance that the Small & Mid-Cap Growth Fund will meet its investment objective.

GENERAL

    The value of the investments of the Small Cap Fund and the Small & Mid-Cap Growth Fund that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of your fund's investments decreases, you will lose money.

    Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which your fund invests can be worse than expected and investments may fail to perform as Phoenix or Engemann expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

    Because growth stocks typically make little or no dividend payments to shareholders, investment returns are based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

SMALL CAPITALIZATIONS AND UNSEASONED COMPANIES

    Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance. Investment returns of unseasoned and small capitalization companies can be highly volatile. Product lines are often less diversified and subject to competitive threats. Small capitalization and unseasoned company stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

                           THE PROPOSED REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

    The terms and conditions under which the proposed reorganization may be consummated are set forth in the reorganization agreement. Significant provisions of the reorganization agreement are summarized below. This summary, however, is qualified in its entirety by reference to the reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

    The Agreement and Plan of Reorganization contemplates:

    o the acquisition by the Small & Mid-Cap Growth Fund, on the closing date of the reorganization, of all or substantially all of the assets of the Small Cap Fund in exchange solely for Class A and Class B shares of the Small & Mid-Cap Growth Fund and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund; and

    o the distribution of shares of the corresponding class of the Small & Mid-Cap Growth Fund to the shareholders of the Small Cap Fund in exchange for their respective shares of the Small Cap Fund.


    The assets of the Small Cap Fund to be acquired by the Small & Mid-Cap Growth Fund include all property, including, without limitation, all cash, securities, and dividends or interest receivables which are owned by the Small Cap Fund and any deferred or prepaid expenses shown as an asset on the books of the Small Cap Fund on the closing date of the reorganization. The Small & Mid-Cap Growth Fund will assume all liabilities, accrued expenses, costs, charges, and reserves of the Small Cap Fund reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the reorganization will occur following satisfaction (or waiver) of the conditions to closing set forth in the reorganization agreement (currently anticipated to occur on or about June 12, 2001), or such later date as the parties may agree.


    The value of the Small Cap Fund's assets to be acquired and the Small Cap Fund's liabilities to be assumed by the Small & Mid-Cap Growth Fund and the net asset value of each class of shares of the Small & Mid-Cap Growth Fund will be determined immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the Small & Mid-Cap Growth Fund's then current Prospectus and Statement of Additional Information. The number of Class A and Class B shares of the Small & Mid-Cap Growth Fund to be issued to the Small Cap Fund will be determined by dividing (a) the value of the aggregate net assets attributable to each class of shares of the Small Cap Fund by (b) the net asset value per share of the corresponding class of the Small & Mid-Cap Growth Fund.


    On the closing date, the Small Cap Fund will liquidate and distribute pro rata to its shareholders of record the Small & Mid-Cap Growth Fund shares received by the Small Cap Fund in exchange for their respective shares in the Small Cap Fund. This liquidation and distribution will be accomplished by opening an account on the books of the Small & Mid-Cap Growth Fund in the name of each shareholder of record of the Small Cap Fund and by crediting to each account the shares due pursuant to the reorganization. Every Small Cap Fund shareholder will own shares of the corresponding class of the Small & Mid-Cap Growth Fund immediately after the reorganization, the value of which will be equal to the value of the shareholder's Small Cap Fund shares immediately prior to the reorganization.


    At or prior to the closing date, the Small Cap Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Small Cap Fund shareholders all of the Small Cap Fund's investment company taxable income for all taxable years ending at or prior to the closing date

(computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

    Subject to certain limitations on liability, the Small & Mid-Cap Growth
Fund has agreed to indemnify and hold harmless the Trustees of the Trust who are not "interested persons" of the adviser or distributor of the Small Cap Fund (the "Independent Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability") which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by the reorganization agreement, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such Liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.

    The consummation of the reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees of either trust, or by an authorized officer of each trust, as appropriate.

    Among the significant conditions which may not be waived are: (a) the receipt by the Trust and the Acquiring Trust of an opinion of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Small Cap Fund. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Small Cap Fund, prior to the closing date, by either party by resolution of its Board of Trustees. In addition, the reorganization agreement may be amended by mutual agreement, except that no amendment may be made to the reorganization agreement subsequent to the meeting that would change the provisions for determining the number of Small & Mid-Cap Growth Fund shares to be issued to shareholders of the Small Cap Fund without their further approval.

REASONS FOR THE REORGANIZATION

    The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the trusts. Phoenix Investment Counsel, the adviser to the Small Cap Fund, and Roger Engemann & Associates, the adviser to the Small & Mid-Cap Growth Fund, recommended that the Trustees of each trust consider the benefits that shareholders would realize if the Small Cap Fund were to be combined with the Small & Mid-Cap Growth Fund. In response to this recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits to be realized by shareholders from the proposal.


    In the course of their review, the Trustees of the Trust noted that the reorganization would be a means of combining two funds with substantially identical investment objectives and principal investment strategies and would permit the shareholders of the Small Cap Fund to pursue their investment goals in a larger fund. In reaching this conclusion, the Board considered a number of additional factors, including the following:


    o the reorganization could result in economies of scale through the spreading of fixed costs over a larger asset base;

    o the total expense ratio of the combined Small & Mid-Cap Growth Fund following the reorganization is projected to be slightly higher than the current total expense ratio of the Small Cap Fund;

    o the reorganization provides for continuity of distribution and shareholder servicing arrangements; and

    o the reorganization will not result in the recognition of any gain or loss for federal income tax purposes either to the Small Cap Fund or the Small & Mid-Cap Growth Fund or to the shareholders of either of the funds.

    After considering these and other factors, the Board of Trustees of the Trust, including the independent trustees, unanimously concluded at a meeting held on August 24, 2000 that the reorganization would be in the best interests of the Small Cap Fund and its shareholders and that the interests of existing Small Cap Fund shareholders will not be diluted as a result of the transactions contemplated by the reorganization. The Board of Trustees of the Trust then unanimously voted to approve the reorganization and authorize the officers of the Trust to submit the reorganization proposal to shareholders for consideration.


         At a meeting held on September 12, 2000, the Board of Trustees of the Acquiring Trust, including the independent trustees, also unanimously concluded that the reorganization would be in the best interests of the Small & Mid-Cap Growth Fund and its shareholders and that the interests of existing Small & Mid-Cap Growth Fund shareholders will not be diluted as a result of the reorganization. In the course of their review, the Board of Trustees of the Acquiring Trust noted that Phoenix Investment Counsel and Roger Engemann & Associates, Inc. have elected to use the historical financial statements and performance record of the Small & Mid-Cap Growth Fund.


FEDERAL INCOME TAX CONSEQUENCES


    Special counsel to the funds, Goodwin Procter LLP, is to opine that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:


    o the transfer of all or substantially all of the assets of the Small Cap Fund solely in exchange for Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund, and the distribution of such shares to the shareholders of the Small Cap Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the Small & Mid-Cap Growth Fund and the Small Cap Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    o no gain or loss will be recognized by the Small Cap Fund on the transfer of the assets of the Small Cap Fund to the Small & Mid-Cap Growth Fund in exchange for Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund or upon the distribution of Small & Mid-Cap Growth Fund shares to the Small Cap Fund shareholders in exchange for their shares of the Small Cap Fund;

    o  the tax basis of the Small Cap Fund's assets acquired by the Small
       & Mid-Cap Growth Fund will be the same to the Small & Mid-Cap
       Growth Fund as the tax basis of such assets to the Small Cap Fund immediately prior to the reorganization, and the holding period of the assets of the Small Cap Fund in the hands of the Small & Mid-Cap Growth Fund will include the period during which those assets were held by the Small Cap Fund;

    o no gain or loss will be recognized by the Small & Mid-Cap Growth Fund upon the receipt of the assets of the Small Cap Fund solely in exchange for the Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund;

    o no gain or loss will be recognized by shareholders of the Small Cap Fund upon the receipt of Small & Mid-Cap Growth Fund shares by such shareholders, provided such shareholders receive solely Small & Mid-Cap Growth Fund shares (including fractional shares) in exchange for their Small Cap Fund shares; and

    o the aggregate tax basis of the Small & Mid-Cap Growth Fund shares, including any fractional shares, received by each shareholder of the Small Cap Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Small Cap Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the Small & Mid-Cap Growth Fund shares, including fractional shares, to be received by each shareholder of the Small Cap Fund will include the period during which the Small Cap Fund shares exchanged therefor were held by such shareholder (provided that the Small Cap Fund shares were held as a capital asset on the date of the reorganization).

    The receipt of such an opinion is a condition to the consummation of the reorganization. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Small Cap Fund in exchange for Small & Mid-Cap Growth Fund shares and the assumption by the Small & Mid-Cap Growth Fund of all known liabilities of the Small Cap Fund do not constitute a tax-free reorganization, each Small Cap Fund shareholder generally will recognize gain or loss equal to the difference between the value of Small & Mid-Cap Growth Fund shares such shareholder acquires and the tax basis of such shareholder's Small Cap Fund shares.

    Shareholders of the funds should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the funds should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

CAPITALIZATION


    The following table sets forth the capitalization of the Small & Mid-Cap Growth Fund and the Small Cap Fund, and on a pro forma basis for the combined Small & Mid-Cap Growth Fund as of December 31, 2000 giving effect to the proposed acquisition of net assets of the Small Cap Fund at net asset value. The pro forma data reflects an exchange ratio of approximately 0.455410522 and
0.44283528 for Class A and Class B shares, respectively, of the Small & Mid-Cap Growth Fund issued for each Class A and Class B share, respectively, of the Small Cap Fund.


                                                                                                          PRO FORMA
                                                                SMALL &                                    COMBINED
                                                                MID-CAP                                  SMALL & MID-
                                                              GROWTH FUND       SMALL CAP FUND          CAP GROWTH FUND
                                                              -----------       --------------          ---------------

Net assets
   Class A                                                  $231,453,202         $153,432,512             $384,885,714
   Class B                                                    99,059,526          108,250,026              207,309,552
   Class C                                                    75,806,164              N/A                   75,806,164
Net asset value per share
   Class A                                                     $37.96               $17.29                   $37.96
   Class B                                                      36.72                16.26                    36.72
   Class C                                                      36.69                 N/A                     36.69
Shares outstanding
   Class A                                                     6,097,356            8,875,404              10,139,308
   Class B                                                     2,697,730            6,657,070               5,645,715
   Class C                                                     2,065,916              N/A                   2,065,916



    The table set forth above should not be relied on to determine the number of Small & Mid-Cap Growth Fund shares to be received in the reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Small Cap Fund and the Small & Mid-Cap Growth Fund at the time of the reorganization.

HISTORICAL PERFORMANCE INFORMATION

    The following table sets forth the average annual total return of the Class A, Class B and Class C shares of the Small & Mid-Cap Growth Fund and the Class A and Class B shares of the Small Cap Fund for the periods indicated.


                                        AVERAGE ANNUAL TOTAL RETURNS FOR
                                            PERIODS ENDING 12/31/00(a)



                FUND NAME                     1 YEAR       5 YEARS       SINCE INCEPTION         INCEPTION DATE
------------------------------------------    ------       -------       ---------------         --------------


Small & Mid-Cap Growth Fund
   Class A                                    (19.51)%     26.74%            29.32%               10/10/1994
   Class B                                    (18.63)%      N/A              23.52%               09/18/1996
   Class C                                    (15.25)%      N/A              21.46%               10/08/1996

Small Cap Fund
   Class A                                    (23.32)%     17.42%            23.27%               10/16/1995
   Class B                                    (21.51)%     17.93%            23.75%               10/16/1995

Russell 2000 Index (b)                         (3.02)%     10.31%            12.42%               10/10/1994
Russell 2000 Growth Index (c)                 (22.43)%      7.14%            10.43%               10/10/1994




    Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

-------------------------

(a) The Small & Mid-Cap Growth Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in Class A shares and a full redemption of Class B and Class C shares. The Small Cap Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A shares and a full redemption of Class B shares.
(b) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization stocks. The index does not reflect sales charges.
(c) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance for small-capitalization growth-oriented stocks. The index does not reflect sales charges.



                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


The following discussion is a summary of some of the more significant similarities and differences in the investment objectives, policies and restrictions of the Small & Mid-Cap Growth Fund and the Small Cap Fund. The discussion below is qualified in its entirety by the discussion elsewhere in this Prospectus/Proxy Statement, and in each fund's Prospectus and Statement of Additional Information.


INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives of the Small & Mid-Cap Growth Fund and the Small Cap Fund are substantially identical. The Small & Mid-Cap Growth Fund has an investment objective of long-term growth of capital. The Small Cap Fund has an investment objective of long-term capital growth. The investment objectives of the Small & Mid-Cap Growth Fund and the Small Cap Fund are "fundamental policies" which may not be changed without the approval of the holders of at least a "majority of the outstanding voting securities" of the respective fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

    The principal investment strategies of the Small & Mid-Cap Growth Fund are substantially identical to the principal investment strategies of the Small Cap Fund.

    Under normal circumstances, the Small Cap Fund invests at least 65% of its total assets in stocks of companies with market capitalizations of $1.5 billion or less at the time of investment. Under normal circumstances, the Small & Mid-Cap Growth Fund invests at least 65% of its total assets in equity securities of companies that have market capitalizations of below $2.0 billion at the time of purchase. The Small & Mid-Cap Growth Fund recently raised the market capitalization of companies in which it may invest from $1.5 billion to $2.0 billion. The Funds emphasize the purchase of common stocks of domestic corporations with rapidly growing earnings per share. The Funds may also select stocks of companies that may not be experiencing rapid growth but which, in the opinion of the adviser, are undervalued by other criteria of their fundamental net worth.


    Investments of the Funds are generally sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or if the security has appreciated to the point where it is no longer attractive.


    As the investment adviser for the Small & Mid-Cap Growth Fund, Engemann is responsible for managing the investment program and the general operations of the Small & Mid-Cap Growth Fund, as well as the day-to-day management of the Small & Mid-Cap Growth Fund's portfolio. Phoenix is responsible for managing the Small Cap Fund's investment program and general operations. As sub-adviser to the Small Cap Fund, Engemann is responsible for the day-to-day management of the Small Cap Fund's portfolio.


CERTAIN INVESTMENT RESTRICTIONS

    The Small & Mid-Cap Growth Fund and the Small Cap Fund are subject to identical investment restrictions that restrict the scope of their investments. These investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund (as that term is defined in the 1940 Act).

    Each Fund may not:

    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

    (3) Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

    (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

    (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

    (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

    (8)   Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

    If any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction.


              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

MULTIPLE CLASS STRUCTURE

    The Small & Mid-Cap Growth Fund currently offers three classes of shares:
Class A, Class B and Class C shares. The Small Cap Fund currently offers two classes of shares: Class A and Class B shares. The Class A and Class B shares of the Small Cap Fund are offered to the public under the same sales charge arrangements as the Class A and Class B shares of the Small & Mid-Cap Growth Fund.

    In the proposed reorganization, you will receive the corresponding class of shares of the Small & Mid-Cap Growth Fund in exchange for your shares in the Small Cap Fund. The reorganization will be effected at net asset value. No sales charge will be imposed on your shares. For purposes of calculating the contingent deferred sales charge that you may pay when you dispose of any Class B shares acquired as a result of the reorganization, the length of time you hold shares in the Small & Mid-Cap Growth Fund will be added to the length of time you held shares in the Small Cap Fund. If you acquire Class B shares as a result of the reorganization, you will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if you had continued to hold your shares of the Small Cap Fund.

    The shares of the various classes are offered under the following arrangements:

CLASS A SHARES (CURRENTLY OFFERED BY BOTH FUNDS)


o Are offered to the public at net asset value plus a maximum sales charge of 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions.


o   Are not subject to any charges when redeemed.

o Have lower distribution and service fees (0.25%) and pay higher dividends than Class B and Class C shares.

CLASS B SHARES (CURRENTLY OFFERED BY BOTH FUNDS)

o Are offered to the public at net asset value with no sales charge at the time of purchase.

o Are subject to a sales charge of up to 5.00% of the shares' value if they are redeemed within the first five years after purchase. This charge declines to 0% over a period of five years and may be waived under certain conditions.

o Will automatically convert to Class A shares eight years after purchase (six-years for Class B shares of the Small & Mid-Cap Growth Fund purchased prior to February 20, 1998).

o Have higher distribution and service fees (1.00%) and pay lower dividends than Class A shares.

CLASS C SHARES (CURRENTLY OFFERED BY THE SMALL & MID-CAP GROWTH FUND ONLY)

o Are offered to the public at net asset value with no sales charge at the time of purchase.

o Are subject to a sales charge of 1.00% if they are redeemed within the first year after they are purchased.

o Have the same distribution and service fees (1.00%) as Class B shares and pay comparable dividends.

o Class C shares do not convert to any other class of shares of the Small & Mid-Cap Growth Fund.

DISTRIBUTION PLANS

    Phoenix Equity Planning Corporation serves as the distributor of shares for both the Small & Mid-Cap Growth Fund and the Small Cap Fund. The Acquiring Trust has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for Class B and Class C shares relating to the sale and promotion of Small & Mid-Cap Growth Fund shares (the "Acquiring Trust Class B Plan" and the "Acquiring Trust Class C Plan" and collectively, the "Acquiring Trust Plans").

    Under the Acquiring Trust Class B Plan and the Acquiring Trust Class C Plan, the Funds compensate Phoenix Equity Planning Corporation 0.75% of the average daily value of the net assets of Class B and Class C shares. In addition, Phoenix Equity Planning Corporation is paid 0.25% annually of the average daily net assets of each class of shares for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts.


    The Trust has also adopted distribution plans pursuant to Rule 12b-1 on behalf of the Class B shares of the Small Cap Fund, (the "Trust Class B Plan"). Under the Trust Class B Plan, the Small Cap Fund compensates Phoenix Equity Planning Corporation 0.75% of the average daily net assets of the Small Cap Fund's Class B shares. In addition, the Small Cap Fund pays Phoenix Equity Planning Corporation 0.25% annually of the average daily net assets of each class of Small Cap Fund shares as compensation for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts.


                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

    Both the Small Cap Fund and the Small & Mid-Cap Growth Fund offer the same shareholder services, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

    The Small & Mid-Cap Growth Fund distributes net investment income annually, and distributes net realized capital gains, if any, at least annually. The Small Cap Fund distributes net investment income semiannually, and distributes net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Small Cap Fund and the Small & Mid-Cap Growth Fund are paid in additional shares of the respective fund unless shareholders elect to receive cash. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the applicable class of shares of the Small Cap Fund and the Small & Mid-Cap Growth Fund in effect on the record date.

    The Small & Mid-Cap Growth Fund and the Small Cap Fund currently offer shareholders identical exchange privileges. Shareholders of the Small Cap Fund and the Small & Mid-Cap Growth Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

    Shares of the Small & Mid-Cap Growth Fund and the Small Cap Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemptions of Class B shares for the Small & Mid-Cap Growth Fund or Class B shares of the Small Cap Fund, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed Small & Mid-Cap Growth Fund and Small Cap Fund shares are generally made within seven days after receipt of a redemption request in proper form and documentation, provided that each check used for purchases of shares has been cleared for payment.

    Because both the Small & Mid-Cap Growth Fund and the Small Cap Fund offer the same shareholder services, after the closing the same services will continue to be available to the shareholders of the Small Cap Fund but in their capacity as shareholders of the Small & Mid-Cap Growth Fund.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS


The following is a summary of certain provisions of the Declarations of Trust of the Small Cap Fund and the Small & Mid-Cap Growth Fund. The Declarations of Trust of the Small & Mid-Cap Growth Fund and the Small Cap Fund are substantially identical.


FORM OF ORGANIZATION

    The Small Cap Fund is a series of the Phoenix Strategic Equity Series
Fund, an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust, pursuant to a Declaration of Trust dated July 7, 2000, as amended. The Phoenix Strategic Equity Series Fund is the successor to Phoenix Strategic Equity Series Fund, a business trust organized under the laws of the Commonwealth of Massachusetts in 1986. The Small & Mid-Cap Growth Fund is a series of The Phoenix-Engemann Funds, an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust, pursuant to an Agreement and Declaration of Trust dated August 17, 2000, as amended. The Phoenix-Engemann Funds is the successor to The Phoenix-Engemann Funds, a business trust organized under the laws of the Commonwealth of Massachusetts in 1986. The operations of both the Small & Mid-Cap Growth Fund and the Small Cap Fund are governed by their respective Agreement and Declaration of Trust documents and by Delaware law. Both the Phoenix Strategic Equity Series Fund and The Phoenix-Engemann Funds are registered with the SEC as open-end management investment companies and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. The Trustees of each Trust may generally authorize mergers, consolidations, share exchanges and reorganizations of a new fund or of each respective Trust with another trust series or other business organization without shareholder approval.

SHARES


    Each Declaration of Trust authorizes the Trustees to create an unlimited number of series in each trust. Within each series, the Trustees may create an unlimited number of classes, each with an unlimited number of full and fractional shares. The Phoenix Strategic Equity Series Fund currently has three series outstanding: the Phoenix-Engemann Small Cap Fund, the Phoenix-Seneca Growth Fund and the Phoenix-Seneca Strategic Theme Fund. The Phoenix-Engemann Funds currently has four series outstanding: the Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund and Phoenix-Engemann Small & Mid-Cap Growth Fund. In addition to the currently existing series, each trust may organize other series in the future.


    The Small & Mid-Cap Growth Fund currently offers Class A, Class B and Class C shares. The Small Cap Fund currently offers Class A and Class B shares. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. The assets and proceeds received by each trust from the issue or sale of shares of a series or class are allocated to that series and class and constitute the rights of that series or class, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books of account of the trusts. These assets are to be used to pay the expenses of the series or class as well as a share of the general expenses of each relevant trust.

MEETINGS

    The Trustees or President of both the Small & Mid-Cap Growth Fund and the Small Cap Fund may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any trustee shall be called by trustees upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote. Generally, one-third of the shares entitled to vote constitutes a quorum at a shareholder meeting.

SHAREHOLDER LIABILITY

    Unlike the stockholders of a corporation, under certain circumstances shareholders of a business trust may be held personally liable for the debts, claims or other obligations of a business trust. However, the trust documents of both the Small & Mid-Cap Growth Fund and the Small Cap Fund limit shareholder liability.

    The Declaration of Trust for each of the Small & Mid-Cap Growth Fund and the Small Cap Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trusts. Each Declaration of Trust provides for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trusts themselves would be unable to meet their obligations.

LIABILITY OF TRUSTEES


    The Declarations of Trust for each of the Small & Mid-Cap Growth Fund and the Small Cap Fund provide that trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trusts may purchase insurance for trustees to cover potential liabilities and will generally indemnify a trustee against such claims. The Trusts may also advance payments to a trustee in connection with indemnification.


VOTING REQUIREMENTS

    Each shareholder of the Small & Mid-Cap Growth Fund and the Small Cap Fund is entitled to one vote for each dollar of net asset value (determined as of the applicable record date) of each share owned by the shareholder (the number of shares owned times net asset value per share) on any matter on which such shareholder is entitled to vote. Each fractional dollar amount shall be entitled to a proportionate fractional vote.

LIQUIDATION OR DISSOLUTION

In the event of the liquidation or dissolution of either fund, the Trustees shall distribute the assets of the trusts to the shareholders, according to their respective rights, after accounting for the liabilities of the trust.


                                   FISCAL YEAR

    The Small & Mid-Cap Growth Fund operates on a fiscal year which ends December 31. The Small Cap Fund operates on a fiscal year which ends April 30.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

    Responsibility for the overall supervision of the Small & Mid-Cap Growth Fund rests with The Phoenix-Engemann Funds Board of Trustees. Responsibility for the overall supervision of the Small Cap Fund rests with the Phoenix Strategic Equity Series Fund Board of Trustees. Roger Engemann & Associates, Inc. serves as investment adviser to the Small & Mid-Cap Growth Fund, and as sub-adviser to the Small Cap Fund. Phoenix Investment Counsel, Inc. serves as investment adviser to the Small Cap Fund.

    Investment and trading decisions for each fund are made by a team of managers and analysts. Roger Engemann, Jim Mair and John Tilson oversee the research and portfolio management function at Engemann. Yossi Lipsker and Lou Holtz serve as co-portfolio managers of both the Small & Mid-Cap Growth Fund and the Small Cap Fund and as such are responsible for the day-to-day management of both fund portfolios.


    Mr. Engemann has been President of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann and both have been with Engemann since 1983. Messrs. Engemann and Mair earned the right to use the Chartered Financial Analyst designation in 1972, and Mr. Tilson earned the right to use the Chartered Financial Analyst designation in 1974.


    Mr. Lipsker is a Vice President of Engemann and has been with Engemann since 1995. Mr. Lipsker also serves as co-portfolio manager of the Phoenix-Engemann Nifty Fifty Fund of the Phoenix-Engemann Funds. Mr. Holtz is also a Vice President and has been with Engemann since 1996. Mr. Holtz serves as a co-portfolio manager of Phoenix-Engemann Balanced Return Fund. Mr. Holtz earned the right to use the Chartered Financial Analyst designation in 1996.


    Phoenix Equity Planning Corporation serves as administrative agent of the Small & Mid-Cap Growth Fund and the Small Cap Fund and, as such, performs administrative, bookkeeping and pricing functions. Phoenix Equity Planning Corporation also acts as transfer agent for the Small & Mid-Cap Growth Fund and the Small Cap Fund.

    The custodian of the Small & Mid-Cap Growth Fund is Union Bank of California. State Street Bank and Trust Company serves as custodian of the Small Cap Fund.

    PricewaterhouseCoopers LLP serve as independent accountants for both the Small Cap Fund and the Small & Mid-Cap Growth Fund.

                               VOTING INFORMATION

QUORUM AND VOTING REQUIREMENTS

    This Prospectus/Proxy Statement is being furnished to the shareholders of the Small Cap Fund in connection with the solicitation by the Board of Trustees of Phoenix Strategic Equity Series Fund of proxies to be used at the meeting.


    Shareholders of record of the Small Cap Fund at the close of business on March 14, 2001 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, _________ Class A and ____________ Class B shares of the Small Cap Fund were issued and outstanding. Shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date) of each share owned by such shareholder (number of shares owned times net asset value per share) and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shareholders of the Small Cap Fund will vote together as a single class on the reorganization proposal. The holders of thirty-three and one-third percent (33-1/3%) of the shares entitled to vote shall constitute a quorum for the meeting. Although the Trust instrument provides that the Trustees of the Small Cap Fund may cause the Small Cap Fund to merge or consolidate with or into, or sell substantially all of its assets to another fund without shareholder approval, the Trustees have elected to seek shareholder approval for the reorganization proposal. The Trustees are seeking the vote of the lesser of (i) 67% or more of the eligible votes of the Small Cap Fund if more than 50% of the eligible votes of the Small Cap Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Small Cap Fund. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Small Cap Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

    If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

    The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of the By-Laws of Phoenix Strategic Equity Series Fund. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

    Approval of the reorganization proposal by the shareholders of the Small Cap Fund is a condition of the consummation of the reorganization. If the reorganization is not approved, the Small Cap Fund will continue as a series of the Trust and the Board of Trustees of the Trust may consider other alternatives in the best interests of the shareholders of the Small Cap Fund.

REVOCATION OF PROXIES

    Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

    o by the subsequent execution and return of another proxy prior to the meeting;

    o by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or

    o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

NO APPRAISAL RIGHTS

    The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

SOLICITATION OF PROXIES

    In addition to solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. Phoenix Investment Partners, or other representatives of the Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by Phoenix Investment Partners for their reasonable expenses in sending proxy material to be beneficial owners of shares of the Small Cap Fund. The cost of the solicitation of proxies will be borne by Phoenix Investment Partners.

    If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

OWNERSHIP OF VOTING SECURITIES


    Based on holdings and total shares outstanding as of February __, 2001, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Small Cap Fund. If the reorganization were consummated as of February __, 2001, the Trustees and officers of the Trust would own less than 1% of the outstanding voting securities of the combined Small & Mid-Cap Growth Fund based on their holdings and total shares outstanding as of February __, 2001.

    The following table contains information about all persons who own beneficially or of record 5% or more of the outstanding shares of the Small Cap Fund, Small & Mid-Cap Growth Fund, or the combined Small & Mid-Cap Growth Fund assuming consummation of the reorganization, based on holdings and total shares outstanding as of February __, 2001.




                                                                                                  PERCENT OF
                                                                                                COMBINED SMALL
                                                                                                  & MID-CAP
                                                       PERCENT OF           PERCENT OF SMALL &      GROWTH
                                                     SMALL-CAP FUND/         MID-CAP GROWTH        FUND/CLASS
         NAME AND ADDRESS OF SHAREHOLDER               CLASS OWNED          FUND/CLASS OWNED         OWNED
         -------------------------------               -----------          ----------------         -----










    THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMEND YOU APPROVE THE PLAN OF REORGANIZATION.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS


    Additional information about the Small & Mid-Cap Growth Fund and the Acquiring Trust is included in the Small & Mid-Cap Growth Fund's Prospectus accompanying this document and is incorporated by reference herein. Further information about the Small & Mid-Cap Growth Fund and the Acquiring Trust is included in the Statement of Additional information for the Small & Mid-Cap Growth Fund, dated March 15, 2001, which has been filed with the SEC and is incorporated by reference herein. A copy of the Small & Mid-Cap Growth Fund's Statement of

Additional Information may be obtained without charge by contacting
Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

    Additional information about the Small Cap Fund is included in the current Prospectus of the Small Cap Fund, dated August 28, 2000. A copy of the Small Cap Fund's Prospectus has been filed with the SEC, and is incorporated by reference herein. Further information about the Small Cap Fund is included in the Statement of Additional information for the Small Cap Fund, dated August 28, 2000, which also has been filed with the SEC and is incorporated by reference herein. A copy of the Small Cap Fund's Prospectus and Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

    The Acquiring Trust and the Trust are each registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, file reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information can be inspected at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material also can be obtained from the Public Relations Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web Site (http://www.sec.gov) that contains this Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.


MANAGEMENT'S DISCUSSION OF THE SMALL & MID-CAP GROWTH FUND'S PERFORMANCE FOR THE YEAR ENDED DECEMBER 31, 2000.

         The Small & Mid-Cap Growth Fund's investment objective is to seek long-term growth of capital. Investors should note that the Small & Mid-Cap Growth Fund may invest in small-company stocks, which involves added risks, such as greater price volatility, less liquidity and increased competitive threat.

         For the 12 months ended December 31, 2000, Class A shares were down 14.60%, Class B shares fell 15.24% and Class C shares declined 15.25%. For the same period, the S&P 500 Index(1) had a negative return of 9.19%, the Russell 2000 Growth Index(2) declined 22.43% and the Russell 2000 Index(3) was down 3.02%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

         In 2000, small-cap markets proved to be both volatile and challenging. As we reflect upon the past year, there are several thoughts that emerge. First, 1999 was an exceptional year. Along with outstanding performance, excess was created as capital became inexpensive and too many unsound business concepts were funded. Much of this excess was unwound in 2000, with very painful results for growth investors. Second, the adage "don't fight the Fed" finally came true. With the Federal Reserve raising interest in late 1999 and continuing to for most of the year, it was only a matter of time before they successfully slowed the economy. These two themes created tremendous volatility and in some cases losses for investors.

         The Phoenix-Engemann Small & Mid-Cap Growth Fund was down 14.6% for the year. When viewed in isolation, this does not appear all that attractive. When you consider our 1999 return, the near 40% decline for Nasdaq(4) and the -22% return for our benchmark, the Russell 2000 Growth Index, we are somewhat comforted.

         Given the challenging environment, we remained focused on what we believed were the best long-term growth businesses. We were fortunate that our two largest positions, Applied Micro Circuits and BEA Systems, despite being technology-related companies, significantly outperformed the Nasdaq. In addition, several of our holdings were acquired by larger companies, including Ortel, MMC Networks, and SDLI, which benefited performance.

         In terms of poor performers, we had quite a few; however, in most cases the positions were relatively small. One area in which we had several investments that did not work out was the semiconductor capital equipment group. As the Federal Reserve began to raise rates, this was one of the first areas to see a slowdown. Two companies in this area that performed poorly were Advanced Energy Systems and PRI Automation.

         Looking ahead, we are every excited about the upcoming year as many of the pressures that existed in 2000 are reversing. First, with clear evidence that the economy is slowing, the Federal Reserve, in a surprise move early in January of this year, lowered interest rates by one half of one percent. This should set the stage for continued rate cuts throughout the year, in our opinion. In addition, stocks are a lot cheaper than they were at the beginning of 2000. Moreover, we believe inflation remains very much under control. And finally, we believe we own a portfolio of companies that have very good growth prospects.

(1) The S&P 500 Index measures broad stock market total-return performance.

(2) The Russell 2000 Growth Index measures small-cap growth-oriented stock total-return performance.

(3) The Russell 2000 Index measures small-cap stock total-return performance.

(4) The Nasdaq measures technology-oriented stock total-return performance.

    The indices are unmanaged and not available for direct investment.

Phoenix-Engemann Small & Mid-Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00



                                                   INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  TO 12/31/00      DATE
                                -------  -------  -----------  ------------

Class A Shares at NAV(2)        (14.60)%  28.25%      30.55%     10/10/94
Class A Shares at POP(3)        (19.51)   26.74       29.32      10/10/94
Class B Shares at NAV(2)        (15.24)      --       23.76       9/18/96
Class B Shares with CDSC(4)     (18.63)      --       23.52       9/18/96
Class C Shares at NAV(2)        (15.25)      --       21.46       10/8/96
Class C Shares with CDSC(4)     (15.25)      --       21.46       10/8/96
Russell 2000 Index(8)            (3.02)   10.31      Note 5        Note 5
Russell 2000 Growth Index(9)    (22.43)    7.14      Note 6        Note 6


(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 12.42% for Class A (since 10/10/94), 9.88% for Class B (since 9/18/96) and 9.55% for Class C (since 10/8/96), respectively.
(6) Index performance is 10.43% for Class A (since 10/10/94), 6.31% for Class B (since 9/18/96) and 5.92% for Class C (since 10/8/96), respectively.
(7) This chart illustrates POP returns on Class A shares only. Returns on Class B and Class C shares will vary due to differing sales charges.
(8) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization stocks. The Index's performance does not reflect sales charges.
(9) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The Index's performance does not reflect sales charges. All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


       PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
                   FUND CLASS A(7)              RUSSELL 2000 GROWTH INDEX(9)  RUSSELL 2000 INDEX(8)


10/94                                   $9,425                       $10,000                $10,000

94                                     $11,376                       $10,021                 $9,877

95                                     $14,297                       $13,132                $12,686

96                                     $21,784                       $14,611                $14,778

97                                     $27,537                       $16,502                $18,083

98                                     $31,473                       $16,706                $17,622

99                                     $58,097                       $23,905                $21,368

00                                     $49,614                       $18,543                $20,723


This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/10/94 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS
12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



Technology          45%

Health Care         17%

Financials          11%

Consumer Cyclicals  10%

Energy               7%

Consumer Staples     6%

Capital Goods        2%

Other                2%

Phoenix-Engemann Small & Mid-Cap Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

1.  Applied Micro Circuits Corp.                 6.1%
    MANUFACTURES INTEGRATED CIRCUITS

2.  BEA Systems, Inc.
    DESIGNS COMPUTER SOFTWARE                    4.5%

3.  Whole Foods Market, Inc.                     3.1%
    NATURAL FOOD SUPERMARKET CHAIN

4.  Metris Cos., Inc.                            2.7%
    MARKETS CONSUMER CREDIT PRODUCTS

5.  NYFIX, Inc.                                  2.5%
    A DEVELOPER AND MARKETER OF ADVANCED
    ELECTRONIC TRADING SYSTEMS

6.  Cost Plus, Inc.                              2.2%
    DISCOUNT SPECIALTY RETAILER

7.  Peregrine Systems, Inc.                      1.9%
    COMPUTER SOFTWARE DEVELOPER

8.  Stilwell Financial, Inc.                     1.8%
    A HOLDING COMPANY FOR THE GROUP OF
    BUSINESSES AND INVESTMENTS THAT COMPRISE
    THE FINANCIAL SERVICES OF KCSI

9.  Corporate Executive Board Co. (The)          1.8%
    MANAGEMENT SERVICES PROVIDER

10. IDEC Pharmaceuticals Corp.                   1.7%
    DEVELOPS IMMUNE SYSTEM PHARMACEUTICALS

LEGAL MATTERS


    Certain legal matters in connection with the issuance of the shares of the Small & Mid-Cap Growth Fund will be passed upon by Goodwin Procter LLP.

ADDITIONAL FINANCIAL INFORMATION

    The tables set forth below present certain financial information for the Small & Mid-Cap Growth Fund. The financial highlights for each year ended December 31 are derived from the Small & Mid-Cap Growth Fund's audited financial statements for that year. The data should be read in conjunction with the audited financial statements and related notes, which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement. The financial statements for the Small & Mid-Cap Growth Fund for prior periods are contained in the Acquiring Trust's Annual Report to Shareholders which are included in the Statement of Additional Information related to this Prospectus Proxy/Statement.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)



                                                                                 CLASS A
                                                 ------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31
                                                 ------------------------------------------------------------------------
                                                     2000             1999            1998            1997           1996

Net asset value, beginning of period             $  44.45         $  24.08         $ 21.09         $ 18.39         $14.90
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.39)           (0.37)          (0.30)          (0.31)         (0.12)
  Net realized and unrealized gain
    (loss)                                          (6.10)           20.74            3.31            5.07           7.45
                                                 --------         --------         -------         -------         ------
      TOTAL FROM INVESTMENT OPERATIONS              (6.49)           20.37            3.01            4.76           7.33
                                                 --------         --------         -------         -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --              --              --          (0.28)
  Dividends from net realized gains                    --               --              --           (2.06)         (3.56)
  In excess of accumulated net realized
    gains                                              --               --           (0.02)             --             --
                                                 --------         --------         -------         -------         ------
      TOTAL DISTRIBUTIONS                              --               --           (0.02)          (2.06)         (3.84)
                                                 --------         --------         -------         -------         ------
Change in net asset value                           (6.49)           20.37            2.99            2.70           3.49
                                                 --------         --------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD                   $  37.96         $  44.45         $ 24.08         $ 21.09         $18.39
                                                 ========         ========         =======         =======         ======
Total return(2)                                   (14.60)%          84.59%          14.29%          26.41%          52.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $231,453         $132,996         $54,187         $27,771         $7,859

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                             1.51%            1.73%           1.78%           1.80%           1.10%
Net investment income (loss)                       (0.85)%          (1.40)%         (1.39)%         (1.40)%         (0.70)%
Portfolio turnover                                    78%             105%            147%          313.5%          297.1%


(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.51%, 1.75%, 1.83%, 1.80% and 1.90% for the periods ended December 31, 2000, 1999, 1998,
     1997 and 1996, respectively.

                       See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                   CLASS B
                                                 ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                    2000             1999             1998             1997         1996
Net asset value, beginning of period             $  43.32         $  23.64         $  20.87         $  18.35         $16.44(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.72)           (0.55)          (0.45)           (0.46)            (0.32)
  Net realized and unrealized gain
    (loss)                                          (5.88)           20.23             3.24             5.04             2.43
                                                 --------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT OPERATIONS              (6.60)           19.68             2.79             4.58             2.11
                                                 --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --               --               --               --
  Dividends from net realized gains                    --               --               --            (2.06)           (0.20)
  In excess of accumulated net realized
    gains                                              --               --            (0.02)              --               --
                                                 --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                              --               --            (0.02)           (2.06)           (0.20)
                                                 --------         --------         --------         --------         --------
Change in net asset value                           (6.60)           19.68             2.77             2.52             1.91
                                                 --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                   $  36.72         $  43.32         $  23.64         $  20.87         $  18.35
                                                 ========         ========         ========         ========         ========
Total return(2)                                   (15.24)%          83.25%           13.39%           25.49%            12.84%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $99,060          $73,863          $31,631          $17,298           $1,480

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                             2.26%            2.48%            2.53%            2.60%             2.60%(4)
  Net investment income (loss)                     (1.61)%          (2.15)%          (2.14)%          (2.10)%           (2.20)%(4)
Portfolio turnover                                    78%             105%             147%           313.5%            297.1%



                                                                                   CLASS C
                                                 ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                     2000             1999             1998             1997        1996
Net asset value, beginning of period             $  43.29         $  23.63         $  20.87         $  18.35         $17.99(6)

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.70)           (0.55)           (0.45)           (0.47)         (0.29)
  Net realized and unrealized gain
    (loss)                                          (5.90)           20.21             3.23             5.05             0.85
                                                 --------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT OPERATIONS              (6.60)           19.66             2.78             4.58             0.56
                                                 --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --               --               --               --
  Dividends from net realized gains                    --               --               --            (2.06)           (0.20)
  In excess of accumulated net realized
    gains                                              --               --            (0.02)              --               --
                                                 --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                              --               --            (0.02)           (2.06)           (0.20)

                                                 --------         --------         --------         --------         --------
Change in net asset value                           (6.60)           19.66             2.76             2.52             0.36
                                                 --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                   $  36.69         $  43.29         $  23.63         $  20.87         $  18.35
                                                 ========         ========         ========         ========         ========
Total return(2)                                   (15.25)%          83.20%           13.34%           25.49%             3.12%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $75,806          $37,584          $15,023           $8,080              $54

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                             2.26%            2.48%            2.53%            2.60%             2.60%(4)
  Net investment income (loss)                     (1.59)%          (2.15)%          (2.14)%          (2.10)%           (2.20)%(4)
Portfolio turnover                                    78%             105%             147%           313.5%            297.1%


(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.26%, 2.50%, 2.58% and 2.60% for the periods ended, December 31, 2000, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.

                     See Notes to Financial Statements

                                 OTHER BUSINESS

     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of Small Cap Fund's shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Small Cap Fund and the shareholders of the Small Cap Fund.

                                   APPENDIX A
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


       THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 27Th day of December, 2000 by and between THE PHOENIX-ENGEMANN FUNDS (the "Engemann Trust"), a Delaware business trust with its principal place of business at 600 North Rosemead Boulevard, Pasadena, California 91107-2133, on behalf of the Phoenix Small & Mid-Cap Growth Fund, a portfolio series thereof (the "Acquiring Fund") and the PHOENIX STRATEGIC EQUITY SERIES FUND (the "Strategic Trust"), a Delaware business trust with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix-Engemann Small Cap Fund, a portfolio series thereof (the "Acquired Fund").


       All references in this Agreement to action taken by the Acquiring Fund or the Acquired Fund shall be deemed to refer to action taken by the Engemann Trust or the Strategic Trust, on behalf of the respective portfolio series.

       This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Acquired Fund of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for Class A and Class B shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

       WHEREAS, the Engemann Trust and the Strategic Trust are each open-end, registered investment companies of the management type;

       WHEREAS, the Board of Trustees of the Engemann Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

       WHEREAS, the Board of Trustees of the Strategic Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL THE LIABILITIES OF THE ACQUIRED FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

       1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in Article 2 and (ii) to assume all the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

       1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

       1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund, prepared by Phoenix Equity Planning Corporation, in its capacity as financial agent for the Acquired Fund as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period.

       1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

2.     VALUATION

       2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder and the net asset value of Acquiring Fund Shares of each class shall be computed as of immediately after the close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the ("Valuation Date")), using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and then-current prospectus or statement of additional information.

       2.2 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets and the assumption of liabilities shall be determined by dividing the value of the net assets of the Acquired Fund attributable to each class of shares of the Acquired Fund by the net asset value of an Acquiring Fund Share of the corresponding class.

3.     CLOSING AND CLOSING DATE

       3.1 The Closing Date shall be the next Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 6, 7, and 8 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

       3.2 The Strategic Trust shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Strategic Trust or provide evidence satisfactory to the Strategic Trust that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.     REPRESENTATIONS AND WARRANTIES

       4.1 The Strategic Trust represents and warrants to the Engemann Trust as follows:

       (a) The Strategic Trust is a voluntary association with transferable shares of the type commonly referred to as a Delaware business trust duly organized and validly existing under the laws of the State of Delaware.


       (b) The Strategic Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect.


       (c) The Strategic Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquired Fund.

       (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund prior to the Closing Date.

       (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

       (f) The Statement of Assets and Liabilities of the Acquired Fund at April 30, 2000 has been audited by PricewaterhouseCoopers, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to Engemann Trust,) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

       (g) Since April 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph
(g), a decline in net asset value per share of the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change.

       (h) All Federal and other tax returns and reports of the Acquired Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

       (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

       (j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquired Fund).

       (k) The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Trustees of the Strategic Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Strategic Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors, rights, and to general equity principles.

       4.2 The Engemann Trust represents and warrants to the Strategic Trust as follows:

       (a) The Engemann Trust is a voluntary association with transferable shares of the type commonly referred to as a Delaware business trust duly organized and validly existing under the laws of the State of Delaware.

       (b) The Engemann Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act, and the registration of its shares under the 1933 Act are in full force and effect.

       (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

       (d) The Engemann Trust is not, and the execution, delivery and performance of this Agreement will not result in a material violation of the Acquiring Fund's Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquiring Fund.

       (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

       (f) The Statement of Assets and Liabilities of the Acquiring Fund at December 31, 1999, has been audited by PricewaterhouseCoopers, LLP, independent accountants and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to the Strategic Trust), fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

       (g) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquiring Fund Shares, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute a material adverse change.

       (h) All Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

       (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

       (j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquiring Fund).

       (k) The execution, delivery and performance of this Agreement has been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Engemann Trust and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights, and to general equity principles.

       (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement at the Closing Date have been duly authorized.

5.     COVENANTS OF THE ACQUIRING FUND, AND THE ACQUIRED FUND

       5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, the dividends contemplated by Section 8.6 hereof, and any other distribution that may be advisable.

       5.2 The Strategic Trust will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

       5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

       5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

       5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

       5.6 The Strategic Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a registration statement on Form N-14 of the Engemann Trust (the "Registration Statement"), such Registration Statement to consist of, without limitation, a prospectus (the "Prospectus") that includes a proxy statement of the Acquired Fund (the "Proxy Statement").

       5.7 The Engemann Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue the operations of the Acquiring Fund after the Closing Date.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

       The obligations of the Strategic Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Engemann Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

       6.1 All representations and warranties of the Engemann Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

       6.2 The Engemann Trust shall have delivered to the Strategic Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Strategic Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Engemann Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Strategic Trust shall reasonably request.

       6.3 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders when so issued and delivered, shall be duly and validly issued, and shall be fully paid and nonassessable by the Acquiring Fund.

       6.4 The Proxy Statement and Prospectus (only insofar as they relate to the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date, (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein in light of the circumstances under which such statements were made, not materially misleading.

7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

       7.1 The obligations of the Engemann Trust to complete the transactions provided for herein shall be subject, at its election, to the performance by the Strategic Trust and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

       7.2 All representations and warranties of the Strategic Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

       7.3 The Strategic Trust shall have delivered to the Engemann Trust a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund; and

       7.4 The Strategic Trust shall have delivered to the Engemann Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Engemann Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Strategic Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Engemann Trust shall reasonably request.

       7.5 The Acquired Fund shall have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets.

       7.6 The Proxy Statement and Prospectus (other than information therein that relates to the Engemann Trust or the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

       The obligations of the Strategic Trust and the Engemann Trust to consummate the transactions contemplated by this Agreement shall be subject, at their election (except as provided in paragraphs 8.1 and 8.5 below) to the following conditions:

       8.1 The Agreement and the transactions contemplated herein shall have been approved by the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of the Declaration of Trust and By-Laws of the Strategic Trust and certified copies of the resolutions evidencing such approval shall have been delivered to the Engemann Trust. Notwithstanding anything herein to the contrary, neither the Engemann Trust nor the Strategic Trust may waive the conditions set forth in this paragraph 8.1;

       8.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein;

       8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Engemann Trust or the Strategic Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent order or permit would not involve a risk of a material adverse effect on the assets or properties of the Engemann Trust or the Strategic Trust.

       8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

       8.5 The parties shall have received an opinion from the law firm of Goodwin, Procter & Hoar LLP addressed to the Engemann Trust and Strategic Trust substantially to the effect that the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin, Procter & Hoar LLP of representations it shall request of the Engemann Trust and the Strategic Trust. Notwithstanding anything herein to the contrary, neither the Engemann Trust nor the Strategic Trust may waive the condition set forth in this paragraph 8.5.

       8.6 At or immediately prior to the Closing, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of such Acquired Fund's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward)

9.     BROKERAGE FEES AND EXPENSES

       9.1 The Engemann Trust and the Strategic Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       9.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Phoenix Investment Partners, Ltd.

10.    ENTIRE AGREEMENT

       The Engemann Trust and the Strategic Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.    TERMINATION

       This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Engemann Trust or the Strategic Trust, or their respective Trustees or officers, to the other party.

12.    AMENDMENT

       This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Strategic Trust and the Engemann Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Strategic Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.    NOTICES

       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

14.    HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
LIABILITY

       14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       14.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

       14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

       14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

       14.5 It is expressly agreed that the obligations of the Strategic Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Strategic Trust personally, but shall bind only the trust property of the Strategic Trust, as provided in the Declaration of Trust of the Strategic Trust. The execution and delivery by such officers of the Strategic Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Declaration of Trust of the Strategic Trust. The Strategic Trust is a series company with multiple series, and has entered into this Agreement on behalf of one such series, the Acquired Fund. With respect to any obligation of the Strategic Trust arising hereunder, the Engemann Trust and the Acquiring Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquired Fund.

       14.6 It is expressly agreed that the obligations of the Engemann Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Engemann Trust personally, but shall bind only the trust property of the Engemann Trust, as provided in the Declaration of Trust of the Engemann Trust. The execution and delivery by such officers of the Engemann Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Engemann Trust as provided in the Declaration of Trust of the Engemann Trust. The Engemann Trust is a series company with multiple series, and has entered into this Agreement on behalf of one such series, the Acquiring Fund. With respect to any obligation of the Engemann Trust arising hereunder, the Strategic Trust and the Acquired Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquiring Fund.

       14.7 Subject to the foregoing limitations on liability, the Acquiring Fund agrees to indemnify and hold harmless the Trustees of the Strategic Trust who are not "interested persons" of the adviser or distributor of the Acquired Fund (the "Independent Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability") which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by this Agreement, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such Liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.

       14.8 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Paragraph 6.1 and 7.1.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed hereto and attested by its Secretary or Assistant Secretary.



                                                               THE PHOENIX-ENGEMANN FUNDS,
                                                               on behalf of the Phoenix-Engemann Small & Mid-Cap Growth Fund


ATTEST:

                                                               By:
--------------------------------------------------------             -------------------------------------------------
Tina L. Mitchell                                                     Name:    Roger Engemann
Secretary                                                            Title:   President

                                                               THE PHOENIX STRATEGIC EQUITY SERIES FUND,
                                                               on behalf of the Phoenix-Engemann Small Cap Fund
ATTEST:

                                                               By:
--------------------------------------------------------             -------------------------------------------------
G. Jeffrey Bohne                                                     Name:    Philip R. McLoughlin
Secretary                                                            Title:   President

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                        PHOENIX-ENGEMANN SMALL CAP FUND
                                  A series of
                      Phoenix Strategic Equity Series Fund
                               101 Munson Street
                        Greenfield, Massachusetts 01301
                                 (800) 243-1574



                        By and in Exchange for Shares of

                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
                                  A series of
                           The Phoenix-Engemann Funds
                               101 Munson Street
                        Greenfield, Massachusetts 01301
                                 (800) 243-1574

         This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets and all the liabilities of the Phoenix-Engemann Small Cap Fund, a portfolio series of Phoenix Strategic Equity Series Fund, to the Phoenix-Engemann Small & Mid Cap Growth Fund (the "Small & Mid-Cap Growth Fund"), a portfolio series of The Phoenix-Engemann Funds, in exchange for shares of the corresponding class of the Small & Mid-Cap Growth Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:


1) The Statement of Additional Information of The Phoenix-Engemann Funds dated March 15, 2001;


2) The Statement of Additional Information of Phoenix Strategic Equity Series Fund dated August 28, 2000;


3) The Annual Report of The Phoenix-Engemann Funds for the year ended December 31, 2000;


4) The Annual Report of Phoenix Strategic Equity Series Fund for the year ended April 30, 2000;


5) The Semiannual Report of Phoenix Strategic Equity Series Fund for the six-month period ended October 31, 2000; and

6)  The Pro Forma Financial Statements.





         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Pospectus/Proxy Statement dated March 16, 2001. A copy of the Prospectus/Proxy Statement may be obtained without charge of contacting Equity Planning, at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480 or by telephoning Equity Planning toll free at 1 (800) 243-4361.

         The date of this Statement of Additional Information is March 16,
2001.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                                            Page



Statement of Additional Information of The Phoenix-Engemann Funds
         dated March 15, 2001                                               B-


Statement of Additional Information of Phoenix Strategic Equity Series
         Fund, dated August 28, 2000                                        B-


Annual Report of The Phoenix-Engemann Funds for the year ended
         December 31, 2000.                                                 B-

Annual Report of Phoenix Strategic Equity Series Fund for the year ended
         April 30, 2000                                                     B-


Semiannual Report of Phoenix Strategic Equity Series Fund for the
         six-month period ended October 31, 2000                            B-

Pro Forma Financial Statements.                                             B-

                    The Statement of Additional Information

                         of the Phoenix-Engemann Funds

                              dated March 15, 2001

                      PHOENIX-ENGEMANN BALANCED RETURN FUND

                       PHOENIX-ENGEMANN FOCUS GROWTH FUND

                        PHOENIX-ENGEMANN NIFTY-FIFTY FUND

                      PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND


                          600 North Rosemead Boulevard
                         Pasadena, California 91107-2133



                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 15, 2001

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of The Phoenix-Engemann Funds (the "Trust"), dated March 15, 2001 (the "Prospectus"), and should be read in conjunction with it. Such Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS


                                                                            PAGE
The Trust..................................................................    1
Investment Restrictions....................................................    1
Investment Techniques and Risks............................................    2
Performance Information....................................................   10
Portfolio Transactions and Brokerage.......................................   12
Portfolio Turnover.........................................................   13
Services of the Adviser....................................................   14
Net Asset Value............................................................   15
How to Buy Shares..........................................................   15
Alternative Purchase Arrangements..........................................   16
Investor Account Services..................................................   18
How To Redeem Shares.......................................................   20
Tax Sheltered Retirement Plans.............................................   21
Dividends, Distributions and Taxes.........................................   21
The Distributor............................................................   22
Distribution Plans.........................................................   25
Management of the Trust....................................................   26
Other Information..........................................................   28
Appendix...................................................................   30



                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY): (800) 243-1926


PXP 2011B (3/01)

                                    THE TRUST

   The Phoenix-Engemann Funds (the "Trust") (formerly called the "Pasadena Investment Trust") is a diversified open-end management investment company which was originally organized under Massachusetts law in 1986 as a business trust. The name change of the Trust was made on September 3, 1997 in connection with the merger of an acquisition subsidiary of Phoenix Investment Partners, Ltd. and Pasadena Capital Corporation. The Trust was reorganized as a Delaware business trust in February 2001. The Trust presently comprises four series:
Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Balanced Return Fund and Phoenix-Engemann Small & Mid-Cap Growth Fund, each a "Fund" and, collectively, the "Funds."

   The Trust's prospectus describes the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The Funds' investment objectives are fundamental policies of the Funds and may not be changed without the vote of a majority of the outstanding voting securities of the Funds. The following discussion supplements the disclosure in the prospectus.


                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).


   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by a SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.


FOREIGN CURRENCY TRANSACTIONS
   As described below, the Small & Mid-Cap Growth Fund may engage in certain foreign currency exchange and option transactions. These transactions involve investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Adviser's ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. Each Fund's ability to enter into futures contracts is also limited by the requirements of the Internal Revenue Code of 1986, as amended, (the "Code") for qualification as a regulated investment company.

   The Small & Mid-Cap Growth Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Fund may write covered put and call options on foreign currencies for the purpose of increasing its return.

   Generally, the Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the exchange rate between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   The Small & Mid-Cap Growth Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

   For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

   When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.


   The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


   It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

   The Small & Mid-Cap Growth Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. The Fund receives a premium from writing a put or call option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

   The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

   The Fund is not a commodity pool. The Fund's transactions in futures and options thereon as described herein will constitute bona fide hedging or other permissible transactions under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures and options thereon would exceed 5% of the value of the Fund's net assets, with certain exclusions as defined in the applicable CFTC rules. At the time of purchase of a foreign currency exchange contract, a foreign currency futures contract or related option, liquid assets, such as cash, U.S. government securities or other appropriate high-grade debt obligations, marked to market daily equal to the market value of the foreign currency contract or related option minus the Fund's initial margin deposit will be deposited in a pledged account with the Funds' custodian to collateralize the position and thereby ensure that it is not leveraged.


   CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The holder of a cancelable forward contract has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

   Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

   At the maturity of a forward or futures contract, a Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.


   Although the Small & Mid-Cap Growth Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

   FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many similar risks. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit, which is composed of amounts of a number of currencies and is the official medium of exchange of the European Community's European Monetary System.


   The Small & Mid-Cap Growth Fund will only purchase or write foreign currency options when the Fund's Adviser believes that a liquid market exists for such options. There can be, however, no assurance that a liquid market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.


   The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options) may be affected significantly, fixed, or supported directly or indirectly, by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

   The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects the relative values of two currencies, generally the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

   There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.


   SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

   FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


FOREIGN SECURITIES
   Each Fund may invest (directly and/or through Depositary Receipts) in securities principally traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and the information available may not be of the same quality. Foreign companies also may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States.


   Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. To hedge against possible variations in currency exchange rates, the Small & Mid-Cap Growth Fund may purchase and sell forward currency exchange contracts. These are agreements to purchase or sell specified currencies at specified dates and prices. A Fund will only purchase and sell forward currency exchange contracts in amounts which the Adviser deems appropriate to hedge existing or anticipated portfolio positions and will not use such forward contracts for speculative purposes. Foreign securities, like other assets of a Fund, will be held by such Fund's custodian or by an authorized subcustodian.

   DEPOSITARY RECEIPTS. Each Fund's investments in the securities of foreign issuers may be in the form of Depositary Receipts ("DRs"), e.g., American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Continental Depositary Receipts ("CDRs"), or other forms of DRs. DRs are receipts typically issued by a United States or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may invest in DRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. The depository of unsponsored DRs generally bears all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


FORWARD COMMITMENTS
   The Small & Mid-Cap Growth Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.


FUTURES CONTRACTS AND RELATED OPTIONS
   A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade--known as "contract markets"--approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.


   No Fund will deal in commodity contracts per se, and the Small & Mid-Cap Growth Fund will deal only in futures contracts involving financial instruments. Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. Futures contracts traded on an exchange approved by the CFTC are "marked to market" at the end of each year, whether or not they are closed out. In general, 40% of the gain or loss arising from the closing out or marking to market of a futures contract traded on an exchange approved by the CFTC is treated as short-term capital gain or loss, and 60% is treated as long-term capital gain or loss.


   Unlike when a Fund purchases or sells a security, no price is paid or received by such Fund upon the purchase or sale of a futures contract. Upon entering into a contract, such Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or certain liquid securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

   Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position would increase in value and such Fund would receive from the broker a variation margin payment based on that increase in value. Conversely, when a Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and such Fund would be required to make a variation margin payment to the broker.

   A Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by such Fund. A Fund may close its positions by taking opposite positions which will operate to terminate such Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to such Fund, and such Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

   At the time of purchase of a financial futures contract or a call option on a futures contract, liquid assets, such as cash, U.S. government securities or other appropriate high-grade debt obligations, marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit will be deposited in a pledged account with the Funds' custodian to collateralize the position and thereby ensure that it is not leveraged.


   OPTIONS ON FUTURES CONTRACTS. The Small & Mid-Cap Growth Fund may purchase and write put and call options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


   As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.


   The Small & Mid-Cap Growth Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by the Fund pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.


   RISKS OF FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by a Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting securities markets. For example, if a Fund has hedged against the possibility of decline in the values of its investments and the values of its investments increase instead, such Fund will lose part or all of the benefit of the increase through payments of daily maintenance margin. A Fund may have to sell investments at a time when it may be disadvantageous to do so in order to meet margin requirements. The loss from investing in futures transactions is potentially unlimited.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put or call option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

   There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

   To reduce or eliminate a hedge position held by a Fund, such Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


   INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Small & Mid-Cap Growth Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Fund may also purchase and sell options on index futures contracts.

   For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). A stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units \x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units \x loss of $2 per unit).


   There are several risks in connection with the use by the Funds of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Funds' Adviser will, however, when engaging in this type of activity, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

   Successful use of index futures by a Fund for hedging purposes is also subject to the Adviser's ability to predict movements in the direction of the market. It is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in such Fund's portfolio may decline. If this occurred, such Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, such Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if such Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends may not result in a successful hedging transaction over a short time period.

   OPTIONS ON STOCK INDEX FUTURES. Options on stock index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

ILLIQUID SECURITIES
   The Funds may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with such Fund's objective and other policies. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain options traded in the over-the-counter market and securities used to cover such options. As to these securities, a Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund could be adversely affected. When purchasing securities that have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are not readily marketable, each Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for certain unregistered securities held by a Fund, such Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's Board of Trustees. Because it is not possible to predict with any assurance how the market for restricted securities pursuant to Rule 144A will develop, the Board of Trustees has directed the Adviser to monitor carefully any Fund investments in such securities with particular regard to trading activity, availability or reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.


INDEX WARRANTS
   The Small & Mid-Cap Growth Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

   The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.


NEW ISSUES
   The Funds may invest in new issues. A new issue may be an initial public offering by a previously private company. There may be less public information about the company and the company may have a limited operating history and rapidly changing fundamental prospects. This may make investment returns of new issues highly volatile. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell.

OPTIONS
   Each Fund may buy and sell put and call options for hedging purposes, and may also seek to increase its return by writing covered put and call options on securities it owns or in which it may invest. A Fund receives a premium from writing a put or call option, which increases such Fund's return if the option expires unexercised or is closed out at a net profit. When a Fund writes a call option, it gives up the opportunity to profit from any increase in the price of the underlying security above the exercise price of the option and the premium received; when it writes a put option, a Fund takes the risk that it will be required to purchase the underlying security form the option holder at a price above the current market price of the security and the premium received. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. Each fund's use of these strategies may be limited by applicable law.

OPTIONS ON SECURITIES INDICES AND PUT AND CALL WARRANTS
   Each Fund may buy and sell options on domestic and foreign securities indices for hedging purposes. A securities index represents a numerical measure of the changes in value of the securities comprising the index. An option on a securities index gives the holder the right, in return for the premium paid for the option, to buy (in the case of a call option) or sell (in the case of a put option) units of a particular index at an agreed price during the term of the option. The holder of the option does not receive the right to take or make delivery of the actual securities making up the index, but has the right instead to receive a cash settlement amount based on the change, if any, in the value of the index during the term of the option.

   Depending on the change in the value of the underlying index during the term of the option, the holder may either exercise the option at a profit or permit the option to expire worthless. For example, if a Fund were to sell a call option on an index and the value of the index were to increase during the term of the option, the holder of the index would likely exercise the option and receive a cash payment from such Fund. In, on the other hand, the value of the index were to decrease, the option would likely expire worthless, and such Fund would realize a profit in the amount of the premium received by it when it sold the option (less and transaction costs). Each Fund will only purchase or sell options on a securities index to the extent that it holds securities in its portfolio whose price changes, in the Adviser's judgment, should correlate closely with changes in the index.

   Each of the Funds may also purchase put and call warrants issued by banks and other financial institutions, whose values are based on the values from time to time of one or more foreign securities indices. Each Fund's use of such warrants would be similar to its use of options on securities indices.

REPURCHASE AGREEMENTS
   Each Fund may, for temporary defensive purposes, invest its assets in eligible U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Any repurchase agreements entered into by a Fund will be of short duration, from overnight to one week, although the underlying securities generally have longer maturities.

   For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. Government security subject to the repurchase agreement. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

   Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, each Fund will always receive as collateral for any repurchase agreement to which it is a party U.S. Government securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian or other entity authorized by the Trust's Board of Trustees to have custody for purposes of repurchase agreement transactions. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities, however.

SECURITIES LENDING
   Each Fund may make secured loans of its portfolio securities to increase its total return. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of cash or high-grade short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to such

Fund an amount equal to any dividends or interest received on securities lent. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise the voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell securities.

SPECIAL SITUATIONS
   Each Fund may invest in special situations that the Adviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

   A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

UNSEASONED COMPANIES
   As a matter of operating policy, the Funds may invest to a limited extent in securities of unseasoned companies and new issues. The Adviser regards a company as unseasoned when, for example, it is relatively new to or not yet well established in its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. In order to avoid undue risks, a Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years' continuous operation (including that of predecessors).

                             PERFORMANCE INFORMATION

   The Funds may, from time to time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class or Fund and as a total return of any Class or Fund.

   Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B, or Class C Shares of a Fund over periods of 1, 5 and 10 years or up to the life of the class of shares of a Fund, calculated for each class separately pursuant to the formula below. All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and C Shares, and assume that all dividends and distributions are reinvested when paid.

    P(T + 1)(n)  =  ERV
        where P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years,
            ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Russell 2000 Index, Morgan Stanley Capital International All Country

World Index, Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B, or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares' maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


   The average annual compounded rates of return, or total return, for the Class A, Class B and Class C shares of each of the Funds for the indicated periods ended December 31, 2000 were as follows:

                                                                                                            INCEPTION(1) TO
                                                            ONE YEAR        FIVE YEARS      TEN YEARS      DECEMBER 31, 2000
                                                            --------        ----------      ---------      -----------------
 CLASS A
 -------
Balanced Return Fund                                         -12.45%          13.35%         12.95%               N/A
Focus Growth Fund                                            -31.67%          14.85%         14.73%               N/A
Nifty Fifty Fund                                             -23.43%          15.64%         16.57%               N/A
Small & Mid-Cap Growth Fund(3)                               -19.51%          26.74%          N/A               29.32%


                                                                                             INCEPTION(2) TO
                                                            ONE YEAR        FIVE YEARS      DECEMBER 31, 2000
                                                            --------        ----------      -----------------
 CLASS B
 -------
Balanced Return Fund                                         -11.05%          13.83%             12.60%
Focus Growth Fund                                            -30.50%          15.33%             13.84%
Nifty Fifty Fund                                             -21.98%          16.15%             15.34%
Small & Mid-Cap Growth Fund                                  -18.63%           N/A               23.52%


                                                                                             INCEPTION(2) TO
                                                            ONE YEAR        FIVE YEARS      DECEMBER 31, 2000
                                                            --------        ----------      -----------------
 CLASS C
 -------
Balanced Return Fund                                          -7.79%          13.81%             12.59%
Focus Growth Fund                                            -28.07%          15.33%             13.84%
Nifty Fifty Fund                                             -19.37%          16.14%             15.33%
Small & Mid-Cap Growth Fund                                  -15.25%            N/A              21.46%

   (1) The inception dates of the Funds are as follows:
       Balanced Return Fund--June 8, 1987
       Focus Growth Fund--June 24, 1986
       Nifty Fifty Fund--December 17, 1990
       Small & Mid-Cap Growth Fund--October 10, 1994

   (2) The inception date for Class B and Class C shares for the Focus Growth, Nifty Fifty and Balanced Return Funds was January 3, 1994; the inception date for the Class B shares for the Small & Mid-Cap Growth Fund was September 18, 1996; and the inception date for the Class C shares of the Small & Mid-Cap Growth Fund was October 8, 1996.

   (3) Prior to September 1, 1996, Small & Mid-Cap Growth Fund's shares were not offered to the public and, although each Fund's portfolio was managed substantially in accordance with the investment policies described in its current Prospectus during that period, some management differences did occur due primarily to each Fund's small asset size. Accordingly, the Fund's performance during periods prior to September 1, 1996 may not be relevant to an assessment of the Fund's performance subsequent to such date. Additionally, the Adviser waived all management, administrative and service fees otherwise payable to the Small & Mid-Cap Growth Fund during 1994 and 1995, which had the effect of increasing the Fund's total return for those periods.

   A Fund may also, from time to time, include a reference to the current distribution rate of each class of shares in investor communications and sales literature preceded or accompanied by a prospectus for such Fund, reflecting the amounts actually distributed to shareholders of each class which could include capital gains and other items of income, as well as interest and dividend income received by a Fund and distributed to the shareholders. All calculations of a class's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate for a class is determined by dividing the distributions declared during the period by the maximum offering price per share of the class on the last day of the period and annualizing the resulting figure. The distribution rate does not reflect capital appreciation or depreciation in the price of a Fund's shares and should not be confused with yield or considered to be a complete indicator of the return to the investor on his investment.


   Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and shareholders.

   A high rate of portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Funds and indirectly by shareholders.

   Stolper & Company, Inc., of which Michael Stolper, a former Trustee of the Trust and a Director of Pasadena Capital Corporation, is the sole shareholder, has in the past received brokerage business from the Adviser. Stolper & Company, Inc. assists its clients in selecting an investment adviser and offers a service measuring the performance of investment advisers, in return for which the client pays cash or directs the investment adviser to execute a portion of the brokerage business through Bear, Stearns & Company for the credit of Stolper & Company, Inc. Stolper & Company, Inc. and the Adviser anticipate that such brokerage allocation from the Adviser will continue. However, neither Michael Stolper nor Stolper & Company, Inc. will receive or participate in commissions paid by a Fund nor receive any reciprocal business as a result of commissions paid by a Fund, although a Fund may pay usual and customary brokerage commissions to Bear, Stearns & Company for brokerage business by such Fund.

   It is possible that purchases or sales of securities for a Fund also may be considered for other clients of the Adviser or its affiliates, including the other series of the Trust. Any transactions in such securities at or about the same time will be allocated among such Fund and such other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and the other clients' accounts, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as that Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to such Fund.

   The Board of Trustees of the Trust periodically monitors the operation of these brokerage policies by reviewing the allocation of brokerage orders.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended December 1998, 1999 and 2000, brokerage commissions paid by the Trust on portfolio transactions totaled $2,322,602, $1,257,738 and 1,174,451, respectively. For the fiscal years ended December 31, 1998, 1999 and 2000, no brokerage commissions were paid to affiliates for portfolio transactions. Brokerage commissions of $106,898 paid during the fiscal year ended December 31, 2000, were paid on portfolio transactions aggregating $153,021,712 executed by brokers who provided research and other statistical information.


                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus. Portfolio turnover rates varied between 1997 and 1998 due to market conditions and the various investment strategies employed by the funds' managers.

                             SERVICES OF THE ADVISER

   The Adviser, Roger Engemann & Associates, Inc., ("Engemann" or the "Adviser") has entered into an Investment Management Agreement (the "Management Agreement") with the Trust, on behalf of each series of the Trust, including the Funds, to provide investment advice and investment management services with respect to the assets of each Fund, provide personnel, office space, facilities and equipment as may be needed by the Funds in their day-to-day operations and provide the officers of the Trust. The Management Agreement has been approved by the Board of Trustees of the Trust with respect to each Fund, including a majority of the Trustees who are not a party to the Management Agreement or interested persons of a party to the Management Agreement, and by a majority of the outstanding voting shares of each Fund at a special meeting of shareholders on August 28, 1997.

   The Management Agreement continues from year to year, provided that such continuance is specifically approved annually by a vote of a majority of each Fund's outstanding voting securities or by the Board of Trustees, and by the vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.


   Engemann is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an independent registered investment advisory firm, and has served investors for over 70 years. As of December 31, 2000, it had approximately $56.6 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco and Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL, and Scotts Valley, CA, respectively.


   Except as set forth in the separate Administration Agreement discussed under "The Distributor: Administration Agreement", the Adviser is not responsible under the Management Agreement for any expenses related to the operation of the Funds. Under the Management Agreement, each Fund is responsible and has assumed the obligation for paying all of its expenses, including but not limited to: (i) brokerage and commission expenses, (ii) federal, state, or local taxes, including issue and transfer taxes, incurred by or levied on a Fund, (iii) interest charges on borrowings, (iv) charges and expenses of a Fund's custodian and transfer agent, (v) payment of all investment advisory and management fees,
(vi) insurance premiums on a Fund's property and personnel, including the fidelity bond and liability insurance for officers and Trustees, (vii) printing and mailing of all reports, including semi-annual and annual reports, prospectuses, and statements of additional information to existing shareholders,
(viii) fees and expenses of registering a Fund's shares under the federal securities laws and of qualifying its shares under applicable state securities (Blue Sky) laws subsequent to a Fund's initial fiscal period, including expenses attendant upon renewing and increasing such registrations and qualifications,
(ix) legal fees and expenses including legal expenses of the independent Trustees, (x) independent Trustees' fees and auditing expenses, including auditing fees of independent public accountants, (xi) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, except for meetings called solely for the Adviser's benefit, (xii) dues and other costs of membership in industry associations, subject to the approval of any such membership by the Board of Trustees, (xiii) service fees paid to dealers and other shareholder service providers pursuant to Services Agreements between the Trust and such service providers, and (xiv) any extraordinary and non-recurring expenses, except as otherwise prescribed therein.

   As compensation for its services under the Management Agreement, the Adviser is paid a monthly fee based on a Fund's average daily net assets at the following annual rates:

                                     FIRST            NEXT              OVER
                                  $50 MILLION     $450 MILLION      $500 MILLION
                                  -----------     ------------      ------------

Balanced Return Fund                 0.80%            0.70%             0.60%
Focus Growth Fund                    0.90%            0.80%             0.70%
Nifty Fifty Fund                     0.90%            0.80%             0.70%
Small & Mid-Cap Growth Fund          1.00%            0.90%             0.80%

   For services to the Trust during the fiscal years ended December 31, 1998, 1999 and 2000, the Trust paid management fees (approximately) of $8,380,000, $10,826,692 and 14,694,774, respectively. Of these totals, the adviser received fees from each Fund as follows:

FUND                                     1998            1999            2000
----                                     ----            ----            ----
Balanced Return Fund                 $  603,000       $  931,902      $1,349,035
Focus Growth Fund                    $3,842,000       $4,836,987      $5,747,974
Nifty Fifty Fund                     $2,617,000       $3,571,794      $4,220,556
Small & Mid-Cap Growth Fund          $  741,000       $1,205,720      $3,377,209



   The Management Agreement is terminable with respect to each Fund on 60-days' written notice by vote of a majority of such Fund's outstanding shares, by vote of a majority of the Board of Trustees, or by the Adviser on 60-days' written notice. The Management Agreement automatically terminates in the event of its assignment as defined in the 1940 Act. The Management Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties.

   The Trust, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Code of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to pre-clearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.

                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix-Engemann Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or Class C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time.

   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing services fee at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Funds' current Prospectus for additional information.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Class B Shares purchased prior to January 20, 1998 are subject to the sales charge schedule as it existed prior to that date. See the Funds' current Prospectus for additional information.

   Class B Shares are subject to ongoing distribution and services fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted (six years for Class B Shares purchased prior to January 20, 1998). The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) any trustee, director or officer of the Phoenix Funds or any other open-end management investment company advised, subadvised or distributed by the Adviser, Distributor or any corporate affiliate of either or both the Adviser and Distributor (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix-Engemann Fund or other Phoenix Fund qualified plan;
(11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix-Engemann Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix-Engemann Fund or other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Trust;
(17) purchasers of Class A Shares bought through investment advisors (including President's Circle clients of REA) and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares. Class A shareholders who made their initial investment prior to January 20, 1998 and qualified to purchase shares without a sales charge, will not have to pay a sales charge on subsequent purchases of Class A Shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and Class B Shares. There is not sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at

(800) 243-1574. Broker/dealers may impose their own restrictions on limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restrictional limit information.

EXCHANGES
   Under certain circumstances, shares of any Phoenix-Engemann Fund may be exchanged for shares of the same Class of another Phoenix-Engemann Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix-Engemann Fund or any other Affiliated Phoenix Fund, if currently offered. On Class B and Class C Share exchanges, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix-Engemann Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix-Engemann Fund or any other Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix-Engemann Fund or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchased of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. See the Funds' current Prospectus for further information. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 30 day period the shareholder has the right to add to the account to bring its value to $200 or more.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares.

TELEPHONE REDEMPTIONS
   Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Funds and other Phoenix Funds may be offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) Profit Sharing and Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4361 for information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) The Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Services Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch on an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provision of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year.

   The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of each Fund' net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by each Fund to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by each Fund before February 1, of the following year.

   The Funds' policy is to distribute to its shareholders substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. The Funds intend to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Funds will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Funds are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

   Distributions by the Funds reduce the net asset value of the Funds' shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

   Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Funds during a taxable year or held by the Funds at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

                                 THE DISTRIBUTOR


   Pursuant to a Distribution Agreement with the Funds, Phoenix Equity Planning Corporation (the "Distributor" or "PEPCO"), a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. and an affiliate of the Adviser, serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The address of the Distributor is 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480.


   The Distribution Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Distribution Agreement will terminate automatically in the event of its assignment.

   Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Plan of Distribution described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Funds during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


   For the fiscal years ended December 31, 1998, 1999 and 2000, purchasers of shares of the Funds paid aggregate sales charges of $2,334,408, $2,131,505 and $3,012,330, respectively, of which the Distributor received net commissions of $707,783, $847,173 and $889,172, respectively, for its services, the balance being paid to dealers. For the fiscal year ended December 31, 2000, the Distributor received net commissions of $254,330 for Class A Shares and deferred sales charges of $634,842 for Class B and Class C Shares.


DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.

                                                                                              DEALER DISCOUNT OR AGENCY FEE
     AMOUNT OF TRANSACTION      SALES CHARGE AS PERCENTAGE OF  SALES CHARGE AS PERCENTAGE OF    AS PERCENTAGE OF OFFERING
       AT OFFERING PRICE               OFFERING PRICE                 AMOUNT INVESTED                      PRICE
----------------------------------------------------------------------------------------------------------------------------
Less than $50,000                            5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchase. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. From its own resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A and Class B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class

A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES
   Phoenix Equity Planning Corporation ("PEPCO") also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For services as financial agent, PEPCO will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following annual rates:

                First $200 million                                .085%
                $200 million to $400 million                      .05%
                $400 million to $600 million                      .03%
                $600 million to $800 million                      .02%
                $800 million to $1 billion                        .015%
                Greater than $1 billion                           .0125%

   Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. PEPCO retains PFPC, Inc. as subagent for each of the funds for which PEPCO serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, PEPCO reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Funds are expected to be slightly less than amount that would be found through direct application of the table illustrated above.


   As compensation for its services and obligations under an Administration Agreement in effect until June 30, 2000, PEPCO was paid a fee at an annual rate equal to 0.50% of each Funds' average daily net assets up to $50 million, which rate was reduced at higher levels of net assets. For services to the Trust during the fiscal years ended December 31, 1998, 1999 and 2000, the Trust paid administrative fees (approximately) of $5,305,000, $6,790,673 and 4,390,359 respectively. Of these totals, PEPCO received fees from each Fund as follows:

FUND                               1998               1999               2000
----                               ----               ----               ----
Balanced Return Fund            $  445,000         $  680,433         $  509,096
Focus Growth Fund               $2,420,000         $2,981,416         $1,720,760
Nifty Fifty Fund                $1,655,000         $2,250,464         $1,323,155
Small & Mid-Cap Growth Fund     $  434,000         $  691,595         $  837,348

   PEPCO has voluntarily agreed to waive, when necessary, a portion of its financial agent fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits:

FUND                                       1ST $50 MILLION             NEXT $450 MILLION            1ST $500 MILLION
----                                       ---------------             -----------------            ----------------
Balanced Return Fund                            1.09%                       0.60%                        0.40%
Focus Growth Fund                               0.99%                       0.50%                        0.30%
Nifty Fifty Fund                                0.99%                       0.50%                        0.30%
Small & Mid-Cap Growth Fund                     0.50%                       0.40%                        0.30%

                               DISTRIBUTION PLANS

   The Trust has adopted a separate distribution plan for Class B and Class C Shares of the Funds (the "Class B Plan," the "Class C Plan," and collectively the "12b-1 Plans") in accordance with Rule 12b-1 of the 1940 Act. The 12b-1 Plans require the Funds to compensate the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Funds.

   Pursuant to the 12b-1 Plans, the Funds pay the Distributor 0.75% of the average daily net assets of the Funds' Class B and Class C Shares, respectively. Expenditures under the 12b-1 Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the sale of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials;
(vi) the cost of printing the Funds' Prospectuses and Statements of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Funds determine are reasonably calculated to result in the sale of shares of the Funds.

   On a quarterly basis, the Funds' Trustees review a report on expenditures under the 12b-1 Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the 12b-1 Plans will be continued. By its terms, continuation of the 12b-1 Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or any related agreements (the "12b-1 Plan Trustees"). The 12b-1 Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plans without approval of the shareholders of the Funds and that other material amendments to the 12b-1 Plans must be approved by a majority of the 12b-1 Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The 12b-1 Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The 12b-1 Plans may be terminated at any time by vote of a majority of the 12b-1 Plan Trustees or a majority of the outstanding shares of the Funds.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


    For the fiscal year ended December 31, 2000, the Funds paid Rule 12b-1 distribution fees in the amount of $4,366,252, of which the principal underwriter received $3,337,658. W.S. Griffith & Co., Inc., an affiliate, received $113,599, and unaffiliated broker-dealers received $914,995. Distribution fees were used by the Distributor to compensate dealers for the sale of the Fund's Class B and Class C Shares.

SERVICES AGREEMENT
   Under the Services Agreement, each Fund will pay a continuing service fee to service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the Fund's average daily net assets, which will include the Adviser or Phoenix Equity Planning Corporation (the "Distributor"), for shareholder accounts not serviced by other service providers. Such amounts are compensation for providing certain services to clients owning shares of such Fund, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to such Fund, including responding to shareholder inquiries.

   For the fiscal year ended December 31, 2000, the Funds paid service fees in the amount of $4,560,926, of which the principal underwriter received $1,373,644, and unaffiliated broker-dealers received $3,187,282.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the Funds and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below.


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
Roger Engemann* (60)                Chairman of the Board,         Chairman, President and Director of the Adviser since 1969.
600 North Rosemead                  President and                  Chairman, President and Director, Pasadena Capital Corporation
Boulevard                           Trustee                        (1988-present) and Roger Engemann Management Co., Inc.
Pasadena, California 91107                                         (1985-present).

Barry E. McKinley (64)              Trustee                        Certified Public Accountant; head of B.E. McKinley & Associates,
300 North Lake Avenue                                              an accounting firm, since its inception in 1971.
Suite 930
Pasadena, California 91101

Philip R. McLoughlin* (54)          Trustee                        Chairman (1997-present), Director (1995-present), Vice Chairman
56 Prospect St.                                                    (1995-1997) and Chief Executive Officer (1995-present), Phoenix
Hartford, CT 06115-0480                                            Investment Partners, Ltd. Director (1994-present) and
                                                                   Executive Vice President, Investments 1988-present), (Phoenix
                                                                   Home Life Mutual Insurance Company. Director/Trustee and
                                                                   President, Phoenix Funds (1989-present). Trustee and President,
                                                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                                   Institutional Mutual Funds (1996-present). Director, Duff &
                                                                   Phelps Utilities Tax-Free Income Inc. (1995-present) and Duff &
                                                                   Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                                   Trustee, Phoenix-Seneca Funds (1999-present). Director
                                                                   (1983-present) and Chairman (1995-present), Phoenix Investment
                                                                   Counsel, Inc. Director (1984-present) and President
                                                                   (1990-1999), Phoenix Equity Planning Corporation. Chairman and
                                                                   Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                                   (1999-present). Director, PXRE Corporation (Delaware)
                                                                   (1985-present) and World Trust Fund (1991-present). Director and Executive Vice President, Phoenix Life and Annuity Company
                                                                   (1996-present). Director and Executive Vice President, PHL
                                                                   Variable Insurance Company (1995-present). Director, Phoenix
                                                                   Charter Oak Trust Company (1996-present). Director and Vice
                                                                   President, PM Holdings, Inc. (1985-present). Director
                                                                   (1992-present) and President (1992-1994), W.S. Griffith & Co.,
                                                                   Inc. Director, PHL Associates, Inc. (1995-present).


Robert L. Peterson (61)             Trustee                        Private investor. From 1988-1995, Regional Manager for Commercial
P.O. Box 80784                                                     Real Estate Brokerage in the Pasadena office of Jon Douglas
San Marino, California 91118                                       Company, a real estate firm. Prior thereto he was associated with the real estate brokerage firm of R.A. Rowan & Co.

Richard C. Taylor (53)              Trustee                        President of Richard Taylor Company, Inc., a food ingredients
2100 Huntington Drive, #9                                          broker, since 1987.
San Marino, California 91118

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
John S. Tilson (56)                 Vice President                Executive Vice President (1994-present), Senior Vice President
600 North Rosemead                                                (1983-1994), Roger Engemann & Associates, Inc. Executive Vice
Boulevard                                                         President and Director (1994-present), Senior Vice President and
Pasadena, CA 91107                                                Director (1990-1994), Pasadena Capital Corporation. Executive
                                                                  Vice President (1994-present) and Security Analyst (1983-1994),
                                                                  Roger Engemann Management Co., Inc.

Angela Wong (48)                    Trustee                       Since August, 1999, Ms. Wong has been General Counsel at
3880 San Rafael Ave.                                              Self Realization Fellowship. From 1986-1999, she was of
Los Angeles, California 90065                                     counsel to the law firm of Manatt, Phelps, Phillips & Kantor, specializing in employee benefits.

Malcolm Axon (41)                   Chief Financial               Chief Financial Officer and Secretary of the Adviser since 1995;
600 North Rosemead                  Officer                       previously Controller from 1991 to 1995. Chief Financial Officer
Boulevard                                                         and Secretary of Roger Engemann Management Co. Inc. since
Pasadena, California 91107                                        1993 and of Pasadena Capital Corporation since 1995.


Tina L. Mitchell (42)               Secretary                     Vice President, Compliance (since 1999) of the Adviser;
600 North Rosemead                                                previously Compliance Officer from 1997 to 1999 and
Boulevard                                                         Assistant Compliance Officer from 1993 to 1997. Compliance
Pasadena, California 91101                                        Officer of Roger Engemann Management Co., Inc. since 1997;
                                                                  previously, Assistant Compliance Officer from 1993-1997.


----------------
  *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


   For services rendered to the Trust for the fiscal year ended December 31, 2000, the Trustees received an aggregate of $70,000. For services on the Board of Trustees, each Trustee who is not an employee of the Adviser or any of its affiliates currently receives $2,500 per quarter plus $2,500 for each meeting attended. The officers of the Trust and the Trustees affiliated with the Adviser receive no direct compensation for performing the duties of such offices. However, those officers and Trustees who are affiliated with the Adviser may receive remuneration indirectly because the Adviser receives management fees from the Funds.


   For the Trust's last fiscal year, the Trustees received the following compensation:


                                                                                                               TOTAL
                                                           PENSION OR                                       COMPENSATION
                                   AGGREGATE           RETIREMENT BENEFITS           ESTIMATED             FROM FUND AND
                                  COMPENSATION           ACCRUED AS PART          ANNUAL BENEFITS           FUND COMPLEX
         NAME                      FROM FUND            OF FUND EXPENSES          UPON RETIREMENT        PAID TO DIRECTORS
         ----                      ---------            ----------------          ---------------        -----------------
Roger Engemann                          None                  None                     None                        None
Barry E. McKinley                    $17,500                  None                     None                     $20,000
Philip R. McLoughlin*                   None                  None                     None                        None
Robert L. Peterson                   $17,500                  None                     None                     $20,000
Richard Taylor                       $17,500                  None                     None                     $20,000
Angela Wong                          $17,500                  None                     None                     $20,000

--------------------
*Mr. McLoughlin was appointed a Trustee on September 12, 2000.



As of February 22, 2001, the Trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of the Balanced Return Fund, the Focus Growth Fund and the Small & Mid-Cap Growth Fund. As of February 22, 2001, the Trustees and officers of the Trust, as a group, owned 1.29% of the Class A Shares of the Nifty Fifty Fund.

PRINCIPAL SHAREHOLDERS
   As of February 22, 2001 the following shareholders, to the Trust's knowledge, owned of record 5% or more of each Fund's outstanding shares by class, as noted:

                                                                                      PERCENTAGE
           NAME OF SHAREHOLDER                    FUND AND CLASS                     OF THE CLASS       NUMBER OF SHARES
           -------------------                    --------------                     ------------       ----------------
MLPF&S*                                    Balanced Return Fund Class A                   26.47%           1,000,699.236
For the Sole Benefit of its Customers      Balanced Return Fund Class B                   35.98%             383,207.598
Attn:  Fund Administration                 Balanced Return Fund Class C                   50.81%             356,435.247
4800 Deer Lake Drive East,  3rd Fl.        Focus Growth Fund Class A                      38.68%           7,952,169.642
Jacksonville, FL  32246-6484               Focus Growth Fund Class B                      51.08%           1,731,082.304
                                           Focus Growth Fund Class C                      51.58%           1,122,390.744
                                           Nifty Fifty Fund Class A                       32.13%           2,682,976.532
                                           Nifty Fifty Fund Class B                       41.41%           1,452,755.095
                                           Nifty Fifty Fund Class C                       57.19%           1,044,195.551
                                           Small & Mid-Cap Growth Fund Class A            24.72%           1,645,908.896
                                           Small & Mid-Cap Growth Fund Class B            35.06%             977,867.243
                                           Small & Mid-Cap Growth Fund Class C            40.07%             877,449.075

Charles Schwab & Co., Inc.*                Small & Mid Cap Growth Fund Class A            10.21%             680,017.242
Special Custody Account
For the Benefit of Customers
Attn. Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

----------------------

  *Record owner only for its individual customers. To the Trust's knowledge, no customer beneficially owned 5% or more of the total outstanding shares of any class of any Fund.

                                OTHER INFORMATION

CAPITAL STOCK
   The Trust was established on May 28, 1986 as a Massachusetts business trust and was reorganized as a Delaware business trust in February 2001. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.


   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent accountants for the Funds. PricewaterhouseCoopers LLP audits the Funds' annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   The custodian of the assets of the Funds is Union Bank of California, 475 Sansome Street, San Francisco, California 94111.

   Pursuant to a Transfer Agent and Service Agreement with the Trust, Phoenix Equity Planning Corporation serves as transfer agent for the Funds (the "Transfer Agent") for which it is paid $17.95 for each designated shareholder account, plus out-of-pocket expenses. The Transfer Agent engages subagents to perform certain shareholder servicing functions for which such agents are paid a fee by Phoenix Equity Planning Corporation.

REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.


FINANCIAL STATEMENTS
   The Financial Statements for the Fund's fiscal year ended December 31, 2000 in the Fund's 2000 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS
   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.


   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                    The Statement of Additional Information

                    of Phoenix Strategic Equity Series Fund

                             dated August 28, 2000

                        PHOENIX-ENGEMANN SMALL CAP FUND

                           PHOENIX-SENECA GROWTH FUND

                       PHOENIX-SENECA STRATEGIC THEME FUND



                                101 Munson Street
                              Greenfield, MA 01301



                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 28, 2000

  This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Strategic Equity Series Fund (the "Trust"), dated August 28, 2000, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

The Trust...............................................................    1
Investment Restrictions.................................................    1
Investment Techniques and Risks.........................................    2
Performance Information ................................................    9
Portfolio Turnover......................................................   10
Portfolio Transactions and Brokerage....................................   10
Services of the Advisers................................................   11
Net Asset Value.........................................................   12
How to Buy Shares.......................................................   13
Alternative Purchase Arrangements.......................................   13
Investor Account Services...............................................   16
How to Redeem Shares....................................................   17
Dividends, Distributions and Taxes......................................   18
Tax Sheltered Retirement Plans..........................................   19
The Distributor.........................................................   20
Distribution Plans......................................................   21
Management of the Trust ................................................   22
Additional Information..................................................   29






                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926







PXP731 (8/00)

                                    THE TRUST
  Phoenix Strategic Equity Series Fund (the "Trust") is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust and was reorganized as a Delaware business trust in August 2000. The Trust's Prospectus describes the investment objectives of the Phoenix-Seneca Growth Fund (the "Growth Fund"), formerly the Phoenix-Seneca Equity Opportunities Fund, the Phoenix-Seneca Strategic Theme Fund (the "Theme Fund"), and the Phoenix-Engemann Small Cap Fund (the "Small Cap Fund"). The Growth Fund, Theme Fund and Small Cap Fund are sometimes collectively referred to as the "Funds."


   The Funds' Prospectus describes the investment objectives of the Funds and the principal strategies that each Fund will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy and may not be changed without a vote of the majority of the outstanding shares of the respective Fund. The following discussion describes the Funds' investment policies and techniques and supplements the description of each Fund's principal strategies in the Prospectus.


                             INVESTMENT RESTRICTIONS

  The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   A Fund may not:

  (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


  (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).


  (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

  (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

  (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

  (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

  (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

  (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

  If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                              INVESTMENT TECHNIQUES

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.


CONVERTIBLE SECURITIES
  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

  LOWER RATED CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Convertible securities which are not rated in the four highest categories, in which a Fund may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.

DERIVATIVE INVESTMENTS
  In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
  Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

  These Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

  In contrast to the situation when such Fund purchases or sells a security, no security is delivered or received by these Funds upon the purchase or sale of a financial futures contract. Initially, these Funds will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

  The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

  Such Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

  LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily ("liquid assets"), equal to the market value of the futures contract minus a Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

  The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Dividends, Distributions and Taxes."

  RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

  There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

  The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Fund's return for the period may be less than if it had not engaged in the hedging transaction.

  Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

  The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

  Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS
  Each Fund may engage in foreign currency transactions. The following is a description of these transactions:

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

  No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian bank will be instructed to pledge liquid assets equal to the value of such contracts. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, no Fund will enter into a forward contract with a term longer than one year.

  FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

  A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   FOREIGN CURRENCY FUTURES TRANSACTIONS. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

  Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FOREIGN SECURITIES
  Each of the Funds may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

  Many of the foreign securities held by each Fund will not be registered with the Commission and the issuers thereof will not be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

  In investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

  Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.

  The Funds will calculate their net asset values and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Funds' portfolios may be affected by such trading on days when a shareholder has no access to the Funds.

  Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Fund may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.

  The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

LENDING PORTFOLIO SECURITIES
  In order to increase its return on investments, the Theme Fund and Small Cap Fund may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed 33% of the market or other fair value of that Fund's net assets. Loans of portfolio securities will always be fully collateralized by cash, U.S. Government Securities or other high quality debt securities at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LEVERAGE
  The Funds may, from time to time, increase the Theme Fund's and Small Cap Fund's ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. These Funds will borrow only from banks, and only if immediately after such borrowing the value of the assets of these Funds (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Funds to borrow up to 33(1)/(3)% of the net assets of these Funds, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, these Funds, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

  Interest on money borrowed will be an expense of these Funds with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Funds is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

  Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

  Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of these Funds' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to these Funds, the net asset value of these Funds will decrease faster than would otherwise be the case.

OPTIONS
  All Funds may write covered call options and purchase call and put options. Options and the related risks are summarized below.

  WRITING AND PURCHASING OPTIONS. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

  The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

  A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

  Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

  The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

  To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

  A Fund may invest in exchange-traded or over-the-counter call and put options. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

  In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

  RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

  The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

  An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

  Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

  Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

  Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

  Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

  Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

  Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

  When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

  If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
  Each Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the Commission. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by these Funds in secondary market transactions to certain qualified investors pursuant to rules established by the Commission, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (the "1933 Act"). Public sales of such securities by the Funds may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, these Funds may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the Commission for which the Trustees of these Funds determine the secondary market is liquid. Rule 144A securities will be considered illiquid. Trustees of these Funds may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by these Funds: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

REPURCHASE AGREEMENTS
 Repurchase Agreements are agreements by which the Funds purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

  A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Funds maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

  Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

SMALL CAP ISSUERS
  Market capitalizations of small capitalization companies are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares.

                             PERFORMANCE INFORMATION
  The Funds may, from time to time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as the yield of a Class or Fund and as the total return of any Class or Fund.

  Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of a Fund over periods of 1, 5 and 10 years or up to the life of a Fund, calculated for each Class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and Class C Shares, and assume that all dividends and distributions are reinvested when paid. Performance data quoted for Class C Shares covering periods prior to the inception of Class C Shares will reflect historical performance of Class A Shares adjusted for the higher operating expenses applicable to Class C Shares.

  The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 MidCap Index ("S&P 400"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

  Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


  The average annual total return of the Small Cap Fund Class A Shares for the 1-year period ended April 30, 2000 and since inception October 16, 1995 to April 30, 2000, was 75.69% and 32.38%, respectively. The average annual total return of the Small Cap Fund Class B Shares for the 1-year period ended April 30, 2000 and since inception October 16, 1995 to April 30, 2000, was 81.06% and 32.96%, respectively. The average annual total return of the Growth Fund Class A Shares for the seven-month period ended April 30, 2000 and since inception March 8, 1996 to April 30, 2000, was 17.63% and 29.13%, respectively. The average annual total return of the Growth Fund Class B Shares for the seven-month period ended April 30, 2000 and since inception July 1, 1998 to April 30, 2000 was 19.10% and 18.23%, respectively. The average annual total return of the Growth Fund Class C Shares for the seven-month period ended April 30, 2000 and since inception July 1, 1998 to April 30, 2000 was 23.09% and 20.01%, respectively. The average annual total return of the Growth Fund Class X Shares for the seven-month period ended April 30, 2000 and since inception March 8, 1996 to April
30, 2000, was 25.04% and 31.72%, respectively. The average annual total return of the Theme Fund Class A Shares for the 1-year period ended April 30, 2000 and since inception October 16, 1995 to April 30, 2000, was 44.45% and 31.27%, respectively. The average annual total return of the Theme Fund Class B Shares for the 1-year period ended April 30, 2000 and since inception October 16, 1995 to April 30, 2000, was 48.03% and 31.85%, respectively. The average annual total return of the Theme Fund Class C Shares for the 1-year period ended April 30, 2000 and since inception November 3, 1997 to April 30, 2000, was 52.09% and 41.20%, respectively.


  The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares' maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each Class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                               PORTFOLIO TURNOVER
  Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). Historical annual rates of portfolio turnover for the Fund are set forth in the prospectus under the heading "Financial Highlights."

                      PORTFOLIO TRANSACTIONS AND BROKERAGE
  The Adviser and/or Subadviser (throughout this section the "Adviser") places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

  The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

  In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

  The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

  The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


  For the fiscal years ended April 30, 1998, 1999 and 2000, brokerage commission paid by the Trust on portfolio transactions totaled $3,579,420, $2,087,042 and $1,225,151, respectively. In the fiscal years ended April 30, 1998, 1999 and 2000, W. S. Griffith & Co., Inc., a broker-dealer subsidiary of Phoenix Home Life, received $0, $5,910 and $0 in fund-related commissions attributed to a clearing arrangement with an unaffiliated broker/dealer. Brokerage commissions of $9,195 paid during the fiscal year ended April 30, 2000, were paid on portfolio transactions aggregating $22,117,787 executed by brokers who provided research and other statistical information.


                            SERVICES OF THE ADVISERS

  The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 14 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2000, PIC had approximately $25.7 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.


  All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.


  PXP is a publicly-traded independent registered investment advisory firm and has served investors for over 70 years. As of June 30, 2000, PXP had over $60.8 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.

  Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the Small Cap Fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to six mutual funds, as subadviser to four other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1999, Engemann had $10.9 billion in assets under management. Engemann has been an investment adviser since 1969.

  Seneca Capital Management LLC ("Seneca") is the investment subadviser to the Growth Fund and Strategic Theme Fund and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to nine other mutual funds and as investment adviser to institutions and individuals. As of December 31, 1999, Seneca had $9.2 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.

  The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Trust's registration statement (but the Distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes. Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's administration expenses allocated on the basis of the asset values of the respective Fund.


  As compensation for its services, PIC receives a fee from the Growth Fund, which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of .70% of the Fund's average daily net assets of up to $1 billion, .65% of the Fund's average daily net assets from $1 billion to $2 billion, and .60% of the Fund's average net assets in excess of $2 billion. As compensation for its services, PIC receives a fee from the Theme Fund and the Small Cap Fund which is accrued daily against the value of each Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the average daily net asset values of each Fund up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. For the fiscal years ended April 30, 1998, 1999 and 2000, the management fees paid by each of the Funds were:

-------------------------------------------------------------------------------
                              1998                 1999              2000
-------------------------------------------------------------------------------
SMALL CAP FUND             $2,487,577           $1,885,586        $2,089,096
- -----------------------------------------------------------------------------
GROWTH FUND                $1,326,599           $1,352,558        $1,581,392
-------------------------------------------------------------------------------
STRATEGIC THEME FUND       $1,139,421           $1,129,085        $2,319,786
-------------------------------------------------------------------------------


  The Management Agreements shall continue in effect from year to year, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto (as defined in the 1940 Act) and by either (a) the Trustees or (b) vote of a majority of the outstanding securities of the Trust (as defined in the 1940 Act).

  The Management Agreements may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Trust upon 60 days written notice addressed to the Adviser at its principal place of business; and by the Adviser upon 60 days written notice addressed to the Trust at its principal place of business. The Management Agreements will terminate automatically in the event of their "assignment" as defined in Section 2(a)(4) of the 1940 Act.

  The Trust, its Adviser and Subadvisers, and its Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.

                                 NET ASSET VALUE
  The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the

Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

  A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES
  The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000, and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

  The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

  Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). The Growth Fund also offers one class of shares (Class X Shares) that may be purchased by certain institutional investors at a price equal to their net asset value per share.

  The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. NOTE, ONLY THE GROWTH FUND AND THEME FUND OFFER CLASS C SHARES AND ONLY THE GROWTH FUND OFFERS CLASS X SHARES.


  Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
  Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
  Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

  Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Funds' aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

  Class B Shares include all shares purchased, pursuant to the deferred sales charge alternative, which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two Classes without the imposition of any sales load, fee or other charge.

  For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


CLASS C SHARES (GROWTH FUND AND THEME FUND ONLY)
  Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.


CLASS X SHARES (GROWTH FUND ONLY)
  Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

  QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

  COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


  An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.


  LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


  RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

  ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


CLASS B AND CLASS C SHARES--WAIVER OF SALES CHARGES

  The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B and C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURES--CLASS B SHARES
  Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES
  The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restrictions and limit information.

EXCHANGES

  Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund or Series, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same Class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see Phoenix Funds, also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all funds, and may be rejected or suspended.

  SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same Class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same Class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.


DIVIDEND REINVESTMENT ACROSS ACCOUNTS
  If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
  This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

  To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
  The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


  Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

  Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES
  Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check.


  The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

  Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.


  A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
  Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL
  Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
  Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND
  To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
  Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
  Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates.

  The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

  Under another provision of the Code, any dividend declared by the Funds to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by a Fund before February 1 of the following year.

  The Funds' policy is to distribute to its shareholders all or substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. Each Fund intends to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that each Fund will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

  Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

  Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

  Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by a Fund during a taxable year or held by a Fund at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

  A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
  Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

  Each Fund will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

  Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

                         TAX SHELTERED RETIREMENT PLANS
  Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
  Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

  (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

  (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

  (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

  Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

  Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

  Phoenix Equity Planning Corporation (the "Equity Planning" or "Distributor"), an indirect, less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of PIC, serves as Distributor for the Funds. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1998, 1999 and 2000, purchasers of Fund shares paid aggregate sales charges of $2,025,485, $1,723,056 and $1,137,546, respectively, of which the Distributor for the Funds received net commissions of $1,058,952, $1,279,374 and $552,688, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 2000, the Distributor received net commissions of $71,696 for Class A Shares and deferred sales charges of $480,992 for Class B and Class C Shares.


  The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION             SALES CHARGE AS A PERCENTAGE  SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
- ----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

  In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

  Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc.: 0.25% on sales of Class A and B shares, 0.10% on sales of Class C shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

  From its own resources or pursuant to the Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates:

               First $200 million                           .085%
               $200 million to $400 million                 .05%
               $400 million to $600 million                 .03%
               $600 million to $800 million                 .02%
               $800 million to $1 billion                   .015%
               Greater than $1 billion                      .0125%


   Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Trust's fiscal year ended April 30, 2000, Equity Planning received $694,629.



                               DISTRIBUTION PLANS
  The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class B Shares at a rate of 0.75% per annum; for Class C Shares at a rate of 0.75% per annum.

  From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares, 0.75% of the average annual net asset value of that class.

  In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

  On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.


  For the fiscal year ended April 30, 2000, the Funds paid Rule 12b-1 Fees in the amount of $3,757,065, of which the principal underwriter received $2,074,317, W.S. Griffith & Co., Inc., an affiliate, received $177,556 and unaffiliated broker-dealers received $1,505,192. 12b-1 Fees paid by the Funds during last fiscal year were spent on: (1) advertising, $540,445; (2) printing and mailing of prospectuses to other than current shareholders, $19,042; (3) compensation to dealers, $2,398,839; (4) compensation to sales personnel, $1,264,048; (5) service costs, $176,042 and (6) other, $250,746.


  No interested person of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

  The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                             MANAGEMENT OF THE TRUST

  The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform duties imposed on Trustees by the Investment Company Act and Delaware business trust law.

TRUSTEES AND OFFICERS
  The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.


                                     POSITIONS HELD                                PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------                --------------                                -----------------------


Robert Chesek (66)                   Trustee                Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                            Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Wethersfield, CT 06109                                      Institutional Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                            (2000-present).



                                     POSITIONS HELD                                PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------                --------------                                -----------------------


E. Virgil Conway (71)                Trustee                Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                          Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                        (1970-present), Pace University (1978-present), Atlantic Mutual
                                                            Insurance Company (1974-present), HRE Properties (1989-present),
                                                            Greater New York Councils, Boy Scouts of America (1985-present),
                                                            Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                            Securities Fund (Advisory Director) (1990-present), Centennial
                                                            Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                            (1975-present), The Harlem Youth Development Foundation
                                                            (1987-present). Chairman, (1998-present), Accuhealth Trism, Inc.
                                                            (1994-present), Realty Foundation of New York (1972-present), and New
                                                            York Housing Partnership Development Corp. (1985-present). Vice
                                                            Chairman Academy of Political Science (1985-present).
                                                            Director/Trustee, Phoenix Funds (1993-present). Trustee,
                                                            Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Director, Duff & Phelps Utilities Tax-Free Income Inc. and Duff &
                                                            Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                            Chairman/Member, Audit Committee of the City of New York (1981-1996).
                                                            Advisory Director, Blackrock Fannie Mae Mortgage Securities Fund
                                                            (1989-1996) and Fund Directions (1993-1998). Chairman, Financial
                                                            Accounting Standards Advisory Council (1992-1995).


Harry Dalzell-Payne (71)             Trustee                Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                                    Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Elmore Court                                                Mutual Funds (1996-present) and Phoenix-Seneca Funds (1999-present).
Elmore, GLOS GL2 6NT, UK                                    Director, Duff & Phelps Utilities Tax-Free Income Inc. and Duff &
                                                            Phelps Utility and Corporate Bond Trust Inc. (1995-present). Formerly a Major General of the British Army.

*Francis E. Jeffries (69)            Trustee                Director/Trustee, Phoenix Funds (1995-present). Trustee,
 8477 Bay Colony Dr.                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
 Apt. 902                                                   Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
 Naples, FL 34108                                           Director, Duff & Phelps Utilities Income Inc. (1987-present), Duff &
                                                            Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                            Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                            Director, The Empire District Electric Company (1984-present).
                                                            Director (1989-1997), Chairman of the Board (1993-1997), President
                                                            (1989-1993), and Chief Executive Officer (1989-1995), Phoenix
                                                            Investment Partners, Ltd.

Leroy Keith, Jr. (61)                Trustee                Chairman (1995-present) and Chief Executive Officer (1995-1999),
Chairman                                                    Carson Products Company. (1995-present). Director/Trustee, Phoenix
Carson Products Company                                     Funds (1980-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix
64 Ross Road                                                Duff & Phelps Institutional Mutual Funds (1996-present) and
Savannah, GA 30750                                          Phoenix-Seneca Funds (2000-present). Director, Equifax Corp.
                                                            (1991-present) and Evergreen International Fund, Inc. (1989-present).
                                                            Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                            Evergreen Tax Free Fund, Master Reserves Tax Free Trust, and Master
                                                            Reserves Trust.


                                     POSITIONS HELD                                PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------                --------------                                -----------------------


*Philip R. McLoughlin (53)           Trustee and            Chairman (1997-present), Director (1995-present), Vice Chairman
                                     President              (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                            Investment Partners, Ltd. Director (1994-present) and Executive Vice
                                                            President, Investments (1988-present), Phoenix Home Life Mutual
                                                            Insurance Company. Director/Trustee and President, Phoenix Funds
                                                            (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund
                                                            and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                            Director, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present)
                                                            and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present). Trustee, Phoenix-Seneca Funds (1999-present).
                                                            Director (1983-present) and Chairman (1995-present), Phoenix
                                                            Investment Counsel, Inc. Director (1984-present) and President
                                                            (1990-1999), Phoenix Equity Planning Corporation. Chairman and Chief
                                                            Executive Officer, Phoenix/Zweig Advisers LLC (1999-present).
                                                            Director, PXRE Corporation (Delaware) (1985-present) and World Trust
                                                            Fund (1991-present). Director and Executive Vice President, Phoenix
                                                            Life and Annuity Company (1996-present). Director and Executive Vice
                                                            President, PHL Variable Insurance Company (1995-present). Director,
                                                            Phoenix Charter Oak Trust Company (1996-present). Director and Vice
                                                            President, PM Holdings, Inc. (1985-present). Director (1992-present)
                                                            and President (1992-1994), W.S. Griffith & Co., Inc. Director, PHL
                                                            Associates, Inc. (1995-present).

Everett L. Morris (72)               Trustee                Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                              Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Director, Duff & Phelps Utilities Tax-Free Income Inc. (1991-present)
                                                            and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1993-present).

*James M. Oates (54)                 Trustee                Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital Markets
 Managing Director                                          LLC) (1997-present). Managing Director, Wydown Group (1994-present).
 The Wydown Group                                           Director, Phoenix Investment Partners, Ltd. (1995-present).
 IBEX Capital Markets, Inc.                                 Director/Trustee, Phoenix Funds (1987-present). Trustee,
 60 State Street                                            Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
 Suite 950                                                  Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
 Boston, MA 02109                                           Director, AIB Govett Funds (1991-present),  Investors Financial
                                                            Service Corporation (1995-present), Investors Bank & Trust
                                                            Corporation (1995-present), Plymouth Rubber Co. (1995-present),
                                                            Stifel Financial (1996-present), Command Systems, Inc.
                                                            (1998-present), Connecticut River Bancorp (1998-present) and
                                                            Endowment for Health (1999-present). Vice Chairman, Massachusetts
                                                            Housing-Partnership (1998-2000). Director, Blue Cross and Blue Shield
                                                            of New Hampshire (1994-1999).


Herbert Roth, Jr. (71)               Trustee                Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                             Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
P.O. Box 909                                                Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
Sherborn, MA 01770                                          Director, Boston Edison Company (1978-present), Landauer, Inc.
                                                            (medical services) (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries (diversified manufacturer) (1985-present). Member, Directors Advisory Council,
                                                            Phoenix Home Life Mutual Insurance Company (1998-present). Director,
                                                            Phoenix Home Life Mutual Insurance Company (1972-1998).


                                                                24

                                     POSITIONS HELD                                PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------                --------------                                -----------------------
Richard E. Segerson (54)             Trustee                Managing Director, Northway Management Company (1998-present).
102 Valley Road                                             Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Managing Director, Mullin Associates (1993-1998).

Lowell P. Weicker, Jr. (69)          Trustee                Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                             Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                         Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
                                                            Burroughs Wellcome Fund (1996-present) and Compuware (1996-present).
                                                            Visiting Professor, University of Virginia (1997-present). Director,
                                                            Duty Free International, Inc. (1997). Chairman, Dresing, Lierman,
                                                            Weicker (1995-1996). Governor of the State of Connecticut (1991-1995).


Michael E. Haylon (42)               Executive              Director and Executive Vice President, Investments, Phoenix
                                     Vice                   Investment Partners, Ltd. (1995-present). Director (1994-present),
                                     President              President (1995-present), Executive Vice President (1994-1995), Vice
                                                            President (1991-1994), Phoenix Investment Counsel, Inc. Director,
                                                            Phoenix Equity Planning Corporation (1995-present). Executive Vice
                                                            President, Phoenix Funds (1993-present), Phoenix-Aberdeen Series Fund
                                                            (1996-present) and Phoenix-Seneca Funds (2000-present). Executive
                                                            Vice President (1997-present), Vice President (1996-1997), Phoenix
                                                            Duff & Phelps Institutional Mutual Funds. Senior Vice President,
                                                            Securities Investments, Phoenix Home Life Mutual Insurance Company
                                                            (1993-1995).

John F. Sharry (48)                  Executive              President, Retail Division (1999-present), Executive Vice President,
                                     Vice                   Retail Division (1997-1999), Phoenix Investment Partners, Ltd.
                                     President              Managing Director, Retail Distribution, Phoenix Equity Planning
                                                            Corporation (1995-present). Executive Vice President, Phoenix Funds
                                                            (1998-present), Phoenix-Aberdeen Series Fund (1998-present) and
                                                            Phoenix-Seneca Funds (2000-present). Managing Director, Director and
                                                            National Sales Manager, Putnam Mutual Funds (1992-1995).


J. Roger Engemann (59)               Senior                 President and Director, Roger Engemann & Associates, Inc.
600 Rosemead Blvd.                   Vice President         (1969-present). President and Director, Pasadena Capital Corporation
Pasadena, CA 91107-2138                                     (1988-present). Chairman, President and Trustee, Phoenix-Engemann
                                                            Funds (1986-present). President and Director, Roger Engemann
                                                            Management Co., Inc. (1985-present). Managing Director, Equities,
                                                            Phoenix Investment Counsel, Inc. (1998-present). Senior Vice
                                                            President, The Phoenix Edge Series Fund and Phoenix Series Fund
                                                            (1998-present).


Gail P. Seneca (47)                  Senior Vice            Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                   President              (1998-present). President (1996-present) and Trustee (1996-2000),
San Francisco, CA 94133                                     Phoenix-Seneca Funds. President, Chief Executive and Investment
                                                            Officer, Seneca Capital Management LLC (1996-present). Chief
                                                            Investment Officer and managing general partner (1989-present),
                                                            GMG/Seneca Capital Management, L.P. Senior Vice President, The Phoenix
                                                            Edge Series Fund (1998-present), Phoenix Multi-Portfolio Fund
                                                            (1998-present) and Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1999-present).


                                     POSITIONS HELD                                PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------                --------------                                -----------------------

Robert S. Dreissen (52)              Vice President and     Vice President and Compliance Officer, Phoenix Investment Partners,
                                     Assistant Secretary    Ltd. (1999-present) and Phoenix Investment Counsel, Inc.
                                                            (1999-present). Vice President, Phoenix Funds, Phoenix-Aberdeen
                                                            Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1999-present) and Phoenix-Seneca Funds (2000-present). Compliance
                                                            Officer (2000-present) and Associate Compliance Officer (1999), PXP
                                                            Securities Corporation. Vice President, Risk Management Liaison, Bank
                                                            of America (1996-1999). Vice President, Securities Compliance, The
                                                            Prudential Insurance Company of America (1993-1996). Branch
                                                            Chief/Financial Analyst, Securities and Exchange Commission, Division
                                                            of Investment Management (1972-1993).


Ronald K. Jacks (35)                 Vice President         Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                                          (1998-present). Secretary (1996-present) and Trustee (1996-1997),
San Francisco, CA 94133                                     Phoenix-Seneca Funds. Portfolio Manager, Seneca Capital Management
                                                            LLC (1996-present). Portfolio Manager, GMG/Seneca Capital Management,
                                                            L.P. (1990-present). Vice President, The Phoenix Edge Series Fund
                                                            (1998-present), Phoenix Multi-Portfolio Fund (1998-present) and
                                                            Phoenix Duff & Phelps Institutional Mutual Funds (1999-present).

Richard D. Little (51)               Vice President         Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                                          (1998-present). Vice President, Phoenix-Seneca Funds (1996-present).
San Francisco, CA 94133                                     General Partner and Director of Equities, GMG/Seneca Capital
                                                            Management, L.P. (1989-present). Director of Equities, Seneca Capital
                                                            Management LLC (1996-present). Vice President, The Phoenix Edge
                                                            Series Fund (1998-present), Phoenix Multi-Portfolio Fund
                                                            (1998-present) and Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1999-present).

James E. Mair (58)                   Vice President         Executive Vice President (1994-present), Senior Vice President
600 Rosemead Blvd.                                          (1983-1994), Roger Engemann & Associates, Inc. Director
Pasadena, CA 91107-2138                                     (1990-present), Executive Vice President (1994-present), Senior Vice
                                                            President (1990-1994), Pasadena Capital Corporation. Director,
                                                            Pasadena National Trust (1989-present). Executive Vice President
                                                            (1994-present), Security Analyst (1983-1994), Roger Engemann
                                                            Management Co., Inc. Managing Director, Equities, Phoenix Investment
                                                            Counsel, Inc. (1998-present). Vice President, The Phoenix Edge Series
                                                            Fund and Phoenix Series Fund (1998-present).


William R. Moyer (55)                Vice                   Executive Vice President and Chief Financial Officer (1999-present),
100 Bright Meadow Blvd.              President              Senior Vice President and Chief Financial Officer (1995-1999),
P.O. Box 2200                                               Phoenix Investment Partners, Ltd. (1995-present). Senior Vice
Enfield, CT 06083-2200                                      President (1990-present), Chief Financial Officer (1996-present),
                                                            Finance (until 1996), and Treasurer (1998-present and 1994-1996),
                                                            Phoenix Equity Planning Corporation. Director (1998-present), Senior
                                                            Vice President (1990-present), Chief Financial Officer (1996-present)
                                                            and Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                            Treasurer (1999-present), Vice President and Chief Financial Officer,
                                                            Duff & Phelps Investment Management Co. (1996-1999). Vice President,
                                                            Phoenix Funds (1990-present), Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present) and Phoenix Aberdeen Series Fund
                                                            (1996-present). Executive Vice President, Phoenix-Seneca Funds
                                                            (2000-present). Vice President, Investment Products Finance, Phoenix
                                                            Home Life Mutual Insurance Company (1990-1995). Senior Vice
                                                            President, Chief Financial Officer, W.S. Griffith & Co., Inc.
                                                            (1992-1995) and Townsend Financial Advisers, Inc. (1993-1995).



                                     POSITIONS HELD                                PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
- ---------------------                --------------                                -----------------------

John S. Tilson (56)                  Vice President         Executive Vice President (1994-present), Senior Vice President
600 Rosemead Blvd.                                          (1983-1994), Roger Engemann & Associates, Inc. Director (1990-present),
Pasadena, CA 91107-2138                                     Executive Vice President (1994-present), Senior Vice President
                                                            (1990-1994), Pasadena Capital Corporation. Chief Financial Officer and
                                                            Secretary, Phoenix-Engemann Funds (1988-present). Executive Vice
                                                            President (1994-present), Security Analyst (1983-1994), Roger Engemann
                                                            Management Co., Inc. Managing Director, Equities, Phoenix Investment
                                                            Counsel, Inc. (1998-present). Vice President, The Phoenix Edge Series
                                                            Fund and Phoenix Series Fund (1998-present).


G. Jeffrey Bohne (52)                Secretary              Vice President and General Manager, Phoenix Home Life Mutual Insurance
101 Munson Street                                           Co. (1993-present). Vice President, Transfer Agent Operations
Greenfield, MA 01301                                        (1993-1996), Senior Vice President (1999-present), Vice President
                                                            (1996-1999), Mutual Fund Customer Service, Phoenix Equity Planning
                                                            Corporation. Secretary/Clerk, Phoenix Funds (1993-present), Phoenix
                                                            Duff & Phelps Institutional Mutual Funds (1996-present),
                                                            Phoenix-Aberdeen Series Fund (1996-present) and Phoenix-Seneca Funds
                                                            (2000-present). Vice President, Home Life of New York Insurance
                                                            Company (1984-1992).

Nancy G. Curtiss (47)               Treasurer               Treasurer, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present), Phoenix-Aberdeen Series
                                                            Fund (1996-present) and Phoenix-Seneca Funds (2000-present). Vice
                                                            President, Fund Accounting (1994-2000) and Treasurer (1996-2000),
                                                            Phoenix Equity Planning Corporation. Second Vice President and
                                                            Treasurer, Fund Accounting, Phoenix Home Life Mutual Insurance Company
                                                            (1994-1995). Various positions with Phoenix Home Life Insurance
                                                            Company (1987-1994).


  *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


  For services rendered to the Trust for the fiscal year ended April 30, 2000, the Trustees received aggregate remuneration of $44,963. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Advisers who are interested persons are compensated by the Adviser and receive no compensation from the Trust.

  For the Trust's last fiscal year, the Trustees received the following compensation:



                                                                                                                  TOTAL
                                                                                                             COMPENSATION
                                                           PENSION OR                                       FROM TRUST AND
                                   AGGREGATE           RETIREMENT BENEFITS            ESTIMATED              FUND COMPLEX
                                  COMPENSATION           ACCRUED AS PART          ANNUAL BENEFITS             (37 FUNDS)
NAME                               FROM TRUST           OF TRUST EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
- ----                               ----------           -----------------          ---------------         ------------------

Robert Chesek                        $4,350                                                                     $60,000
E. Virgil Conway+                    $5,360                                                                     $75,250
Harry Dalzell-Payne+                 $5,010                                                                     $89,250
Francis E. Jeffries                  $4,175*                                                                    $58,000
Leroy Keith, Jr.                     $4,350                   None                     None                     $60,500
Philip R. McLoughlin+                $    0                 for any                   for any                   $     0
Everett L. Morris+                   $3,785*                 Trustee                  Trustee                   $51,500
James M. Oates+                      $4,560                                                                     $64,250
Herbert Roth, Jr. +                  $3,598                                                                     $48,500
Richard E. Segerson                  $4,975*                                                                    $69,000
Lowell Weicker, Jr.                  $4,800                                                                     $65,750

*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At June 30, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $472,348.25, $197,344.74, $177,329.63 and $115,043.51,
respectively. At present, by agreement among the Trust, the Distributor and the electing director, director fees that are deferred are paid by the Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


  On August 2, 2000, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Trust.



PRINCIPAL SHAREHOLDERS

  The following table sets forth information as of August 2, 2000 with respect to each person who owns of record or is known by the Trust to own of record or beneficially owns 5% or more of any Class of the Trust's equity securities.


NAME OF SHAREHOLDER                                   FUND AND CLASS               NUMBER OF SHARES        PERCENT OF CLASS
- -------------------                                   --------------               ----------------        -----------------

Merrill Lynch Pierce Fenner & Smith                   Small Cap Class B                547,693.026              11.32%
For the Sole Benefit of its Customers                 Growth Fund Class B               91,035.662              11.91%
Attn: Fund Administration                             Growth Fund Class C               49,993.415               8.87%
4800 Deer Lake Dr. E. 3rd Fl                          Strategic Theme Class B          570,411.676               7.81%
Jacksonville, FL 32246-6484

Judy C. Swanson TTEE                                  Growth Fund Class X              151,495.018               8.43%
Robert A. Swanson Charitable
Remainder Trust
C/O K&E Management Ltd.
400 S. El Camino Real Ste. 1289
San Mateo, CA 94402-1704

Charles Schwab & Co. Inc.                             Growth Fund Class X              118,179.953               6.58%
Reinvestment Account
Attn:  Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

Judy C. Swanson TTEE                                  Growth Fund Class X               96,555.236               5.38%
Robert & Judy Swanson 1993
Annuity Trust
C/O K&E Management Ltd.
400 S. El Camino Real Ste. 1289
San Mateo, CA 94402-1704


                             ADDITIONAL INFORMATION
CAPITAL STOCK
  The Trust was originally organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Trust purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Trust continued the business of the Stock Series under the name "National Stock Fund." The Trustees subsequently voted to change the name of the Trust to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees again changed the name of the Trust to "Phoenix Strategic Equity Series Fund." Prior to May 12, 2000, the Growth Fund was known as Phoenix-Seneca Equity Opportunities Fund, and from August 27, 1999 to May 12, 2000, it was known as Phoenix Equity Opportunities Fund. Prior to August 27, 1999, the Small Cap Fund was known as the Phoenix Small Cap Fund and the Strategic Theme Fund was known as Phoenix Strategic Theme Fund. The fund was reorganized as a Delaware business trust in August 2000.

  The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

  Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

  Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS

  The Financial Statements for the Small Cap Fund and Theme Fund for the fiscal year ended April 30, 2000 appearing in the Trust's 2000 Annual Report to Shareholders are incorporated herein by reference. The Financial Statements for the Growth Fund for the seven-month period ended April 30, 2000 appearing in the Phoenix-Seneca Growth Funds' 2000 Annual Report to Shareholders are incorporated herein by reference.


REPORTS TO SHAREHOLDERS
  The fiscal year of the Trust ends on April 30th. The Trust will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Trust (the "Accountants"). The Accountants audit the annual financial statements and express their opinion on them.

CUSTODIAN AND TRANSFER AGENT
  State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston,
MA 02101, serves as custodian of the Trust's assets (the "Custodian") and Equity Planning acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

                              The Annual Report of

                           The Phoenix-Engemann Funds

                      for the year ended December 31, 2000

PHOENIX INVESTMENT PARTNERS

                          ANNUAL REPORT

                                      DECEMBER 31, 2000


ENGEMANN                            > Phoenix-Engemann
                                      Balanced Return Fund

                                    > Phoenix-Engemann
                                      Focus Growth Fund

                                    > Phoenix-Engemann
                                      Nifty Fifty Fund

                                    > Phoenix-Engemann
                                      Small & Mid-Cap
                                      Growth Fund

                                    > Phoenix-Engemann
                                      Value 25 Fund


[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE CHAIRMAN

DEAR FELLOW SHAREHOLDER:
[PHOTO]

  The jubilance with which Wall Street welcomed the new millennium soon collapsed and dissipated into despair by year-end. The bears continued to ravage the stock markets during the fourth quarter, forcing the major indices to sustain their worst annual losses in recent memory.

  Clearly it was a difficult time for stock investing -- one of the most frustrating we have experienced in our more than 30 years of company history. So many forces seemed to be in collusion, countering our best efforts to preserve the value of your portfolios. The Fed continued to raise interest rates during the first half of the year. Energy prices skyrocketed. The euro fell. Some companies announced earnings shortfalls that not only decimated their stock prices but those of all seemingly similar companies as well. All this was aggravated by the lengthy presidential-election turmoil.

  As we move into 2001, we see the gloom lifting and the picture brightening. The Federal Reserve's early, aggressive move to lower interest rates was a very welcome New Year's present that should help to turn the tide. Although it may take a few months for the rate change to show a significant impact, we believe that by midyear the economy will begin to improve.

  Thus, we see a more attractive scenario going forward. We feel investors may well regain their confidence and recognize the value that we believe exists in stocks, particularly in the technology sector. Although technology took the brunt of the market decline in 2000, we believe it will continue to play a very important part in our lives and may still be the fastest-growing segment of our global economy for some time to come.

  This past year has been one of the most volatile that investors have experienced in a very long time. Markets like the one we experienced in 2000 reinforce the value of a professional investment advisor. Mutual fund investing should be a long-term endeavor. Successful investing requires the patience and perspective that a trusted advisor can provide.

  On the following pages, your fund's portfolio managers discuss events in the market over the last 12 months that affected your fund and provide their outlook for the near term. If you have any questions or comments, please call your financial advisor or contact Mutual Fund Services at 1-800-243-1574 between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Roger Engemann

Roger Engemann

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Engemann Balanced Return Fund.......................         3
Phoenix-Engemann Focus Growth Fund..........................        11
Phoenix-Engemann Nifty Fifty Fund...........................        19
Phoenix-Engemann Small & Mid-Cap Growth Fund................        27
Phoenix-Engemann Value 25 Fund..............................        37
Notes to Financial Statements...............................        45

PHOENIX-ENGEMANN BALANCED RETURN FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks to maximize total investment return, consistent with reasonable risk by investing in a mix of high quality growth stocks and U.S. government securities.

Q: HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 2000?

A: It was good news and bad news for the Phoenix-Engemann Balanced Return Fund in 2000. The good news is that it was the best performing mutual fund in the Phoenix-Engemann Funds. However, the bad news is that it underperformed its benchmark for the year. The Fund's Class A shares returned negative 7.11% compared with a return of negative 1.47% for the Fund's benchmark index.(1) Class B shares were down 7.76% and Class C shares declined 7.79% for the period. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT WERE THE INVESTMENTS THAT POSITIVELY CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: Our investments in health care area really paid off for us in 2000. In a year when technology was out of favor, Medtronic, Warner-Lambert (which we sold in June), Pfizer and Merck helped shoulder some of the load. All four of these stocks were up strongly in 2000.

    After a poor year in 1999, Tyco came back strongly, and was one of the best performers for us this year. EMC and Citigroup also contributed with double-digit returns.

Q: WHAT WERE SOME OF THE DISAPPOINTMENTS OF THE FUND IN 2000?

A: WorldCom, Lucent, and BMC Software were three of the most disappointing names in 2000. All three companies saw deterioration in the core fundamentals of their business, and the stock prices dropped as a result. In all three cases, the original thesis for owning the companies changed, and we exited the positions.

Q: HOW DID THE FIXED-INCOME PORTION OF THE PORTFOLIO PERFORM DURING THE YEAR?

A: The bond portion of the portfolio was one of the biggest bright spots for the Fund. The bonds posted a positive return in the year and really cushioned the decline in the equity portion of the portfolio. In particular, we are very happy with our decision to reallocate dollars from equities to fixed-income after the stock market rallied in the first quarter of 2000.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN 2001?

A: We feel that the Fund "weathered the storm" in 2000 and is poised to do well in 2001. The Fund is set up to benefit from a declining interest rate environment. Specifically, the Fund is invested in quality, high-growth stocks combined with a long-duration bond portfolio. If interest rates decline like we expect them to, we feel that these investments will do very well in 2001.

                                                                JANUARY 19, 2001

(1) THE FUND'S BENCHMARK IS A COMPOSITE OF 60% OF THE S&P 500 INDEX RETURN, 30% OF THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX RETURN, AND 10% OF THE 90-DAY TREASURY BILL RETURN.

Phoenix-Engemann Balanced Return Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                                             INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  10 YEARS  TO 12/31/00      DATE
                                -------  -------  --------  -----------  ------------
Class A Shares at NAV(2)         (7.11)%  14.70%    13.62%         --            --
Class A Shares at POP(3)        (12.45)   13.35     12.95          --            --
Class B Shares at NAV(2)         (7.76)   13.83        --       12.60%       1/3/94
Class B Shares with CDSC(4)     (11.05)   13.83        --       12.60        1/3/94
Class C Shares at NAV(2)         (7.79)   13.81        --       12.59        1/3/94
Class C Shares with CDSC(4)      (7.79)   13.81        --       12.59        1/3/94
S&P 500 Index(6)                 (9.19)   18.42     17.50       18.37        1/3/94
Balanced Benchmark(7)            (1.47)   13.64     13.51       13.36        Note 8

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
(7) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Index return, 30% of the Lehman Brothers Government/Corporate Bond Index return and 10% of the 90-day Treasury Bill return. The Index's performance does not reflect sales charges.
(8)  Index information from 1/31/94 to 12/31/00.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-ENGEMANN BALANCED RETURN
               FUND CLASS A(5)           BALANCED BENCHMARK(7)  S&P 500 INDEX(6)
12/90                            $9,425                $10,000           $10,000
91                              $13,090                $12,372           $13,054
92                              $13,678                $13,276           $14,058
93                              $14,011                $14,556           $15,464
94                              $13,390                $14,588           $15,669
95                              $17,029                $18,734           $21,546
96                              $20,058                $21,560           $26,555
97                              $23,865                $26,557           $35,417
98                              $30,815                $32,117           $45,602
99                              $36,392                $36,040           $55,240
00                              $33,804                $35,511           $50,165

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          45%
Health Care         29%
Capital Goods        8%
Financials           5%
Consumer Cyclicals   4%
Consumer Staples     4%
Energy               3%
Other                2%

Phoenix-Engemann Balanced Return Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  U.S. Government Securities                                    52.8%
        U.S. TREASURY BONDS & NOTES
    2.  Pfizer, Inc.                                                   4.7%
        HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
    3.  Medtronic, Inc.                                                2.8%
        MANUFACTURER OF CARDIAC PACEMAKERS AND MEDICAL SERVICES
    4.  Cisco Systems, Inc.                                            2.4%
        MANUFACTURER OF COMPUTER NETWORK PRODUCTS
    5.  EMC Corp.                                                      2.4%
        MANUFACTURER OF COMPUTER STORAGE PRODUCTS
    6.  Tyco International Ltd.                                        2.3%
        DIVERSIFIED MANUFACTURING AND SERVICE COMPANY
    7.  Merck & Co., Inc.                                              1.6%
        ETHICAL DRUG AND SPECIALTY CHEMICAL PRODUCER
    8.  Texas Instruments, Inc.                                        1.5%
        MANUFACTURER OF SEMICONDUCTORS AND ELECTRONIC EQUIPMENT
    9.  Pharmacia Corp.                                                1.4%
        LIFE-SCIENCES COMPANY
   10.  Oracle Corp.                                                   1.4%
        MARKETS DATABASE MANAGEMENT SOFTWARE

                        INVESTMENTS AT DECEMBER 31, 2000

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
U.S. GOVERNMENT SECURITIES--52.8%

U.S. TREASURY BONDS--29.6%
U.S. Treasury Bonds 9.25%, 2/15/16......      AAA       $ 38,000  $ 52,425,256

U.S. TREASURY NOTES--23.2%
U.S. Treasury Notes 6.50%, 8/15/05......      AAA         39,000    41,237,274
- ------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $88,200,737)                                       93,662,530
- ------------------------------------------------------------------------------

                                               SHARES
                                              --------
COMMON STOCKS--41.0%

BROADCASTING (TELEVISION, RADIO & CABLE)--0.7%
Univision Communications, Inc.
Class A(b)..............................        30,000     1,228,125

COMMUNICATIONS EQUIPMENT--1.6%
CIENA Corp.(b)..........................         6,000       487,500
Corning, Inc............................        10,000       528,125
JDS Uniphase Corp.(b)...................        10,000       416,875
Tellabs, Inc.(b)........................        25,000     1,412,500
                                                        ------------
                                                           2,845,000
                                                        ------------

COMPUTERS (HARDWARE)--1.6%
Brocade Communications Systems,
Inc.(b).................................        10,000       918,125

                                               SHARES      VALUE
                                              --------  ------------
COMPUTERS (HARDWARE)--CONTINUED
Sun Microsystems, Inc.(b)...............        68,000  $  1,895,500
                                                        ------------
                                                           2,813,625
                                                        ------------

COMPUTERS (NETWORKING)--2.4%
Cisco Systems, Inc.(b)..................       112,000     4,284,000

COMPUTERS (PERIPHERALS)--2.4%
EMC Corp.(b)............................        64,000     4,256,000

COMPUTERS (SOFTWARE & SERVICES)--5.2%
America Online, Inc.(b).................        47,000     1,635,600
BEA Systems, Inc.(b)....................        27,000     1,817,437
Exodus Communications, Inc.(b)..........        24,000       480,000
i2 Technologies, Inc.(b)................        12,000       652,500
Oracle Corp.(b).........................        86,000     2,499,375
Siebel Systems, Inc.(b).................         8,000       541,000
VERITAS Software Corp.(b)...............        18,000     1,575,000
                                                        ------------
                                                           9,200,912
                                                        ------------

ELECTRICAL EQUIPMENT--0.7%
Solectron Corp.(b)......................        35,000     1,186,500

ELECTRONICS (SEMICONDUCTORS)--4.5%
Analog Devices, Inc.(b).................        19,000       972,563
Applied Micro Circuits Corp.(b).........        11,000       825,516
Maxim Integrated Products, Inc.(b)......        25,000     1,195,313
PMC-Sierra, Inc.(b).....................         8,000       629,000
SDL, Inc.(b)............................         2,000       296,375
Texas Instruments, Inc..................        55,000     2,605,625

                       See Notes to Financial Statements                       5

Phoenix-Engemann Balanced Return Fund

                                               SHARES      VALUE
                                              --------  ------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Xilinx, Inc.(b).........................        30,000  $  1,383,750
                                                        ------------
                                                           7,908,142
                                                        ------------

ENTERTAINMENT--1.0%
Viacom, Inc. Class B(b).................        38,000     1,776,500

FINANCIAL (DIVERSIFIED)--2.0%
American Express Co.....................        20,000     1,098,750
Citigroup, Inc..........................        47,333     2,416,941
                                                        ------------
                                                           3,515,691
                                                        ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--8.4%
Genentech, Inc.(b)......................        16,000     1,304,000
Merck & Co., Inc........................        30,000     2,808,750
Pfizer, Inc.............................       180,000     8,280,000
Pharmacia Corp..........................        42,000     2,562,000
                                                        ------------
                                                          14,954,750
                                                        ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.1%
Guidant Corp.(b)........................        44,000     2,373,250
Medtronic, Inc..........................        81,000     4,890,375
                                                        ------------
                                                           7,263,625
                                                        ------------

MANUFACTURING (DIVERSIFIED)--2.3%
Tyco International Ltd..................        75,000     4,162,500
NATURAL GAS--0.7%
Enron Corp..............................        14,000     1,163,750

OIL & GAS (EXPLORATION & PRODUCTION)--1.4%
Anadarko Petroleum Corp.................        18,000     1,279,440
Burlington Resources, Inc...............        24,000     1,212,000
                                                        ------------
                                                           2,491,440
                                                        ------------

                                               SHARES      VALUE
                                              --------  ------------

RETAIL (BUILDING SUPPLIES)--1.1%
Home Depot, Inc. (The)..................        44,000  $  2,010,250

RETAIL (GENERAL MERCHANDISE)--0.7%
Wal-Mart Stores, Inc....................        25,000     1,328,125

TELECOMMUNICATIONS (LONG DISTANCE)--0.2%
Allegiance Telecom, Inc.(b).............        13,000       289,452
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $56,515,905)                             72,678,387
- --------------------------------------------------------------------

FOREIGN COMMON STOCKS--2.0%

COMMUNICATIONS EQUIPMENT--1.6%
Nokia Oyj ADR (Finland).................        30,000     1,305,000
Nortel Networks Corp. (Canada)..........        50,000     1,603,125
                                                        ------------
                                                           2,908,125
                                                        ------------

ELECTRICAL EQUIPMENT--0.4%
Flextronics International Ltd.
(Singapore)(b)..........................        26,000       741,000
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $6,103,251)                               3,649,125
- --------------------------------------------------------------------

TOTAL INVESTMENTS--95.8%
(IDENTIFIED COST $150,819,893)             169,990,042(a)
Other assets and liabilities, net--4.2%      7,389,621
                                          ------------
NET ASSETS--100.0%                        $177,379,663
                                          ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $30,858,472 and gross depreciation of $11,688,322 for federal income tax purposes. At
     December 31, 2000, the aggregate cost of securities for federal income tax purposes was $150,819,893.
(b)  Non-income producing.

6                      See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $150,819,893)                              $  169,990,042
Cash                                                               4,923,660
Receivables
  Interest and dividends                                           2,330,231
  Fund shares sold                                                   739,052
                                                              --------------
    Total assets                                                 177,982,985
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            285,661
  Investment advisory fee                                            110,365
  Distribution                                                        73,766
  Registration fee                                                    40,004
  Transfer agent fee                                                  32,382
  Financial agent fee                                                 15,199
  Trustees' fee                                                        1,334
Accrued expenses                                                      44,611
                                                              --------------
    Total liabilities                                                603,322
                                                              --------------
NET ASSETS                                                    $  177,379,663
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  160,561,280
Undistributed net investment income                                  277,070
Accumulated net realized loss                                     (2,628,836)
Net unrealized appreciation                                       19,170,149
                                                              --------------
NET ASSETS                                                    $  177,379,663
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $121,272,372)                3,800,271
Net asset value per share                                             $31.91
Offering price per share $31.91/(1-5.75%)                             $33.86
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $33,959,851)                 1,085,799
Net asset value and offering price per share                          $31.28
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $22,147,440)                   706,679
Net asset value and offering price per share                          $31.34

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                      $   5,442,817
Dividends                                                           293,206
Foreign taxes withheld                                                 (197)
                                                              -------------
    Total investment income                                       5,735,826
                                                              -------------
EXPENSES
Investment advisory fee                                           1,349,035
Distribution fee, Class A                                           325,434
Distribution fee, Class B                                           339,804
Distribution fee, Class C                                           214,225
Financial agent fee                                                  96,267
Administration                                                      412,829
Transfer agent                                                       95,374
Registration                                                         46,845
Printing                                                             30,139
Professional                                                         23,794
Trustees                                                             16,114
Custodian                                                             4,445
Miscellaneous                                                         4,446
                                                              -------------
    Total expenses                                                2,958,751
                                                              -------------
NET INVESTMENT INCOME                                             2,777,075
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  14,590,489
Net change in unrealized appreciation (depreciation) on
  investments                                                   (32,122,151)
                                                              -------------
NET LOSS ON INVESTMENTS                                         (17,531,662)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          ($ 14,754,587)
                                                              =============

                       See Notes to Financial Statements                       7

Phoenix-Engemann Balanced Return Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/00      12/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  2,777,075  $    489,187
  Net realized gain (loss)                  14,590,489     5,917,606
  Net change in unrealized appreciation
    (depreciation)                         (32,122,151)   17,431,518
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (14,754,587)   23,838,311
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (1,951,731)     (489,187)
  Net investment income, Class B              (332,651)           --
  Net investment income, Class C              (215,623)           --
  Net realized gains, Class A               (9,900,328)   (6,406,492)
  Net realized gains, Class B               (2,845,948)   (1,606,363)
  Net realized gains, Class C               (1,826,846)     (906,849)
  In excess of net investment income,
    Class A                                         --       (25,941)
  In excess of net realized gains,
    Class A                                 (1,785,914)      (29,581)
  In excess of net realized gains,
    Class B                                   (513,379)       (7,417)
  In excess of net realized gains,
    Class C                                   (329,544)       (4,187)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (19,701,964)   (9,476,017)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (963,774
    and 1,413,697 shares, respectively)     38,010,451    51,433,069
  Net asset value of shares issued from
    reinvestment of distributions
    (414,546 and 167,310 shares,
    respectively)                           12,889,181     6,421,251
  Cost of shares repurchased (760,853
    and 483,447 shares, respectively)      (29,688,339)  (17,823,682)
                                          ------------  ------------
Total                                       21,211,293    40,030,638
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (354,908
    and 521,062 shares, respectively)       13,608,614    18,703,613
  Net asset value of shares issued from
    reinvestment of distributions
    (105,331 and 37,162 shares,
    respectively)                            3,209,325     1,402,126
  Cost of shares repurchased (176,396
    and 91,202 shares, respectively)        (6,734,024)   (3,292,239)
                                          ------------  ------------
Total                                       10,083,915    16,813,500
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (272,732
    and 263,121 shares, respectively)       10,307,740     9,526,650
  Net asset value of shares issued from
    reinvestment of distributions
    (70,428, and 21,486 shares,
    respectively)                            2,151,065       812,372
  Cost of shares repurchased (103,667
    and 38,401 shares, respectively)        (3,831,967)   (1,373,573)
                                          ------------  ------------
Total                                        8,626,838     8,965,449
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 39,922,046    65,809,587
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS      5,465,495    80,171,881
NET ASSETS
  Beginning of period                      171,914,168    91,742,287
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS)
    OF $277,070 AND $0, RESPECTIVELY]     $177,379,663  $171,914,168
                                          ============  ============

8                      See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                2000           1999          1998          1997          1996
Net asset value, beginning of period        $  38.80       $  34.83       $ 29.05       $ 28.08       $ 25.39
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  0.66           0.21(1)       0.40          0.30(1)       0.29(1)
  Net realized and unrealized gain (loss)      (3.52)          6.07          8.03          4.98          4.23
                                            --------       --------       -------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS         (2.86)          6.28          8.43          5.28          4.52
                                            --------       --------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income         (0.58)         (0.16)        (0.40)        (0.32)        (0.30)
  Dividends from net realized gains            (2.92)         (2.13)        (2.25)        (3.99)        (1.53)
  In excess of net investment income              --          (0.01)           --            --            --
  In excess of net realized gains              (0.53)         (0.01)           --            --            --
                                            --------       --------       -------       -------       -------
      TOTAL DISTRIBUTIONS                      (4.03)         (2.31)        (2.65)        (4.31)        (1.83)
                                            --------       --------       -------       -------       -------
Change in net asset value                      (6.89)          3.97          5.78          0.97          2.69
                                            --------       --------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD              $  31.91       $  38.80       $ 34.83       $ 29.05       $ 28.08
                                            ========       ========       =======       =======       =======
Total return(2)                               (7.11)%         18.10%        29.12%        18.98%        17.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $121,272       $123,482       $72,620       $56,610       $51,947

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.37%           1.56%         1.63%          1.7%(3)       2.0%(3)
  Net investment income (loss)                 1.71%           0.58%         1.15%          1.0%          1.1%
Portfolio turnover                               50%             41%          124%         40.3%         35.1%

         (1)            Computed using average shares outstanding.
         (2)            Maximum sales load is not reflected in the total return
                        calculation.
         (3)            If the administrator had not waived fees and reimbursed
                        expenses, the ratios of operating expenses to average net
                        assets would have been 1.70% and 2.10% for the periods ended
                        December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements                       9

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                               2000          1999          1998          1997          1996
Net asset value, beginning of period        $ 38.13       $ 34.37       $ 28.76       $ 27.85       $ 25.26
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                 0.34         (0.06)(1)      0.13          0.08(1)       0.09(1)
  Net realized and unrealized gain (loss)     (3.40)         5.96          7.91          4.93          4.16
                                            -------       -------       -------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS        (3.06)         5.90          8.04          5.01          4.25
                                            -------       -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income        (0.34)           --         (0.18)        (0.11)        (0.13
  Dividends from net realized gains           (2.92)        (2.13)        (2.25)        (3.99)        (1.53)
  In excess of net realized gains             (0.53)        (0.01)           --            --            --
                                            -------       -------       -------       -------       -------
      TOTAL DISTRIBUTIONS                     (3.79)        (2.14)        (2.43)        (4.10)        (1.66)
                                            -------       -------       -------       -------       -------
Change in net asset value                     (6.85)         3.76          5.61          0.91          2.59
                                            -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD              $ 31.28       $ 38.13       $ 34.37       $ 28.76       $ 27.85
                                            =======       =======       =======       =======       =======
Total return(2)                              (7.76)%       17.22%         28.06%        18.15%        16.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $33,960       $30,580       $11,512        $7,125        $4,609

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.12%         2.30%          2.38%          2.4%(3)       2.7%(3)
  Net investment income (loss)                0.98%        (0.16)%         0.39%          0.3%          0.3%
Portfolio turnover                              50%           41%           124%         40.3%         35.1%

                                                                      CLASS C
                                            ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                               2000          1999         1998         1997         1996
Net asset value, beginning of period        $ 38.21       $ 34.44       $28.80       $27.88       $25.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                 0.34         (0.06)(1)     0.14         0.08(1)      0.09(1)
  Net realized and unrealized gain (loss)     (3.41)         5.97         7.92         4.92         4.16
                                            -------       -------       ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS        (3.07)         5.91         8.06         5.00         4.25
                                            -------       -------       ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income        (0.35)           --        (0.17)       (0.09)       (0.12)
  Dividends from net realized gains           (2.92)        (2.13)       (2.25)       (3.99)       (1.53)
  In excess of net realized gains             (0.53)        (0.01)          --           --           --
                                            -------       -------       ------       ------       ------
      TOTAL DISTRIBUTIONS                     (3.80)        (2.14)       (2.42)       (4.08)       (1.65)
                                            -------       -------       ------       ------       ------
Change in net asset value                     (6.87)         3.77         5.64         0.92         2.60
                                            -------       -------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD              $ 31.34       $ 38.21       $34.44       $28.80       $27.88
                                            =======       =======       ======       ======       ======
Total return(2)                              (7.79)%       17.22%        28.07%       18.11%       16.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $22,147       $17,852       $7,610       $5,581       $4,183

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.12%         2.30%         2.38%         2.4%(3)      2.7%(3)
  Net investment income (loss)                0.99%        (0.16)%        0.39%         0.3%         0.3%
Portfolio turnover                              50%           41%          124%        40.3%        35.1%

         (1)            Computed using average shares outstanding.
         (2)            Maximum sales load is not reflected in the total return
                        calculation.
         (3)            If the administrator had not waived fees and reimbursed
                        expenses, the ratios of operating expenses to average net
                        assets would have been 2.50% and 2.80% for the periods ended
                        December 31, 1997 and 1996, respectively.

10                     See Notes to Financial Statements

PHOENIX-ENGEMANN FOCUS GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is long-term growth of capital through a classic growth approach.

Q: HOW DID THE FUND FARE OVER THE LAST 12 MONTHS?

A: The year 2000 was a difficult period for all investors as the major indices sustained their worst annual losses in recent memory. For the 12 months ended December 31, 2000, Class A shares were down 27.50%, Class B shares fell 28.07% and Class C shares declined 28.07% compared with a negative return of 22.43% for the Russell 1000 Growth Index(1) and a negative return of 9.19% for the S&P 500 Index(2). All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT WERE SOME OF THE FACTORS THAT HURT PERFORMANCE?

A: The Fund underperformed in 2000 for the same reasons it outperformed last year. The stocks of large-cap, faster growing companies underperformed both smaller-cap growth stocks as well as value stocks during 2000. The Phoenix-Engemann Focus Growth Fund is concentrated in those companies that demonstrate strong industry leadership, barriers to entry, competitive advantage, outstanding financial performance, and rapid growth.

    During the early part of the year, the portfolio continued its solid performance Unfortunately, as the markets corrected during the spring of 2000, and then again in late fall 2000, the Fund's holdings experienced dramatic swings in performance and finished the reporting period at its low point of the year.

Q: WHAT IS YOUR OUTLOOK FOR 2001?

A: We believe the outlook for 2001 is very positive as a number of factors have aligned themselves to favor large-cap, concentrated portfolios, such as the Phoenix-Engemann Focus Growth Fund. Stocks are much cheaper than they were at the beginning of 2000; the economy has slowed, virtually eliminating any inflationary pressures; in early 2001 the Federal Reserve has demonstrated a renewed interest in easing rates and money supply; and global economies remain robust. During times of slowing economic activity, leading companies such as those held in the Fund should outperform the average stock and demonstrate strong performance as the economy re-accelerates, although, of course, past performance is not a guarantee.

    We look forward to a prosperous 2001, and thank you for you patience and support.

                                                                JANUARY 30, 2001

(1) THE RUSSELL 1000 GROWTH INDEX MEASURES LARGE-CAP GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.
(2) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Focus Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                                             INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  10 YEARS  TO 12/31/00      DATE
                                -------  -------  --------  -----------  ------------
Class A Shares at NAV(2)        (27.50)%  16.22%    15.41%         --            --
Class A Shares at POP(3)        (31.67)   14.85     14.73          --            --
Class B Shares at NAV(2)        (28.07)   15.33        --       13.84%       1/3/94
Class B Shares with CDSC(4)     (30.50)   15.33        --       13.84        1/3/94
Class C Shares at NAV(2)        (28.07)   15.33        --       13.84        1/3/94
Class C Shares with CDSC(4)     (28.07)   15.33        --       13.84        1/3/94
S&P 500 Index(6)                 (9.19)   18.42     17.50       18.37        1/3/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-ENGEMANN GROWTH
           FUND CLASS A(5)      S&P 500 INDEX(6)
12/90                   $9,425           $10,000
91                     $15,818           $13,054
92                     $16,173           $14,058
93                     $15,224           $15,464
94                     $14,653           $15,669
95                     $18,632           $21,546
96                     $22,823           $26,555
97                     $26,483           $35,417
98                     $36,391           $45,602
99                     $54,492           $55,240
00                     $39,504           $50,165

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          53%
Health Care         18%
Financials          11%
Consumer Cyclicals   8%
Capital Goods        6%
Consumer Staples     3%
Utilities            1%

Phoenix-Engemann Focus Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Pfizer, Inc.                                                   6.4%
        HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
    2.  Cisco Systems, Inc.                                            6.0%
        COMPUTER NETWORK PRODUCER
    3.  EMC Corp.                                                      5.8%
        MANUFACTURER OF COMPUTER STORAGE PRODUCTS
    4.  General Electric Co.                                           4.5%
        CONSUMER AND INDUSTRIAL PRODUCTS PRODUCER
    5.  Texas Instruments, Inc.                                        4.2%
        MANUFACTURER OF ELECTRICAL EQUIPMENT AND SEMICONDUCTORS
    6.  America Online, Inc.                                           3.8%
        ONLINE COMPUTER SERVICES PROVIDER
    7.  Merck & Co., Inc.                                              3.6%
        ETHICAL DRUG AND SPECIALTY CHEMICAL COMPANY
    8.  Tellabs, Inc.                                                  3.6%
        MANUFACTURER OF VOICE AND DATA COMMUNICATIONS EQUIPMENT
    9.  JDS Uniphase Corp.                                             3.6%
        PROVIDER OF ADVANCED FIBER OPTIC COMPONENTS AND MODULES
   10.  Medtronic, Inc.                                                3.4%
        MANUFACTURES CARDIAC AND MEDICAL SERVICES PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 2000

                                           SHARES      VALUE
                                          --------  ------------
COMMON STOCKS--89.0%
BIOTECHNOLOGY--1.2%
Immunex Corp.(b)....................      156,000   $  6,337,500

BROADCASTING (TELEVISION, RADIO & CABLE)--1.5%
Univision Communications, Inc. Class
A(b)................................      200,000      8,187,500
COMMUNICATIONS EQUIPMENT--10.3%
CIENA Corp.(b)......................       57,000      4,631,250
Corning, Inc........................      236,000     12,463,750
JDS Uniphase Corp.(b)...............      460,000     19,176,250
Tellabs, Inc.(b)....................      344,100     19,441,650
                                                    ------------
                                                      55,712,900
                                                    ------------

COMPUTERS (HARDWARE)--5.1%
Dell Computer Corp.(b)..............      525,000      9,154,687
Palm, Inc.(b).......................      119,000      3,369,187
Sun Microsystems, Inc.(b)...........      538,000     14,996,750
                                                    ------------
                                                      27,520,624
                                                    ------------

COMPUTERS (NETWORKING)--6.0%
Cisco Systems, Inc.(b)..............      845,448     32,338,386

COMPUTERS (PERIPHERALS)--5.8%
EMC Corp.(b)........................      468,000     31,122,000

COMPUTERS (SOFTWARE & SERVICES)--10.6%
America Online, Inc.(b).............      584,000     20,323,200
BEA Systems, Inc.(b)................      259,000     17,433,938
Exodus Communications, Inc.(b)......      242,000      4,840,000

                                           SHARES      VALUE
                                          --------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
Oracle Corp.(b).....................      192,000   $  5,580,000
VERITAS Software Corp.(b)...........      104,000      9,100,000
                                                    ------------
                                                      57,277,138
                                                    ------------

ELECTRICAL EQUIPMENT--4.5%
General Electric Co.................      510,000     24,448,125

ELECTRONICS (SEMICONDUCTORS)--6.1%
Intel Corp..........................      347,600     10,449,725
Texas Instruments, Inc..............      472,400     22,379,950
                                                    ------------
                                                      32,829,675
                                                    ------------

ENTERTAINMENT--1.0%
Viacom, Inc. Class B(b).............      120,000      5,610,000

EQUIPMENT (SEMICONDUCTORS)--1.7%
Broadcom Corp. Class A(b)...........      106,000      8,904,000

FINANCIAL (DIVERSIFIED)--5.6%
American Express Co.................      282,000     15,492,375
Citigroup, Inc......................      289,333     14,774,066
                                                    ------------
                                                      30,266,441
                                                    ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--12.6%
Genentech, Inc.(b)..................      172,000     14,018,000
Merck & Co., Inc....................      208,200     19,492,725
Pfizer, Inc.........................      754,300     34,697,800
                                                    ------------
                                                      68,208,525
                                                    ------------

                       See Notes to Financial Statements                      13

Phoenix-Engemann Focus Growth Fund

                                           SHARES      VALUE
                                          --------  ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.4%
Medtronic, Inc......................      300,200   $ 18,124,575

INVESTMENT BANKING/BROKERAGE--4.9%
Goldman Sachs Group, Inc. (The).....      100,000     10,693,750
Merrill Lynch & Co., Inc............      232,000     15,819,500
                                                    ------------
                                                      26,513,250
                                                    ------------

NATURAL GAS--1.2%
Enron Corp..........................       80,000      6,650,000

RETAIL (BUILDING SUPPLIES)--3.2%
Home Depot, Inc. (The)..............      375,000     17,132,813

RETAIL (GENERAL MERCHANDISE)--2.6%
Wal-Mart Stores, Inc................      259,000     13,759,375

RETAIL (SPECIALTY)--1.7%
Bed Bath & Beyond, Inc.(b)..........      410,000      9,173,750
- ----------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $300,690,867)                       480,116,577
- ----------------------------------------------------------------

                                           SHARES      VALUE
                                          --------  ------------

FOREIGN COMMON STOCKS--4.9%

COMMUNICATIONS EQUIPMENT--4.0%
Nokia Oyj ADR (Finland).............      385,000   $ 16,747,500
Nortel Networks Corp. (Canada)......      150,000      4,809,375
                                                    ------------
                                                      21,556,875
                                                    ------------

ELECTRICAL EQUIPMENT--0.9%
Flextronics International Ltd.
(Singapore)(b)......................      167,000      4,759,500
- ----------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $28,526,179)                         26,316,375
- ----------------------------------------------------------------

TOTAL INVESTMENTS--93.9%
(IDENTIFIED COST $329,217,046)                        506,432,952(a)
Other assets and liabilities, net--6.1%                32,828,536
                                                     ------------
NET ASSETS--100.0%                                   $539,261,488
                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $238,183,743 and gross depreciation of $60,967,837 for federal income tax purposes. At
     December 31, 2000, the aggregate cost of securities for federal income tax purposes was $329,217,046.
(b)  Non-income producing.

14                     See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $329,217,046)                              $  506,432,952
Cash                                                              34,064,438
Receivables
  Fund shares sold                                                   573,304
  Dividends and interest                                             384,570
                                                              --------------
    Total assets                                                 541,455,264
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                          1,368,742
  Investment advisory fee                                            390,710
  Distribution fee                                                   197,283
  Transfer agent fee                                                 109,440
  Financial agent fee                                                 29,605
  Trustees' fee                                                        1,333
Accrued expenses                                                      96,663
                                                              --------------
    Total liabilities                                              2,193,776
                                                              --------------
NET ASSETS                                                    $  539,261,488
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 363,074,321
Accumulated net realized loss                                     (1,028,739)
Net unrealized appreciation                                      177,215,906
                                                              --------------
NET ASSETS                                                    $  539,261,488
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $430,883,920)               20,824,336
Net asset value per share                                             $20.69
Offering price per share $20.69/(1-5.75%)                             $21.95
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $66,488,286)                 3,522,967
Net asset value and offering price per share                          $18.87
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $41,889,282)                 2,219,720
Net asset value and offering price per share                          $18.87

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Dividends                                                     $   1,916,140
Interest                                                          1,566,281
Foreign taxes withheld                                               (8,164)
                                                              -------------
    Total investment income                                       3,474,257
                                                              -------------
EXPENSES
Investment advisory fee                                           5,747,974
Distribution fee, Class A                                         1,470,616
Distribution fee, Class B                                           978,276
Distribution fee, Class C                                           563,438
Financial agent Fee                                                 189,030
Administration                                                    1,531,730
Transfer agent                                                      325,439
Printing                                                             80,191
Registration                                                         43,054
Professional                                                         34,199
Trustees                                                             16,463
Custodian                                                             4,763
Miscellaneous                                                         5,510
                                                              -------------
    Total expenses                                               10,990,683
                                                              -------------
NET INVESTMENT LOSS                                              (7,516,426)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  75,012,569
Net realized loss on written options                               (228,253)
Net change in unrealized appreciation (depreciation) on
  investments                                                  (278,754,296)
                                                              -------------
NET LOSS ON INVESTMENTS                                        (203,969,980)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(211,486,406)
                                                              =============

                       See Notes to Financial Statements                      15

Phoenix-Engemann Focus Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended     Year Ended
                                            12/31/00       12/31/99
                                          ------------  --------------
FROM OPERATIONS
  Net investment income (loss)            $ (7,516,426)  $ (7,242,469)
  Net realized gain (loss)                  74,784,316     86,481,655
  Net change in unrealized appreciation
    (depreciation)                        (278,754,296)   184,957,338
                                          ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS             (211,486,406)   264,196,524
                                          ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (58,773,830)  (103,359,347)
  Net realized gains, Class B               (9,819,510)   (18,563,891)
  Net realized gains, Class C               (6,190,975)    (9,894,149)
  In excess of net realized gains, Class
    A                                         (808,498)    (2,793,835)
  In excess of net realized gains, Class
    B                                         (135,078)      (501,788)
  In excess of net realized gains, Class
    C                                          (85,164)      (267,443)
                                          ------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (75,813,055)  (135,380,453)
                                          ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,382,873 and 2,437,653 shares,
    respectively)                           78,173,098     77,978,236
  Net asset value of shares issued from
    reinvestment of distributions
    (2,698,104 and 2,932,699 shares,
    respectively)                           53,672,607     95,019,463
  Cost of shares repurchased (2,948,862
    and 3,126,770 shares, respectively)    (94,953,609)   (98,805,876)
                                          ------------   ------------
Total                                       36,892,096     74,191,823
                                          ------------   ------------
CLASS B
  Proceeds from sales of shares (550,835
    and 672,999 shares, respectively)       16,366,326     19,484,473
  Net asset value of shares issued from
    reinvestment of distributions
    (501,729 and 575,602 shares,
    respectively)                            9,102,560     17,377,421
  Cost of shares repurchased (964,619
    and 402,631 shares, respectively)      (28,445,807)   (11,482,014)
                                          ------------   ------------
Total                                       (2,976,921)    25,379,880
                                          ------------   ------------
CLASS C
  Proceeds from sales of shares (395,307
    and 417,135 shares, respectively)       11,616,502     12,312,851
  Net asset value of shares issued from
    reinvestment of distributions
    (313,307 and 308,840 shares,
    respectively)                            5,685,788      9,323,884
  Cost of shares repurchased (319,865
    and 251,773 shares, respectively)       (9,113,328)    (7,279,393)
                                          ------------   ------------
Total                                        8,188,962     14,357,342
                                          ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 42,104,137    113,929,045
                                          ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS   (245,195,324)   242,745,116
NET ASSETS
  Beginning of period                      784,456,812    541,711,696
                                          ------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $539,261,488   $784,456,812
                                          ============   ============

16                     See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS A
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2000             1999             1998             1997             1996
Net asset value, beginning of period             $  33.24         $  26.82         $  20.43         $  21.94         $  19.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.27)           (0.31)           (0.16)           (0.16)           (0.14)
  Net realized and unrealized gain
    (loss)                                          (9.00)           13.48             7.76             3.51             4.47
                                                 --------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT OPERATIONS              (9.27)           13.17             7.60             3.35             4.33
                                                 --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --               --               --               --
  Dividends from net realized gains                 (3.23)           (6.57)           (1.21)           (4.86)           (1.67)
  In excess of net realized gains                   (0.05)           (0.18)              --               --               --
                                                 --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                           (3.28)           (6.75)           (1.21)           (4.86)           (1.67)
                                                 --------         --------         --------         --------         --------
Change in net asset value                          (12.55)            6.42             6.39            (1.51)            2.66
                                                 --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                   $  20.69         $  33.24         $  26.82         $  20.43         $  21.94
                                                 ========         ========         ========         ========         ========
Total return(2)                                   (27.50)%          49.74%           37.41%           16.04%            22.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $430,884         $621,386         $441,146         $383,481         $426,785

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.32%            1.54%            1.58%             1.6%(3)           1.6%(3)
  Net investment income (loss)                     (0.86)%          (1.04)%          (0.72)%           (0.7)%            (0.6)%
Portfolio turnover                                    59%              56%             119%            70.6%             70.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.60% for the periods ended December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements                      17

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS B
                                                      -------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------------
                                                          2000             1999            1998            1997            1996
Net asset value, beginning of period                  $  30.97         $  25.49         $ 19.61         $ 21.40         $ 18.99
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                        (0.47)           (0.51)          (0.32)          (0.34)          (0.31)
  Net realized and unrealized gain (loss)                (8.35)           12.74            7.41            3.41            4.39
                                                      --------         --------         -------         -------         -------
      TOTAL FROM INVESTMENT OPERATIONS                   (8.82)           12.23            7.09            3.07            4.08
                                                      --------         --------         -------         -------         -------
LESS DISTRIBUTIONS
  Dividends from net investment income                      --               --              --              --              --
  Dividends from net realized gains                      (3.23)           (6.57)          (1.21)          (4.86)          (1.67)
  In excess of net realized gains                        (0.05)           (0.18)             --              --              --
                                                      --------         --------         -------         -------         -------
      TOTAL DISTRIBUTIONS                                (3.28)           (6.75)          (1.21)          (4.86)          (1.67)
                                                      --------         --------         -------         -------         -------
Change in net asset value                               (12.10)            5.48            5.88           (1.79)           2.41
                                                      --------         --------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD                        $  18.87         $  30.97         $ 25.49         $ 19.61         $ 21.40
                                                      ========         ========         =======         =======         =======
Total return(2)                                        (28.07)%          48.64%          36.38%          15.13%           21.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $66,488         $106,372         $65,986         $54,267         $49,444

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                     2.07%            2.29%           2.33%            2.4%(3)          2.3%(3)
  Net investment income (loss)                          (1.61)%          (1.78)%         (1.47)%          (1.5)%           (1.5)%
Portfolio turnover                                         59%              56%            119%           70.6%            70.1%

                                                                                      CLASS C
                                                      -----------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------------------------------------
                                                         2000            1999            1998            1997            1996
Net asset value, beginning of period                  $ 30.97         $ 25.49         $ 19.61         $ 21.40         $ 18.99
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                       (0.47)          (0.51)          (0.32)          (0.34)          (0.31)
  Net realized and unrealized gain (loss)               (8.35)          12.74            7.41            3.41            4.39
                                                      -------         -------         -------         -------         -------
      TOTAL FROM INVESTMENT OPERATIONS                  (8.82)          12.23            7.09            3.07            4.08
                                                      -------         -------         -------         -------         -------
LESS DISTRIBUTIONS
  Dividends from net investment income                     --              --              --              --              --
  Dividends from net realized gains                     (3.23)          (6.57)          (1.21)          (4.86)          (1.67)
  In excess of net realized gains                       (0.05)          (0.18)             --              --              --
                                                      -------         -------         -------         -------         -------
      TOTAL DISTRIBUTIONS                               (3.28)          (6.75)          (1.21)          (4.86)          (1.67)
                                                      -------         -------         -------         -------         -------
Change in net asset value                              (12.10)           5.48            5.88           (1.79)           2.41
                                                      -------         -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD                        $ 18.87         $ 30.97         $ 25.49         $ 19.61         $ 21.40
                                                      =======         =======         =======         =======         =======
Total return(2)                                       (28.07)%         48.64%          36.38%          15.13%           21.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $41,889         $56,699         $34,580         $29,222         $27,239

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                    2.07%           2.29%           2.33%            2.4%(3)          2.3%(3)
  Net investment income (loss)                         (1.61)%         (1.78)%         (1.47)%          (1.5)%           (1.5)%
Portfolio turnover                                        59%             56%            119%           70.6%            70.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.40% for the periods ended December 31, 1997 and 1996, respectively.

18                     See Notes to Financial Statements

PHOENIX-ENGEMANN NIFTY FIFTY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is long-term growth of capital.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR?

A: For the 12 months ended December 31, 2000, Class A shares were down 18.75%, Class B shares fell 19.34%, and Class C shares declined 19.37%. The S&P 500 Index(1) had a negative return of 9.19% for the year. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCE THIS YEAR?

A: There were two major themes capturing the stock market's attention in 2000. First was the euphoria about the "New Economy" and the implications of major technology investments by large organizations. This was tempered in the second half of the year by higher interest rates and the resulting slowdown in economic activity. Like most things in life, we think the ultimate answer will be somewhere in the middle. Yes, the economy is slowing in the near term, but many of these "New Economy" initiatives, such as the Internet and wireless communications, will ultimately be built out.

Q: WERE ANY INDUSTRY SECTORS OR INDIVIDUAL STOCKS PARTICULARLY DISAPPOINTING?

A: Obviously, technology stocks were disappointing. But outside of some near-term cyclical issues, we think the prospects for these companies remain bright. Apart from technology, the consumer cyclical issues were also weak. We think this was also a function of the Federal Reserve's policy to cool off the economy. Additionally, the fourth quarter faced a difficult comparison from 1999's Y2K buildup.

Q: WHAT IS YOUR OUTLOOK FOR 2001?

A: We like the market's chances in 2001. We have seen a major correction in equity prices, thus offering us some attractive valuations. More importantly, the Federal Reserve should be much more accommodating to economic growth, and companies will hopefully be able to take advantage of easier second-half comparisons.

                                                                JANUARY 18, 2001

(1) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Nifty Fifty Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                                             INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  10 YEARS  TO 12/31/00      DATE
                                -------  -------  --------  -----------  ------------
Class A Shares at NAV(2)        (18.75)%  17.02%    17.26%         --      12/17/90
Class A Shares at POP(3)        (23.43)   15.64     16.57          --      12/17/90
Class B Shares at NAV(2)        (19.34)   16.15        --       15.34%       1/3/94
Class B Shares with CDSC(4)     (21.98)   16.15        --       15.34        1/3/94
Class C Shares at NAV(2)        (19.37)   16.14        --       15.33        1/3/94
Class C Shares with CDSC(4)     (19.37)   16.14        --       15.33        1/3/94
S&P 500 Index(7)                 (9.19)   18.42     17.50      Note 5        Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 17.60% for Class A (since 12/17/90) and 18.37% for Class B and C (since 1/3/94), respectively.
(6) This chart illustrates POP returns on Class A shares only. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-ENGEMANN NIFTY FIFTY
             FUND CLASS A(6)         S&P 500 INDEX(7)
12/90                        $9,425           $10,000
91                          $15,800           $13,054
92                          $16,381           $14,058
93                          $16,295           $15,464
94                          $16,467           $15,669
95                          $21,112           $21,546
96                          $26,711           $26,555
97                          $31,847           $35,417
98                          $43,035           $45,602
99                          $57,011           $55,240
00                          $46,319           $50,165

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          47%
Health Care         25%
Financials          14%
Consumer Cyclicals   7%
Consumer Staples     5%
Capital Goods        1%
Utilities            1%

Phoenix-Engemann Nifty Fifty Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Pfizer, Inc.                                                   7.6%
        HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER

    2.  EMC Corp.                                                      7.0%
        MANUFACTURER OF COMPUTER STORAGE PRODUCTS

    3.  Medtronic, Inc.                                                4.7%
        MANUFACTURES CARDIAC AND MEDICAL SERVICES PRODUCTS

    4.  Cisco Systems, Inc.                                            4.6%
        COMPUTER NETWORK PRODUCER

    5.  BEA Systems, Inc.                                              4.6%
        DESIGNS COMPUTER SOFTWARE
    6.  Stilwell Financial, Inc.                                       4.3%
        A HOLDING COMPANY FOR THE GROUP OF BUSINESSES AND INVESTMENTS THAT
        COMPRISE THE FINANCIAL SERVICES OF KCSI
    7.  Texas Instruments, Inc.                                        4.2%
        MANUFACTURES SEMICONDUCTOR AND ELECTRICAL EQUIPMENT
    8.  Genentech, Inc.                                                4.1%
        HEALTH-CARE SUPPLIER, SPECIALIZING IN GENE-SPLICING
    9.  American Express Co.                                           3.7%
        TRAVEL AND INVESTMENT SERVICES COMPANY
   10.  Pharmacia Corp.                                                3.5%
        PHARMACEUTICAL AND HEALTH-CARE PRODUCTS PRODUCER

                        INVESTMENTS AT DECEMBER 31, 2000

                                           SHARES      VALUE
                                          --------  ------------
COMMON STOCKS--96.4%
BIOTECHNOLOGY--0.6%
Immunex Corp.(b)....................       66,315   $  2,694,047
BROADCASTING (TELEVISION, RADIO & CABLE)--1.4%
Univision Communications, Inc. Class
A(b)................................      140,000      5,731,250
COMMUNICATIONS EQUIPMENT--4.8%
CIENA Corp.(b)......................       33,000      2,681,250
Corning, Inc........................      117,750      6,218,672
JDS Uniphase Corp.(b)...............      131,000      5,461,062
Tellabs, Inc.(b)....................      100,000      5,650,000
                                                    ------------
                                                      20,010,984
                                                    ------------

COMPUTERS (HARDWARE)--3.8%
Brocade Communications Systems,
Inc.(b).............................       50,620      4,647,549
Palm, Inc.(b).......................       90,000      2,548,125
Sun Microsystems, Inc.(b)...........      306,000      8,529,750
                                                    ------------
                                                      15,725,424
                                                    ------------

COMPUTERS (NETWORKING)--4.6%
Cisco Systems, Inc.(b)..............      506,748     19,383,111

COMPUTERS (PERIPHERALS)--7.0%
EMC Corp.(b)........................      441,000     29,326,500

COMPUTERS (SOFTWARE & SERVICES)--12.1%
America Online, Inc.(b).............      185,000      6,438,000
BEA Systems, Inc.(b)................      285,000     19,184,062

                                           SHARES      VALUE
                                          --------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
eBay, Inc.(b).......................       36,000   $  1,188,000
i2 Technologies, Inc.(b)............       32,000      1,740,000
Oracle Corp.(b).....................      300,000      8,718,750
Siebel Systems, Inc.(b).............      130,000      8,791,250
VERITAS Software Corp.(b)...........       52,500      4,593,750
                                                    ------------
                                                      50,653,812
                                                    ------------

ELECTRONICS (SEMICONDUCTORS)--10.6%
Analog Devices, Inc.(b).............       32,000      1,638,000
Applied Micro Circuits Corp.(b).....       58,000      4,352,719
Intel Corp..........................      352,000     10,582,000
Maxim Integrated Products,
Inc.(b).............................      103,000      4,924,687
PMC-Sierra, Inc.(b).................       26,550      2,087,494
Texas Instruments, Inc..............      368,000     17,434,000
Xilinx, Inc.(b).....................       75,000      3,459,375
                                                    ------------
                                                      44,478,275
                                                    ------------

ENTERTAINMENT--1.5%
Viacom, Inc. Class B(b).............       53,000      2,477,750
Walt Disney Co. (The)...............      135,000      3,906,563
                                                    ------------
                                                       6,384,313
                                                    ------------

EQUIPMENT (SEMICONDUCTORS)--2.3%
KLA-Tencor Corp.(b).................      288,000      9,702,000

FINANCIAL (DIVERSIFIED)--7.3%
American Express Co.................      284,000     15,602,250

                       See Notes to Financial Statements                      21

Phoenix-Engemann Nifty Fifty Fund

                                           SHARES      VALUE
                                          --------  ------------
FINANCIAL (DIVERSIFIED)--CONTINUED
Citigroup, Inc......................      203,000   $ 10,365,687
Morgan Stanley Dean Witter & Co.....       56,000      4,438,000
                                                    ------------
                                                      30,405,937
                                                    ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--17.0%
Genentech, Inc.(b)..................      210,000     17,115,000
Merck & Co., Inc....................       75,600      7,078,050
Pfizer, Inc.........................      694,600     31,951,600
Pharmacia Corp......................      243,070     14,827,270
                                                    ------------
                                                      70,971,920
                                                    ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--6.8%
Guidant Corp.(b)....................      167,000      9,007,563
Medtronic, Inc......................      322,600     19,476,975
                                                    ------------
                                                      28,484,538
                                                    ------------
INVESTMENT BANKING/BROKERAGE--2.4%
Merrill Lynch & Co., Inc............       82,000      5,591,375
Schwab (Charles) Corp. (The)........      158,000      4,483,250
                                                    ------------
                                                      10,074,625
                                                    ------------
INVESTMENT MANAGEMENT--4.3%
Stilwell Financial, Inc.............      458,000     18,062,375
NATURAL GAS--0.8%
Enron Corp..........................       39,000      3,241,875

RESTAURANTS--1.6%
Starbucks Corp.(b)..................      155,000      6,858,750
RETAIL (BUILDING SUPPLIES)--2.4%
Home Depot, Inc. (The)..............      223,500     10,211,156

                                           SHARES      VALUE
                                          --------  ------------

RETAIL (COMPUTERS & ELECTRONICS)--0.9%
RadioShack Corp.....................       90,000   $  3,853,125

RETAIL (GENERAL MERCHANDISE)--2.5%
Wal-Mart Stores, Inc................      195,000     10,359,375

RETAIL (SPECIALTY)--1.5%
Bed Bath & Beyond, Inc.(b)..........      276,100      6,177,738

SERVICES (DATA PROCESSING)--0.2%
Automatic Data Processing, Inc......       10,000        633,125
- ----------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $288,704,941)                       403,424,255
- ----------------------------------------------------------------

FOREIGN COMMON STOCKS--2.2%

COMMUNICATIONS EQUIPMENT--1.3%
Nortel Networks Corp. (Canada)......      170,000      5,450,625
TyCom Ltd. (Bermuda)(b).............        7,000        156,625
                                                    ------------
                                                       5,607,250
                                                    ------------

ELECTRICAL EQUIPMENT--0.9%
Flextronics International Ltd.
(Singapore)(b)......................      130,000      3,705,000
- ----------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $16,953,339)                          9,312,250
- ----------------------------------------------------------------

TOTAL INVESTMENTS--98.6%
(IDENTIFIED COST $305,658,280)         412,736,505(a)
Other assets and liabilities,
net--1.4%                                6,055,865
                                      ------------
NET ASSETS--100.0%                    $418,792,370
                                      ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $155,524,780 and gross depreciation of $48,547,401 for federal income tax purposes. At
     December 31, 2000, the aggregate cost of securities for federal income tax purposes was $305,759,126.
(b)  Non-income producing.

22                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $305,658,280)                              $  412,736,505
Cash                                                               7,105,905
Receivables
  Fund shares sold                                                   730,198
  Dividends and interest                                             108,504
                                                              --------------
    Total assets                                                 420,681,112
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                          1,159,623
  Investment advisory fee                                            300,699
  Distribution fee                                                   199,194
  Transfer agent fee                                                 102,313
  Financial agent fee                                                 26,029
  Trustees' fee                                                        1,333
Accrued expenses                                                      99,551
                                                              --------------
    Total liabilities                                              1,888,742
                                                              --------------
NET ASSETS                                                    $  418,792,370
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  312,338,648
Accumulated net realized loss                                       (624,503)
Net unrealized appreciation                                      107,078,225
                                                              --------------
NET ASSETS                                                    $  418,792,370
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $258,962,037)                8,326,452
Net asset value per share                                             $31.10
Offering price per share $31.10/(1-5.75%)                             $33.00
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $104,963,587)                3,640,489
Net asset value and offering price per share                          $28.83
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $54,866,746)                 1,903,589
Net asset value and offering price per share                          $28.82

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Dividends                                                     $    1,348,369
Interest                                                             836,032
Foreign taxes withheld                                               (10,140)
                                                              --------------
    Total investment income                                        2,174,261
                                                              --------------
EXPENSES
Investment advisory fee                                            4,220,556
Distribution fee, Class A                                            792,868
Distribution fee, Class B                                          1,354,073
Distribution fee, Class C                                            728,437
Financial agent fee                                                  166,140
Administration                                                     1,157,015
Transfer agent                                                       301,899
Printing                                                              78,625
Registration                                                          42,098
Professional                                                          26,513
Trustees                                                              17,396
Custodian                                                              5,054
Miscellaneous                                                          5,097
                                                              --------------
    Total expenses                                                 8,895,771
                                                              --------------
NET INVESTMENT LOSS                                               (6,721,510)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   70,346,914
Net change in unrealized appreciation (depreciation) on
  investments                                                   (165,108,765)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (94,761,851)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (101,483,361)
                                                              ==============

                       See Notes to Financial Statements                      23

Phoenix-Engemann Nifty Fifty Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/00      12/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (6,721,510) $ (5,531,589)
  Net realized gain (loss)                  70,346,914    40,441,424
  Net change in unrealized appreciation
    (depreciation)                        (165,108,765)   93,107,575
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS             (101,483,361)  128,017,410
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (40,915,574)  (32,506,365)
  Net realized gains, Class B              (17,830,841)  (14,737,596)
  Net realized gains, Class C               (9,338,498)   (7,456,863)
  In excess of net realized gains,
    Class A                                   (927,807)           --
  In excess of net realized gains,
    Class B                                   (404,334)           --
  In excess of net realized gains,
    Class C                                   (211,761)           --
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (69,628,815)  (54,700,824)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,161,063 and 1,492,778 shares,
    respectively)                           52,701,168    63,251,908
  Net asset value of shares issued from
    reinvestment of distributions
    (1,313,488 and 650,922 shares,
    respectively)                           38,130,506    29,512,798
  Cost of shares repurchased (1,108,185
    and 1,241,476 shares, respectively)    (50,306,418)  (53,099,694)
                                          ------------  ------------
Total                                       40,525,256    39,665,012
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (507,150
    and 634,388 shares, respectively)       21,926,814    25,899,845
  Net asset value of shares issued from
    reinvestment of distributions
    (603,206 and 300,215 shares,
    respectively)                           16,238,458    12,885,223
  Cost of shares repurchased (643,244
    and 367,722 shares, respectively)      (27,498,313)  (15,038,011)
                                          ------------  ------------
Total                                       10,666,959    23,747,057
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (392,743
    and 398,511 shares, respectively)       16,721,786    16,321,818
  Net asset value of shares issued from
    reinvestment of distributions
    (314,934 and 154,070 shares,
    respectively)                            8,474,898     6,611,132
  Cost of shares repurchased (426,664
    and 230,854 shares, respectively)      (17,283,594)   (9,311,630)
                                          ------------  ------------
Total                                        7,913,090    13,621,320
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 59,105,305    77,033,389
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS   (112,006,871)  150,349,975
NET ASSETS
  Beginning of period                      530,799,241   380,449,266
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME
    (LOSS) OF $0 AND $0, RESPECTIVELY]    $418,792,370  $530,799,241
                                          ============  ============

24                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                            --------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31
                                            --------------------------------------------------------------------
                                                2000           1999           1998           1997           1996
Net asset value, beginning of period        $  46.16       $  38.80       $  29.21       $  26.50       $  22.18
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)              (0.44)         (0.41)         (0.20)         (0.20)         (0.12)
  Net realized and unrealized gain (loss)      (8.64)         12.92          10.45           5.23           6.00
                                            --------       --------       --------       --------       --------
      TOTAL FROM INVESTMENT OPERATIONS         (9.08)         12.51          10.25           5.03           5.88
                                            --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income            --             --             --             --             --
  Dividends from net realized gains            (5.85)         (5.15)         (0.66)         (2.32)         (1.56)
  In excess of net realized gains              (0.13)            --             --             --             --
                                            --------       --------       --------       --------       --------
      TOTAL DISTRIBUTIONS                      (5.98)         (5.15)         (0.66)         (2.32)         (1.56)
                                            --------       --------       --------       --------       --------
Change in net asset value                     (15.06)          7.36           9.59           2.71           4.32
                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD              $  31.10       $  46.16       $  38.80       $  29.21       $  26.50
                                            ========       ========       ========       ========       ========
Total return(2)                              (18.75)%        32.47%         35.13%         19.23%          26.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $258,962       $321,299       $235,065       $176,378       $145,469

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.40%          1.58%          1.60%           1.6%(3)         1.7%(3)
  Net investment income (loss)                (0.98)%        (0.97)%        (0.61)%         (0.7)%          (0.4)%
Portfolio turnover                               88%            43%            92%          68.8%           41.9%

         (1)            Computed using average shares outstanding.
         (2)            Maximum sales load is not reflected in the total return
                        calculation.
         (3)            If the administrator had not waived fees and reimbursed
                        expenses, the ratio of operating expenses to average net
                        assets would have been 1.60% and 1.80% for the periods ended
                        December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements                      25

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS B
                                            --------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31
                                            --------------------------------------------------------------------
                                                2000           1999           1998           1997           1996
Net asset value, beginning of period        $  43.68       $  37.21       $  28.24       $  25.88       $  21.85
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)              (0.74)         (0.70)         (0.43)         (0.42)         (0.30)
  Net realized and unrealized gain (loss)      (8.13)         12.32          10.06           5.10           5.89
                                            --------       --------       --------       --------       --------
      TOTAL FROM INVESTMENT OPERATIONS         (8.87)         11.62           9.63           4.68           5.59
                                            --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income            --             --             --             --             --
  Dividends from net realized gains            (5.85)         (5.15)         (0.66)         (2.32)         (1.56)
  In excess of net realized gains              (0.13)            --             --             --             --
                                            --------       --------       --------       --------       --------
      TOTAL DISTRIBUTIONS                      (5.98)         (5.15)         (0.66)         (2.32)         (1.56)
                                            --------       --------       --------       --------       --------
Change in net asset value                     (14.85)          6.47           8.97           2.36           4.03
                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD              $  28.83       $  43.68       $  37.21       $  28.24       $  25.88
                                            ========       ========       ========       ========       ========
Total return(2)                              (19.34)%        31.47%         34.14%         18.33%          25.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $104,964       $138,626        $96,983        $68,051        $47,143

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.15%          2.33%          2.35%           2.4%(3)         2.5%(3)
  Net investment income (loss)                (1.73)%        (1.72)%        (1.35)%         (1.4)%          (1.2)%
Portfolio turnover                               88%            43%            92%          68.8%           41.9%

                                                                          CLASS C
                                            --------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31
                                            --------------------------------------------------------------------
                                                2000           1999           1998           1997           1996
Net asset value, beginning of period        $  43.68       $  37.21       $  28.24       $  25.88       $  21.85
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)              (0.74)         (0.70)         (0.43)         (0.42)         (0.30)
  Net realized and unrealized gain (loss)      (8.14)         12.32          10.06           5.10           5.89
                                            --------       --------       --------       --------       --------
      TOTAL FROM INVESTMENT OPERATIONS         (8.88)         11.62           9.63           4.68           5.59
                                            --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income            --             --             --             --             --
  Dividends from net realized gains            (5.85)         (5.15)         (0.66)         (2.32)         (1.56)
  In excess of net realized gains              (0.13)            --             --             --             --
                                            --------       --------       --------       --------       --------
      TOTAL DISTRIBUTIONS                      (5.98)         (5.15)         (0.66)         (2.32)         (1.56)
                                            --------       --------       --------       --------       --------
Change in net asset value                     (14.86)          6.47           8.97           2.36           4.03
                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD              $  28.82       $  43.68       $  37.21       $  28.24       $  25.88
                                            ========       ========       ========       ========       ========
Total return(2)                              (19.37)%        31.47%         34.14%         18.33%          25.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $54,867        $70,875        $48,401        $39,773        $26,092

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.15%          2.33%          2.35%           2.4%(3)         2.5%(3)
  Net investment income (loss)                (1.73)%        (1.72)%        (1.35)%         (1.4)%          (1.2)%
Portfolio turnover                               88%            43%            92%          68.8%           41.9%

         (1)            Computed using average shares outstanding.
         (2)            Maximum sales load is not reflected in the total return
                        calculation.
         (3)            If the administrator had not waived fees and reimbursed
                        expenses, the ratio of operating expenses to average net
                        assets would have been 2.40% and 2.50% for the periods ended
                        December 31, 1997 and 1996, respectively.

26                     See Notes to Financial Statements

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term growth of capital. Investors should note that the Fund may invest in small-company stocks, which involves added risks, such as greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR?

A: For the 12 months ended December 31, 2000, Class A shares were down 14.60%, Class B shares fell 15.24% and Class C shares declined 15.25%. For the same period, the S&P 500 Index(1) had a negative return of 9.19%, the Russell 2000 Growth Index(2) declined 22.43% and the Russell 2000 Index(3) was down 3.02%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: HOW WOULD YOU CHARACTERIZE THE SMALL-CAP MARKETS THIS YEAR?

A: Volatile and challenging to say the least. As we reflect upon the past year, there are several thoughts that emerge. First, 1999 was an exceptional year. Along with outstanding performance, excess was created as capital became inexpensive and too many unsound business concepts were funded. Much of this excess was unwound in 2000, with very painful results for growth investors. Second, the adage "don't fight the Fed" finally came true. With the Federal Reserve raising interest in late 1999 and continuing to for most of the year, it was only a matter of time before they successfully slowed the economy. These two themes created tremendous volatility and in some cases losses for investors.

Q: HOW DID THIS ENVIRONMENT AFFECT PERFORMANCE?

A: The Phoenix-Engemann Small & Mid-Cap Growth Fund was down 14.6% for the year. When viewed in isolation, this does not appear all that attractive. When you consider our 1999 return, the near 40% decline for Nasdaq(4) and the -22% return for our benchmark, the Russell 2000 Growth Index, we are somewhat comforted.

Q: TELL US ABOUT SOME OF YOUR WINNERS AND LOSERS.

A: Given the challenging environment, we remained focused on what we believed were the best long-term growth businesses. We were fortunate that our two largest positions, Applied Micro Circuits and BEA Systems, despite being technology-related companies, significantly outperformed the Nasdaq. In addition, several of our holdings were acquired by larger companies, including Ortel, MMC Networks, and SDLI, which benefited performance.

    In terms of poor performers, we had quite a few; however, in most cases the positions were relatively small. One area in which we had several investments that did not work out was the semiconductor capital equipment group. As the Federal Reserve began to raise rates, this was one of the first areas to see a slowdown. Two companies in this area that performed poorly were Advanced Energy Systems and PRI Automation.

                                                                     (continued)

(1) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.
(2) THE RUSSELL 2000 GROWTH INDEX MEASURES SMALL-CAP GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.
(3) THE RUSSELL 2000 INDEX MEASURES SMALL-CAP STOCK TOTAL-RETURN PERFORMANCE.
(4) THE NASDAQ MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR OUTLOOK FOR 2001?

A: We are every excited about the upcoming year as many of the pressures that existed in 2000 are reversing. First, with clear evidence that the economy is slowing, the Federal Reserve, in a surprise move early in January of this year, lowered interest rates by one half of one percent. This should set the stage for continued rate cuts throughout the year, in our opinion. In addition, stocks are a lot cheaper than they were at the beginning of 2000. Moreover, we believe inflation remains very much under control. And finally, we believe we own a portfolio of companies that have very good growth prospects.

                                                                JANUARY 31, 2001

Phoenix-Engemann Small & Mid-Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                                   INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  TO 12/31/00      DATE
                                -------  -------  -----------  ------------
Class A Shares at NAV(2)        (14.60)%  28.25%      30.55%     10/10/94
Class A Shares at POP(3)        (19.51)   26.74       29.32      10/10/94
Class B Shares at NAV(2)        (15.24)      --       23.76       9/18/96
Class B Shares with CDSC(4)     (18.63)      --       23.52       9/18/96
Class C Shares at NAV(2)        (15.25)      --       21.46       10/8/96
Class C Shares with CDSC(4)     (15.25)      --       21.46       10/8/96
Russell 2000 Index(8)            (3.02)   10.31      Note 5        Note 5
Russell 2000 Growth Index(9)    (22.43)    7.14      Note 6        Note 6

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5)  Index performance is 12.42% for Class A (since 10/10/94), 9.88% for
     Class B (since 9/18/96) and 9.55% for Class C (since 10/8/96), respectively.
(6)  Index performance is 10.43% for Class A (since 10/10/94), 6.31% for
     Class B (since 9/18/96) and 5.92% for Class C (since 10/8/96), respectively.
(7) This chart illustrates POP returns on Class A shares only. Returns on Class B and Class C shares will vary due to differing sales charges.
(8) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization stocks. The Index's performance does not reflect sales charges.
(9) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
                   FUND CLASS A(7)              RUSSELL 2000 GROWTH INDEX(9)  RUSSELL 2000 INDEX(8)

10/94                                   $9,425                       $10,000                $10,000

94                                     $11,376                       $10,021                 $9,877

95                                     $14,297                       $13,132                $12,686

96                                     $21,784                       $14,611                $14,778

97                                     $27,537                       $16,502                $18,083

98                                     $31,473                       $16,706                $17,622

99                                     $58,097                       $23,905                $21,368

00                                     $49,614                       $18,543                $20,723

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/10/94 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          45%

Health Care         17%

Financials          11%

Consumer Cyclicals  10%

Energy               7%

Consumer Staples     6%

Capital Goods        2%

Other                2%

Phoenix-Engemann Small & Mid-Cap Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1.  Applied Micro Circuits Corp.         6.1%
     MANUFACTURES INTEGRATED CIRCUITS

 2.  BEA Systems, Inc.                    4.5%
     DESIGNS COMPUTER SOFTWARE

 3.  Whole Foods Market, Inc.             3.1%
     NATURAL FOOD SUPERMARKET CHAIN

 4.  Metris Cos., Inc.                    2.7%
     MARKETS CONSUMER CREDIT PRODUCTS

 5.  NYFIX, Inc.                          2.5%
     A DEVELOPER AND MARKETER OF ADVANCED
     ELECTRONIC TRADING SYSTEMS
 6.  Cost Plus, Inc.                      2.2%
     DISCOUNT SPECIALTY RETAILER
 7.  Peregrine Systems, Inc.              1.9%
     COMPUTER SOFTWARE DEVELOPER
 8.  Stilwell Financial, Inc.             1.8%
     A HOLDING COMPANY FOR THE GROUP OF
     BUSINESSES AND INVESTMENTS THAT COMPRISE
     THE FINANCIAL SERVICES OF KCSI
 9.  Corporate Executive Board Co. (The)  1.8%
     MANAGEMENT SERVICES PROVIDER
10.  IDEC Pharmaceuticals Corp.           1.7%
     DEVELOPS IMMUNE SYSTEM PHARMACEUTICALS

                        INVESTMENTS AT DECEMBER 31, 2000

                                               SHARES       VALUE
                                              --------   ------------
COMMON STOCKS--83.6%
AIR FREIGHT--0.4%
Expeditors International of Washington,
Inc.....................................       30,000    $  1,610,625
BANKS (REGIONAL)--1.0%
Investors Financial Services Corp.......       48,000       4,128,000
BIOTECHNOLOGY--6.5%
Aviron(b)...............................      100,000       6,681,250
COR Therapeutics, Inc.(b)...............       94,000       3,307,625
Corixa Corp.(b).........................       30,090         838,759
Enzon, Inc.(b)..........................       20,500       1,272,281
IDEC Pharmaceuticals Corp.(b)...........       36,800       6,975,900
Myriad Genetics, Inc.(b)................       40,000       3,310,000
NPS Pharmaceuticals, Inc.(b)............       64,900       3,115,200
Pharmacyclics, Inc.(b)..................       20,000         685,000
                                                         ------------
                                                           26,186,015
                                                         ------------
COMMUNICATIONS EQUIPMENT--1.3%
Efficient Networks, Inc.(b).............      131,000       1,866,750
McData Corp. Class B(b).................       39,750       2,176,312
Metawave Communications Corp.(b)........      104,500         953,562
Vina Technologies, Inc.(b)..............      119,250         387,562
                                                         ------------
                                                            5,384,186
                                                         ------------
COMPUTERS (HARDWARE)--0.3%
Cosine Communications, Inc.(b)..........       28,825         399,947
JNI Corp.(b)............................       43,790         993,486
                                                         ------------
                                                            1,393,433
                                                         ------------
COMPUTERS (PERIPHERALS)--2.5%
NYFIX, Inc.(b)..........................      418,900      10,132,144

                                               SHARES       VALUE
                                              --------   ------------
COMPUTERS (SOFTWARE & SERVICES)--16.0%
Agile Software Corp.(b).................       80,600    $  3,979,625
Aspsecure.com Corp.(b)(c)...............      120,000         390,000
BEA Systems, Inc.(b)....................      270,000      18,174,375
C-bridge Internet Solutions, Inc.(b)....      100,000         390,625
Commerce One, Inc.(b)...................       90,000       2,278,125
Extensity, Inc.(b)......................       57,000         342,891
Intertrust Technologies Corp.(b)........       76,000         256,500
Interwoven, Inc.(b).....................      100,000       6,593,750
Keynote Systems, Inc.(b)................       56,000         794,500
LivePerson, Inc.(b).....................      187,220         198,921
Manugistics Group, Inc.(b)..............       45,000       2,565,000
NetIQ Corp.(b)..........................       54,000       4,718,250
OPNET Technologies, Inc.(b).............       67,750       1,020,484
Peregrine Systems, Inc.(b)..............      400,000       7,900,000
Predictive Systems, Inc.(b).............       75,000         536,719
PurchasePro.com, Inc.(b)................      230,000       4,025,000
Retek, Inc.(b)..........................       58,000       1,413,750
SeeBeyond Technology Corp.(b)...........      150,000       1,537,500
SilverStream Software, Inc.(b)..........      125,000       2,578,125
StorageNetworks, Inc.(b)................       26,000         645,125
Ulticom, Inc.(b)........................      113,975       3,882,273
Vastera, Inc.(b)........................       58,300         932,800
                                                         ------------
                                                           65,154,338
                                                         ------------
CONSUMER FINANCE--2.7%
Metris Cos., Inc........................      415,000      10,919,687
ELECTRIC COMPANIES--1.3%
TNPC, Inc.(b)...........................      413,460       4,057,076
UtiliCorp United, Inc...................       39,400       1,221,400
                                                         ------------
                                                            5,278,476
                                                         ------------

30                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                               SHARES       VALUE
                                              --------   ------------
ELECTRICAL EQUIPMENT--0.7%
Active Power, Inc.(b)...................       70,125    $  1,538,367
PECO II, Inc.(b)........................       54,715       1,415,751
                                                         ------------
                                                            2,954,118
                                                         ------------
ELECTRONICS (DEFENSE)--0.9%
Aeroflex, Inc.(b).......................      124,000       3,574,687
ELECTRONICS (INSTRUMENTATION)--3.2%
Aurora Biosciences Corp.(b).............       34,000       1,068,875
Bruker Daltonics, Inc.(b)...............       97,500       2,297,344
Caliper Technologies Corp.(b)...........        5,000         235,000
Caliper Technologies Corp.(b)(c)........       45,780       2,151,660
Ciphergen Biosystems, Inc.(b)...........       46,850         620,762
Computer Access Technology Corp.(b).....       61,600         631,400
Illumina, Inc.(b).......................       53,000         851,312
Rudolph Technologies, Inc.(b)...........      166,000       5,011,125
                                                         ------------
                                                           12,867,478
                                                         ------------
ELECTRONICS (SEMICONDUCTORS)--11.4%
Applied Micro Circuits Corp.(b).........      332,850      24,979,352
Elantec Semiconductor, Inc.(b)..........       56,410       1,565,377
MIPS Technologies, Inc. Class A(b)......      111,000       2,962,312
Micrel, Inc.(b).........................      152,000       5,120,500
Oplink Communications, Inc.(b)..........       34,025         614,577
Quicklogic Corp.(b).....................      325,000       2,254,687
Silicon Storage Technology, Inc.(b).....      120,000       1,417,500
Stanford Microdevices, Inc.(b)..........       18,750         675,000
TriQuint Semiconductor, Inc.(b).........      130,000       5,679,375
Virata Corp.(b).........................       97,000       1,054,875
                                                         ------------
                                                           46,323,555
                                                         ------------
ENGINEERING & CONSTRUCTION--0.7%
SBA Communications Corp.(b).............       73,000       2,997,562
EQUIPMENT (SEMICONDUCTORS)--0.6%
Cymer, Inc.(b)..........................       90,000       2,316,094
FINANCIAL (DIVERSIFIED)--1.4%
Federal Agricultural Mortgage Corp.
Class C(b)..............................      179,000       4,184,125
Pinnacle Holdings, Inc.(b)..............      173,000       1,567,812
                                                         ------------
                                                            5,751,937
                                                         ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.9%
ImmunoGen, Inc.(b)......................       57,400       1,230,513
Inhale Therapeutic Systems, Inc.(b).....       69,000       3,484,500
Ista Pharmaceuticals, Inc.(b)...........       67,150         755,438
Medicines Co. (The)(b)..................      147,000       3,013,500
PRAECIS Pharmaceuticals, Inc.(b)........      127,000       3,714,750
Tanox, Inc.(b)..........................       92,810       3,636,992
                                                         ------------
                                                           15,835,693
                                                         ------------

                                               SHARES       VALUE
                                              --------   ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.4%
AeroGen, Inc.(b)........................       57,000    $    605,625
Affymetrix, Inc.(b).....................       76,200       5,672,138
ArthroCare Corp.(b).....................      192,000       3,744,000
MiniMed, Inc.(b)........................       54,000       2,269,688
STAAR Surgical Co.(b)(c)................       95,915       1,342,810
                                                         ------------
                                                           13,634,261
                                                         ------------
HEALTH CARE (SPECIALIZED SERVICES)--1.7%
Arena Pharmaceuticals, Inc.(b)..........       83,000       1,286,500
CuraGen Corp.(b)........................       70,500       1,925,531
Omnicare, Inc...........................      176,000       3,806,000
                                                         ------------
                                                            7,018,031
                                                         ------------
INVESTMENT MANAGEMENT--3.6%
Gabelli Asset Management, Inc. Class
A(b)....................................      110,000       3,650,625
Stewart (W.P) & Co. Ltd(b)..............      136,770       3,556,020
Stilwell Financial, Inc.................      190,000       7,493,125
                                                         ------------
                                                           14,699,770
                                                         ------------
LEISURE TIME (PRODUCTS)--0.2%
Meade Instruments Corp.(b)..............      114,200         749,438
OIL & GAS (DRILLING & EQUIPMENT)--0.5%
Grey Wolf, Inc.(b)......................      356,000       2,091,500
OIL & GAS (EXPLORATION & PRODUCTION)--4.0%
Barrett Resources Corp.(b)..............       79,000       4,488,188
Forest Oil Corp.(b).....................       79,500       2,931,563
Houston Exploration Co. (The)(b)........      104,000       3,965,000
Louis Dreyfus Natural Gas Corp.(b)......      110,000       5,039,375
                                                         ------------
                                                           16,424,126
                                                         ------------
PUBLISHING--0.9%
Scholastic Corp.(b).....................       39,000       3,456,375
RESTAURANTS--1.7%
California Pizza Kitchen, Inc.(b).......       41,500       1,172,375
Cheesecake Factory, Inc. (The)(b).......      150,000       5,756,250
                                                         ------------
                                                            6,928,625
                                                         ------------
RETAIL (BUILDING SUPPLIES)--0.8%
Fastenal Co.............................       58,000       3,182,750
RETAIL (COMPUTERS & ELECTRONICS)--0.1%
Good Guys, Inc. (The)(b)................      185,000         555,000
RETAIL (FOOD CHAINS)--3.3%
Smart & Final, Inc.(b)..................       96,499         820,242
Whole Foods Market, Inc.(b).............      205,000      12,530,625
                                                         ------------
                                                           13,350,867
                                                         ------------

                       See Notes to Financial Statements                      31

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                               SHARES       VALUE
                                              --------   ------------
RETAIL (SPECIALTY)--2.2%
Cost Plus, Inc.(b)......................      306,000    $  8,988,750
RETAIL (SPECIALTY-APPAREL)--0.8%
Children's Place Retail Stores, Inc.
(The)(b)................................      152,000       3,078,000
SERVICES (COMMERCIAL & CONSUMER)--4.5%
Corporate Executive Board Co.
(The)(b)................................      180,000       7,157,813
Edison Schools, Inc.(b).................      118,250       3,724,875
Energy Exploration Technologies,
Inc.(b).................................      224,500       1,347,000
FreeMarkets, Inc.(b)....................      101,000       1,919,000
NCO Group, Inc.(b)......................      106,000       3,219,750
Rent-Way, Inc.(b).......................       50,000         221,875
Universal Access, Inc.(b)...............       68,700         549,600
                                                         ------------
                                                           18,139,913
                                                         ------------
SERVICES (COMPUTER SYSTEMS)--0.1%
Sapient Corp.(b)........................       22,300         266,206
SERVICES (FACILITIES & ENVIRONMENTAL)--0.5%
Tetra Tech, Inc.(b).....................       69,000       2,199,375
TELECOMMUNICATIONS (LONG DISTANCE)--0.5%
Winstar Communications, Inc.(b).........      181,000       2,115,438
- ---------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $291,848,125)                            339,686,453
- ---------------------------------------------------------------------
FOREIGN COMMON STOCKS--5.6%
COMMUNICATIONS EQUIPMENT--1.0%
Research in Motion Ltd. (Canada)(b).....       50,000       4,000,000
COMPUTERS (SOFTWARE & SERVICES)--1.7%
IONA Technologies PLC ADR
(Ireland)(b)............................       47,000       3,149,000
Precise Software Solutions Ltd.
(Israel)(b).............................      157,015       3,886,121
                                                         ------------
                                                            7,035,121
                                                         ------------
ELECTRONICS (INSTRUMENTATION)--0.2%
Exfo Electro-Optical Engineering, Inc.
(Canada)(b).............................       23,400         611,325
ELECTRONICS (SEMICONDUCTORS)--0.6%
C-MAC Industries, Inc. (Canada)(b)......       53,000       2,351,875
INSURANCE (LIFE/HEALTH)--0.8%
London Pacific Group Ltd. ADR (United
Kingdom)................................      412,000       3,115,750

                                               SHARES       VALUE
                                              --------   ------------
OFFICE EQUIPMENT & SUPPLIES--0.1%
Trintech Group PLC ADR (Ireland)(b).....       40,000    $    440,000
OIL & GAS (DRILLING & EQUIPMENT)--0.5%
Precision Drilling Corp. (Canada)(b)....       56,000       2,103,500
OIL & GAS (EXPLORATION & PRODUCTION)--0.7%
Encal Energy Ltd. (Canada)(b)...........      430,000       3,048,915
- ---------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $21,622,125)                              22,706,486
- ---------------------------------------------------------------------
PREFERRED STOCKS--0.4%
COMMUNICATIONS EQUIPMENT--0.2%
Metro Optix, Inc. Series B Pfd.(b)(c)...       91,918         909,988
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
Micro Photonix Series C Pfd.(b)(c)......      123,510         780,003
- ---------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $1,689,988)                                1,689,991
- ---------------------------------------------------------------------

                                 STANDARD
                                 & POOR'S       PAR
                                  RATING       VALUE
                                (Unaudited)    (000)
                                -----------   --------
CONVERTIBLE BONDS--0.3%
COMMUNICATIONS EQUIPMENT--0.3%
Cyras Systems, Inc. 144A
4.50%, 8/15/05(d).............      NR        $   663         785,655

Kestrel Solutions, Inc. 144A
5.50%, 7/15/05(d).............      NR            520         482,950
- ---------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $1,183,000)                                1,268,605
- ---------------------------------------------------------------------

TOTAL INVESTMENTS--89.9%
(IDENTIFIED COST $316,343,238)                                   365,351,535(a)
Other assets and liabilities, net--10.1%                          40,967,357
                                                                ------------
NET ASSETS--100.0%                                              $406,318,892
                                                                ============

(a)                     Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $113,613,880 and gross depreciation of $64,949,275 for
                        federal income tax purposes. At December 31, 2000, the
                        aggregate cost of securities for federal income tax purposes was $316,686,930.
(b)                     Non-income producing.
(c)                     Private placement. Security valued at fair value as
                        detrmined in good faith by or under the direction of the
                        Trustees.
(d)                     Security exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to a value of $1,268,605 or 0.3% of net assets.

32                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $316,343,238)                              $  365,351,535
Cash                                                              53,750,372
Receivables
  Investment securities sold                                       1,371,096
  Fund shares sold                                                 3,307,035
  Interest and dividends                                             304,027
                                                              --------------
    Total assets                                                 424,084,065
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 13,847,000
  Fund shares repurchased                                          3,272,129
  Investment advisory fee                                            307,342
  Distribution fee                                                   193,214
  Transfer agent fee                                                  40,494
  Financial agent fee                                                 24,593
  Trustees' fee                                                        1,334
Accrued expenses                                                      79,067
                                                              --------------
    Total liabilities                                             17,765,173
                                                              --------------
NET ASSETS                                                    $  406,318,892
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  362,917,594
Accumulated net realized loss                                     (5,606,999)
Net unrealized appreciation                                       49,008,297
                                                              --------------
NET ASSETS                                                    $  406,318,892
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $231,453,202)                6,097,356
Net asset value per share                                             $37.96
Offering price per share 37.96/(1-5.75%)                              $40.28
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $99,059,526)                 2,697,730
Net asset value and offering price per share                          $36.72
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $75,806,164)                 2,065,916
Net asset value and offering price per share                          $36.69

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                      $    2,314,591
Dividends                                                            105,718
                                                              --------------
    Total investment income                                        2,420,309
                                                              --------------
EXPENSES
Investment advisory fee                                            3,377,209
Distribution fee, Class A                                            512,297
Distribution fee, Class B                                          1,001,418
Distribution fee, Class C                                            646,292
Financial agent fee                                                  151,451
Administration                                                       706,639
Transfer agent                                                       249,433
Printing                                                              85,789
Registration                                                          38,422
Professional                                                          18,967
Custodian                                                             16,213
Trustees                                                              16,205
Miscellaneous                                                          4,882
                                                              --------------
    Total expenses                                                 6,825,217
    Less expenses borne by administrator                             (20,742)
                                                              --------------
    Net expenses                                                   6,804,475
                                                              --------------
NET INVESTMENT LOSS                                               (4,384,166)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (942,715)
Net change in unrealized appreciation (depreciation)
  on investments                                                 (77,784,815)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (78,727,530)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $  (83,111,696)
                                                              ==============

                       See Notes to Financial Statements                      33

Phoenix-Engemann Small & Mid-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/00      12/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (4,384,166) $ (2,227,655)
  Net realized gain (loss)                    (942,715)    6,348,167
  Net change in unrealized appreciation
    (depreciation)                         (77,784,815)  103,350,257
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (83,111,696)  107,470,769
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (5,305,255 and 2,162,580 shares,
    respectively)                          247,186,590    58,137,050
  Cost of shares repurchased (2,199,672
    and 1,421,135 shares, respectively)   (102,528,732)  (38,629,734)
                                          ------------  ------------
Total                                      144,657,858    19,507,316
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares
    (1,318,254 and 609,129 shares,
    respectively)                           59,976,446    15,875,386
  Cost of shares repurchased (325,474
    and 242,043 shares, respectively)      (14,179,902)   (5,699,467)
                                          ------------  ------------
Total                                       45,796,544    10,175,919
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares
    (1,389,297 and 406,932 shares,
    respectively)                           62,781,482    10,621,041
  Cost of shares repurchased (191,558
    and 174,616 shares, respectively)       (8,248,326)   (4,172,562)
                                          ------------  ------------
Total                                       54,533,156     6,448,479
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                244,987,558    36,131,714
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    161,875,862   143,602,483
NET ASSETS
  Beginning of period                      244,443,030   100,840,547
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS)
    OF $0 AND $0, RESPECTIVELY]           $406,318,892  $244,443,030
                                          ============  ============

34                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS A
                                                 ------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31
                                                 ------------------------------------------------------------------------
                                                     2000             1999            1998            1997           1996
Net asset value, beginning of period             $  44.45         $  24.08         $ 21.09         $ 18.39         $14.90
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.39)           (0.37)          (0.30)          (0.31)         (0.12)
  Net realized and unrealized gain
    (loss)                                          (6.10)           20.74            3.31            5.07           7.45
                                                 --------         --------         -------         -------         ------
      TOTAL FROM INVESTMENT OPERATIONS              (6.49)           20.37            3.01            4.76           7.33
                                                 --------         --------         -------         -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --              --              --          (0.28)
  Dividends from net realized gains                    --               --              --           (2.06)         (3.56)
  In excess of accumulated net realized
    gains                                              --               --           (0.02)             --             --
                                                 --------         --------         -------         -------         ------
      TOTAL DISTRIBUTIONS                              --               --           (0.02)          (2.06)         (3.84)
                                                 --------         --------         -------         -------         ------
Change in net asset value                           (6.49)           20.37            2.99            2.70           3.49
                                                 --------         --------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD                   $  37.96         $  44.45         $ 24.08         $ 21.09         $18.39
                                                 ========         ========         =======         =======         ======
Total return(2)                                   (14.60)%          84.59%          14.29%          26.41%          52.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $231,453         $132,996         $54,187         $27,771         $7,859

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                             1.51%            1.73%           1.78%           1.80%           1.10%
Net investment income (loss)                       (0.85)%          (1.40)%         (1.39)%         (1.40)%         (0.70)%
Portfolio turnover                                    78%             105%            147%          313.5%          297.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.51%, 1.75%, 1.83%, 1.80% and 1.90% for the periods ended December 31, 2000, 1999, 1998,
     1997 and 1996, respectively.

                       See Notes to Financial Statements                      35

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS B
                                                 ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                     2000             1999             1998             1997             1996
Net asset value, beginning of period             $  43.32         $  23.64         $  20.87         $  18.35         $  16.44(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.72)           (0.55)           (0.45)           (0.46)           (0.32)
  Net realized and unrealized gain
    (loss)                                          (5.88)           20.23             3.24             5.04             2.43
                                                 --------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT OPERATIONS              (6.60)           19.68             2.79             4.58             2.11
                                                 --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --               --               --               --
  Dividends from net realized gains                    --               --               --            (2.06)           (0.20)
  In excess of accumulated net realized
    gains                                              --               --            (0.02)              --               --
                                                 --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                              --               --            (0.02)           (2.06)           (0.20)
                                                 --------         --------         --------         --------         --------
Change in net asset value                           (6.60)           19.68             2.77             2.52             1.91
                                                 --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                   $  36.72         $  43.32         $  23.64         $  20.87         $  18.35
                                                 ========         ========         ========         ========         ========
Total return(2)                                   (15.24)%          83.25%           13.39%           25.49%            12.84%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $99,060          $73,863          $31,631          $17,298           $1,480

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                             2.26%            2.48%            2.53%            2.60%             2.60%(4)
  Net investment income (loss)                     (1.61)%          (2.15)%          (2.14)%          (2.10)%           (2.20)%(4)
Portfolio turnover                                    78%             105%             147%           313.5%            297.1%

                                                                                   CLASS C
                                                 ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                     2000             1999             1998             1997             1996
Net asset value, beginning of period             $  43.29         $  23.63         $  20.87         $  18.35         $  17.99(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.70)           (0.55)           (0.45)           (0.47)           (0.29)
  Net realized and unrealized gain
    (loss)                                          (5.90)           20.21             3.23             5.05             0.85
                                                 --------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT OPERATIONS              (6.60)           19.66             2.78             4.58             0.56
                                                 --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --               --               --               --
  Dividends from net realized gains                    --               --               --            (2.06)           (0.20)
  In excess of accumulated net realized
    gains                                              --               --            (0.02)              --               --
                                                 --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                              --               --            (0.02)           (2.06)           (0.20)
                                                 --------         --------         --------         --------         --------
Change in net asset value                           (6.60)           19.66             2.76             2.52             0.36
                                                 --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                   $  36.69         $  43.29         $  23.63         $  20.87         $  18.35
                                                 ========         ========         ========         ========         ========
Total return(2)                                   (15.25)%          83.20%           13.34%           25.49%             3.12%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $75,806          $37,584          $15,023           $8,080              $54

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                             2.26%            2.48%            2.53%            2.60%             2.60%(4)
  Net investment income (loss)                     (1.59)%          (2.15)%          (2.14)%          (2.10)%           (2.20)%(4)
Portfolio turnover                                    78%             105%             147%           313.5%            297.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.26%, 2.50%, 2.58% and 2.60% for the periods ended, December 31, 2000, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.

36                     See Notes to Financial Statements

PHOENIX-ENGEMANN VALUE 25 FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: SHAREHOLDERS RECEIVED NOTIFICATION LAST MONTH THAT THE BOARD OF TRUSTEES HAD VOTED TO CLOSE THE FUND. WHAT WERE THEIR REASONS?

A: Since its opening, the Fund has experienced limited asset growth. At its present size the Fund is too small to operate efficiently; therefore, the Board of Trustees voted unanimously to terminate and liquidate the Fund effective February 23, 2001.

Q: HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 2000.

A: The Fund's Class A shares returned (9.98)% compared with a return of (9.19)% for the S&P 500 Index.(1) Class B shares were down 10.67% and Class C shares declined 10.60% for the year. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT WERE THE BRIGHT SPOTS IN THE FUND?

A: In a year when tech stocks really suffered, the Fund benefited from its lack of investments in this area. Our quantitative model directed us to investments in the manufacturing and basic material sectors of the economy, which tended to fare better in 2000. "Old economy" stocks like Raytheon (which we sold during the year), Dow Chemical and May Department Stores were good performers for the Fund.

Q: WHAT WERE SOME DISAPPOINTMENTS?

A: Certain stocks in the Fund did poorly in 2000. Armstrong Holdings and Service Corp. (a position that was liquidated during the year) were two of the worst performers during the year. Armstrong Holdings was subject to asbestos litigation that adversely affected its financial performance. Service Corp. also had its problems as its core business slowed down while its debt-servicing capabilities deteriorated.

                                                                JANUARY 19, 2001

(1) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Value 25 Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                          INCEPTION    INCEPTION
                                1 YEAR   TO 12/31/00      DATE
                                -------  -----------  ------------
Class A Shares at NAV(2)         (9.98)%      2.70%     12/17/96
Class A Shares at POP(3)        (15.16)       1.21      12/17/96
Class B Shares at NAV(2)        (10.67)       1.55        1/9/97
Class B Shares with CDSC(4)     (14.14)       1.18        1/9/97
Class C Shares at NAV(2)        (10.60)       1.58        1/9/97
Class C Shares with CDSC(4)     (10.60)       1.58        1/9/97
S&P 500 Index(7)                 (9.19)     Note 5        Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 17.68% for Class A (since 12/17/96) and 16.80% for Class B and Class C (since 1/9/97), respectively.
(6) This chart illustrates POP returns on Class A shares only. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-ENGEMANN VALUE 25
            FUND CLASS A(6)       S&P 500 INDEX(7)
12/96                     $9,425           $10,000
96                        $9,623           $10,210
97                       $11,539           $13,617
98                       $12,373           $17,533
99                       $11,662           $21,239
00                       $10,498           $19,288

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/17/96 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclicals  37%
Basic Materials     19%
Capital Goods       17%
Consumer Staples    13%
Energy               9%
Technology           5%

Phoenix-Engemann Value 25 Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Genuine Parts Co.                                              5.1%
        DISTRIBUTOR OF AUTO REPLACEMENT PARTS
    2.  Weyerhaeuser Co.                                               4.8%
        TIMBER PRODUCTS PRODUCER
    3.  Springs Industries, Inc. Class A                               4.7%
        PRODUCES FINISHED FABRICS AND HOME FURNISHINGS
    4.  Dow Chemical Co. (The)                                         4.7%
        CHEMICALS, METALS, AND PLASTICS PRODUCER
    5.  May Department Stores Co. (The)                                4.6%
        LARGE DEPARTMENT STORE CHAIN
    6.  Occidental Petroleum Corp.                                     4.6%
        MAJOR DIVERSIFIED ENERGY COMPANY
    7.  Louisiana-Pacific Corp.                                        4.5%
        LUMBER, PLYWOOD AND PULP PRODUCER
    8.  Stanley Works, The                                             4.5%
        FULL-LINE HARDWARE PRODUCER
    9.  Sunoco, Inc.                                                   4.4%
        INVOLVED IN PETROLEUM REFINING AND MARKETING OPERATIONS
   10.  Cooper Tire & Rubber Co.                                       4.3%
        MANUFACTURER OF AUTO AND TRUCK TIRES AND RUBBER PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 2000

                                          SHARES      VALUE
                                          -------  -----------
COMMON STOCKS--97.0%

AUTO PARTS & EQUIPMENT--16.1%
Cooper Tire & Rubber Co.............      52,700   $   559,937
Dana Corp...........................      24,700       378,219
Genuine Parts Co....................      25,000       654,687
Snap-on, Inc........................      17,600       490,600
                                                   -----------
                                                     2,083,443
                                                   -----------
AUTOMOBILES--3.5%
Ford Motor Co.......................      19,000       445,312
CHEMICALS--4.7%
Dow Chemical Co. (The)..............      16,600       607,975

CHEMICALS (DIVERSIFIED)--4.2%
PPG Industries, Inc.................      11,800       546,488

CONSUMER (JEWELRY, NOVELTIES & GIFTS)--2.2%
American Greetings Corp.............      30,300       285,956

ELECTRICAL EQUIPMENT--4.0%
Cooper Industries, Inc..............      11,200       514,500

FOODS--4.2%
ConAgra Foods, Inc..................      21,100       548,600

HARDWARE & TOOLS--4.5%
Stanley Works, The..................      18,700       583,206

HOUSEWARES--4.6%
Armstrong Holdings, Inc.............      44,400        91,575

                                          SHARES      VALUE
                                          -------  -----------
HOUSEWARES--CONTINUED
Newell Rubbermaid, Inc..............      22,000   $   500,500
                                                   -----------
                                                       592,075
                                                   -----------

MACHINERY (DIVERSIFIED)--4.2%
Caterpillar, Inc....................      11,500       544,094

OIL & GAS (REFINING & MARKETING)--4.4%
Sunoco, Inc.........................      16,900       569,319

OIL (DOMESTIC INTEGRATED)--4.6%
Occidental Petroleum Corp...........      24,300       589,275

PAPER & FOREST PRODUCTS--9.3%
Louisiana-Pacific Corp..............      57,700       584,213
Weyerhaeuser Co.....................      12,200       619,150
                                                   -----------
                                                     1,203,363
                                                   -----------

PHOTOGRAPHY/IMAGING--5.1%
Eastman Kodak Co....................      11,000       433,125
Polaroid Corp.......................      39,500       229,594
                                                   -----------
                                                       662,719
                                                   -----------

RETAIL (DEPARTMENT STORES)--4.6%
May Department Stores Co. (The).....      18,100       592,775

SPECIALTY PRINTING--4.1%
Donnelley (R.R.) & Sons Co..........      19,600       529,200

TEXTILES (HOME FURNISHINGS)--4.7%
Springs Industries, Inc. Class A....      18,800       609,825

                       See Notes to Financial Statements                      39

Phoenix-Engemann Value 25 Fund

                                          SHARES      VALUE
                                          -------  -----------
TRUCKS & PARTS--8.0%
Cummins Engine Co., Inc.............      13,500   $   512,156
PACCAR, Inc.........................      10,500       517,125
                                                   -----------
                                                     1,029,281
                                                   -----------
- --------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $14,770,830)                       12,537,406
- --------------------------------------------------------------

TOTAL INVESTMENTS--97.0%
(IDENTIFIED COST $14,770,830)          12,537,406(a)
Other assets and liabilities,
net--3.0%                                 391,178
                                      -----------
NET ASSETS--100.0%                    $12,928,584
                                      ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,263,779 and gross depreciation of $3,555,799 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $14,829,426.

40                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $14,770,830)                               $   12,537,406
Cash                                                                 337,614
Receivables
  Fund shares sold                                                    98,830
  Receivable from administrator                                       15,212
  Dividends and interest                                              45,114
                                                              --------------
    Total assets                                                  13,034,176
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                             29,507
  Professonal fee                                                     18,380
  Transfer agent fee                                                  12,648
  Printing fee                                                        12,586
  Registration fee                                                    11,740
  Custodian fee                                                        7,036
  Distribution fee                                                     6,414
  Financial agent fee                                                  3,820
  Trustees' fee                                                        1,334
Accrued expenses                                                       2,127
                                                              --------------
    Total liabilities                                                105,592
                                                              --------------
NET ASSETS                                                    $   12,928,584
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   20,676,565
Undistributed net investment income                                    3,378
Accumulated net realized loss                                     (5,517,935)
Net unrealized depreciation                                       (2,233,424)
                                                              --------------
NET ASSETS                                                    $   12,928,584
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,066,941)                    757,598
Net asset value per share                                              $8.01
Offering price per share $8.01/(1-5.75%)                               $8.50
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,104,372)                    642,285
Net asset value and offering price per share                           $7.95
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,757,271)                    221,114
Net asset value and offering price per share                           $7.95

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Dividends                                                     $      694,842
Interest                                                               7,776
                                                              --------------
    Total investment income                                          702,618
                                                              --------------
EXPENSES
Investment advisory fee                                              143,474
Distribution fee, Class A                                             20,667
Distribution fee, Class B                                             55,323
Distribution fee, Class C                                             21,111
Financial agent fee                                                   23,595
Administration                                                        48,764
Transfer agent                                                        36,117
Registration                                                          25,827
Professonal                                                           19,285
Printing                                                              15,927
Trustees                                                              14,541
Custodian                                                              7,036
Miscellaneous                                                          4,128
                                                              --------------
    Total expenses                                                   435,795
    Less expenses borne by administrator                            (112,559)
                                                              --------------
    Net expenses                                                     323,236
                                                              --------------
NET INVESTMENT INCOME                                                379,382
                                                              ==============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (5,376,446)
Net change in unrealized appreciation (depreciation) on
  investments                                                      2,106,998
                                                              --------------
NET LOSS ON INVESTMENTS                                           (3,269,468)
                                                              ==============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   (2,890,086)
                                                              ==============

                       See Notes to Financial Statements                      41

Phoenix-Engemann Value 25 Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended   Year Ended
                                           12/31/00     12/31/99
                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $   379,382  $   300,070
  Net realized gain (loss)                 (5,376,466)   3,211,792
  Net change in unrealized appreciation
    (depreciation)                          2,106,998   (5,116,766)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (2,890,086)  (1,604,904)
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A             (226,379)    (199,489)
  Net investment income, Class B             (141,852)     (63,334)
  Net investment income, Class C              (49,670)     (25,820)
  Net realized gains, Class A                  (5,386)  (1,953,603)
  Net realized gains, Class B                  (4,469)  (1,144,495)
  Net realized gains, Class C                  (1,477)    (477,608)
  In excess of net realized gains, Class
    A                                              --      (71,100)
  In excess of net realized gains, Class
    B                                              --      (41,654)
  In excess of net realized gains, Class
    C                                              --      (17,382)
                                          -----------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (429,233)  (3,994,485)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (266,643
    and 174,138 shares, respectively)       2,120,181    2,143,783
  Net asset value of shares issued from
    reinvestment of distributions
    (27,990 and 229,321 shares,
    respectively)                             211,221    2,131,821
  Cost of shares repurchased (999,337
    and 495,346 shares, respectively)      (7,862,790)  (5,870,932)
                                          -----------  -----------
Total                                      (5,531,388)  (1,595,328)
                                          -----------  -----------
CLASS B
  Proceeds from sales of shares (160,779
    and 107,152 shares, respectively)       1,277,351    1,292,314
  Net asset value of shares issued from
    reinvestment of distributions
    (16,764 and 105,576 shares,
    respectively)                             125,131      975,535
  Cost of shares repurchased (358,470
    and 336,907 shares, respectively)      (2,846,080)  (3,840,069)
                                          -----------  -----------
Total                                      (1,443,598)  (1,572,220)
                                          -----------  -----------
CLASS C
  Proceeds from sales of shares (75,793
    and 47,266 shares, respectively)          582,201      586,348
  Net asset value of shares issued from
    reinvestment of distributions
    (5,867 and 49,536 shares,
    respectively)                              43,879      459,616
  Cost of shares repurchased (204,537
    and 326,376 shares, respectively)      (1,602,257)  (3,792,417)
                                          -----------  -----------
Total                                        (976,177)  (2,746,453)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                (7,951,163)  (5,914,001)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS   (11,270,482) (11,513,390)
NET ASSETS
  Beginning of period                      24,199,066   35,712,456
                                          -----------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS)
    OF $3,378 AND $41,897, RESPECTIVELY]  $12,928,584  $24,199,066
                                          ===========  ===========

42                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     CLASS A
                                     -----------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,                      INCEPTION
                                     --------------------------------------------------------    12/17/96 TO
                                            2000           1999           1998           1997     12/31/96
Net asset value, beginning of
  period                             $      9.23    $     11.64    $     11.56    $     10.11    $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              0.22(1)        0.17           0.15(1)        0.17(1)         --(1)
  Net realized and unrealized gain
    (loss)                                 (1.16)         (0.84)          0.66           1.95          0.11
                                     -----------    -----------    -----------    -----------    ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                         (0.94)         (0.67)          0.81           2.12          0.11
                                     -----------    -----------    -----------    -----------    ----------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.27)         (0.16)         (0.14)         (0.12)           --
  Dividends from net realized gains        (0.01)         (1.52)         (0.59)         (0.55)           --
  In excess of net realized gains             --          (0.06)            --             --            --
                                     -----------    -----------    -----------    -----------    ----------
      TOTAL DISTRIBUTIONS                  (0.28)         (1.74)         (0.73)         (0.67)           --
                                     -----------    -----------    -----------    -----------    ----------
Change in net asset value                  (1.22)         (2.41)          0.08           1.45          0.11
                                     -----------    -----------    -----------    -----------    ----------
NET ASSET VALUE, END OF PERIOD       $      8.01    $      9.23    $     11.64    $     11.56    $    10.11
                                     ===========    ===========    ===========    ===========    ==========
Total return(2)                           (9.98)%        (5.75)%          7.23%         21.10%         1.10%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $6,067        $13,500        $18,090        $19,518          $482

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                    1.67%          1.75%           1.75%          1.80%         1.70%(4)
  Net investment income (loss)             2.71%          1.32%           1.25%          1.40%         1.80%(4)
Portfolio turnover                          123%           181%            135%          87.7%           --%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.36%, 1.84%, 1.86% and 1.80% for the periods ended December 31, 2000, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.

                       See Notes to Financial Statements                      43

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS B
                                                      ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------
                                                         2000            1999            1998           1997
Net asset value, beginning of period                  $  9.17         $ 11.59         $ 11.53         $10.39(7)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           0.16(1)         0.07            0.06(1)        0.08(1)
  Net realized and unrealized gain (loss)               (1.15)          (0.83)           0.65           1.67
                                                      -------         -------         -------         ------
      TOTAL FROM INVESTMENT OPERATIONS                  (0.99)          (0.76)           0.71           1.75
                                                      -------         -------         -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                  (0.22)          (0.08)          (0.06)         (0.06)
  Dividends from net realized gains                     (0.01)          (1.52)          (0.59)         (0.55)
  In excess of net realized gains                          --           (0.06)             --             --
                                                      -------         -------         -------         ------
      TOTAL DISTRIBUTIONS                               (0.23)          (1.66)          (0.65)         (0.61)
                                                      -------         -------         -------         ------
Change in net asset value                               (1.22)          (2.42)           0.06           1.14
                                                      -------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD                        $  7.95         $  9.17         $ 11.59         $11.53
                                                      =======         =======         =======         ======
Total return(2)                                       (10.67)%         (6.46)%           6.41%         16.97%(6)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $5,104          $7,546         $10,981         $8,799

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                                 2.42%           2.50%            2.50%          2.60%(5)
  Net investment income (loss)                          2.06%           0.56%            0.54%          0.70%(5)
Portfolio turnover                                       123%            181%             135%          87.7%

                                                                             CLASS C
                                                      ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------
                                                         2000            1999            1998           1997
Net asset value, beginning of period                  $  9.16         $ 11.58         $ 11.52         $10.39(7)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           0.16(1)         0.08            0.06(1)        0.09(1)
  Net realized and unrealized gain (loss)               (1.14)          (0.84)           0.65           1.66
                                                      -------         -------         -------         ------
      TOTAL FROM INVESTMENT OPERATIONS                  (0.98)          (0.76)           0.71           1.75
                                                      -------         -------         -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                  (0.22)          (0.08)          (0.06)         (0.07)
  Dividends from net realized gains                     (0.01)          (1.52)          (0.59)         (0.55)
  In excess of net realized gains                          --           (0.06)             --             --
                                                      -------         -------         -------         ------
      TOTAL DISTRIBUTIONS                               (0.23)          (1.66)          (0.65)         (0.62)
                                                      -------         -------         -------         ------
Change in net asset value                               (1.21)          (2.42)           0.06           1.13
                                                      -------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD                        $  7.95         $  9.16         $ 11.58         $11.52
                                                      =======         =======         =======         ======
Total return(2)                                       (10.60)%         (6.49)%           6.42%         17.01%(6)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $1,757          $3,153          $6,642         $4,893

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                                 2.42%           2.50%            2.50%          2.60%(5)
  Net investment income (loss)                          1.97%           0.57%            0.52%          0.80%(5)
Portfolio turnover                                       123%            181%             135%          87.7%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.16%, 2.59%, 2.61% and 2.60% for the periods ended December 31, 2000, 1999, 1998 and 1997, respectively.
(4) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.11%, 2.59%, 2.61% and 2.60% for the periods ended December 31, 2000, 1999, 1998 and 1997, respectively.
(5)  Annualized.
(6)  Not annualized.
(7) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.

44                     See Notes to Financial Statements

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Engemann Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, five Funds are offered for sale: Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund, collectively referred to as the "Funds," are series of The Phoenix-Engemann Funds. Each Fund represents an investment in a separate diversified fund with its own investment objectives. BALANCED RETURN FUND seeks to maximize a total investment return consistent with reasonable risk through a balanced approach. FOCUS GROWTH FUND seeks to achieve long-term capital appreciation. NIFTY FIFTY FUND seeks to achieve long-term capital appreciation by investing in approximately 50 different securities. SMALL & MID-CAP GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion. VALUE 25 FUND seeks to achieve dividend income and long-term growth of capital by investing in equity securities which the Adviser believes offer the best potential for current dividend yield and long-term capital appreciation.

  Each Fund offers Class A, Class B and Class C shares. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge was 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Funds are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Trust to amortize premium and discount on all fixed income securities, and classify gains and losses on asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Trust will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not effect the Trust's net asset value, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The Trust expects that the impact of the adoption of these principles will not be material to the financial statements.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 (CONTINUED)

wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in the exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At December 31, 2000, the Funds had no forward currency contracts.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At December 31, 2000, the Funds had no futures contracts.

H. OPTIONS:

  Each Fund may write covered options or purchase options contracts for purpose of hedging against changes in the market value of the underlying securities or foreign currencies. Additionally, each Fund may buy and sell options on domestic and foreign securities indices for hedging purposes.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist from the contracts.

  Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

J. LOAN AGREEMENTS:

  The Funds may invest in direct debt instruments which are invested in amounts owed by a corporation, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 (CONTINUED)

bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and lender that is selling the loan agreement. For loans which the Funds are a participant, the Funds may not sell their participation in the loan without the lender's prior consent. When the Funds purchase assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At December 31, 2000, the Funds had no loan agreements.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Roger Engemann & Associates, Inc. ("REA", or the "Adviser"), a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. a publicly-traded company 60% owned by Phoenix Home Life Mutual Insurance Company, is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each
Fund:

                                   First $50    Next $450    Over $500
                                    Million      Million      Million
                                   ---------    ---------    ---------
Balanced Return Fund...........      0.80%        0.70%        0.60%
Focus Growth Fund..............      0.90%        0.80%        0.70%
Nifty Fifty Fund...............      0.90%        0.80%        0.70%
Small & Mid-Cap Growth Fund....      1.00%        0.90%        0.80%
Value 25 Fund..................      0.90%        0.80%        0.70%

  The Adviser furnishes advice and recommendations with respect to the Funds' securities portfolios, supervises the Funds' investments, provides Fund accounting and pricing, and provides the Trust's Board of Trustees with periodic and special reports on investment securities, economic conditions and other pertinent subjects. The Adviser also performs various administrative and shareholder services for each Fund under separate administration agreements. All normal operating expenses of the Funds, except for fees and expenses associated with investment management services, service fees, distribution fees, Trustees' fees, audit fees and certain legal fees are paid by the Adviser pursuant to the administration agreements.

  Phoenix Equity Planning Corporation ("PEPCO", or the "Administrator") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $256,071 for Class A shares and deferred sales charges of $588,160 for Class B shares and $86,931 for Class C shares for the year ended December 31, 2000. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 2000 $4,778,075 was retained by the Distributor, $4,131,637 was paid out to unaffiliated participants and $114,567 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  Effective July 1, 2000, as Distributor of the Trust's shares, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus
(2) the documented cost of the financial agent to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended December 31, 2000, financial agent fees were $626,483, of which PEPCO received $90,000 and administration fees were $3,856,977 of which PEPCO received $104,300. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply. The voluntary expense waiver limitations remain unchanged.

  Prior to that date, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.60% of average daily net assets up to $50 million, 0.50% of average daily net assets of $50 million to $500 million, 0.40% of average daily net assets of $500 million through $625 million, and 0.30% of average daily net assets greater than $625 million: a minimum fee may apply.

  PEPCO has voluntarily agreed to waive, when necessary, a portion of its administration fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits:

                                   1st $50     Next $450    Over $500
                                   Million      Million      Million
                                   --------    ---------    ---------
Balanced Return Fund...........     1.09%        0.60%        0.40%
Focus Growth Fund..............     0.99%        0.50%        0.30%
Nifty Fifty Fund...............     0.99%        0.50%        0.30%
Small & Mid-Cap Growth Fund*...     0.50%        0.40%        0.30%
Value 25 Fund*.................     0.50%        0.40%        0.30%

  PEPCO serves as the Fund's transfer agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2000, transfer agent fees were $1,008,262 of which PEPCO retained $559,055 which is net of fees paid to State Street.

* Prior to March 1, 2000, the expense limits were 0.60%, 0.50% and 0.40%, respectively.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 2000 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                      Purchases        Sales
                                     ------------   ------------
Balanced Return Fund...............  $ 65,415,051   $ 90,001,274
Focus Growth Fund..................   416,635,273    470,275,118
Nifty Fifty Fund...................   446,457,199    454,624,917
Small & Mid Cap Growth Fund........   462,364,508    242,079,515
Value 25 Fund......................    19,543,803     27,891,394

  Purchases and sales of U.S. Governments and agency securities during the year ended December 31, 2000, aggregated $44,762,344 and $0, respectively, for the Balanced Return Fund.

  Written option activity during the year ended December 31, 2000, for the Focus Growth Fund aggregated the following:

                                          Number of    Amount of
                                           Options      Premium
                                          ---------   -----------
Options outstanding at December 31,
  1999..................................     2,100    $ 1,017,416
Options purchased.......................     7,400      4,916,210
Options written.........................    13,500      2,465,676
Options sold............................    (3,900)    (5,352,684)
Options exercised.......................    (4,540)      (894,349)
Options expired.........................   (14,560)    (2,152,269)
                                           -------    -----------
Options outstanding at December 31,
  2000..................................        --             --
                                           =======    ===========

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  The following Funds have capital loss carryovers which may be used to offset future capital gains:

                                    Small & Mid-Cap
Expiration Date                       Growth Fund       Value 25 Fund
- ---------------                     ----------------    -------------
2006............................       $4,320,592        $       --
2008............................          942,715         5,384,971

  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2000, certain Funds elected to defer capital losses and utilized capital losses deferred in the prior year as follows:

                                 Capital Losses      Prior Year Deferred
                                    Deferred       Capital Losses Utilized
                                 --------------    -----------------------
Balanced Return Fund.........      $2,628,836               $ 17,366
Focus Growth Fund............       1,944,419                     --
Nifty Fifty Fund.............         523,657                     --
Value 25 Fund................          74,367                139,062

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis. As of December 31, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                              Capital paid
                            Undistributed     Accumulated     in on shares
                            net investment    net realized    of beneficial
                            income (loss)     gain (loss)       interest
                            --------------    ------------    -------------
Focus Growth Fund.......      $7,516,426        $     --       $(7,516,426)
Nifty Fifty Fund........       6,721,510         919,399        (7,640,909)
Small & Mid-Cap Growth
  Fund..................       4,384,166              --        (4,384,166)

7. SUBSEQUENT EVENT

  On January 16, 2001, the Board of Trustees adopted a plan of liquidation whereby the Value 25 Fund will be terminated and liquidated effective
February 23, 2001. Upon liquidation, net proceeds received will be distributed to the shareholders.

TAX INFORMATION NOTICE (UNAUDITED)
  For the fiscal year ended December 31, 2000 the
following Funds distributed long-term capital gain
dividends as follows:
Balanced Return Fund.....................    $14,657,732
Focus Growth Fund........................     75,813,055
Nifty Fifty Fund.........................     69,628,815

  For federal income tax purposes, a percentage of the ordinary income dividends paid by the following Funds qualify for the dividends received deduction for corporate shareholders:

Balanced Return Fund........................      5.00%
Value 25 Fund...............................     91.15%

  This report is not authorized for distribution to prospective investors in the Phoenix-Engemann Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]

To the Board of Trustees and Shareholders of The Phoenix-Engemann Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and the Phoenix-Engemann Value 25 Fund (constituting the Phoenix Engemann Funds, hereafter referred to as the "Trust") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   As discussed in Note 7, the Board of Trustees voted unanimously on January 16, 2001 to terminate and liquidate the Phoenix-Engemann Value 25 Fund effective February 23, 2001.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

PHOENIX-ENGEMANN FUNDS
600 North Rosemead Boulevard
Pasadena, California 91107-2138

TRUSTEES
Roger Engemann
Barry E. McKinley
Robert L. Peterson
Richard C. Taylor
Angela Wong

OFFICERS
Roger Engemann, President
Malcolm Axon, Chief Financial Officer
Tina L. Mitchell, Secretary
John S. Tilson, Vice President
Nancy J. Engberg, Vice President and
  Assistant Secretary

INVESTMENT ADVISERS
Roger Engemann & Associates ("REA")
600 North Rosemead Boulevard
Pasadena, California 91107-2138

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION                         PRSRT STD
56 Prospect Street                                         U.S. Postage
Hartford CT 06115-0480                                         PAID
                                                              Andrew
[LOGO] PHOENIX                                              Associates
       INVESTMENT PARTNERS

For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361. Now
you can access your tax forms online
at www.phoenixinvestments.com.







PXP 2115 (2/01)

                              The Annual Report of

                      Phoenix Strategic Equity Series Fund

                       for the year ended April 30, 2000

Phoenix Investment Partners
                           ANNUAL REPORT

                                                 APRIL 30, 2000


                ENGEMANN                         Phoenix-Engemann
                                                 Small-Cap Fund


                -SENECA-                         Phoenix-Seneca
                                                 Growth Fund
                                                 (FORMERLY PHOENIX-SENECA
                                                 EQUITY OPPORTUNITIES FUND)

                                                 Phoenix-Seneca
                                                 Strategic Theme Fund




[LOGO]

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the 12 months ended
April 30, 2000. We are also pleased to report on the strong performance achieved during the last fiscal year.

  For the 12 months ended April 30, 2000, Class A shares of the Phoenix-Engemann Small Cap Fund rose 86.40%, more than double the 31.38% one-year return for the Russell 2000 Growth Index.(1) Investors should note that the Fund's return for the period was achieved largely due to investments in IPOs and a significant overweighting in technology stocks.(2) Both the Phoenix-Seneca Growth Fund and the Phoenix-Seneca Strategic Theme Fund also outperformed their benchmark index, the S&P 500 Index.(3) Phoenix-Seneca Growth Fund Class A shares returned 28.97% and Phoenix-Seneca Strategic Theme Fund Class A shares were up 53.26% compared with a return of 10.34% for the S&P 500 Index for the one-year period.

  On the following pages, your Funds' portfolio managers discuss their investment strategy over the last year and their outlook for the next six months. We hope you find their comments useful and informative. If you have any questions, please call your financial advisor or a Phoenix customer service representative at 1-800-243-1574 between 8 a.m. and 6 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

MAY 17, 2000

(1) THE RUSSELL 2000 GROWTH INDEX MEASURES SMALL-COMPANY GROWTH-ORIENTED STOCK MARKET PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) PERFORMANCE WAS ACHIEVED IN RAPIDLY RISING MARKETS AND MAY HAVE RESULTED FROM PARTICIPATION IN INITIAL PUBLIC OFFERINGS (IPOS). THERE IS NO ASSURANCE THAT SIMILAR RETURNS WILL BE ACHIEVED IN THE FUTURE.
(3) THE S&P 500 INDEX MEASURES STOCK MARKET PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Engemann Small Cap Fund...........................................     3
Phoenix-Seneca Growth Fund................................................    12
Phoenix-Seneca Strategic Theme Fund.......................................    20
Notes to Financial Statements.............................................    30

PHOENIX-ENGEMANN SMALL CAP FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, ROGER ENGEMANN, CFA, LOU ABEL, CFA, AND YOSSI LIPSKER

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation. The Fund may invest in smaller capitalization stocks, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 2000, Class A shares rose 86.40% and Class B shares gained 85.06%(1), far surpassing the 18.42% return for the Russell 2000 Index as well as the 31.38% return for the Russell 2000 Growth Index.(2) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: The technology sector experienced very strong returns, fueled by extraordinary growth trends in Internet-related companies, business-to-business e-commerce and wireless communications. The Fund's overweighting in this sector was a significant contributor to performance. In addition, some of our largest holdings were also the biggest gainers. For example, Applied Micro Circuits, our number one holding in the portfolio, was up nine-fold for the period we owned it. Other significant contributors to performance included BEA Systems, an e-commerce infrastructure company, and Commerce One, a business-to-business e-commerce company.

Q: WHAT WERE SOME DISAPPOINTING PORTFOLIO HOLDINGS?

A: Some stocks that did not meet our expectations and have subsequently been sold out of the portfolio included Nextcard, a marketer of consumer credit cards via the Internet, CKE Restaurants, which had difficulty integrating its acquisition of Hardee's, and Restoration Hardware, which experienced rising inventory levels and disappointing sales.

Q: WERE ANY NEW STOCKS ADDED TO THE PORTFOLIO OVER THE LAST SIX MONTHS? ANY POSITIONS SOLD?

A: We continue to find attractive new investment ideas in niche sectors with exciting growth prospects. One area that we believe offers investor strong opportunities for growth is the semiconductor capital equipment sector. Two additions to the portfolio in this sector are PRI Automation and Rudolph Technologies. We are also selectively adding some stocks in the health-care industry, such as Onmicare, a pharmaceutical distributor to long-term care facilities, and IDEC Pharmaceuticals, a biotechnolgy company with strong prospects for its lead drug Rituxan.

(1) PERFORMANCE WAS ACHIEVED IN RAPIDLY RISING MARKETS AND MAY HAVE RESULTED FROM PARTICIPATION IN INITIAL PUBLIC OFFERINGS (IPOS). THERE IS NO ASSURANCE THAT SIMILAR RETURNS WILL BE ACHIEVED IN THE FUTURE.
(2) THE RUSSELL 2000 INDEX MEASURES SMALL-COMPANY STOCK MARKET PERFORMANCE. THE RUSSELL 2000 GROWTH INDEX MEASURES SMALL-COMPANY GROWTH-ORIENTED STOCK MARKET PERFORMANCE PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We live in a time of dramatic change and extraordinary opportunity. Wireless communication, business-to-business e-commerce, biotechnolgy and broad-band Internet access should all experience explosive growth. Historically, small- to mid-capitalization companies have been best-positioned to capitalize on change and benefit from such secular growth trends.

    Since the beginning of the year, however, there has been no place to hide from volatility. Rising interest rates have caused investors to reassess the possibility that the economy will slow down. Although we continue to see tremendous opportunity for growth, the market will most likely tread water until the Federal Reserve stops raising interest rates.

    In the meantime, we will maintain our investment strategy. We will stick with what we deem to be the backbone companies in the most promising sectors -- companies we believe have strong fundamentals, superior management, market leadership and significant growth potential.

                                                                    MAY 26, 2000

Phoenix-Engemann Small Cap Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/00

                                          INCEPTION    INCEPTION
                                1 YEAR   TO 4/30/00       DATE
                                -------  -----------  ------------
Class A Shares at NAV(2)         86.40%      34.12%     10/16/95
Class A Shares at POP(3)         75.69       32.38      10/16/95
Class B Shares at NAV(2)         85.06       33.12      10/16/95
Class B Shares with CDSC(4)      81.06       32.96      10/16/95
Russell 2000 Growth Index(6)     31.38       15.00      10/16/95
Russell 2000 Index(7)            18.42       13.53      10/16/95

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A and Class B Shares since 10/16/95.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock performance. The index's performance does not reflect sales charges.
(7) The Russell 2000 Index is a measure of small-capitalization performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX SMALL CAP FUND CLASS A(5)  PHOENIX SMALL CAP FUND CLASS B(5)  RUSSELL 2000 GROWTH INDEX(6)  RUSSELL 2000 INDEX(7)
10/95                             $9,425                            $10,000                       $10,000                $10,000
96                               $15,785                            $16,680                       $12,004                $11,617
97                               $13,349                            $14,007                       $10,378                $11,623
98                               $20,335                            $21,174                       $14,913                $16,551
99                               $19,184                            $19,821                       $14,351                $15,019
00                               $35,759                            $36,681                       $18,854                $17,786

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                        4/30/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          52%
Consumer Cyclicals   14
Financials            8
Capital Goods         7
Health-Care           7
Transportation        4
Consumer Staples      4
Other                 4

Phoenix-Engemann Small Cap Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Applied Micro Circuits Corp.                                   5.9%
        MANUFACTURER OF INTEGRATED CIRCUITS
    2.  BEA Systems, Inc.                                              4.8%
        COMPUTER SOFTWARE DESIGNER
    3.  Advanced Energy Industries, Inc.                               3.4%
        POWER CONVERSION AND CONTROL SYSTEMS MANUFACTURER
    4.  Micrel, Inc.                                                   3.2%
        ANALOG POWER INTEGRATED CIRCUIT PRODUCER
    5.  Kansas City Southern Industries, Inc.                          3.0%
        FINANCIAL SERVICES COMPANY
    6.  Metris Companies, Inc.                                         2.7%
        DIRECT MARKETER OF CONSUMER CREDIT PRODUCTS
    7.  Cost Plus, Inc.                                                2.5%
        SPECIALTY RETAILER OF CASUAL HOME LIVING AND ENTERTAINING PRODUCTS
    8.  Flextronics International Ltd.                                 2.5%
        ELECTRONIC MANUFACTURING SERVICES PROVIDER
    9.  Peregrine Systems, Inc.                                        2.0%
        COMPUTER SOFTWARE DEVELOPER
   10.  Commerce One, Inc.                                             2.0%
        PROVIDER OF BUSINESS-TO-BUSINESS ELECTRONIC COMMERCE SOLUTIONS

                         INVESTMENTS AT APRIL 30, 2000

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--94.6%
AIR FREIGHT--1.2%
Expeditors International of Washington,
Inc.....................................        90,000  $  3,847,500

BIOTECHNOLOGY--3.1%
Aviron(b)...............................        65,000     1,564,062
Cor Therapeutics, Inc.(b)...............        51,000     3,885,562
Coulter Pharmaceutical, Inc.(b).........        30,000       547,500
Gene Logic, Inc.(b).....................        24,000       645,000
Pharmacyclics, Inc.(b)..................        30,000     1,361,250
Progenics Pharmaceuticals, Inc.(b)......        45,000     2,070,000
                                                        ------------
                                                          10,073,374
                                                        ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.3%
Spanish Broadcasting System, Inc. Class
A(b)....................................        45,000       840,937

COMMUNICATIONS EQUIPMENT--1.3%
Audiovox Corp. Class A(b)...............        45,600     1,564,650
Metawave Communications Corp.(b)........        66,250       877,812
Ulticom, Inc.(b)........................        52,000     1,716,000
                                                        ------------
                                                           4,158,462
                                                        ------------

COMPUTERS (SOFTWARE & SERVICES)--21.2%
Agile Software Corp.(b).................        40,000     1,482,500
Aspsecure.com Corp.(b)(c)...............       180,000       585,000
BEA Systems, Inc.(b)....................       320,000    15,440,000
Bluestone Software, Inc.(b).............       111,000     2,337,937
C-bridge Internet Solutions, Inc.(b)....        50,000     1,325,000
Commerce One, Inc.(b)...................       105,000     6,411,562

                                               SHARES      VALUE
                                              --------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
E.piphany, Inc.(b)......................        12,500  $    825,781
Extensity, Inc.(b)......................        70,500       863,625
HNC Software, Inc.(b)...................        20,000       990,000
Integrated Information Systems,
Inc.(b).................................        79,000       538,187
Interwoven, Inc.(b).....................        30,000     2,077,500
Keynote Systems, Inc.(b)................        73,000     3,275,875
LivePerson, Inc.(b).....................       208,000     1,300,000
Luminant Worldwide Corp.(b).............       100,000       868,750
MatrixOne, Inc.(b)......................        26,950       889,350
NYFIX, Inc.(b)..........................       170,000     4,579,375
New Era of Networks, Inc.(b)............        50,000     1,568,750
PC-Tel, Inc.(b).........................        26,000       871,000
Peregrine Systems, Inc.(b)..............       270,000     6,496,875
Predictive Systems, Inc.(b).............        41,300     1,946,262
Prime Response, Inc.(b).................        48,200       313,300
Primus Knowledge Solutions..............        64,000     2,380,000
PurchasePro.com, Inc.(b)................        50,500     1,515,000
Sapient Corp.(b)........................        50,000     3,959,375
Selectica, Inc.(b)......................           850        32,300
Silverstream Software, Inc.(b)..........        21,000       829,500
Software Technologies Corp.(b)..........       150,000     2,681,250
Versata, Inc.(b)........................        31,950       970,481
Websense, Inc.(b).......................        52,000     1,690,000
                                                        ------------
                                                          69,044,535
                                                        ------------

CONSUMER FINANCE--2.9%
Metris Companies, Inc...................       230,000     8,625,000

6                      See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                                               SHARES      VALUE
                                              --------  ------------
CONSUMER FINANCE--CONTINUED
NextCard, Inc.(b).......................        71,000  $    749,938
                                                        ------------
                                                           9,374,938
                                                        ------------

ELECTRICAL EQUIPMENT--6.5%
Advanced Energy Industries, Inc.(b).....       160,000    11,040,000
Flextronics International Ltd.(b).......       115,000     8,078,750
Viasystems Group, Inc.(b)...............       121,000     1,928,438
                                                        ------------
                                                          21,047,188
                                                        ------------

ELECTRONICS (INSTRUMENTATION)--3.5%
Aclara Biosciences, Inc.(b).............        13,000       495,625
Caliper Technologies Corp.(b)...........        15,000       562,500
Meade Instruments Corp.(b)..............        85,000     6,215,625
Rudolph Technologies, Inc.(b)...........       140,000     4,252,500
                                                        ------------
                                                          11,526,250
                                                        ------------

ELECTRONICS (SEMICONDUCTORS)--20.4%
Anadigics, Inc.(b)......................        63,500     4,778,375
Applied Micro Circuits Corp.(b).........       150,000    19,331,250
Conexant Systems, Inc.(b)...............        90,000     5,388,750
Intersil Holding Corp.(b)...............        67,500     2,362,500
Micrel, Inc.(b).........................       120,000    10,380,000
NETsilicon, Inc.(b).....................       150,000     2,615,625
Quantam Effect Devices, Inc.(b).........        27,100     1,578,575
Quicklogic Corp.(b).....................       102,000     2,996,250
SDL, Inc.(b)............................        30,000     5,850,000
Silcon Storage Technology, Inc.(b)......        52,000     5,070,000
TriQuint Semiconductor, Inc.(b).........        60,000     6,168,750
                                                        ------------
                                                          66,520,075
                                                        ------------

ENGINEERING & CONSTRUCTION--0.6%
SBA Communications Corp.(b).............        48,000     1,950,000
EQUIPMENT (SEMICONDUCTORS)--2.7%
Cymer, Inc.(b)..........................        91,000     3,554,688
Mattson Technology, Inc.(b).............        27,000     1,326,375
PRI Automation, Inc.(b).................        50,000     3,993,750
                                                        ------------
                                                           8,874,813
                                                        ------------
FINANCIAL (DIVERSIFIED)--2.2%
Federal Agricultural Mortgage Corp.
Class C(b)..............................       176,000     2,640,000
Pinnacle Holdings, Inc. (b).............        80,000     4,495,000
                                                        ------------
                                                           7,135,000
                                                        ------------

                                               SHARES      VALUE
                                              --------  ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.4%
Emisphere Technologies, Inc.(b).........        15,900  $    652,645
Inhale Therapeutic Systems, Inc.(b).....        40,000     2,475,000
Tanox, Inc.(b)..........................        39,000     1,140,750
ViroPharma, Inc.(b).....................         9,000       136,125
                                                        ------------
                                                           4,404,520
                                                        ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.4%
MiniMed, Inc. (b).......................        36,000     4,425,750

HEALTH CARE (SPECIALIZED SERVICES)--0.7%
Omnicare, Inc...........................       145,000     2,202,188

INVESTMENT MANAGEMENT--1.5%
Gabelli Asset Management, Inc. Class
A(b)....................................       241,500     4,799,813

RAILROADS--3.0%
Kansas City Southern Industries, Inc....       135,000     9,703,125

RESTAURANTS--1.6%
Cheesecake Factory, Inc. (The)(b).......       130,000     5,321,875

RETAIL (BUILDING SUPPLIES)--0.5%
Fastenal Co.............................        28,000     1,636,250

RETAIL (DISCOUNTERS)--1.8%
99 Cents Only Stores(b).................       160,000     6,020,000

RETAIL (FOOD CHAINS)--2.0%
Smart & Final, Inc.(b)..................       303,832     2,411,667
Whole Foods Market, Inc.(b).............        95,000     4,043,438
                                                        ------------
                                                           6,455,105
                                                        ------------

RETAIL (SPECIALTY)--3.7%
Cost Plus, Inc.(b)......................       270,000     8,251,875
Williams-Sonoma, Inc.(b)................       112,000     3,878,000
                                                        ------------
                                                          12,129,875
                                                        ------------

RETAIL (SPECIALTY-APPAREL)--1.0%
Children's Place Retail Stores, Inc.
(The)(b)................................       148,000     3,293,000

SERVICES (ADVERTISING/MARKETING)--0.8%
MyPoints.com, Inc.(b)...................        20,000       350,000
Women.com Networks, Inc.(b).............       455,930     2,279,650
                                                        ------------
                                                           2,629,650
                                                        ------------

SERVICES (COMMERCIAL & CONSUMER)--6.3%
Corporate Executive Board Co.
(The)(b)................................       100,000     5,875,000
Diamond Technology Partners, Inc. (b)...        26,500     2,096,813
MIPS Technologies, Inc. Class A(b)......        90,000     2,598,750

                       See Notes to Financial Statements                       7

Phoenix-Engemann Small Cap Fund

                                               SHARES      VALUE
                                              --------  ------------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
NCO Group, Inc.(b)......................        92,000  $  3,162,500
Pinnacle Oil International, Inc.(b).....       127,000     3,683,000
Universal Access, Inc.(b)...............        66,300     1,359,150
Vicinity Corp.(b).......................        57,500       682,813
i3 Mobile, Inc.(b)......................        52,000       975,000
                                                        ------------
                                                          20,433,026
                                                        ------------

SERVICES (COMPUTER SYSTEMS)--0.7%
eMachines, Inc.(b)......................       260,000     2,226,250

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
Dobson Communications Corp. Class
A(b)....................................        69,000     1,768,125

TELECOMMUNICATIONS (LONG DISTANCE)--1.8%
Network Plus Corp.(b)...................       121,000     2,299,000
WinStar Communications, Inc.(b).........        90,000     3,588,750
                                                        ------------
                                                           5,887,750
                                                        ------------
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $202,391,047)                           307,729,374
- --------------------------------------------------------------------

FOREIGN COMMON STOCKS--3.9%

COMMUNICATIONS EQUIPMENT--0.8%
Research in Motion Ltd. (Canada)(b).....        60,000     2,550,000
COMPUTERS (SOFTWARE & SERVICES)--0.2%
BreezeCom Ltd. (Israel)(b)..............        26,000       715,000

INSURANCE (LIFE/HEALTH)--1.3%
London Pacific Group Ltd. Sponsored ADR
(United Kingdom)(b).....................       322,800     4,075,350

                                               SHARES      VALUE
                                              --------  ------------

OIL & GAS (EXPLORATION & PRODUCTION)--1.6%
Encal Energy Ltd. (Canada)(b)...........       968,800  $  5,230,890
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,716,734)                              12,571,240
- --------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.5%
(IDENTIFIED COST $210,107,781)                           320,300,614
- --------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S     PAR
                                   RATING     VALUE
                                (Unaudited)   (000)
                                ------------  ------
SHORT-TERM OBLIGATIONS--2.0%

COMMERCIAL PAPER--2.0%
Lexington Parker Capital Co.
LLC 6.06%, 5/1/00.............      A-1+      $6,680     6,680,000
- ------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,680,000)                             6,680,000
- ------------------------------------------------------------------

TOTAL INVESTMENTS--100.5%
(IDENTIFIED COST $216,787,781)                        326,980,614(a)
Cash and receivables, less liabilities--(0.5%)         (1,652,552)
                                                     ------------
NET ASSETS--100.0%                                   $325,328,062
                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $137,116,626 and gross depreciation of $28,069,841 for federal income tax purposes. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $217,933,829.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

8                      See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000

ASSETS
Investment securities at value
  (Identified cost $216,787,781)                              $  326,980,614
Cash                                                                   4,361
Receivables
  Investment securities sold                                       1,981,641
  Fund shares sold                                                   384,871
  Dividends                                                           46,483
Prepaid expenses                                                       3,171
                                                              --------------
    Total assets                                                 329,401,141
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  2,772,658
  Fund shares repurchased                                            702,439
  Investment advisory fee                                            197,826
  Distribution fee                                                   151,148
  Transfer agent fee                                                 101,788
  Financial agent fee                                                 26,596
  Trustees' fee                                                       12,559
Accrued expenses                                                     108,065
                                                              --------------
    Total liabilities                                              4,073,079
                                                              --------------
NET ASSETS                                                    $  325,328,062
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  146,218,135
Accumulated net realized gain                                     68,917,094
Net unrealized appreciation                                      110,192,833
                                                              --------------
NET ASSETS                                                    $  325,328,062
                                                              ==============
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $185,532,582)                                        6,324,215
Net asset value per share                                             $29.34
Offering price per share $29.34/(1-5.75%)                             $31.13
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $139,795,480)                                        4,950,241
Net asset value and offering price per share                          $28.24

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME
Interest                                                      $      329,178
Dividends                                                            118,311
                                                              --------------
    Total investment income                                          447,489
                                                              --------------
EXPENSES
Investment advisory fee                                            2,089,096
Distribution fee, Class A                                            401,625
Distribution fee, Class B                                          1,178,959
Financial agent                                                      242,575
Transfer agent                                                       608,840
Printing                                                              72,809
Custodian                                                             29,754
Professional                                                          28,617
Trustees                                                              24,632
Registration                                                          20,463
Miscellaneous                                                         33,116
                                                              --------------
    Total expenses                                                 4,730,486
    Custodian fees paid indirectly                                    (3,597)
                                                              --------------
    Net expenses                                                   4,726,889
                                                              --------------
NET INVESTMENT LOSS                                               (4,279,400)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   98,505,362
Net realized gain on foreign currency transactions                       668
Net change in unrealized appreciation (depreciation) on
  investments                                                     75,397,017
                                                              --------------
NET GAIN ON INVESTMENTS                                          173,903,047
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  169,623,647
                                                              ==============

                       See Notes to Financial Statements                       9

Phoenix-Engemann Small Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended     Year Ended
                                             4/30/00       4/30/99
                                          -------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  (4,279,400) $ (3,189,899)
  Net realized gain (loss)                   98,506,030   (24,983,780)
  Net change in unrealized appreciation
    (depreciation)                           75,397,017     6,208,917
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               169,623,647   (21,964,762)
                                          -------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                        --    (5,773,229)
  Net realized gains, Class B                        --    (4,219,826)
                                          -------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                    --    (9,993,055)
                                          -------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (25,110,060 and 18,013,110 shares,
    respectively)                           524,113,700   273,064,204
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 360,829 shares, respectively)             --     5,383,573
  Cost of shares repurchased (26,495,134
    and 22,385,155 shares, respectively)   (561,376,449) (343,459,404)
                                          -------------  ------------
Total                                       (37,262,749)  (65,011,627)
                                          -------------  ------------
CLASS B
  Proceeds from sales of shares
    (1,120,897 and 987,925 shares,
    respectively)                            25,694,560    14,507,598
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 243,730 shares, respectively)             --     3,536,528
  Cost of shares repurchased (2,025,437
    and 4,075,435 shares, respectively)     (43,389,442)  (61,757,518)
                                          -------------  ------------
Total                                       (17,694,882)  (43,713,392)
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (54,957,631) (108,725,019)
                                          -------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     114,666,016  (140,682,836)
NET ASSETS
  Beginning of period                       210,662,046   351,344,882
                                          -------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $ 325,328,062  $210,662,046
                                          =============  ============

10                     See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                                  ---------------------------------------------------------------
                                                                                                         FROM
                                                                YEAR ENDED APRIL 30                    INCEPTION
                                                  -----------------------------------------------     10/16/95 TO
                                                      2000         1999         1998         1997       4/30/96
Net asset value, beginning of period              $  15.74     $  17.37     $  14.13     $  16.74       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       (0.31)       (0.14)(5)    (0.08)(5)    (0.05)(5)     (0.04)(1)(5)
  Net realized and unrealized gain (loss)            13.91        (0.88)        6.80        (2.53)         6.79
                                                  --------     --------     --------     --------       -------
      TOTAL FROM INVESTMENT OPERATIONS               13.60        (1.02)        6.72        (2.58)         6.75
                                                  --------     --------     --------     --------       -------
LESS DISTRIBUTIONS
  Dividends from net realized gains                     --        (0.61)       (3.48)       (0.02)           --
  In excess of net investment income                    --           --           --           --         (0.01)
  In excess of net realized gains                       --           --           --        (0.01)           --
                                                  --------     --------     --------     --------       -------
      TOTAL DISTRIBUTIONS                               --        (0.61)       (3.48)       (0.03)        (0.01)
                                                  --------     --------     --------     --------       -------
Change in net asset value                            13.60        (1.63)        3.24        (2.61)         6.74
                                                  --------     --------     --------     --------       -------
NET ASSET VALUE, END OF PERIOD                    $  29.34     $  15.74     $  17.37     $  14.13       $ 16.74
                                                  ========     ========     ========     ========       =======
Total return(2)                                     86.40%       (5.66)%      52.33 %     (15.43)%        67.48 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $185,533     $121,313     $203,560     $155,089       $98,372

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.38 %(6)    1.46 %(6)    1.31 %       1.37 %         1.50 %(3)
  Net investment income (loss)                      (1.22)%      (0.95)%      (0.48)%      (0.28)%        (0.53)%(3)
Portfolio turnover                                    113 %        276%         498%         325%           103 %(4)

                                                                             CLASS B
                                                  -------------------------------------------------------------
                                                                                                       FROM
                                                               YEAR ENDED APRIL 30                   INCEPTION
                                                  ---------------------------------------------     10/16/95 TO
                                                      2000        1999         1998        1997       4/30/96
Net asset value, beginning of period              $  15.26     $ 16.99     $  13.98     $ 16.68       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       (0.47)      (0.25)(5)    (0.21)(5)   (0.17)(5)     (0.09)(1)(5)
  Net realized and unrealized gain (loss)            13.45       (0.87)        6.70       (2.50)         6.77
                                                  --------     -------     --------     -------       -------
      TOTAL FROM INVESTMENT OPERATIONS               12.98       (1.12)        6.49       (2.67)         6.68
                                                  --------     -------     --------     -------       -------
LESS DISTRIBUTIONS
  Dividends from net realized gains                     --       (0.61)       (3.48)      (0.02)           --
  In excess of net realized gains                       --          --           --       (0.01)           --
                                                  --------     -------     --------     -------       -------
      TOTAL DISTRIBUTIONS                               --       (0.61)       (3.48)      (0.03)           --
                                                  --------     -------     --------     -------       -------
Change in net asset value                            12.98       (1.73)        3.01       (2.70)         6.68
                                                  --------     -------     --------     -------       -------
NET ASSET VALUE, END OF PERIOD                    $  28.24     $ 15.26     $  16.99     $ 13.98       $ 16.68
                                                  ========     =======     ========     =======       =======
Total return(2)                                     85.06%      (6.39)%      51.16 %    (16.03)%        66.80 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $139,795     $89,349     $147,785     $97,647       $45,168

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 2.13 %(6)   2.21 %(6)    2.06 %      2.12 %         2.26 %(3)
  Net investment income (loss)                      (1.97)%     (1.70)%      (1.22)%     (1.03)%        (1.44)%(3)
Portfolio turnover                                    113 %       276 %        498 %       325 %          103 %(4)

(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $0.02, respectively.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized
(4)  Not annualized
(5)  Computed using average shares outstanding.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      11

PHOENIX-SENECA GROWTH FUND
(FORMERLY CALLED PHOENIX-SENECA EQUITY OPPORTUNITIES FUND)

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA AND RON JACKS, CFA

Q: WHY DID THE FUND'S NAME CHANGE?

A: Effective May 12, 2000, Phoenix-Seneca Growth Fund merged with Phoenix-Seneca Equity Opportunities Fund. Prior to the funds' merger, Seneca Capital Management LLC managed both funds using substantially identical investment objectives and primary investment strategies, which will also be used with the combined fund. The combined fund is called Phoenix-Seneca Growth Fund, and the benchmark index is the S&P 500 Index.(1) The total expense ratio is projected to be slightly lower than the total expense ratios of the former individual funds. The reorganization was structured as a non-taxable transaction for shareholders.

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation by investing primarily in common stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth. The Fund may invest in smaller capitalization stocks, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 2000, Class A shares rose 28.97% and Class B shares gained 28.11% compared with a return of 10.34% for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: Seneca's emphasis on technology companies and good stock selection within the technology sector have helped performance. Technology was the best performing sector in the S&P 500 Index, returning 13.3% for the first quarter of 2000, the most recent reporting period available. Eight of the top ten performing stocks in the S&P 500 Index were technology names. Technology and communications companies like Intel (semiconductor manufacturer), Nortel Networks (communications equipment), Corning (fiber optics) and Nokia (telecommunications systems and equipment) have all produced excellent results in the last year.

Q: WHAT IS YOUR PERSPECTIVE ON THE MARKET'S FOCUS ON TECHNOLOGY STOCKS?

A: An outstanding feature of the market is its bifurcation into two distinct camps: the new- and old-economy stocks. Almost without exception, only new-economy stocks have participated in this year's bull market. This market divide began in earnest in 1998. Since then, technology stocks have risen at 3-1/2 times the rate of non-tech stocks. The bulk of the market -- the nearly 70% of S&P 500 stocks that are not technology companies -- has not appreciated markedly in two years.

(1) THE S&P 500 INDEX MEASURES STOCK MARKET PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

    Are we in the midst of a technology mania in the market? Or, is the market reflecting genuinely revolutionary trends in productivity, which will foster durable prosperity for the U.S. economy?

    We would answer both questions affirmatively. Speculation in "concept" stocks -- companies with an idea but not a business model -- is rampant. Traders, many of whom have no apparent understanding of investment fundamentals, routinely send stocks soaring beyond reason. Excitement over the initial public offering of Palm Inc., for example, drove Palm's valuation to a level greater than that of its parent company. Frenzied activity rotates from one set of "hot" stocks to the next.

    We are pleased to have produced such strong results. When the market is as narrow as it has been, stock selection is crucial. A strong fundamental research-based approach, such as ours, should continue to excel in this type of environment, although past performance is not a guarantee of future results.

                                                                    MAY 17, 2000

Phoenix-Seneca Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/00

                                                            INCEPTION   INCEPTION
                                1 YEAR  5 YEARS  10 YEARS  TO 4/30/00     DATES
                                ------  -------  --------  -----------  ---------
Class A Shares at NAV(2)        28.97%   20.57%    15.46%         --          --
Class A Shares at POP(3)        21.56    19.15     14.78          --          --
Class B Shares at NAV(2)        28.11    19.71        --       18.48%    7/19/94
Class B Shares with CDSC(4)     24.11    19.71        --       18.48     7/19/94
Russell 2000 Growth Index(6)    31.38    16.96     13.96       17.08     7/19/94
S&P 500 Index(7)                10.34    25.37     18.83       24.66     7/19/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock performance. The index's performance does not reflect sales charges.
(7) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-SENECA GROWTH   RUSSELL 2000      S&P
          FUND CLASS A(5)     GROWTH INDEX(6)    500
                                               INDEX(7)
04/90                 $9,425          $10,000   $10,000
91                   $10,571          $11,279   $11,763
92                   $11,659          $12,793   $13,406
93                   $13,583          $13,547   $14,645
94                   $14,261          $15,517   $15,428
95                   $15,568          $16,871   $18,124
96                   $20,684          $23,511   $23,610
97                   $18,162          $20,326   $29,561
98                   $26,273          $29,209   $41,761
99                   $30,761          $28,107   $50,871
00                   $39,674          $36,928   $56,133

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          34%
Consumer Staples     11
Health-Care          11
Financials           11
Capital Goods         9
Basic Materials       7
Consumer Cyclicals    7
Other                10

Phoenix-Seneca Growth Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Corning, Inc.                                                  4.9%
        SPECIALTY TECHNOLOGY-BASED MANUFACTURER
    2.  Halliburton Co.                                                4.3%
        LEADING PROVIDER OF OIL FIELD SERVICES
    3.  STMicroelectronics N.V. (Netherlands)                          4.2%
        MANUFACTURER OF SEMICONDUCTOR INTEGRATED CIRCUITS
    4.  General Electric Co.                                           4.0%
        DIVERSIFIED INDUSTRIAL, MANUFACTURING AND FINANCIAL SERVICES
        PROVIDER
    5.  Nokia Oyj Sponsored ADR (Finland)                              4.0%
        LEADING TELECOMMUNICATIONS EQUIPMENT PROVIDER
    6.  Morgan Stanley Dean Witter & Co.                               3.9%
        LEADING GLOBAL FINANCIAL SERVICES
    7.  AMFM, Inc.                                                     3.9%
        RADIO BROADCASTING AND MEDIA-RELATED COMPANY
    8.  Applied Materials, Inc.                                        3.8%
        SEMICONDUCTOR EQUIPMENT AND MATERIAL SUPPLIER
    9.  Citigroup, Inc.                                                3.8%
        DIVERSIFIED FINANCIAL SERVICES HOLDING COMPANY
   10.  Lowe's Companies, Inc.                                         3.7%
        BUILDING MATERIALS RETAILER AND DISTRIBUTOR

                         INVESTMENTS AT APRIL 30, 2000

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--85.8%
ALUMINUM--2.5%
Alcoa, Inc..............................        91,750  $  5,952,281
BANKS (MAJOR REGIONAL)--2.6%
Mellon Financial Corp...................       194,880     6,260,520
BEVERAGES (NON-ALCOHOLIC)--2.3%
Coca-Cola Co. (The).....................       116,300     5,473,369
BROADCASTING (TELEVISION, RADIO & CABLE)--3.9%
AMFM, Inc.(b)...........................       140,010     9,293,164
CHEMICALS--1.9%
Dow Chemical Co. (The)..................        39,360     4,447,680
COMMUNICATIONS EQUIPMENT--7.6%
General Motors Corp. Class H(b).........        87,760     8,452,385
Metricom, Inc.(b).......................        29,700       833,456
Motorola, Inc...........................        73,450     8,745,141
                                                        ------------
                                                          18,030,982
                                                        ------------
COMPUTERS (HARDWARE)--3.0%
Sun Microsystems, Inc.(b)...............        78,260     7,195,029
COMPUTERS (NETWORKING)--3.1%
Cisco Systems, Inc.(b)..................       105,472     7,312,176
ELECTRICAL EQUIPMENT--4.0%
General Electric Co.....................        60,600     9,529,350
ELECTRONICS (SEMICONDUCTORS)--3.2%
Intel Corp..............................        59,540     7,550,416
ENTERTAINMENT--2.1%
Walt Disney Co. (The)...................       114,050     4,939,791

                                               SHARES      VALUE
                                              --------  ------------
EQUIPMENT (SEMICONDUCTORS)--4.4%
Applied Materials, Inc.(b)..............        90,000  $  9,163,125
KLA-Tencor Corp.(b).....................        17,430     1,305,071
                                                        ------------
                                                          10,468,196
                                                        ------------
FINANCIAL (DIVERSIFIED)--7.7%
Citigroup, Inc..........................       153,855     9,144,756
Morgan Stanley Dean Witter & Co.........       121,480     9,323,590
                                                        ------------
                                                          18,468,346
                                                        ------------
HEALTH CARE (DIVERSIFIED)--2.4%
Johnson & Johnson.......................        70,890     5,848,425
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.0%
Merck & Co., Inc........................       126,240     8,773,680
Pfizer, Inc.............................       131,290     5,530,591
                                                        ------------
                                                          14,304,271
                                                        ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.1%
Columbia/HCA Healthcare Corp............       179,100     5,093,156
HOUSEHOLD PRODUCTS (NON-DURABLE)--2.4%
Clorox Co. (The)........................       153,320     5,634,510
MANUFACTURING (DIVERSIFIED)--4.9%
Corning, Inc............................        59,230    11,697,925
NATURAL GAS--1.9%
El Paso Energy Corp.....................       107,960     4,588,300
OIL & GAS (DRILLING & EQUIPMENT)--5.3%
Diamond Offshore Drilling, Inc..........        58,770     2,369,166
Halliburton Co..........................       230,170    10,170,637
                                                        ------------
                                                          12,539,803
                                                        ------------

                       See Notes to Financial Statements                      15

Phoenix-Seneca Growth Fund

                                               SHARES      VALUE
                                              --------  ------------
PAPER & FOREST PRODUCTS--2.6%
Champion International Corp.............        93,000  $  6,114,750
RETAIL (BUILDING SUPPLIES)--3.7%
Lowe's Cos., Inc........................       178,240     8,822,880
RETAIL (GENERAL MERCHANDISE)--3.1%
Wal-Mart Stores, Inc....................       134,820     7,465,657
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.1%
Nextel Communications, Inc.
Class A(b)..............................        68,550     7,501,941
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $165,416,142)                           204,532,918
- --------------------------------------------------------------------
FOREIGN COMMON STOCKS--11.8%
COMMUNICATIONS EQUIPMENT--7.6%
Nokia Oyj Sponsored ADR (Finland).......       166,160     9,450,350
Nortel Networks Corp. (Canada)..........        76,580     8,672,685
                                                        ------------
                                                          18,123,035
                                                        ------------
ELECTRONICS (SEMICONDUCTORS)--4.2%
STMicroelectronics N.V. (Netherlands)...        52,230     9,907,378
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $12,717,055)                             28,030,413
- --------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.6%
(IDENTIFIED COST $178,133,197)                           232,563,331
- --------------------------------------------------------------------

                                    STANDARD
                                    & POOR'S     PAR
                                     RATING     VALUE
                                  (Unaudited)   (000)      VALUE
                                  ------------  ------  -----------
SHORT-TERM OBLIGATIONS--11.2%
COMMERCIAL PAPER--11.2%
Albertson's, Inc. 5.95%,
5/1/00..........................      A-1       $3,305  $ 3,305,000
Pitney Bowes Credit Corp. 6.05%,
5/1/00..........................      A-1+       7,210    7,210,000
SBC Communications, Inc. 6%,
5/2/00..........................      A-1+       4,395    4,394,267

Lexington Parker Capital Co. LLC
6.05%, 5/3/00...................      A-1+       7,000    6,997,647

Gannett Co., Inc. 6%, 5/4/00....      A-1+       2,225    2,223,888
Coca-Cola Co. 6%, 5/10/00.......      A-1        2,140    2,136,790

Special Purpose Accounts
Receivable Cooperative Corp.
6.10%, 5/31/00..................      A-1+         385      383,126
                                                        -----------
                                                         26,650,718
                                                        -----------
- -------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $26,650,635)                            26,650,718
- -------------------------------------------------------------------

TOTAL INVESTMENTS--108.8%
(IDENTIFIED COST $204,783,832)                          259,214,049(a)
Cash and receivables, less liabilities--(8.8%)          (20,886,617)
                                                      -------------
NET ASSETS--100.0%                                    $ 238,327,432
                                                      =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $61,955,414 and gross depreciation of $7,791,197 for federal income tax purposes. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $205,049,832.
(b)  Non-income producing.

16                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000

ASSETS
Investment securities at value
  (Identified cost $204,783,832)                              $  259,214,049
Cash                                                                   6,740
Receivables
  Investment securities sold                                       2,246,071
  Dividends and interest                                             133,976
  Fund shares sold                                                    30,193
Prepaid expenses                                                       2,707
                                                              --------------
    Total assets                                                 261,633,736
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 22,842,711
  Fund shares repurchased                                            128,050
  Investment advisory fee                                            138,364
  Distribution fee                                                    51,521
  Transfer agent fee                                                  44,410
  Financial agent fee                                                 19,653
  Trustees' fee                                                       12,559
Accrued expenses                                                      69,036
                                                              --------------
    Total liabilities                                             23,306,304
                                                              --------------
NET ASSETS                                                    $  238,327,432
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 159,999,268
Accumulated net realized gain                                     23,897,947
Net unrealized appreciation                                       54,430,217
                                                              --------------
NET ASSETS                                                    $  238,327,432
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $234,984,786)                                       23,994,234
Net asset value per share                                              $9.79
Offering price per share $9.79/(1-5.75%)                              $10.39
CLASS B
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $3,342,646)                                            360,643
Net asset value and offering price per share                           $9.27

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME
Dividends                                                     $    1,768,478
Interest                                                             371,646
Foreign taxes withheld                                                (5,819)
                                                              --------------
    Total investment income                                        2,134,305
                                                              --------------
EXPENSES
Investment advisory fee                                            1,581,392
Distribution fee, Class A                                            557,049
Distribution fee, Class B                                             30,935
Financial agent fee                                                  217,453
Transfer agent                                                       263,837
Printing                                                              38,050
Professional                                                          27,958
Trustees                                                              24,631
Registration                                                          22,795
Custodian                                                             17,492
Miscellaneous                                                         12,343
                                                              --------------
    Total expenses                                                 2,793,935
                                                              --------------
NET INVESTMENT LOSS                                                 (659,630)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   47,864,059
Net change in unrealized appreciation (depreciation) on
  investments                                                      9,843,515
                                                              --------------
NET GAIN ON INVESTMENTS                                           57,707,574
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   57,047,944
                                                              ==============

                       See Notes to Financial Statements                      17

Phoenix-Seneca Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            4/30/00       4/30/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $   (659,630) $   (414,880)
  Net realized gain (loss)                  47,864,059     8,800,896
  Net change in unrealized appreciation
    (depreciation)                           9,843,515    22,526,413
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               57,047,944    30,912,429
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (30,911,648)  (14,338,287)
  Net realized gains, Class B                 (444,344)     (184,555)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (31,355,992)  (14,522,842)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (526,390
    and 776,243 shares, respectively)        5,149,295     6,205,793
  Net asset value of shares issued from
    reinvestment of distributions
    (2,479,898 and 1,318,749 shares,
    respectively)                           23,274,864    10,444,800
  Cost of shares repurchased (2,156,498
    and 3,121,846 shares, respectively)    (20,610,990)  (25,370,488)
                                          ------------  ------------
Total                                        7,813,169    (8,719,895)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (100,517
    and 113,886 shares, respectively)          923,422       896,049
  Net asset value of shares issued from
    reinvestment of distributions
    (46,105 and 20,248 shares,
    respectively)                              412,196       154,289
  Cost of shares repurchased (105,845
    and 77,292 shares, respectively)          (979,088)     (601,028)
                                          ------------  ------------
Total                                          356,530       449,310
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                       8,169,699    (8,270,585)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     33,861,651     8,119,002
NET ASSETS
  Beginning of period                      204,465,781   196,346,779
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $238,327,432  $204,465,781
                                          ============  ============

18                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS A
                                          ------------------------------------------------------------------
                                                                 YEAR ENDED APRIL 30,
                                          ------------------------------------------------------------------
                                            2000               1999           1998         1997         1996
Net asset value, beginning of period       $  8.72    $        8.04      $    6.89    $    8.81    $    7.40
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)            (0.03)           (0.02)         (0.04)       (0.03)       (0.04)
  Net realized and unrealized gain
    (loss)                                    2.46             1.33           2.82        (0.90)        2.34
                                           -------    -------------      ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS        2.43             1.31           2.78        (0.93)        2.30
                                           -------    -------------      ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income          --               --             --           --           --
  Dividends from net realized gains          (1.36)           (0.63)         (1.63)       (0.94)       (0.89)
  In excess of net realized gains               --               --             --        (0.05)          --
                                           -------    -------------      ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                    (1.36)           (0.63)         (1.63)       (0.99)       (0.89)
                                           -------    -------------      ---------    ---------    ---------
Change in net asset value                     1.07             0.68           1.15        (1.92)        1.41
                                           -------    -------------      ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD             $  9.79    $        8.72      $    8.04    $    6.89    $    8.81
                                           =======    =============      =========    =========    =========
Total return(1)                              28.97 %          17.08 %        44.66 %     (12.19)%      32.86 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $234,985         $201,789       $194,296     $163,396     $213,600
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.23 %           1.24 %(3)      1.18 %       1.23 %       1.25 %
  Net investment income (loss)               (0.28)%          (0.21)%        (0.55)%      (0.39)%      (0.53)%
Portfolio turnover                             124 %            143 %          371 %        412 %        302 %

                                                                       CLASS B
                                          ------------------------------------------------------------------
                                                                 YEAR ENDED APRIL 30,
                                          ------------------------------------------------------------------
                                            2000               1999           1998         1997         1996
Net asset value, beginning of period       $  8.37    $        7.80      $    6.77    $    8.73    $    7.39
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)            (0.09)           (0.08)         (0.10)       (0.09)       (0.10)
  Net realized and unrealized gain
    (loss)                                    2.35             1.28           2.76        (0.88)        2.33
                                           -------    -------------      ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS        2.26             1.20           2.66        (0.97)        2.23
                                           -------    -------------      ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income          --               --             --           --           --
  Dividends from net realized gains          (1.36)           (0.63)         (1.63)       (0.94)       (0.89)
  In excess of net realized gains               --               --             --        (0.05)          --
                                           -------    -------------      ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                    (1.36)           (0.63)         (1.63)       (0.99)       (0.89)
                                           -------    -------------      ---------    ---------    ---------
Change in net asset value                     0.90             0.57           1.03        (1.96)        1.34
                                           -------    -------------      ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD             $  9.27    $        8.37      $    7.80    $    6.77    $    8.73
                                           =======    =============      =========    =========    =========
Total return(1)                              28.11 %          16.18 %        43.58 %     (12.79)%      31.92 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $ 3,343    $       2,677      $   2,051    $   1,666    $   1,348
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.98 %           1.99 %(3)      1.93 %       1.98 %       2.06 %
  Net investment income (loss)               (1.03)%          (0.97)%        (1.30)%      (1.15)%      (1.18)%
Portfolio turnover                             124 %            143 %          371 %        412 %        302 %

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Computed using average shares outstanding.
(3) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      19

PHOENIX-SENECA STRATEGIC THEME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA AND RON JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation. The Fund may invest in smaller capitalization stocks, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 2000, Class A shares rose 53.26%, Class B shares gained 52.03% and Class C shares were up 52.09%. These returns far surpassed the 10.34% one-year return for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: Seneca's emphasis on companies with strong earnings growth and solid fundamentals led to our above-market results. Good stock selection within the technology sector was the primary contributor to performance. Technology-based companies like Corning, Nokia and Teradyne all produced excellent results. Our overweighting in semiconductor stocks such as Applied Materials was one of our strongest themes.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS?

A: The near ubiquitous media coverage of the stock market that we have witnessed recently has created, in our view, a perilous "bubble" in many tech and biotech stocks. The mania, however, does not invalidate the extraordinary business revolution now unfolding. The last 10 years have delivered the most robust and most consistent profit growth ever in U.S. history. Analysts expect further earnings growth this year and next. Productivity has soared, even as inflation has plateaued at a low level.

    Corporations operate far more efficiently than they have in the past and continue to reinvent themselves in response to tough global competition and the challenges of newer and faster technology. The American work force is undergoing a similar transformation toward job mobility, constant retraining and profit-linked compensation arrangements. The climate for investing in the U.S. has benefited further from the amazing reversal in the federal budget from deficit to surplus. These important structural changes bode well for growth and investment prosperity. The long-term economic and market outlook is excellent, in our opinion.

    In the short term, however, the froth and leverage in the market poses risks of furious price swings and uncontrollable death spirals of the most ridiculously priced stocks. With the market vulnerable to ongoing Federal Reserve tightening, no particular catalyst is required to set off a panic.

    We believe the combination of an unfriendly Federal Reserve and massive overvaluation in some sectors could potentially result in serious losses for

(1) THE S&P 500 INDEX MEASURES STOCK MARKET PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

many investors this year. A severe correction in the most hyped and least credible stocks need not infect good companies if Federal Reserve policy is careful and deliberate. Should the Federal Reserve successfully engineer a soft landing for the economy rather than a crash landing, damage in the stock market will be contained. We believe this is the most likely outcome. An overall market advance should be achievable this year.

    There will, however, be considerable pain as the mania unfolds. Seneca believes the key to good performance will be sensible stock selection and careful portfolio construction. We will continue to thoroughly research companies, include them in portfolios in prudent proportions and monitor them diligently.

                                                                    MAY 17, 2000

Phoenix-Seneca Strategic Theme Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/00

                                         INCEPTION    INCEPTION
                                1 YEAR  TO 4/30/00      DATE
                                ------  -----------  -----------
Class A Shares at NAV(2)        53.26%       32.99%    10/16/95
Class A Shares at POP(3)        44.45        31.27     10/16/95
Class B Shares at NAV(2)        52.03        32.01     10/16/95
Class B Shares with CDSC(4)     48.03        31.85     10/16/95
Class C Shares at NAV(2)        52.09        41.20      11/3/97
Class C Shares with CDSC(4)     52.09        41.20      11/3/97
S&P 500 Index(7)                10.34       Note 5       Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase.
     CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 24.47% for Class A and Class B (since 10/16/95) and 20.95% for Class C (since 11/3/97).
(6) This chart illustrates POP returns on Class A and Class B Shares since 10/16/95. Returns on Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX STRATEGIC THEME  PHOENIX STRATEGIC THEME    S&P
           FUND CLASS A(6)          FUND CLASS B(6)        500
                                                         INDEX(7)
10/95                   $9,425                  $10,000   $10,000
96                     $11,677                  $12,341   $11,356
97                     $11,376                  $11,933   $14,219
98                     $15,497                  $16,131   $20,086
99                     $22,457                  $23,225   $24,468
00                     $34,417                  $35,308   $26,999

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              60%
Energy                   14
Consumer Staples          6
Financials                5
Capital Goods             4
Communication Services    4
Health-Care               4
Other                     3

Phoenix-Seneca Strategic Theme Fund

  TEN LARGEST EQUITY HOLDINGS AT APRIL 30, 2000 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)

    1.  EchoStar Communications Corp.                                  5.2%
        PROVIDER OF DBS (DIRECT BROADCAST SATELLITES) SERVICES AND PRODUCTS
    2.  Nokia Oyj Sponsored ADR (Finland)                              4.7%
        LEADING TELECOMMUNICATIONS EQUIPMENT PROVIDER
    3.  Applied Materials, Inc.                                        4.6%
        SEMICONDUCTOR EQUIPMENT AND MATERIAL SUPPLIER
    4.  Fairchild Semiconductor International Class A                  4.6%
        SEMICONDUCTOR AND INTEGRATED CIRCUIT MANUFACTURER
    5.  Teradyne, Inc.                                                 4.5%
        ELECTRONIC SYSTEM AND SOFTWARE MANUFACTURER
    6.  Corning, Inc.                                                  4.4%
        SPECIALTY TECHNOLOGY-BASED MANUFACTURER
    7.  Intel Corp.                                                    4.3%
        SEMICONDUCTOR CHIPS AND MEMORY CIRCUIT MANUFACTURER
    8.  Sun Microsystems, Inc.                                         4.1%
        PROVIDER OF SERVICES AND SUPPORT SOLUTIONS FOR NETWORK COMPUTING
        ENVIRONMENTS
    9.  LSI Logic Corp.                                                4.0%
        MANUFACTURER OF HIGH-PERFORMANCE CIRCUITS
   10.  Nortel Networks Corp. (Canada)                                 4.0%
        GLOBAL SUPPLIER OF TELEPHONE NETWORK SOLUTIONS AND SERVICES

                         INVESTMENTS AT APRIL 30, 2000

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--90.5%
BIOTECHNOLOGY--3.6%
MedImmune, Inc.(b)......................       178,130  $ 28,489,667

BROADCASTING (TELEVISION, RADIO & CABLE)--6.2%
AMFM, Inc.(b)...........................       120,510     7,998,851
EchoStar Communications Corp.(b)........       642,400    40,912,850
                                                        ------------
                                                          48,911,701
                                                        ------------
COMMUNICATIONS EQUIPMENT--6.8%
General Motors Corp. Class H(b).........       233,500    22,488,969
Metricom, Inc.(b).......................       157,670     4,424,614
Motorola, Inc...........................       218,960    26,069,925
                                                        ------------
                                                          52,983,508
                                                        ------------
COMPUTERS (HARDWARE)--10.5%
Alteon Websystems, Inc.(b)..............       188,220    12,798,960
Copper Mountain Networks, Inc.(b).......       221,670    18,481,736
Extreme Networks, Inc.(b)...............       334,660    19,284,782
Sun Microsystems, Inc.(b)...............       346,010    31,811,294
                                                        ------------
                                                          82,376,772
                                                        ------------

COMPUTERS (SOFTWARE & SERVICES)--3.5%
Liberate Technologies, Inc.(b)..........       167,000     6,533,875
Mercury Interactive Corp.(b)............       205,000    18,450,000
Vignette Corp.(b).......................        53,730     2,589,114
                                                        ------------
                                                          27,572,989
                                                        ------------

                                               SHARES      VALUE
                                              --------  ------------

ELECTRONICS (SEMICONDUCTORS)--14.9%
Analog Devices, Inc.(b).................       196,000  $ 15,055,250
Fairchild Semiconductor Corp. Class
A(b)....................................       760,900    36,142,750
Intel Corp..............................       266,540    33,800,604
LSI Logic Corp.(b)......................       500,770    31,298,125
                                                        ------------
                                                         116,296,729
                                                        ------------

EQUIPMENT (SEMICONDUCTORS)--15.4%
Applied Materials, Inc.(b)..............       356,650    36,311,428
KLA-Tencor Corp.(b).....................       376,440    28,185,945
Lam Research Corp.(b)...................       450,000    20,643,750
Teradyne, Inc.(b).......................       319,200    35,112,000
                                                        ------------
                                                         120,253,123
                                                        ------------

FINANCIAL (DIVERSIFIED)--2.6%
Citigroup, Inc..........................       142,650     8,478,759
Morgan Stanley Dean Witter & Co.........       150,600    11,558,550
                                                        ------------
                                                          20,037,309
                                                        ------------

INSURANCE (PROPERTY-CASUALTY)--2.4%
MGIC Investment Corp....................       399,240    19,088,663

MANUFACTURING (DIVERSIFIED)--4.4%
Corning, Inc............................       173,890    34,343,275

OIL & GAS (DRILLING & EQUIPMENT)--14.1%
Grant Prideco, Inc......................       387,970     7,468,423
Halliburton Co..........................       627,800    27,740,913
Nabors Industries, Inc.(b)..............       775,750    30,593,641

                       See Notes to Financial Statements                      23

Phoenix-Seneca Strategic Theme Fund

                                               SHARES      VALUE
                                              --------  ------------
OIL & GAS (DRILLING & EQUIPMENT)--CONTINUED
Rowan Companies, Inc.(b)................       890,000  $ 24,864,375
Weatherford International, Inc.(b)......       487,970    19,823,781
                                                        ------------
                                                         110,491,133
                                                        ------------

PAPER & FOREST PRODUCTS--0.6%
Smurfit-Stone Container Corp.(b)........       329,350     5,022,588

SERVICES (COMMERCIAL & CONSUMER)--1.1%
Crown Castle International Corp.(b).....       223,200     8,565,300

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--4.4%
Nextel Communications, Inc. Class
A(b)....................................       196,100    21,460,694
Nextel Partners, Inc. Class A(b)........        41,100       901,631
Sprint Corp. (PCS Group)(b).............       216,000    11,880,000
                                                        ------------
                                                          34,242,325
                                                        ------------
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $523,601,425)                           708,675,082
- --------------------------------------------------------------------

FOREIGN COMMON STOCKS--8.7%
COMMUNICATIONS EQUIPMENT--8.7%
Nokia Oyj Sponsored ADR (Finland).......       651,600    37,059,750
Nortel Networks Corp. (Canada)..........       274,630    31,101,847
                                                        ------------
                                                          68,161,597
                                                        ------------
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $45,784,932)                             68,161,597
- --------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.2%
(IDENTIFIED COST $569,386,357)                           776,836,679
- --------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)      VALUE
                                ------------  -------  ------------
SHORT-TERM OBLIGATIONS--4.5%

COMMERCIAL PAPER--4.5%
Koch Industries, Inc. 6.04%,
5/1/00........................      A-1+      $16,710  $ 16,710,000
Marsh USA 6%, 5/8/00..........      A-1+        4,245     4,240,047
Schering Corp. 6%, 5/11/00....      A-1+        3,500     3,494,167

American Home Products Corp.
6.02%, 5/12/00................      A-1         4,765     4,756,235

Lexington Parker Capital Co.
LLC 6.08%, 5/15/00............      A-1         2,000     1,993,031

Special Purpose Accounts
Receivable Cooperative Corp.
6.05%, 5/17/00................      A-1         1,000       997,436

Associates Corporation of
North America 6.01%,
5/25/00.......................      A-1         3,500     3,485,977
                                                       ------------
                                                         35,676,893
                                                       ------------
- -------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $35,676,767)                            35,676,893
- -------------------------------------------------------------------

TOTAL INVESTMENTS--103.7%
(IDENTIFIED COST $605,063,124)                          812,513,572(a)
Cash and receivables, less liabilities--(3.7%)          (29,269,074)
                                                       ------------
NET ASSETS--100.0%                                     $783,244,498
                                                       ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $258,734,158 and gross depreciation of $53,908,947 for federal income tax purposes. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $607,688,361.
(b)  Non-income producing.

24                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000

ASSETS
Investment securities at value
  (Identified cost $605,063,124)                              $  812,513,572
Cash                                                                   2,396
Receivables
  Fund shares sold                                                   580,987
  Dividends and interest                                              22,824
Prepaid expenses                                                       6,573
                                                              --------------
    Total assets                                                 813,126,352
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 27,766,813
  Fund shares repurchased                                          1,010,400
  Investment advisory fee                                            465,573
  Distribution fee                                                   251,502
  Transfer agent fee                                                 181,834
  Financial agent fee                                                 31,436
  Trustees' fee                                                       16,807
Accrued expenses                                                     157,489
                                                              --------------
    Total liabilities                                             29,881,854
                                                              --------------
NET ASSETS                                                    $  783,244,498
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  514,706,221
Accumulated net realized gain                                     61,087,829
Net unrealized appreciation                                      207,450,448
                                                              --------------
NET ASSETS                                                    $  783,244,498
                                                              ==============
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $620,919,028)                                       27,449,595
Net asset value per share                                             $22.62
Offering price per share $22.62/(1-5.75%)                             $24.00
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $157,169,172)                                        7,241,855
Net asset value per share and offering per share                      $21.70
CLASS C
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $5,156,298)                                            237,541
Net asset value per share and offering per share                      $21.71

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME
Dividends                                                     $    1,003,622
Interest                                                             684,800
Foreign taxes withheld                                               (23,652)
                                                              --------------
    Total investment income                                        1,664,770
                                                              --------------
EXPENSES
Investment advisory fee                                            2,319,786
Distribution fee, Class A                                            501,517
Distribution fee, Class B                                          1,066,872
Distribution fee, Class C                                             20,108
Financial agent fee                                                  234,601
Transfer agent fee                                                   486,982
Printing                                                              50,111
Registration                                                          37,381
Professional                                                          31,613
Trustees                                                              29,138
Custodian                                                             20,115
Miscellaneous                                                          9,051
                                                              --------------
    Total expenses                                                 4,807,275
    Custodian fees paid indirectly                                    (3,701)
                                                              --------------
    Net expenses                                                   4,803,574
                                                              --------------
NET INVESTMENT LOSS                                               (3,138,804)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   95,521,350
Net change in unrealized appreciation (depreciation) on
  investments                                                    (58,060,755)
                                                              --------------
NET GAIN ON INVESTMENTS                                           37,460,595
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   34,321,791
                                                              ==============

                       See Notes to Financial Statements                      25

Phoenix-Seneca Strategic Theme Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            4/30/00       4/30/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (3,138,804) $ (1,592,337)
  Net realized gain (loss)                  95,521,350    18,354,872
  Net change in unrealized appreciation
    (depreciation)                         (58,060,755)   38,225,117
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               34,321,791    54,987,652
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (26,637,803)   (6,923,924)
  Net realized gains, Class B              (20,732,140)   (5,772,230)
  Net realized gains, Class C                 (373,094)      (28,108)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (47,743,037)  (12,724,262)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (4,564,985 and 3,919,529 shares,
    respectively)                           93,227,507    64,808,215
  Net asset value of shares issued from
    Phoenix-Seneca Mid Cap Fund merger
    (19,654,306 and 0 shares,
    respectively) (See Note 6)             510,230,512            --
  Net asset value of shares issued from
    reinvestment of distributions
    (1,381,459 and 419,976 shares,
    respectively)                           25,705,072     6,560,032
  Cost of shares repurchased (4,070,380
    and 4,982,395 shares, respectively)    (83,306,119)  (76,814,571)
                                          ------------  ------------
Total                                      545,856,972    (5,446,324)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (985,214
    and 819,204 shares, respectively)       19,346,429    13,391,640
  Net asset value of shares issued from
    Phoenix-Seneca Mid Cap Fund merger
    (1,280,671 and 0 shares,
    respectively) (See Note 6)              31,929,692            --
  Net asset value of shares issued from
    reinvestment of distributions
    (1,071,260 and 329,762 shares,
    respectively)                           19,241,688     5,028,874
  Cost of shares repurchased (868,154
    and 1,286,009 shares, respectively)    (17,020,407)  (18,585,029)
                                          ------------  ------------
Total                                       53,497,402      (164,515)
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (196,187
    and 36,724 shares, respectively)         4,015,847       589,799
  Net asset value of shares issued from
    reinvestment of distributions
    (18,431 and 1,354 shares,
    respectively)                              332,457        20,648
  Cost of shares repurchased (15,485 and
    19,484 shares, respectively)              (287,819)     (266,095)
                                          ------------  ------------
Total                                        4,060,485       344,352
                                          ------------  ------------
CLASS M
  Cost of shares repurchased (0 and
    16,288 shares, respectively)                    --      (223,551)
                                          ------------  ------------
Total                                               --      (223,551)
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     603,414,859    (5,490,038)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    589,993,613    36,773,352
NET ASSETS
  Beginning of period                      193,250,885   156,477,533
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $783,244,498  $193,250,885
                                          ============  ============

26                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                                  ----------------------------------------------------------------
                                                                                                          FROM
                                                               YEAR ENDED APRIL 30                      INCEPTION
                                                  ---------------------------------------------        10/16/95 TO
                                                      2000         1999        1998        1997          4/30/96
Net asset value, beginning of period              $  18.22     $  13.70     $ 12.03     $ 12.37          $ 10.00
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)(5)                    (0.16)       (0.11)      (0.04)       0.06             0.00(1)
  Net realized and unrealized gain (loss)             8.69         6.03        4.03       (0.38)            2.39
                                                  --------     --------     -------     -------          -------
      TOTAL FROM INVESTMENT OPERATIONS                8.53         5.92        3.99       (0.32)            2.39
                                                  --------     --------     -------     -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income                  --           --          --       (0.01)              --
  Dividends from net realized gains                  (4.13)       (1.40)      (2.29)         --               --
  In excess of net investment income                    --           --       (0.03)         --               --
  In excess of net realized gains                       --           --          --       (0.01)              --
  Tax return of capital                                 --           --          --          --            (0.02)
                                                  --------     --------     -------     -------          -------
      TOTAL DISTRIBUTIONS                            (4.13)       (1.40)      (2.32)      (0.02)           (0.02)
                                                  --------     --------     -------     -------          -------
Change in net asset value                             4.40         4.52        1.67       (0.34)            2.37
                                                  --------     --------     -------     -------          -------
NET ASSET VALUE, END OF PERIOD                    $  22.62     $  18.22     $ 13.70     $ 12.03          $ 12.37
                                                  ========     ========     =======     =======          =======
Total return(2)                                     53.26%       44.91%      36.22%      (2.57)%           23.89%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $620,919     $107,871     $89,884     $77,827          $33,393

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.29%(7)     1.38%(7)    1.33%       1.40%             1.40%(3)
  Net investment income (loss)                      (0.77)%      (0.72)%     (0.26)%      0.49%            (0.09)%(3)
Portfolio turnover                                    157%         205%        618%        532%              175%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5)  Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      27

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS B
                                                  ---------------------------------------------------------------
                                                                                                         FROM
                                                              YEAR ENDED APRIL 30                      INCEPTION
                                                  --------------------------------------------        10/16/95 TO
                                                      2000        1999        1998        1997          4/30/96
Net asset value, beginning of period              $  17.75     $ 13.46     $ 11.91     $ 12.33          $ 10.00
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)(5)                    (0.28)      (0.22)      (0.14)      (0.03)           (0.06)(1)
  Net realized and unrealized gain (loss)             8.36        5.91        3.98       (0.38)            2.40
                                                  --------     -------     -------     -------          -------
      TOTAL FROM INVESTMENT OPERATIONS                8.08        5.69        3.84(5)    (0.41)            2.34
                                                  --------     -------     -------     -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income                  --          --          --          --               --
  Dividends from net realized gains                  (4.13)      (1.40)      (2.29)         --               --
  In excess of net investment income                    --          --          --          --               --
  In excess of net realized gains                       --          --          --       (0.01)              --
  Tax return of capital                                 --          --          --          --            (0.01)
                                                  --------     -------     -------     -------          -------
      TOTAL DISTRIBUTIONS                            (4.13)      (1.40)      (2.29)      (0.01)           (0.01)
                                                  --------     -------     -------     -------          -------
Change in net asset value                             3.95        4.29        1.55       (0.42)            2.33
                                                  --------     -------     -------     -------          -------
NET ASSET VALUE, END OF PERIOD                    $  21.70     $ 17.75     $ 13.46     $ 11.91          $ 12.33
                                                  ========     =======     =======     =======          =======
Total return(2)                                     52.03%      43.98%      35.18%      (3.31)%           23.41%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $157,169     $84,698     $66,107     $49,843          $11,920

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 2.04%(7)    2.13%(7)    2.08%       2.15%             2.16%(3)
  Net investment income (loss)                      (1.47)%     (1.48)%     (1.02)%     (0.23)%           (1.06)%(3)
Portfolio turnover                                    157%        205%        618%        532%              175%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5)  Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

28                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 CLASS C
                                                  -------------------------------------
                                                                                FROM
                                                  YEAR ENDED APRIL 30        INCEPTION
                                                  -------------------        11/3/97 TO
                                                     2000        1999         4/30/98
Net asset value, beginning of period              $17.75      $13.47           $14.93
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)(4)                  (0.29)      (0.22)           (0.05)
  Net realized and unrealized gain (loss)           8.38        5.90             0.88
                                                  ------      ------           ------
      TOTAL FROM INVESTMENT OPERATIONS              8.09        5.68             0.83
                                                  ------      ------           ------
LESS DISTRIBUTIONS
  Dividends from net realized gains                (4.13)      (1.40)           (2.29)
                                                  ------      ------           ------
      TOTAL DISTRIBUTIONS                          (4.13)      (1.40)           (2.29)
                                                  ------      ------           ------
Change in net asset value                           3.96        4.28            (1.46)
                                                  ------      ------           ------
NET ASSET VALUE, END OF PERIOD                    $21.71      $17.75           $13.47
                                                  ======      ======           ======
Total return(1)                                    52.09%      43.87%            7.92%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $5,156        $682             $267

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                2.04%(6)    2.13%(6)         2.08%(2)
  Net investment income (loss)                     (1.53)%     (1.47)%          (0.87)%(2)
Portfolio turnover                                   157%        205%             618%(3)

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      29

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Strategic Equity Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Each Fund has distinct investment objectives. The Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the adviser believes have long-term investment potential. The Growth Fund (formerly Equity Opportunities) seeks to achieve long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. The Strategic Theme Fund seeks long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

  Each Fund offers both Class A and Class B shares. The Strategic Theme Fund also offers Class C shares. Class M shares have been closed. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge was 4.75% Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (CONTINUED)

G. OPTIONS:

  The Trust may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Trust may purchase options which are included in the Trust's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund.

                                      1st $1      $1-2       $2+
Fund                                 Billion    Billion    Billion
- ----                                 --------   --------   --------
Small Cap Fund.....................   0.75%      0.70%      0.65%
Growth Fund........................   0.70%      0.65%      0.60%
Strategic Theme Fund...............   0.75%      0.70%      0.65%

  Seneca Capital Management LLC ("Seneca") serves as subadviser to PIC for the Growth Fund and Strategic Theme Fund. For its services, Seneca is paid a fee by PIC ranging from 0.35% to 0.20% of the average daily net assets of the Equity Opportunities Fund. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect majority-owned subsidiary of PHL.

  Roger Engemann & Associates, Inc. ("REA") serves as subadviser to PIC for the Small Cap Fund. For its services, REA is paid a fee by the Adviser ranging from 0.375% to 0.20% of the average daily net assets of the Small Cap Fund. REA is a wholly owned subsidiary of Pasadena Capital Corporation which in turn is a wholly owned subsidiary of PXP.

  As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Trust that it retained net selling commissions of $71,696 for Class A shares and deferred sales charges of $479,045 for Class B shares and $1,947 for Class C shares, for the year ended April 30, 2000. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and, prior to closing, 0.50% for Class M shares applied to the average daily net assets of each Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Trust that of the total amount expensed for the year ended April 30, 2000, $2,074,317 was earned by the Distributor, $1,505,192 was earned by unaffiliated participants and $177,556 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 2000, transfer agent fees were $1,359,659 of which PEPCO retained $558,243 which is net of the fees paid to State Street.

  At April 30, 2000, PHL and its affiliates held shares of the Trust as follows:

                                                      Aggregate
                                                      Net Asset
                                            Shares      Value
                                           --------   ---------
Growth Fund--Class A.....................      191    $  1,870
Growth Fund--Class B.....................   29,391     272,455

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities (excluding short-term securities and options) for the year ended April 30, 2000, aggregated the following:

                                    Purchases        Sales
                                   ------------   ------------
Small Cap Fund...................  $308,147,162   $371,665,784
Growth Fund......................   271,466,234    294,791,414
Strategic Theme Fund.............   524,816,230    483,186,391

  There were no purchases or sales of long-term U.S. Government securities.

4. CAPITAL LOSS CARRYOVERS

  For the fiscal year ended April 30, 2000, the Small Cap Fund had losses of $23,761,798 deferred in the prior year which were utilized in the current year.

5. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of each of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                          Undistributed   Accumulated
                                          net investment  net realized
                                              income      gain (loss)
                                          --------------  ------------
Small Cap Fund..........................    $4,279,400    $(4,279,400)
Growth Fund.............................       659,630       (659,630)
Strategic Theme Fund....................     3,138,804     (3,138,804)

6. OTHER

  On March 10, 2000, the Phoenix-Seneca Strategic Theme Fund ("Strategic Theme") acquired all of the net assets of the Phoenix-Seneca Mid Cap Fund ("Mid Cap") pursuant to an Agreement and Plan of Reorganization approved by Mid Cap shareholders on February 25, 2000. The acquisition was accomplished by a tax-free exchange of 19,654,306 Class A shares of Strategic Theme and 1,280,671 Class B shares of Strategic Theme (valued at $510,230,512 and $31,929,692, respectively) for 18,014,460 Class A shares of Mid Cap and 1,214,380 Class B shares of Mid Cap outstanding on March 10, 2000. Mid Cap's net assets at that date of $542,160,204, including $217,805,454 of unrealized appreciation or depreciation were combined with those of Strategic Theme. The aggregate net assets of Strategic Theme immediately after the merger were $902,270,416.

7. SUBSEQUENT EVENT

  On May 12, 2000, the Phoenix-Seneca Equity Opportunities Fund (the "Acquiring Fund") acquired the assets and liabilities of the Phoenix-Seneca Growth Fund (the "Acquired Fund") pursuant to a plan of reorganization approved by its shareholders on April 28, 2000. The acquisition was accomplished by a tax-free exchange of shares of the Acquiring Fund in an amount equal to the outstanding shares of the Acquired Fund. Effective May 12, 2000, the Acquiring Fund was renamed the Phoenix-Seneca Growth Fund. For financial reporting purposes the historical results of the Acquired Fund will survive.

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended April 30, 2000, the following funds distributed long-term capital gains dividends.

Growth Fund..............         $ 8,258,969
Strategic Theme Fund.....          18,808,485

This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]

To the Trustees and Shareholders of
Phoenix Strategic Equity Series Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Engemann Small Cap Fund, Phoenix-Seneca Growth Fund (formerly Phoenix-Seneca Equity Opportunities Fund), and Phoenix-Seneca Strategic Theme Fund (constituting separate series of the Phoenix Strategic Equity Series Fund, hereinafter referred to as the "Trust") at April 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 1, 2000

PHOENIX STRATEGIC EQUITY SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President
Steven L. Colton, Vice President
Robert S. Driessen, Vice President
Ron K. Jacks, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
Michael Kearney, Vice President
John S. Tilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary
Nancy J. Engberg, Assistant Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200
                                                           PRSRT STD
                                                          U.S. Postage
                                                             PAID
                                                            Andrew
                                                           Associates
[LOGO]



For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
www.phoenixinvestments.com




PXP 744 (6/00)

                            The Semiannual Report of

                      Phoenix-Strategic Equity Series Fund

                for the six-month period ended October 31, 2000

Phoenix Investment Partners

SEMIANNUAL REPORT

OCTOBER 31, 2000

ENGEMANN

- -SENECA-

[LOGO]

Phoenix-Engemann
Small Cap Fund

Phoenix-Seneca
Growth Fund

Phoenix-Seneca
Strategic Theme Fund

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

  We are pleased to provide this semiannual financial summary for the Phoenix Strategic Equity Series for the six months ended October 31, 2000.

  If you have any questions, please call your financial advisor or a customer service representative at 1-800-243-1574 between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
OCTOBER 31, 2000

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Engemann Small Cap Fund...........................................     3
Phoenix-Seneca Growth Fund................................................     9
Phoenix-Seneca Strategic Theme Fund.......................................    15
Notes to Financial Statements.............................................    22

PHOENIX-ENGEMANN SMALL CAP FUND

                        INVESTMENTS AT OCTOBER 31, 2000
                                  (UNAUDITED)

                                                  SHARES      VALUE
                                                 --------  ------------
COMMON STOCKS--88.3%

AIR FREIGHT--0.8%
Expeditors International of Washington,
Inc........................................        50,000  $  2,593,750

BIOTECHNOLOGY--6.0%
Aviron(b)..................................        65,000     4,249,375
COR Therapeutics, Inc.(b)..................       102,000     5,763,000
Coulter Pharmaceutical, Inc.(b)............        30,000     1,149,375
Idec Pharmaceuticals Corp.(b)..............        36,200     7,099,725
Pharmacyclics, Inc.(b).....................        30,000     1,614,375
                                                           ------------
                                                             19,875,850
                                                           ------------
CHEMICALS (SPECIALTY)--0.1%
Eden Bioscience Corp.(b)...................         4,650       176,119

COMMUNICATIONS EQUIPMENT--2.0%
Avici Systems, Inc.(b).....................        29,960     1,299,515
Elastic Networks, Inc.(b)..................        69,960       432,877
Endwave Corporation........................        11,200       161,000
McData Corp. Class B(b)....................        35,250     2,938,418
Metawave Communications Corp.(b)...........        65,500       867,875
Vina Technologies, Inc.(b).................       105,750       938,531
                                                           ------------
                                                              6,638,216
                                                           ------------
COMPUTERS (HARDWARE)--1.3%
Cosine Communications, Inc.(b).............        43,725     1,445,658
JNI Corp.(b)...............................        33,120     2,949,750
                                                           ------------
                                                              4,395,408
                                                           ------------

COMPUTERS (PERIPHERALS)--2.9%
NYFIX, Inc.(b).............................       244,000     9,638,000
COMPUTERS (SOFTWARE & SERVICES)--18.6%
Agile Software Corp.(b)....................        64,400     4,854,150
Aspsecure.com Corp.(b).....................       180,000       585,000
BEA Systems, Inc.(b).......................       225,000    16,143,750
C-bridge Internet Solutions, Inc.(b).......        59,000       870,250
Commerce One, Inc.(b)......................        90,000     5,776,875
Extensity, Inc.(b).........................       100,500     1,281,375
Informax, Inc.(b)..........................         4,420       122,931
Interwoven, Inc.(b)........................        60,000     6,045,000
Keynote Systems, Inc.(b)...................       103,000     2,472,000
LivePerson, Inc.(b)........................       208,000       481,000
Opnet Technologies, Inc.(b)................        29,375     1,026,289

                                                  SHARES      VALUE
                                                 --------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
Peregrine Systems, Inc.(b).................       220,000  $  5,280,000
Precise Software Solutions Ltd.(b).........        71,000     1,624,125
Predictive Systems, Inc.(b)................        90,000     1,248,750
PurchasePro.com, Inc.(b)...................       101,000     2,727,000
Retek, Inc.(b).............................        20,000       788,750
Silverstream Software, Inc.(b).............        31,000       697,500
Software Technologies Corp.(b).............       150,000     2,550,000
StorageNetworks, Inc.(b)...................        24,000     1,522,500
Synquest, Inc.(b)..........................       117,500     1,946,094
Ulticom, Inc.(b)...........................        62,825     2,999,894
Vastera, Inc.(b)...........................        46,460       824,665
                                                           ------------
                                                             61,867,898
                                                           ------------

CONSUMER FINANCE--3.1%
Metris Cos., Inc...........................       320,000    10,360,000

ELECTRIC COMPANIES--1.1%
Tnpc, Inc..................................       224,010     3,724,166

ELECTRICAL EQUIPMENT--0.6%
Active Power, Inc.(b)......................         5,875       223,984
PECO II, Inc...............................        46,745     1,840,584
                                                           ------------
                                                              2,064,568
                                                           ------------

ELECTRONICS (INSTRUMENTATION)--3.9%
Aurora Biosciences Corp.(b)................        19,000     1,157,812
Bruker Daltonics, Inc.(b)..................        52,875     1,810,969
Caliper Technologies(b)....................        38,000     2,142,250
Ciphergen Biosystems, Inc.(b)..............        37,430     1,160,330
Illumina, Inc.(b)..........................        39,950     1,298,375
Ixia, Inc.(b)..............................         4,480       105,000
Rudolph Technologies, Inc.(b)..............       140,000     5,460,000
                                                           ------------
                                                             13,134,736
                                                           ------------

ELECTRONICS (SEMICONDUCTORS)--11.8%
Applied Micro Circuits Corp.(b)............       220,000    16,802,500
Elantec Semiconductor, Inc.(b).............        22,240     2,474,200
Micrel, Inc.(b)............................       180,000     8,145,000
NETsilicon, Inc.(b)........................       150,000     2,128,125
Oplink Communications, Inc.(b).............        26,810       653,494
Quicklogic Corp.(b)........................       187,000     1,659,625
Silicon Storage Technology, Inc.(b)........       100,000     2,275,000
Stanford Microdevices, Inc.(b).............        18,750       469,922

                       See Notes to Financial Statements                       3

Phoenix-Engemann Small Cap Fund

                                                  SHARES      VALUE
                                                 --------  ------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
TriQuint Semiconductor, Inc.(b)............       120,000  $  4,597,500
                                                           ------------
                                                             39,205,366
                                                           ------------

ENGINEERING & CONSTRUCTION--0.8%
SBA Communications Corp.(b)................        48,000     2,406,000
Viasource Communications, Inc.(b)..........        46,765       216,288
                                                           ------------
                                                              2,622,288
                                                           ------------
EQUIPMENT (SEMICONDUCTORS)--1.1%
Cymer, Inc.(b).............................       146,000     3,650,000
FINANCIAL (DIVERSIFIED)--2.3%
Federal Agricultural Mortgage Corp. Class
C(b).......................................       211,000     4,615,625
Pinnacle Holdings, Inc.(b).................       200,000     3,150,000
                                                           ------------
                                                              7,765,625
                                                           ------------
FOODS--0.4%
Charles River Laboratories International,
Inc.(b)....................................        48,000     1,260,000

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.2%
Inhale Therapeutic Systems, Inc.(b)........        80,000     3,980,000
Ista Pharmaceuticals, Inc.(b)..............        57,200       629,200
Large Scale Biology Corp.(b)...............         9,400       174,487
Medicines Co. (The)(b).....................        47,000     1,415,875
Pain Therapeutics, Inc.(b).................        48,000     1,029,000
Tanox, Inc.(b).............................         5,875       218,844
                                                           ------------
                                                              7,447,406
                                                           ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.6%
Affymetrix, Inc.(b)........................        35,000     1,938,125
Curon Medical, Inc.(b).....................        66,540       756,892
MiniMed, Inc.(b)...........................        60,000     4,376,250
Staar Surgical Co.(b)......................        77,840     1,089,760
Vascular Solutions, Inc.(b)................        28,800       586,800
                                                           ------------
                                                              8,747,827
                                                           ------------

HEALTH CARE (SPECIALIZED SERVICES)--1.6%
Arena Pharmaceuticals, Inc.(b).............        47,000     1,642,063
Deltagen, Inc.(b)..........................        35,250       559,594
Omnicare, Inc..............................       145,000     2,537,500
Variagenics, Inc.(b).......................        25,200       415,800
                                                           ------------
                                                              5,154,957
                                                           ------------
INVESTMENT MANAGEMENT--5.9%
Gabelli Asset Management, Inc. Class
A(b).......................................       241,500     8,694,000
Stilwell Financial, Inc....................       240,000    10,755,000
                                                           ------------
                                                             19,449,000
                                                           ------------

                                                  SHARES      VALUE
                                                 --------  ------------

LEISURE TIME (PRODUCTS)--0.9%
Meade Instruments Corp.(b).................       170,000  $  3,113,125

OIL & GAS (DRILLING & EQUIPMENT)--0.3%
Grey Wolf, Inc.(b).........................       200,000       925,000

OIL & GAS (EXPLORATION & PRODUCTION)--2.0%
Barrett Resources Corp.(b).................        55,000     2,000,625
Forest Oil Corp.(b)........................        62,000       856,375
Houston Exploration Co.(b).................        65,000     1,462,500
Louis Dreyfus Natural Gas Co...............        77,000     2,468,813
                                                           ------------
                                                              6,788,313
                                                           ------------

RESTAURANTS--2.8%
California Pizza Kitchen, Inc.(b)..........        23,500       822,500
Cheesecake Factory, Inc. (The)(b)..........       195,000     8,640,938
                                                           ------------
                                                              9,463,438
                                                           ------------

RETAIL (BUILDING SUPPLIES)--0.5%
Fastenal Co................................        28,000     1,608,250

RETAIL (DISCOUNTERS)--0.0%
99 Cents Only Stores(b)....................             2            45

RETAIL (FOOD CHAINS)--1.9%
Smart & Final, Inc.(b).....................       303,832     2,088,845
Whole Foods Market, Inc.(b)................        95,000     4,393,750
                                                           ------------
                                                              6,482,595
                                                           ------------

RETAIL (SPECIALTY)--2.3%
Cost Plus, Inc.(b).........................       270,000     7,560,000

RETAIL (SPECIALTY-APPAREL)--1.2%
Children's Place Retail Stores, Inc.
(The)(b)...................................       148,000     3,838,750

SERVICES (ADVERTISING/MARKETING)--0.2%
Women.com Networks, Inc.(b)................       455,930       669,647

SERVICES (COMMERCIAL & CONSUMER)--5.0%
Corporate Executive Board Co. (The)(b).....       175,000     8,071,875
Edison Schools, Inc.(b)....................        58,750     1,611,953
Energy Exploration Technology(b)...........       127,000     1,714,500
MIPS Technologies, Inc. Class A(b).........        90,000     3,611,250
Universal Access, Inc.(b)..................        66,300       969,638
Universal Compression Holdings.............        22,372       645,992
                                                           ------------
                                                             16,625,208
                                                           ------------

SERVICES (COMPUTER SYSTEMS)--1.1%
Sapient Corp.(b)...........................       100,000     3,556,250

SERVICES (FACILITIES & ENVIRONMENTAL)--0.4%
Tetra Tech, Inc.(b)........................        34,000     1,181,500

4                      See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                                                  SHARES      VALUE
                                                 --------  ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.6%
Winstar Communications, Inc.(b)............        96,000  $  1,872,000
- -----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $179,050,752)                              293,455,301
- -----------------------------------------------------------------------
FOREIGN COMMON STOCKS--8.4%
COMMUNICATIONS EQUIPMENT--1.8%
Research in Motion Ltd. (Canada)(b)........        60,000     6,000,000
COMPUTERS (SOFTWARE & SERVICES)--0.3%
IONA Technologies PLC ADR (Ireland)(b).....        16,000     1,052,000

ELECTRICAL EQUIPMENT--1.7%
Flextronics International Ltd.
(Singapore)(b).............................       140,000     5,320,000
Hydrogenics Corp. (Canada)(b)..............        44,860       541,124
                                                           ------------
                                                              5,861,124
                                                           ------------

ELECTRONICS (INSTRUMENTATION)--0.4%
Exfo Electro-Optical Engineering, Inc.
(Canada)(b)................................        35,100     1,338,187

ELECTRONICS (SEMICONDUCTORS)--0.8%
C-Mac Industries, Inc. (Canada)(b).........        47,000     2,608,500

INSURANCE (LIFE/HEALTH)--1.4%
London Pacific Group Ltd. ADR (United
Kingdom)...................................       322,800     4,559,550
OIL & GAS (DRILLING & EQUIPMENT)--0.2%
Precision Drilling Corp. (Canada)(b).......        25,000       715,625

OIL & GAS (EXPLORATION & PRODUCTION)--1.8%
Encal Energy Ltd. (Canada)(b)..............       968,800     5,867,709
- -----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $15,184,528)                                28,002,695
- -----------------------------------------------------------------------
PREFERRED STOCKS--0.5%

COMMUNICATIONS EQUIPMENT--0.3%
Metro Optix, Inc. Series B Pfd.(b)(c)......        84,848       839,995

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
Micro Photonix Series C Pfd.(b)(c).........       114,009       720,001
- -----------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $1,559,995)                                  1,559,996
- -----------------------------------------------------------------------

                                      STANDARD    PAR
                                      & POOR'S   VALUE
                                       RATING    (000)      VALUE
                                      ---------  ------  ------------
CONVERTIBLE BONDS--0.3%

COMMUNICATIONS EQUIPMENT--0.3%
Cyras Systems, Inc. 144A 4.5%,
8/15/05(d)..........................     NR      $  587  $    645,700

Kestrel Solutions, Inc. 144A 5.50%,
7/15/05(d)..........................     NR         480       475,200
- ---------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $1,067,000)                                1,120,900
- ---------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.5%
(IDENTIFIED COST $196,862,275)                            324,138,892
- ---------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--2.1%

COMMERCIAL PAPER--2.1%
Household Finance Corp. 6.62%,
11/1/00.............................     A-1      6,895     6,895,000
- ---------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,895,000)                                6,895,000
- ---------------------------------------------------------------------

TOTAL INVESTMENTS--99.6%
(IDENTIFIED COST $203,757,275)                             331,033,892(a)
Cash and receivables, less liabilities--0.4%                 1,233,034
                                                          ------------
NET ASSETS--100.0%                                        $332,266,926
                                                          ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $148,599,680 and gross depreciation of $22,293,673 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $204,727,885.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to a value of $1,120,900 or 0.3% of net assets.

                       See Notes to Financial Statements                       5

Phoenix-Engemann Small Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $203,757,275)                              $  331,033,892
Cash                                                                   2,123
Receivables
  Investment securities sold                                       5,657,946
  Fund shares sold                                                 3,244,280
  Interest                                                            12,421
Prepaid expenses                                                       1,801
                                                              --------------
    Total assets                                                 339,952,463
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  6,934,642
  Fund shares repurchased                                            184,000
  Investment advisory fee                                            215,517
  Distribution fee                                                   162,128
  Transfer agent fee                                                 124,815
  Financial agent fee                                                 24,278
  Trustees' fee                                                       10,259
Accrued expenses                                                      29,898
                                                              --------------
    Total liabilities                                              7,685,537
                                                              --------------
NET ASSETS                                                    $  332,266,926
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  144,706,246
Undistributed net investment loss                                 (2,458,738)
Accumulated net realized gain                                     62,742,801
Net unrealized appreciation                                      127,276,617
                                                              --------------
NET ASSETS                                                    $  332,266,926
                                                              ==============
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $193,577,992)                                        6,402,987
Net asset value per share                                             $30.23
Offering price per share $30.23/(1-5.75%)                             $32.07
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $138,688,934)                                        4,783,462
Net asset value and offering price per share                          $28.99

                            STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED OCTOBER 31, 2000
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                      $      296,681
Dividends                                                             49,381
                                                              --------------
    Total investment income                                          346,062
                                                              --------------
EXPENSES
Investment advisory fee                                            1,288,236
Distribution fee, Class A                                            247,107
Distribution fee, Class B                                            729,219
Financial agent                                                      133,977
Transfer agent                                                       302,269
Printing                                                              45,707
Registration                                                          21,081
Custodian                                                             15,392
Professional                                                          10,231
Trustees                                                               8,216
Miscellaneous                                                          7,140
                                                              --------------
    Total expenses                                                 2,808,575
    Custodian fees paid indirectly                                    (3,775)
                                                              --------------
    Net expenses                                                   2,804,800
                                                              --------------
NET INVESTMENT LOSS                                               (2,458,738)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (6,174,293)
Net change in unrealized appreciation (depreciation) on
  investments                                                     17,083,784
                                                              --------------
NET GAIN ON INVESTMENTS                                           10,909,491
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    8,450,753
                                                              ==============

6                      See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                             Ended
                                            10/31/00     Year Ended
                                          (Unaudited)     4/30/00
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (2,458,738) $ (4,279,400)
  Net realized gain (loss)                  (6,174,293)   98,506,030
  Net change in unrealized appreciation
    (depreciation)                          17,083,784    75,397,017
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                8,450,753   169,623,647
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,523,808 and 25,110,060 shares,
    respectively)                           48,450,852   524,113,700
  Cost of shares repurchased (1,445,036
    and 26,495,134 shares, respectively)   (45,106,149) (561,376,449)
                                          ------------  ------------
Total                                        3,344,703   (37,262,749)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (248,608
    and 1,120,897 shares, respectively)      7,341,861    25,694,560
  Cost of shares repurchased (415,387
    and 2,025,437 shares, respectively)    (12,198,453)  (43,389,442)
                                          ------------  ------------
Total                                       (4,856,592)  (17,694,882)
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (1,511,889)  (54,957,631)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS      6,938,864   114,666,016
NET ASSETS
  Beginning of period                      325,328,062   210,662,046
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $(2,458,738) AND $0, RESPECTIVELY]    $332,266,926  $325,328,062
                                          ============  ============

                       See Notes to Financial Statements                       7

Phoenix-Engemann Small Cap Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS A
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS                                                             FROM
                                                ENDED                      YEAR ENDED APRIL 30                    INCEPTION
                                              10/31/00       -----------------------------------------------     10/16/95 TO
                                             (UNAUDITED)         2000         1999         1998         1997       4/30/96
Net asset value, beginning of period          $  29.34       $  15.74     $  17.37     $  14.13     $  16.74       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   (0.17)         (0.31)       (0.14)(5)    (0.08)(5)    (0.05)(5)     (0.04)(1)(5)
  Net realized and unrealized gain
    (loss)                                        1.06          13.91        (0.88)        6.80        (2.53)         6.79
                                              --------       --------     --------     --------     --------       -------
      TOTAL FROM INVESTMENT OPERATIONS            0.89          13.60        (1.02)        6.72        (2.58)         6.75
                                              --------       --------     --------     --------     --------       -------
LESS DISTRIBUTIONS
  Dividends from net realized gains                 --             --        (0.61)       (3.48)       (0.02)           --
  In excess of net investment income                --             --           --           --           --         (0.01)
  In excess of net realized gains                   --             --           --           --        (0.01)           --
                                              --------       --------     --------     --------     --------       -------
      TOTAL DISTRIBUTIONS                           --             --        (0.61)       (3.48)       (0.03)        (0.01)
                                              --------       --------     --------     --------     --------       -------
Change in net asset value                         0.89          13.60        (1.63)        3.24        (2.61)         6.74
                                              --------       --------     --------     --------     --------       -------
NET ASSET VALUE, END OF PERIOD                $  30.23       $  29.34     $  15.74     $  17.37     $  14.13       $ 16.74
                                              ========       ========     ========     ========     ========       =======
Total return(2)                                   3.03 %(4)    86.40%       (5.66)%      52.33 %     (15.43)%        67.48 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $193,578       $185,533     $121,313     $203,560     $155,089       $98,372

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              1.32 %(3)(6)    1.38 %(6)    1.46 %(6)    1.31 %     1.37 %         1.50 %(3)
  Net investment income (loss)                   (1.12)%(3)    (1.22)%      (0.95)%      (0.48)%      (0.28)%        (0.53)%(3)
Portfolio turnover                                  37 %(4)      113 %        276%         498%         325%           103 %(4)

                                                                                 CLASS B
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS                                                             FROM
                                                ENDED                      YEAR ENDED APRIL 30                    INCEPTION
                                              10/31/00       -----------------------------------------------     10/16/95 TO
                                             (UNAUDITED)         2000         1999         1998         1997       4/30/96
Net asset value, beginning of period          $  28.24       $  15.26     $  16.99     $  13.98     $  16.68       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   (0.28)         (0.47)       (0.25)(5)    (0.21)(5)    (0.17)(5)     (0.09)(1)(5)
  Net realized and unrealized gain
    (loss)                                        1.03          13.45        (0.87)        6.70        (2.50)         6.77
                                              --------       --------     --------     --------     --------       -------
      TOTAL FROM INVESTMENT OPERATIONS            0.75          12.98        (1.12)        6.49        (2.67)         6.68
                                              --------       --------     --------     --------     --------       -------
LESS DISTRIBUTIONS
  Dividends from net realized gains                 --             --        (0.61)       (3.48)       (0.02)           --
  In excess of net realized gains                   --             --           --           --        (0.01)           --
                                              --------       --------     --------     --------     --------       -------
      TOTAL DISTRIBUTIONS                           --             --        (0.61)       (3.48)       (0.03)           --
                                              --------       --------     --------     --------     --------       -------
Change in net asset value                         0.75          12.98        (1.73)        3.01        (2.70)         6.68
                                              --------       --------     --------     --------     --------       -------
NET ASSET VALUE, END OF PERIOD                $  28.99       $  28.24     $  15.26     $  16.99     $  13.98       $ 16.68
                                              ========       ========     ========     ========     ========       =======
Total return(2)                                   2.66 %(4)    85.06%       (6.39)%      51.16 %     (16.03)%        66.80 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $138,689       $139,795      $89,349     $147,785      $97,647       $45,168

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              2.07 %(3)(6)    2.13 %(6)    2.21 %(6)    2.06 %     2.12 %         2.26 %(3)
  Net investment income (loss)                   (1.87)%(3)    (1.97)%      (1.70)%      (1.22)%      (1.03)%        (1.44)%(3)
Portfolio turnover                                  37 %(4)      113 %        276 %        498 %        325 %          103 %(4)

(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $0.02, respectively.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized
(4)  Not annualized
(5)  Computed using average shares outstanding.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

8                      See Notes to Financial Statements

PHOENIX-SENECA GROWTH FUND

                        INVESTMENTS AT OCTOBER 31, 2000
                                  (UNAUDITED)

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--92.3%

AEROSPACE/DEFENSE--3.2%
Boeing Co. (The)........................       167,790  $ 11,378,259

BANKS (MAJOR REGIONAL)--3.4%
Mellon Financial Corp...................       250,700    12,096,275
BEVERAGES (NON-ALCOHOLIC)--2.9%
Coca-Cola Co. (The).....................       173,210    10,457,554

BROADCASTING (TELEVISION, RADIO & CABLE)--4.9%
Clear Channel Communications, Inc.(b)...        83,851     5,036,301
General Motors Corp. Class H(b).........       386,370    12,518,388
                                                        ------------
                                                          17,554,689
                                                        ------------
COMMUNICATIONS EQUIPMENT--4.5%
Corning, Inc............................        70,840     5,419,260
JDS Uniphase Corp.(b)...................         8,410       684,889
Scientific-Atlanta, Inc.................       143,030     9,788,616
                                                        ------------
                                                          15,892,765
                                                        ------------

COMPUTERS (HARDWARE)--4.6%
Extreme Networks, Inc.(b)...............         5,000       414,688
Palm, Inc.(b)...........................       166,870     8,937,974
Sun Microsystems, Inc.(b)...............        64,010     7,097,109
                                                        ------------
                                                          16,449,771
                                                        ------------
COMPUTERS (NETWORKING)--3.3%
Cisco Systems, Inc.(b)..................       217,182    11,700,680

COMPUTERS (PERIPHERALS)--2.5%
Centennial Technologies, Inc.(b)........           597        10,597
EMC Corp.(b)............................        97,950     8,723,672
                                                        ------------
                                                           8,734,269
                                                        ------------

COMPUTERS (SOFTWARE & SERVICES)--4.3%
Microsoft Corp.(b)......................       147,520    10,160,440
Oracle Corp.(b).........................       152,710     5,039,430
                                                        ------------
                                                          15,199,870
                                                        ------------

                                               SHARES      VALUE
                                              --------  ------------

CONSUMER FINANCE--3.5%
MBNA Corp...............................       327,790  $ 12,312,612

ELECTRIC COMPANIES--3.9%
Duke Energy Corp........................        87,140     7,532,164
Southern Energy, Inc.(b)................       230,050     6,268,862
                                                        ------------
                                                          13,801,026
                                                        ------------

ELECTRICAL EQUIPMENT--4.2%
General Electric Co.....................       269,640    14,779,642

ELECTRONICS (SEMICONDUCTORS)--3.2%
Intel Corp..............................       229,760    10,339,200
PMC-Sierra, Inc. (b)....................         6,900     1,169,550
                                                        ------------
                                                          11,508,750
                                                        ------------

FINANCIAL (DIVERSIFIED)--5.9%
American Express Co.....................       183,140    10,988,400
Citigroup, Inc..........................       192,213    10,115,209
                                                        ------------
                                                          21,103,609
                                                        ------------

HEALTH CARE (DIVERSIFIED)--3.2%
Johnson & Johnson.......................       123,660    11,392,177

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.7%
Merck & Co., Inc........................       131,220    11,801,599
Pfizer, Inc.............................       281,840    12,171,965
                                                        ------------
                                                          23,973,564
                                                        ------------

HEALTH CARE (HOSPITAL MANAGEMENT)--3.4%
HCA-The Healthcare Co...................       298,190    11,908,963

HOUSEHOLD PRODUCTS (NON-DURABLE)--2.7%
Procter & Gamble Co. (The)..............       133,830     9,560,481

INSURANCE (MULTI-LINE)--3.0%
American International Group, Inc.......       108,490    10,632,020

NATURAL GAS--3.3%
El Paso Energy Corp.....................       188,690    11,828,504

OIL & GAS (DRILLING & EQUIPMENT)--5.3%
Diamond Offshore Drilling, Inc..........       287,770     9,946,051

                       See Notes to Financial Statements                       9

Phoenix-Seneca Growth Fund

                                               SHARES      VALUE
                                              --------  ------------
OIL & GAS (DRILLING & EQUIPMENT)--CONTINUED
Halliburton Co..........................       240,600  $  8,917,237
                                                        ------------
                                                          18,863,288
                                                        ------------

RETAIL (DRUG STORES)--2.7%
CVS Corp................................       182,760     9,674,858

RETAIL (GENERAL MERCHANDISE)--2.1%
Wal-Mart Stores, Inc....................       161,830     7,343,036

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.1%
Nextel Communications, Inc. Class
A(b)....................................       197,540     7,592,944

TELEPHONE--3.5%
SBC Communications, Inc.................       216,090    12,465,692
- --------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $284,275,939)                           328,205,298
- --------------------------------------------------------------------
FOREIGN COMMON STOCKS--4.0%

COMMUNICATIONS EQUIPMENT--4%
Nortel Networks Corp. (Canada)..........       115,670     5,262,985
TyCom Ltd. (Bermuda)(b).................       264,100     8,847,350
- --------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $13,017,043)                             14,110,335
- --------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.3%
(IDENTIFIED COST $297,292,982)                           342,315,633
- --------------------------------------------------------------------

                                      STANDARD     PAR
                                      & POOR'S    VALUE
                                       RATING     (000)      VALUE
                                      ---------  -------  -----------
SHORT-TERM OBLIGATIONS--3.9%

COMMERCIAL PAPER--3.9%
Greenwich Funding Corp. 6.54%,
11/1/00.............................    A-1+     $ 4,005  $ 4,005,000
Enterprise Funding Corp. 6.52%,
11/2/00.............................    A-1+         565      564,898
Sara Lee Corp. 6.55%, 11/2/00.......    A-1+       2,000    1,999,636
Wal-Mart Stores, Inc. 6.55%,
11/3/00.............................    A-1+       1,285    1,284,532
Ford Motor Credit Co. 6.48%,
11/7/00.............................     A-1       3,000    2,996,760
Gannett Co., Inc. 6.50%, 11/10/00...     A-1       3,000    2,995,125
- ---------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $13,845,951)                              13,845,951
- ---------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $311,138,933)                            356,161,584(a)
Cash and receivables, less liabilities--(0.2%)               (611,953)
                                                          -----------
NET ASSETS--100.0%                                        $355,549,631
                                                          ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $56,677,787 and gross depreciation of $11,772,157 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $311,255,954.
(b)  Non-income producing.

10                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $311,138,933)                              $  356,161,584
Cash                                                                   3,242
Receivables
  Investment securities sold                                       4,867,404
  Fund shares sold                                                   520,595
  Dividends and interest                                             228,809
Prepaid expenses                                                       2,275
                                                              --------------
    Total assets                                                 361,783,909
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  5,656,558
  Fund shares repurchased                                            138,891
  Investment advisory fee                                            207,036
  Distribution fee                                                    85,078
  Transfer agent fee                                                  59,167
  Financial agent fee                                                 24,721
  Trustees' fee                                                       10,259
Accrued expenses                                                      52,568
                                                              --------------
    Total liabilities                                              6,234,278
                                                              --------------
NET ASSETS                                                    $  355,549,631
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  279,880,175
Undistributed net investment loss                                   (515,509)
Accumulated net realized loss                                     31,162,314
Net unrealized appreciation                                       45,022,651
                                                              --------------
NET ASSETS                                                    $  355,549,631
                                                              ==============
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization
  (Net Assets $38,101,082)                                         1,770,787
Net asset value and offering price per share                          $21.52
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization
  (Net Assets $285,904,523)                                       13,611,705
Net asset value per share                                             $21.00
Offering price per share $21.00/(1-5.75%)                             $22.28
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization
  (Net Assets $17,807,540)                                           871,789
Net asset value and offering price per share                          $20.43
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization
  (Net Assets $13,736,486)                                           673,969
Net asset value and offering price per share                          $20.38

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                      $    1,193,674
Dividends                                                            419,397
Foreign taxes withheld                                                (1,135)
                                                              --------------
    Total investment income                                        1,611,936
                                                              --------------
EXPENSES
Investment advisory fee                                            1,210,944
Distribution fee, Class A                                            347,150
Distribution fee, Class B                                             79,450
Distribution fee, Class C                                             59,755
Financial agent fee                                                  139,170
Transfer agent                                                       177,236
Registration                                                          59,683
Professional                                                          19,018
Printing                                                              17,703
Custodian                                                             11,894
Trustees                                                               1,534
Miscellaneous                                                          3,908
                                                              --------------
    Total expenses                                                 2,127,445
                                                              --------------
NET INVESTMENT LOSS                                                 (515,509)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   31,307,080
Net change in unrealized appreciation (depreciation) on
  investments                                                    (21,679,139)
                                                              --------------
NET GAIN ON INVESTMENTS                                            9,627,941
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    9,112,432
                                                              ==============

                       See Notes to Financial Statements                      11

Phoenix-Seneca Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                             Ended      Seven Months
                                            10/31/00       Ended
                                          (Unaudited)     4/30/00
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $   (515,509) $   (192,093)
  Net realized gain (loss)                  31,307,080     7,460,846
  Net change in unrealized appreciation
    (depreciation)                         (21,679,139)   10,116,643
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                9,112,432    17,385,396
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class X               (1,822,653)   (4,159,508)
  Net realized gains, Class A               (2,175,818)   (3,991,659)
  Net realized gains, Class B                 (495,045)     (733,817)
  Net realized gains, Class C                 (480,308)     (651,429)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (4,973,824)   (9,536,413)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (47,269
    and 82,728 shares, respectively)         1,061,882     1,885,353
  Net asset value of shares issued from
    reinvestment of distributions
    (87,293 and 189,191 shares,
    respectively)                            1,814,815     4,124,386
  Cost of shares repurchased (149,153
    and 262,967 shares, respectively)       (3,601,269)   (5,710,606)
                                          ------------  ------------
Total                                         (724,572)      299,133
                                          ------------  ------------
CLASS A
  Proceeds from sales of shares (620,939
    and 835,146 shares, respectively)       13,399,736    18,496,399
  Net asset value of shares issued in
    conjunction with Plan of
    Reorganization
    (11,246,703 and 0 shares,
    respectively) (See Note 5)             227,975,588            --
  Net asset value of shares issued from
    reinvestment of distributions
    (102,387 and 183,997 shares,
    respectively)                            2,080,499     3,928,347
  Cost of shares repurchased (543,377
    and 463,295 shares, respectively)      (10,698,730)   (9,878,135)
                                          ------------  ------------
Total                                      232,757,093    12,546,611
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (251,286
    and 268,528 shares, respectively)        5,263,033     5,843,443
  Net asset value of shares issued in
    conjunction with Plan of
    Reorganization
    (161,028 and 0 shares, respectively)
    (See Note 5)                             3,185,571            --
  Net asset value of shares issued from
    reinvestment of distributions
    (20,372 and 29,013 shares,
    respectively)                              404,180       607,535
  Cost of shares repurchased (43,685 and
    36,556 shares, respectively)            (1,042,335)     (786,499)
                                          ------------  ------------
Total                                        7,810,449     5,664,479
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (202,911
    and 365,168 shares, respectively)        4,230,771     7,875,964
  Net asset value of shares issued from
    reinvestment of distributions
    (20,607 and 27,094 shares,
    respectively)                              407,807       566,265
  Cost of shares repurchased (15,619 and
    20,738 shares, respectively)              (341,331)     (453,959)
                                          ------------  ------------
Total                                        4,297,247     7,988,270
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     244,140,217    26,498,493
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    248,278,825    34,347,476
NET ASSETS
  Beginning of period                      107,270,806    72,923,330
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $(515,509) AND $0, RESPECTIVELY]      $355,549,631  $107,270,806
                                          ============  ============

12                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS X
                                                  -------------------------------------------------------------------------
                                                  SIX MONTHS       SEVEN                                            FROM
                                                     ENDED        MONTHS         YEAR ENDED SEPTEMBER 30,         INCEPTION
                                                   10/31/00        ENDED      -------------------------------     3/8/96 TO
                                                  (UNAUDITED)     4/30/00      1999        1998        1997        9/30/96
Net asset value, beginning of period                $ 22.31       $ 19.92     $ 16.46     $ 16.43     $ 13.74      $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           --(1)      (0.01)(1)   (0.04)(1)    0.00(1)     0.03         0.03
  Net realized and unrealized gain (loss)              0.22          4.94        5.11        1.28        3.50         3.71
                                                    -------       -------     -------     -------     -------      -------
      TOTAL FROM INVESTMENT OPERATIONS                 0.22          4.93        5.07        1.28        3.53         3.74
                                                    -------       -------     -------     -------     -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --            --          --       (0.02)      (0.07)          --
  Dividends from net realized gains                   (1.01)        (2.54)      (1.61)      (1.23)      (0.77)          --
                                                    -------       -------     -------     -------     -------      -------
      TOTAL DISTRIBUTIONS                             (1.01)        (2.54)      (1.61)      (1.25)      (0.84)          --
                                                    -------       -------     -------     -------     -------      -------
Change in net asset value                             (0.79)         2.39        3.46        0.03        2.69         3.74
                                                    -------       -------     -------     -------     -------      -------
NET ASSET VALUE, END OF PERIOD                      $ 21.52       $ 22.31     $ 19.92     $ 16.46     $ 16.43      $ 13.74
                                                    =======       =======     =======     =======     =======      =======
Total return(2)                                        1.06 %(4)   25.04 %(4)  32.19 %      8.48 %     27.27 %       37.40 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $38,101       $40,174     $35,695     $30,713     $34,093      $12,920

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   0.92 %(3)    1.06 %(3)   1.16 %      1.14%       1.52%(5)      0.81%(3)(5)
  Net investment income                               (0.00)%(3)   (0.05)%(3)  (0.20)%      0.02 %      0.31 %        0.76 %(3)
Portfolio turnover rate                                  66 %(4)      68 %(4)    169 %       166 %    145.69%        87.66 %(4)

                                                                                   CLASS A
                                                  -------------------------------------------------------------------------
                                                  SIX MONTHS       SEVEN                                            FROM
                                                     ENDED        MONTHS         YEAR ENDED SEPTEMBER 30,         INCEPTION
                                                   10/31/00        ENDED      -------------------------------     3/8/96 TO
                                                  (UNAUDITED)     4/30/00        1999        1998        1997      9/30/96
Net asset value, beginning of period               $  21.83       $ 19.57     $ 16.23     $ 16.28     $ 13.63      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        (0.03)(1)     (0.04)(1)   (0.09)(1)   (0.06)(1)   (0.08)         --
  Net realized and unrealized gain (loss)              0.21          4.84        5.04        1.24        3.50        3.63
                                                   --------       -------     -------     -------     -------      ------
      TOTAL FROM INVESTMENT OPERATIONS                 0.18          4.80        4.95        1.18        3.42        3.63
                                                   --------       -------     -------     -------     -------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --            --          --          --          --          --
  Dividends from net realized gains                   (1.01)        (2.54)      (1.61)      (1.23)      (0.77)         --
                                                   --------       -------     -------     -------     -------      ------
      TOTAL DISTRIBUTIONS                             (1.01)        (2.54)      (1.61)      (1.23)      (0.77)         --
                                                   --------       -------     -------     -------     -------      ------
Change in net asset value                             (0.83)         2.26        3.34       (0.05)       2.65        3.63
                                                   --------       -------     -------     -------     -------      ------
NET ASSET VALUE, END OF PERIOD                     $  21.00       $ 21.83     $ 19.57     $ 16.23     $ 16.28      $13.63
                                                   ========       =======     =======     =======     =======      ======
Total return(2)                                        0.94 %(4)   24.81 %(4)  31.89 %      7.93%      26.51 %      36.30 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $285,905       $46,727     $31,001     $17,364      $6,013        $466

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.17 %(3)    1.31 %(3)   1.44 %       1.55%      2.48 %(6)    1.46 %(3)(6)
  Net investment income                               (0.26)%(3)   (0.29)%(3)  (0.49)%     (0.36)%     (0.62)%       0.16 %(3)
Portfolio turnover rate                                  66 %(4)      68 %(4)    169 %       166 %    145.69 %      87.66%(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charge is not reflected in the total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.52% and 3.49% for the periods ended September 30, 1997 and 1996, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.63% and 14.01% for the periods ended September 30, 1997 and 1996, respectively.

                       See Notes to Financial Statements                      13

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            CLASS B
                                                  ------------------------------------------------------------
                                                  SIX MONTHS       SEVEN                               FROM
                                                     ENDED        MONTHS                             INCEPTION
                                                   10/31/00        ENDED                             7/1/98 TO
                                                  (UNAUDITED)     4/30/00     YEAR ENDED 9/30/99      9/30/98
Net asset value, beginning of period                $ 21.34       $ 19.28           $16.19            $18.71
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        (0.10)(1)     (0.17)(1)        (0.31)(1)         (0.04)(1)
  Net realized and unrealized gain (loss)              0.20          4.77             5.01             (2.48)
                                                    -------       -------           ------            ------
      TOTAL FROM INVESTMENT OPERATIONS                 0.10          4.60             4.70             (2.52)
                                                    -------       -------           ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --            --               --                --
  Dividends from net realized gains                   (1.01)        (2.54)           (1.61)               --
                                                    -------       -------           ------            ------
      TOTAL DISTRIBUTIONS                             (1.01)        (2.54)           (1.61)               --
                                                    -------       -------           ------            ------
Change in net asset value                             (0.91)         2.06             3.09             (2.52)
                                                    -------       -------           ------            ------
NET ASSET VALUE, END OF PERIOD                      $ 20.43       $ 21.34           $19.28            $16.19
                                                    =======       =======           ======            ======
Total return(2)                                        0.57 %(4)   24.10 %(4)        30.31 %          (13.47)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $17,808       $10,431           $4,395              $519

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.93 %(3)    2.42 %(3)         2.60 %            2.60 %(3)(5)
  Net investment income                               (1.00)%(3)   (1.39)%(3)        (1.66)%           (1.12)%(3)
Portfolio turnover rate                                  66 %(4)      68 %(4)          169 %             166 %(4)

                                                                             CLASS C
                                                  -------------------------------------------------------------
                                                  SIX MONTHS       SEVEN                                FROM
                                                     ENDED         MONTHS                             INCEPTION
                                                   10/31/00        ENDED                              7/1/98 TO
                                                  (UNAUDITED)     4/30/00      YEAR ENDED 9/30/99      9/30/98
Net asset value, beginning of period                $ 21.29        $19.25           $ 16.18            $18.71
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        (0.10)(1)     (0.19)(1)         (0.32)(1)         (0.06)(1)
  Net realized and unrealized gain (loss)              0.20          4.77              5.00             (2.47)
                                                    -------        ------           -------            ------
      TOTAL FROM INVESTMENT OPERATIONS                 0.10          4.58              4.68             (2.53)
                                                    -------        ------           -------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --            --                --                --
  Dividends from net realized gains                   (1.01)        (2.54)            (1.61)               --
                                                    -------        ------           -------            ------
      TOTAL DISTRIBUTIONS                             (1.01)        (2.54)            (1.61)               --
                                                    -------        ------           -------            ------
Change in net asset value                             (0.91)         2.04              3.07             (2.53)
                                                    -------        ------           -------            ------
NET ASSET VALUE, END OF PERIOD                      $ 20.38        $21.29           $ 19.25            $16.18
                                                    =======        ======           =======            ======
Total return(2)                                        0.53 %(4)    24.09 %(4)        30.20 %          (13.52)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $13,736        $9,939            $1,833              $126

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.93 %(3)     2.51 %(3)         2.60 %            2.60 %(3)(6)
  Net investment income                               (0.99)%(3)    (1.48)%(3)        (1.66)%           (1.39)%(3)
Portfolio turnover rate                                  66 %(4)       68 %(4)          169 %             166 %(4)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charge is not reflected in the total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.46% and 12.48% for the periods ended September 30, 1997 and 1996, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 5.67% and 20.24% for the periods ended September 30, 1997 and 1996, respectively.

14                     See Notes to Financial Statements

PHOENIX-SENECA STRATEGIC THEME FUND

                        INVESTMENTS AT OCTOBER 31, 2000
                                  (UNAUDITED)

                                                  SHARES      VALUE
                                                 --------  ------------
COMMON STOCKS--90.4%

AEROSPACE/DEFENSE--3.3%
Boeing Co. (The)...........................       356,000  $ 24,141,250
BROADCASTING (TELEVISION, RADIO & CABLE)--10.5%
Clear Channel Communications, Inc.(b)......       224,447    13,480,848
EchoStar Communications Corp.(b)...........       757,500    34,276,875
General Motors Corp. Class H(b)............       936,300    30,336,120
                                                           ------------
                                                             78,093,843
                                                           ------------

COMMUNICATIONS EQUIPMENT--9.0%
Corning, Inc...............................       461,670    35,317,755
Scientific-Atlanta, Inc....................       457,050    31,279,359
                                                           ------------
                                                             66,597,114
                                                           ------------

COMPUTERS (HARDWARE)--8.9%
Emulex Corp.(b)............................       116,300    17,081,563
Extreme Networks, Inc.(b)..................       354,070    29,365,681
Sun Microsystems, Inc.(b)..................       178,810    19,825,559
                                                           ------------
                                                             66,272,803
                                                           ------------
COMPUTERS (PERIPHERALS)--3.8%
EMC Corp.(b)...............................       320,000    28,500,000

COMPUTERS (SOFTWARE & SERVICES)--4.6%
Mercury Interactive Corp.(b)...............       305,450    33,904,950

CONSUMER FINANCE--3.6%
MBNA Corp..................................       708,630    26,617,914
ELECTRONICS (INSTRUMENTATION)--4.9%
PerkinElmer, Inc...........................       307,400    36,734,300
ELECTRONICS (SEMICONDUCTORS)--5.4%
Fairchild Semiconductor Corp. Class A(b)...       760,900    16,026,456
Intel Corp.................................       533,080    23,988,600
                                                           ------------
                                                             40,015,056
                                                           ------------

ENTERTAINMENT--3.4%
Viacom, Inc. Class B(b)....................       438,000    24,911,250

                                                  SHARES      VALUE
                                                 --------  ------------

FINANCIAL (DIVERSIFIED)--7.6%
American Express Co........................       424,000  $ 25,440,000
Citigroup, Inc.............................       581,466    30,599,648
                                                           ------------
                                                             56,039,648
                                                           ------------

INSURANCE (PROPERTY-CASUALTY)--3.7%
MGIC Investment Corp.......................       399,240    27,198,225

OIL & GAS (DRILLING & EQUIPMENT)--15.6%
Halliburton Co.............................       651,800    24,157,338
Nabors Industries, Inc.(b).................       775,750    39,485,675
Santa Fe International Corp................       760,560    27,760,440
Weatherford International, Inc.(b).........       671,190    24,498,435
                                                           ------------
                                                            115,901,888
                                                           ------------

SERVICES (COMMERCIAL & CONSUMER)--3.1%
Crown Castle International Corp.(b)........       767,920    23,277,575

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.0%
Nextel Communications, Inc. Class A(b).....       572,700    22,013,156
- -----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $559,604,207)                              670,218,972
- -----------------------------------------------------------------------

FOREIGN COMMON STOCKS--6.1%

COMMUNICATIONS EQUIPMENT--3.1%
Nortel Networks Corp. (Canada).............       507,649    23,098,030

TELEPHONE--3.0%
TyCom Ltd. (Bermuda)(b)....................       657,900    22,039,650
- -----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $45,666,925)                                45,137,680
- -----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.5%
(IDENTIFIED COST $605,271,132)                              715,356,652
- -----------------------------------------------------------------------

                       See Notes to Financial Statements                      15

Phoenix-Seneca Strategic Theme Fund

                                      STANDARD     PAR
                                      & POOR'S    VALUE
                                       RATING     (000)      VALUE
                                      ---------  -------  ------------
SHORT-TERM OBLIGATIONS--3.5%

COMMERCIAL PAPER--3.5%
Koch Industries, Inc. 6.62%,
11/01/00............................    A-1+     $ 4,270  $  4,270,000
Sara Lee Corp. 6.5%, 11/2/00........    A-1+       2,545     2,544,540
Gannett Co. 6.49%, 11/3/00..........     A-1       3,590     3,588,706

General Electric Capital Corp.
6.49%, 11/7/00......................    A-1+       5,000     4,994,592

Household Finance Corp. 6.55%,
11/10/00............................     A-1       6,765     6,753,922

National Rural Utilities Corp.
6.48%, 11/13/00.....................    A-1+       2,375     2,369,870

General Electric Capital Corp.
6.56%, 12/6/00......................    A-1+       1,500     1,491,050
- ----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $26,012,063)                               26,012,680
- ----------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $631,283,195)                             741,369,332(a)
Cash and receivables, less liabilities--0.0%                   309,430
                                                          ------------
NET ASSETS--100.0%                                        $741,678,762
                                                          ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $153,917,867 and gross depreciation of $44,024,274 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $631,475,739.
(b)  Non-income producing.

16                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $631,283,195)                              $  741,369,332
Cash                                                                   1,336
Receivables
  Fund shares sold                                                 1,985,323
  Dividends and interest                                              43,036
Prepaid expenses                                                       5,776
                                                              --------------
    Total assets                                                 743,404,803
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            611,648
  Investment advisory fee                                            476,865
  Distribution fee                                                   261,020
  Transfer agent fee                                                 192,226
  Financial agent fee                                                 32,954
  Trustees' fee                                                       10,259
Accrued expenses                                                     141,069
                                                              --------------
    Total liabilities                                              1,726,041
                                                              --------------
NET ASSETS                                                    $  741,678,762
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  513,144,536
Undistributed net investment loss                                 (4,195,557)
Accumulated net realized gain                                    122,643,646
Net unrealized appreciation                                      110,086,137
                                                              --------------
NET ASSETS                                                    $  741,678,762
                                                              ==============
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $582,350,384)                                       27,097,634
Net asset value per share                                             $21.49
Offering price per share $21.49/(1-5.75%)                             $22.80
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $151,972,021)                                        7,399,754
Net asset value per share and offering per share                      $20.54
CLASS C
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $7,356,357)                                            358,042
Net asset value per share and offering per share                      $20.55

                            STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED OCTOBER 31, 2000
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $      479,426
Interest                                                             921,622
Foreign taxes withheld                                                (2,426)
                                                              --------------
    Total investment income                                        1,398,622
                                                              --------------
EXPENSES
Investment advisory fee                                            2,964,428
Distribution fee, Class A                                            779,866
Distribution fee, Class B                                            801,868
Distribution fee, Class C                                             31,237
Financial agent fee                                                  202,167
Transfer agent fee                                                   526,334
Registration                                                         131,007
Printing                                                              95,186
Custodian                                                             18,292
Professional                                                          17,620
Trustees                                                              12,139
Miscellaneous                                                         14,035
                                                              --------------
    Total expenses                                                 5,594,179
                                                              --------------
NET INVESTMENT LOSS                                               (4,195,557)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   61,555,817
Net change in unrealized appreciation (depreciation) on
  investments                                                    (97,364,311)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (35,808,494)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (40,004,051)
                                                              ==============

                       See Notes to Financial Statements                      17

Phoenix-Seneca Strategic Theme Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                             Ended
                                            10/31/00     Year Ended
                                          (Unaudited)     4/30/00
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (4,195,557) $ (3,138,804)
  Net realized gain (loss)                  61,555,817    95,521,350
  Net change in unrealized appreciation
    (depreciation)                         (97,364,311)  (58,060,755)
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (40,004,051)   34,321,791
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                       --   (26,637,803)
  Net realized gains, Class B                       --   (20,732,140)
  Net realized gains, Class C                       --      (373,094)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                   --   (47,743,037)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,620,181 and 4,564,985 shares,
    respectively)                           36,986,800    93,227,507
  Net asset value of shares issued from
    Phoenix-Seneca Mid Cap Fund merger
    (0 and 19,654,306 shares,
    respectively) (See Note 6)                      --   510,230,512
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 1,381,459 shares,
    respectively)                                   --    25,705,072
  Cost of shares repurchased (1,972,142
    and 4,070,380 shares, respectively)    (44,751,800)  (83,306,119)
                                          ------------  ------------
Total                                       (7,765,000)  545,856,972
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (620,387
    and 985,214 shares, respectively)       13,574,941    19,346,429
  Net asset value of shares issued from
    Phoenix-Seneca Mid Cap Fund merger
    (0 and 1,280,671 shares,
    respectively) (See Note 6)                      --    31,929,692
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 1,071,260 shares,
    respectively)                                   --    19,241,688
  Cost of shares repurchased (462,488
    and 868,154 shares, respectively)       (9,980,647)  (17,020,407)
                                          ------------  ------------
Total                                        3,594,294    53,497,402
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (152,619
    and 196,187 shares, respectively)        3,319,119     4,015,847
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 18,431 shares, respectively)             --       332,457
  Cost of shares repurchased (32,118 and
    15,485 shares, respectively)              (710,098)     (287,819)
                                          ------------  ------------
Total                                        2,609,021     4,060,485
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (1,561,685)  603,414,859
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (41,565,736)  589,993,613
NET ASSETS
  Beginning of period                      783,244,498   193,250,885
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $(4,195,557) AND $0, RESPECTIVELY]    $741,678,762  $783,244,498
                                          ============  ============

18                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                --------------------------------------------------------------------------------
                                                SIX MONTHS                                                              FROM
                                                   ENDED                     YEAR ENDED APRIL 30                      INCEPTION
                                                 10/31/00       ---------------------------------------------        10/16/95 TO
                                                (UNAUDITED)         2000         1999        1998        1997          4/30/96
Net asset value, beginning of period             $  22.62       $  18.22     $  13.70     $ 12.03     $ 12.37          $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(5)                   (0.10)         (0.16)       (0.11)      (0.04)       0.06             0.00(1)
  Net realized and unrealized gain
    (loss)                                          (1.03)          8.69         6.03        4.03       (0.38)            2.39
                                                 --------       --------     --------     -------     -------          -------
      TOTAL FROM INVESTMENT OPERATIONS              (1.13)          8.53         5.92        3.99       (0.32)            2.39
                                                 --------       --------     --------     -------     -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --             --           --          --       (0.01)              --
  Dividends from net realized gains                    --          (4.13)       (1.40)      (2.29)         --               --
  In excess of net investment income                   --             --           --       (0.03)         --               --
  In excess of net realized gains                      --             --           --          --       (0.01)              --
  Tax return of capital                                --             --           --          --          --            (0.02)
                                                 --------       --------     --------     -------     -------          -------
      TOTAL DISTRIBUTIONS                              --          (4.13)       (1.40)      (2.32)      (0.02)           (0.02)
                                                 --------       --------     --------     -------     -------          -------
Change in net asset value                           (1.13)          4.40         4.52        1.67       (0.34)            2.37
                                                 --------       --------     --------     -------     -------          -------
NET ASSET VALUE, END OF PERIOD                   $  21.49       $  22.62     $  18.22     $ 13.70     $ 12.03          $ 12.37
                                                 ========       ========     ========     =======     =======          =======
Total return(2)                                     (5.00)%(4)    53.26%       44.91%      36.22%      (2.57)%           23.89%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $582,350       $620,919     $107,871     $89,884     $77,827          $33,393

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.26%(3)      1.29%(6)     1.38%(6)    1.33%       1.40%             1.40%(3)
  Net investment income (loss)                      (0.90)%(3)    (0.77)%      (0.72)%     (0.26)%      0.49%            (0.09)%(3)
Portfolio turnover                                     56%(4)       157%         205%        618%        532%              175%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5)  Computed using average shares outstanding.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      19

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS B
                                                -------------------------------------------------------------------------------
                                                SIX MONTHS                                                             FROM
                                                   ENDED                    YEAR ENDED APRIL 30                      INCEPTION
                                                 10/31/00       --------------------------------------------        10/16/95 TO
                                                (UNAUDITED)         2000        1999        1998        1997          4/30/96
Net asset value, beginning of period              $ 21.70       $  17.75     $ 13.46     $ 11.91     $ 12.33          $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(5)                   (0.18)         (0.28)      (0.22)      (0.14)      (0.03)           (0.06)(1)
  Net realized and unrealized gain
    (loss)                                          (0.98)          8.36        5.91        3.98       (0.38)            2.40
                                                  -------       --------     -------     -------     -------          -------
      TOTAL FROM INVESTMENT OPERATIONS              (1.16)          8.08        5.69        3.84(5)    (0.41)            2.34
                                                  -------       --------     -------     -------     -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --             --          --          --          --               --
  Dividends from net realized gains                    --          (4.13)      (1.40)      (2.29)         --               --
  In excess of net investment income                   --             --          --          --          --               --
  In excess of net realized gains                      --             --          --          --       (0.01)              --
  Tax return of capital                                --             --          --          --          --            (0.01)
                                                  -------       --------     -------     -------     -------          -------
      TOTAL DISTRIBUTIONS                              --          (4.13)      (1.40)      (2.29)      (0.01)           (0.01)
                                                  -------       --------     -------     -------     -------          -------
Change in net asset value                           (1.16)          3.95        4.29        1.55       (0.42)            2.33
                                                  -------       --------     -------     -------     -------          -------
NET ASSET VALUE, END OF PERIOD                    $ 20.54       $  21.70     $ 17.75     $ 13.46     $ 11.91          $ 12.33
                                                  =======       ========     =======     =======     =======          =======
Total return(2)                                     (5.35)%(4)    52.03%      43.98%      35.18%      (3.31)%           23.41%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $151,972       $157,169     $84,698     $66,107     $49,843          $11,920

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 2.01%(3)      2.04%(6)    2.13%(6)    2.08%       2.15%             2.16%(3)
  Net investment income (loss)                      (1.65)%(3)    (1.47)%     (1.48)%     (1.02)%     (0.23)%           (1.06)%(3)
Portfolio turnover                                     56%(4)       157%        205%        618%        532%              175%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5)  Computed using average shares outstanding.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

20                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS C
                                                -----------------------------------------------------
                                                SIX MONTHS                                    FROM
                                                   ENDED        YEAR ENDED APRIL 30        INCEPTION
                                                 10/31/00       -------------------        11/3/97 TO
                                                (UNAUDITED)        2000        1999         4/30/98
Net asset value, beginning of period              $21.71        $17.75      $13.47           $14.93
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(4)                  (0.18)        (0.29)      (0.22)           (0.05)
  Net realized and unrealized gain
    (loss)                                         (0.98)         8.38        5.90             0.88
                                                  ------        ------      ------           ------
      TOTAL FROM INVESTMENT OPERATIONS             (1.16)         8.09        5.68             0.83
                                                  ------        ------      ------           ------
LESS DISTRIBUTIONS
  Dividends from net realized gains                   --         (4.13)      (1.40)           (2.29)
                                                  ------        ------      ------           ------
      TOTAL DISTRIBUTIONS                             --         (4.13)      (1.40)           (2.29)
                                                  ------        ------      ------           ------
Change in net asset value                          (1.16)         3.96        4.28            (1.46)
                                                  ------        ------      ------           ------
NET ASSET VALUE, END OF PERIOD                    $20.55        $21.71      $17.75           $13.47
                                                  ======        ======      ======           ======
Total return(1)                                    (5.34)%(3)    52.09%      43.87%            7.92%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $7,356        $5,156        $682             $267

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                2.01%(2)      2.04%(5)    2.13%(5)         2.08%(2)
  Net investment income (loss)                     (1.65)%(2)    (1.53)%     (1.47)%          (0.87)%(2)
Portfolio turnover                                    56%(3)       157%        205%             618%(3)

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      21

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

  Effective August 17, 2000 Phoenix Strategic Equity Series Fund (the "Trust") is organized as a Delaware business trust, (prior to that date, the Trust was organized as a Massachusetts business trust) and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Each Fund has distinct investment objectives. The Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the adviser believes have long-term investment potential. The Growth Fund (formerly Equity Opportunities) seeks to achieve long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. The Strategic Theme Fund seeks long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

  Each Fund offers both Class A and Class B shares. The Growth Fund also offers Class C and Class X shares. The Strategic Theme Fund also offers Class C shares. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge was 4.75% Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (UNAUDITED) (CONTINUED)

G. OPTIONS:

  The Trust may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Trust may purchase options which are included in the Trust's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund.

                                      1st $1      $1-2       $2+
Fund                                 Billion    Billion    Billion
- ----                              --------   --------   --------
Small Cap Fund.....................   0.75%      0.70%      0.65%
Growth Fund........................   0.70%      0.65%      0.60%
Strategic Theme Fund...............   0.75%      0.70%      0.65%

  Seneca Capital Management LLC ("Seneca") serves as subadviser to PIC for the Growth Fund and Strategic Theme Fund. For its services, Seneca is paid a fee by PIC ranging from 0.35% to 0.20% of the average daily net assets of the Growth Fund and 0.375% to 0.10% of the average daily net assets of the Strategic Theme Fund. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect majority-owned subsidiary of PHL.

  Roger Engemann & Associates, Inc. ("REA") serves as subadviser to PIC for the Small Cap Fund. For its services, REA is paid a fee by the Adviser ranging from 0.375% to 0.20% of the average daily net assets of the Small Cap Fund. REA is a wholly owned subsidiary of Pasadena Capital Corporation which in turn is a wholly owned subsidiary of PXP.

  As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Trust that it retained net selling commissions of $62,229 for Class A shares and deferred sales charges of $167,482 for Class B shares and $4,776 for Class C shares, for the six months ended October 31, 2000. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Trust that of the total amount expensed for the six months ended October 31, 2000, $1,583,013 was earned by the Distributor, $1,312,762 was earned by unaffiliated participants and $179,877 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the six months ended October 31, 2000, financial agent fees were $475,314 of which PEPCO received $62,580. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the six months ended October 31, 2000, transfer agent fees were $1,005,839 of which PEPCO retained $405,090 which is net of the fees paid to State Street.

  At October 31, 2000, PHL and its affiliates held shares of the Trust as follows:

                                                      Aggregate
                                                      Net Asset
                                            Shares      Value
                                           --------   ---------
Growth Fund--Class X.....................       48    $  1,057
Growth Fund--Class A.....................       90       1,924
Growth Fund--Class B.....................   14,364     299,780
Growth Fund--Class C.....................    7,043     146,627

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (UNAUDITED) (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities (excluding short-term securities and options) for the six months ended October 31, 2000, aggregated the following:

                                    Purchases        Sales
                                   ------------   ------------
Small Cap Fund...................  $121,283,415   $128,337,132
Growth Fund......................   221,334,061    219,803,415
Strategic Theme Fund.............   424,333,936    450,000,061

  There were no purchases or sales of long-term U.S. Government securities.

4. CAPITAL LOSS CARRYOVERS

  For the fiscal year ended April 30, 2000, the Small Cap Fund had losses of $23,761,798 deferred in the prior year which were utilized in the current year.

5. OTHER

  On March 10, 2000, the Phoenix-Seneca Strategic Theme Fund ("Strategic Theme") acquired all of the net assets of the Phoenix-Seneca Mid Cap Fund ("Mid Cap") pursuant to an Agreement and Plan of Reorganization approved by Mid Cap shareholders on February 25, 2000. The acquisition was accomplished by a tax-free exchange of 19,654,306 Class A shares of Strategic Theme and 1,280,671 Class B shares of Strategic Theme (valued at $510,230,512 and $31,929,692, respectively) for 18,014,460 Class A shares of Mid Cap and 1,214,380 Class B shares of Mid Cap outstanding on March 10, 2000. Mid Cap's net assets at that date of $542,160,204, including $217,805,454 of unrealized appreciation or depreciation were combined with those of Strategic Theme. The aggregate net assets of Strategic Theme immediately after the merger were $902,270,416.

  On May 12, 2000, the Phoenix Equity Opportunities Fund ("Equity Opportunities") acquired the assets and liabilities of the Phoenix-Seneca Growth Fund ("Growth") in a tax-free reorganization in exchange for shares of Equity Opportunities pursuant to a plan of reorganization approved by the Growth Fund's shareholders on April 28, 2000. The number and value of shares issued by Equity Opportunity were in amounts equal to the number and value of shares held by Growth Fund shareholders as of the reorganization date. The number and value of shares issued in connection with the reorganization are presented in the Statement of Changes in Net Assets. Net assets of Equity Opportunities and Growth Fund as of the reorganization date were $231,161,159 and $104,692,400, including net unrealized appreciation of $45,778,932 and $18,227,318, respectively. Total net assets after the reorganization were $335,853,559.

  For financial reporting purposes the historical results of Growth Fund will survive. Concurrent with the reorganization Equity Opportunities was renamed to Seneca Growth Fund.

This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

RESULTS OF SHAREHOLDER MEETINGS (UNAUDITED)

Special meetings of Shareholders of Phoenix Strategic Equity Series Fund were held on May 16, 2000 and August 17, 2000, respectively, to approve the following matters:

    1. Approve a new Rule 12b-1 Distribution Plan for Class B Shares.

    2. Approve a new Rule 12b-1 Distribution Plan for Class C Shares.

    3. Approve an Agreement and Plan of Reorganization which provides for the reorganization of the Trust into a Delaware business trust.

On the record date of May 16, 2000, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

CLASS OF SHARES                             SHARES OUTSTANDING   PERCENTAGE PRESENT BY PROXY
- ---------------                           -------------------  ----------------------------
Phoenix-Engemann Small Cap Fund Class B           4,981,722              50.69%
Phoenix-Seneca Growth Fund Class B                  370,892              57.52%
Phoenix-Seneca Strategic Theme Fund
  Class B                                         7,197,447              50.68%
Phoenix-Seneca Strategic Theme Fund
  Class C                                           186,735              50.45%

On the record date of August 17, 2000, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

CLASS OF SHARES                             SHARES OUTSTANDING   PERCENTAGE PRESENT BY PROXY
- ---------------                           -------------------  ----------------------------
Phoenix-Engemann Small Cap Fund                  11,170,171                53.78%
Phoenix-Seneca Growth Fund                       16,632,793                61.68%
Phoenix-Seneca Strategic Theme Fund              34,786,333                54.59%

NUMBER OF VOTES

                                                FOR          AGAINST        ABSTAIN
                                          ---------------  ------------  --------------
1. Approve a new Rule 12b-1 Distribution
  Plan for Class B Shares
        Phoenix-Engemann Small Cap Fund
           Class B                              2,281,004        93,113         151,305
        Phoenix-Seneca Growth Fund
           Class B                                180,356         6,902          26,083
        Phoenix-Seneca Strategic Theme
           Fund Class B                         3,216,092       125,199         306,258
2. Approve a new Rule 12b-1 Distribution
  Plan for Class C Shares
        Phoenix-Seneca Strategic Theme
           Fund Class C                            85,415         3,166           4,627
3. Approve Amendment and Plan of
  Reorganization
        Phoenix-Engemann Small Cap Fund         5,604,686       112,255         290,482
        Phoenix-Seneca Growth Fund              9,137,072       322,670         799,225
        Phoenix-Seneca Strategic Theme
           Fund                                17,459,121       428,714       1,102,931

PHOENIX STRATEGIC EQUITY SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President
Malcolm Axon, Vice President
Robert S. Driessen, Vice President
Ron K. Jacks, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
John S. Tilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary
Nancy J. Engberg, Assistant Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
PO Box 150480
Hartford CT 06115-0480

[LOGO]

For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
www.phoenixinvestments.com.

- -----------------
   PRSRT STD
 U.S. Postage
     PAID
    Andrew
  Associates
- -----------------

PXP 679 (12/00)

                         Pro Forma Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund / Phoenix-Engemann Small Cap Fund
Pro Forma Combining Schedule of Investments
December 31, 2000 (Unaudited)


SHARES                                                                                               VALUE
=============   ============   =============     ================================   =============    ===========   ================
Phoenix-        Phoenix-       Pro Forma                                            Phoenix-         Phoenix-      Pro Forma
Engemann        Engemann       Combining                                            Engemann         Engemann      Combining
Small &         Small Cap      Portfolios          DESCRIPTION                      Small &          Small Cap     Portfolios
Mid-Cap         Fund                                                                Mid-Cap          Fund
Growth Fund                                                                         Growth Fund
=============   ============   =============     ================================   =============    ===========   ================

                                                COMMON STOCKS--86.2%


       70,125                         70,125    Active Power, Inc.                      1,538,367                         1,538,367
      124,000                        124,000    Aeroflex, Inc.                          3,574,687                         3,574,687
       57,000         42,000          99,000    AeroGen, Inc.                             605,625        446,250          1,051,875
       76,200         35,000         111,200    Affymetrix, Inc.                        5,672,138      2,605,313          8,277,451
       80,600         64,400         145,000    Agile Software Corp.                    3,979,625      3,179,750          7,159,375
                   4,885,000                    American Home Products Corp                            4,882,354          4,882,354
      332,850        220,000         552,850    Applied Micro Circuits Corp.           24,979,352     16,510,313         41,489,665
       83,000         47,000         130,000    Arena Pharmaceuticals, Inc.             1,286,500        728,500          2,015,000
      192,000                        192,000    ArthroCare Corp.                        3,744,000                         3,744,000
      120,000        180,000         300,000    Aspsecure.com Corp.                       390,000        585,000            975,000
       34,000         19,000          53,000    Aurora Biosciences Corp.                1,068,875        597,313          1,666,188
      100,000         65,000         165,000    Aviron                                  6,681,250      4,342,813         11,024,063
       79,000         55,000         134,000    Barrett Resources Corp.                 4,488,188      3,124,688          7,612,876
      270,000        225,000         495,000    BEA Systems, Inc.                      18,174,375     15,145,313         33,319,688
       97,500         52,875         150,375    Bruker Daltonics, Inc.                  2,297,344      1,245,867          3,543,211
       41,500         23,500          65,000    California Pizza Kitchen, Inc.          1,172,375        663,875          1,836,250
        5,000                          5,000    Caliper Technologies Corp.                235,000                           235,000
       45,780         39,000          84,780    Caliper Technologies Corp.              2,151,660      1,833,000          3,984,660
      100,000         59,000         159,000    C-bridge Internet Solutions, Inc.         390,625        230,469            621,094
      150,000        157,000         307,000    Cheesecake Factory, Inc. (The)          5,756,250      6,024,875         11,781,125
      152,000        148,000         300,000    Children's Place Retail Stores,         3,078,000      2,997,000          6,075,000
                                                  Inc. (The)
       46,850         37,430          84,280    Ciphergen Biosystems, Inc.                620,762        495,948          1,116,710
       90,000         90,000         180,000    Commerce One, Inc.                      2,278,125      2,278,125          4,556,250
       61,600                         61,600    Computer Access Technology Corp.          631,400                           631,400
       94,000        102,000         196,000    COR Therapeutics, Inc.                  3,307,625      3,589,125          6,896,750
       30,090         30,090          60,180    Corixa Corp.                              838,759        838,759          1,677,518
      180,000        142,000         322,000    Corporate Executive
                                                  Board Co. (The)                       7,157,813      5,646,719         12,804,532
       28,825         43,725          72,550    Cosine Communications, Inc.               399,947        606,684          1,006,631
      306,000        270,000         576,000    Cost Plus, Inc.                         8,988,750      7,931,250         16,920,000
       70,500         30,750         101,250    CuraGen Corp.                           1,925,531        839,859          2,765,390
       90,000        146,000         236,000    Cymer, Inc.                             2,316,094      3,757,219          6,073,313
      118,250         58,750         177,000    Edison Schools, Inc.                    3,724,875      1,850,625          5,575,500
      131,000         78,000         209,000    Efficient Networks, Inc.                1,866,750      1,111,500          2,978,250
       56,410         22,240          78,650    Elantec Semiconductor, Inc.             1,565,377        617,160          2,182,537
                       5,143                    Employee Solutions                                            15                 15
      224,500        127,000         351,500    Energy Exploration Technologies,
                                                   Inc.                                 1,347,000        762,000          2,109,000
       20,500                        20,500     Enzon, Inc.                             1,272,281                         1,272,281
       30,000         50,000          80,000    Expeditors International of
                                                  Washington, Inc.                      1,610,625      2,684,375          4,295,000
       57,000        100,500         157,500    Extensity, Inc.                           342,891        604,570            947,461
       58,000         28,000          86,000    Fastenal Co.                            3,182,750      1,536,500          4,719,250
      179,000        211,000         390,000    Federal Agricultural Mortgage
                                                 Corp. Class C                          4,184,125      4,932,125          9,116,250
       79,500         31,000         110,500    Forest Oil Corp.                        2,931,563      1,143,125          4,074,688
      101,000                        101,000    FreeMarkets, Inc.                       1,919,000                         1,919,000
      110,000        219,500         329,500    Gabelli Asset Management, Inc.
                                                   Class A                              3,650,625      7,284,656         10,935,281
      185,000                        185,000    Good Guys, Inc. (The)                     555,000                           555,000
      356,000        200,000         556,000    Grey Wolf, Inc.                         2,091,500      1,175,000          3,266,500
      104,000         65,000         169,000    Houston Exploration Co. (The)           3,965,000      2,478,125          6,443,125
       36,800         36,200          73,000    IDEC Pharmaceuticals Corp.              6,975,900      6,862,163         13,838,063
       53,000         39,950          92,950    Illumina, Inc.                            851,312        641,697          1,493,009
       57,400         30,800          88,200    ImmunoGen, Inc.                         1,230,513        660,275          1,890,788
       69,000         80,000         149,000    Inhale Therapeutic Systems, Inc.        3,484,500      4,040,000          7,524,500
       76,000                         76,000    Intertrust Technologies Corp.             256,500                           256,500
      100,000         60,000         160,000    Interwoven, Inc.                        6,593,750      3,956,250         10,550,000
       48,000                         48,000    Investors Financial
                                                   Services Corp.                       4,128,000                         4,128,000
       67,150                         67,150    Ista Pharmaceuticals, Inc.                755,438                           755,438
       43,790         33,120          76,910    JNI Corp.                                 993,486        751,410          1,744,896
       56,000        103,000         159,000    Keynote Systems, Inc.                     794,500      1,461,313          2,255,813
      187,220        202,820         390,040    LivePerson, Inc.                          198,921        215,496            414,417
      110,000         77,000         187,000    Louis Dreyfus Natural Gas Corp.         5,039,375      3,527,563          8,566,938
       45,000                         45,000    Manugistics Group, Inc.                 2,565,000                         2,565,000
       39,750         35,250          75,000    McData Corp. Class B                    2,176,312      1,929,938          4,106,250
      114,200        170,000         284,200    Meade Instruments Corp.                   749,438      1,115,625          1,865,063
      147,000         47,000         194,000    Medicines Co. (The)                     3,013,500        963,500          3,977,000
      104,500         65,500         170,000    Metawave Communications Corp.             953,562        597,688          1,551,250
      415,000        320,000         735,000    Metris Cos., Inc.                      10,919,687      8,420,000         19,339,687
      152,000        180,000         332,000    Micrel, Inc.                            5,120,500      6,063,750         11,184,250
       54,000         60,000         114,000    MiniMed, Inc.                           2,269,688      2,521,875          4,791,563
      111,000         90,000         201,000    MIPS Technologies, Inc. Class A         2,962,312      2,401,875          5,364,187
       40,000                         40,000    Myriad Genetics, Inc.                   3,310,000                         3,310,000
      106,000                        106,000    NCO Group, Inc.                         3,219,750                         3,219,750
       54,000                         54,000    NetIQ Corp.                             4,718,250                         4,718,250
       64,900         29,400          94,300    NPS Pharmaceuticals, Inc.               3,115,200      1,411,200          4,526,400
      418,900        275,200         694,100    NYFIX, Inc.                            10,132,144      6,656,400         16,788,544
      176,000        145,000         321,000    Omnicare, Inc.                          3,806,000      3,135,625          6,941,625
       34,025         26,810          60,835    Oplink Communications, Inc.               614,577        484,256          1,098,833
       67,750         29,375          97,125    OPNET Technologies, Inc.                1,020,484        442,461          1,462,945
       54,715         46,745         101,460    PECO II, Inc.                           1,415,751      1,209,527          2,625,278
      400,000        220,000         620,000    Peregrine Systems, Inc.                 7,900,000      4,345,000         12,245,000
       20,000         30,000          50,000    Pharmacyclics, Inc.                       685,000      1,027,500          1,712,500
      173,000        200,000         373,000    Pinnacle Holdings, Inc.                 1,567,812      1,812,500          3,380,312
      127,000         30,000         157,000    PRAECIS Pharmaceuticals, Inc.           3,714,750        877,500          4,592,250
       75,000         90,000         165,000    Predictive Systems, Inc.                  536,719        644,063          1,180,782
      230,000        101,000         331,000    PurchasePro.com, Inc.                   4,025,000      1,767,500          5,792,500
      325,000        187,000         512,000    Quicklogic Corp.                        2,254,687      1,297,313          3,552,000
       50,000                         50,000    Rent-Way, Inc.                            221,875                           221,875
       58,000         20,000          78,000    Retek, Inc.                             1,413,750        487,500          1,901,250
      166,000        140,000         306,000    Rudolph Technologies, Inc.              5,011,125      4,226,250          9,237,375
       22,300         31,000          53,300    Sapient Corp.                             266,206        370,063            636,269
       73,000         48,000         121,000    SBA Communications Corp.                2,997,562      1,971,000          4,968,562
       39,000                         39,000    Scholastic Corp.                        3,456,375                         3,456,375
      150,000        150,000         300,000    SeeBeyond Technology Corp.              1,537,500      1,537,500          3,075,000
      120,000        100,000         220,000    Silicon Storage Technology, Inc.        1,417,500      1,181,250          2,598,750
      125,000         31,000         156,000    SilverStream Software, Inc.             2,578,125        639,375          3,217,500
       96,499        303,832         400,331    Smart & Final, Inc.                       820,242      2,582,572          3,402,814
       18,750         18,750          37,500    Stanford Microdevices, Inc.               675,000        675,000          1,350,000
       95,915         77,840         173,755    STAAR Surgical Co.                      1,342,810      1,089,760          2,432,570
      136,770         82,185         218,955    Stewart (W.P) & Co. Ltd                 3,556,020      2,136,810          5,692,830
      190,000        240,000         430,000    Stilwell Financial, Inc.                7,493,125      9,465,000         16,958,125
       26,000         24,000          50,000    StorageNetworks, Inc.                     645,125        595,500          1,240,625
       92,810         64,875         157,685    Tanox, Inc.                             3,636,992      2,542,289          6,179,281
       69,000         34,000         103,000    Tetra Tech, Inc.                        2,199,375      1,083,750          3,283,125
      413,460        224,010         637,470    TNPC, Inc.                              4,057,076      2,198,098          6,255,174
      130,000        120,000         250,000    TriQuint Semiconductor, Inc.            5,679,375      5,242,500         10,921,875
      113,975         62,825         176,800    Ulticom, Inc.                           3,882,273      2,139,977          6,022,250
       68,700         66,300         135,000    Universal Access, Inc.                    549,600        530,400          1,080,000
       39,400                         39,400    UtiliCorp United, Inc.                  1,221,400                         1,221,400
       58,300                         58,300    Vastera, Inc.                             932,800                           932,800
      119,250        105,750         225,000    Vina Technologies, Inc.                   387,562        343,688            731,250
       97,000                         97,000    Virata Corp.                            1,054,875                         1,054,875
      205,000         95,000         300,000    Whole Foods Market, Inc.               12,530,625      5,806,875         18,337,500
      181,000         96,000         277,000    Winstar Communications, Inc.            2,115,438      1,122,000          3,237,438
                                                                                   --------------  -------------     ---------------
                                                TOTAL COMMON STOCKS                   339,686,453    236,514,570        576,201,023
                                                                                   --------------  -------------     ---------------


                                                FOREIGN COMMON STOCKS--6.7%
       53,000         47,000         100,000    C-MAC Industries, Inc. (Canada)         2,351,875      2,085,625          4,437,500
      430,000        968,800       1,398,800    Encal Energy Ltd. (Canada)              3,048,915      6,869,275          9,918,190
       23,400         35,100          58,500    Exfo Electro-Optical
                                                Engineering, Inc. (Canada)                611,325        916,987          1,528,312
       47,000         16,000          63,000    IONA Technologies PLC ADR
                                                   (Ireland)                            3,149,000      1,072,000          4,221,000
      412,000        322,800         734,800    London Pacific Group Ltd.  ADR
                                                   (United Kingdom)                     3,115,750      2,441,175          5,556,925
      157,015        116,075         273,090    Precise Software Solutions Ltd.
                                                   (Israel)                             3,886,121      2,872,856          6,758,977
       56,000         25,000          81,000    Precision Drilling Corp. (Canada)       2,103,500        939,063          3,042,563
       50,000         60,000         110,000    Research in Motion Ltd. (Canada)        4,000,000      4,800,000          8,800,000
       40,000                         40,000    Trintech Group PLC  ADR (Ireland)         440,000                           440,000
                                                                                   --------------  -------------     ---------------
                                                TOTAL FOREIGN COMMON STOCKS            22,706,486     21,996,981         44,703,467
                                                                                   --------------  -------------     ---------------

                                                PREFERRED STOCKS -- 0.5%
       91,918         84,848         176,766    Metro Optix, Inc. Series B Pfd.           909,988        839,995          1,749,983
      123,510        114,009         237,519    Micro Photonix Series C Pfd.              780,003        720,001          1,500,004
                                                                                   --------------  -------------     ---------------
                                                TOTAL PREFFERRED STOCKS                 1,689,991      1,559,996          3,249,987
                                                                                   --------------  -------------     ---------------

                                                CONVERTIBLE BONDS -- 0.4%
          663            587           1,250    Cyras Systems, Inc. 144A 4.50%,
                                                   8/15/05                                785,655        695,595          1,481,250
          520            480           1,000    Kestrel Solutions, Inc. 144A
                                                   5.50%, 7/15/05                         482,950        445,800            928,750
                                                                                   --------------  -------------     ---------------
                                                TOTAL CONVERTIBLE BONDS                 1,268,605      1,141,395          2,410,000
                                                                                   --------------  -------------     ---------------


                                                TOTAL INVESTMENTS --93.8%
                                                (Identified cost $316,313,238,
                                                $199,207,757 and $515,520,995)        365,351,535    261,212,942        626,564,477

                                                Cash and receivables,
                                                   less liabilities--6.2%          $   40,967,357        469,596         41,436,953
                                                                                   --------------  -------------     ---------------
                                                NET ASSETS--100.0%                 $  406,318,892  $ 261,682,538     $  668,001,430
                                                                                   ==============  =============     ===============

                                                                     See Notes to Pro Forma Financial Statements.


Phoenix-Engemann Small & Mid-Cap Growth Fund / Phoenix-Engemann Small Cap Fund
Pro Forma Combining Statement of Assets and Liabilities
December 31, 2000 (Unaudited)





                                                  =================     ================   ===============      =================
                                                   Phoenix-Engemann     Phoenix-Engemann                            Pro Forma
                                                   Small & Mid-Cap      Small Cap            Adjustments            Combining
                                                   Growth Fund          Fund                                        Portfolios
                                                  =================     ================   ===============      =================

ASSETS
Investment securities at value
 (Identified cost $316,343,238, and $199,207,757   $    365,351,535      $   261,212,942                        $     626,564,477
Cash                                                     53,750,372               4,367                                53,754,739
Receivables                                                                                                                     -
 Investment securities sold                               1,371,096            1,011,908                                2,383,004
 Fund shares sold                                         3,307,035              223,809                                3,530,844
 Interest and dividends                                     304,027               20,952                                  324,979
Prepaid expenses                                                  -                1,361                                    1,361
                                                   ----------------      ---------------   ---------------      -----------------
    Total assets                                        424,084,065          262,475,339                 -            686,559,404


                                                  ----------------      ---------------   ---------------      -----------------
LIABILITIES
Payables
 Investment securities purchased                         13,847,000              118,852                               13,965,852
 Fund shares repurchased                                  3,272,129              240,213                                3,512,342
 Distribution fee                                           193,214              116,988                                  310,202
 Investment advisory fee                                    307,342              156,267                                  463,609
 Transfer agent fee                                          40,494              121,362                                  161,856
 Financial agent fee                                         24,593               18,891                                   43,484
 Trustees' fee                                                1,334                8,919                                   10,253
Accrued expenses                                             79,067               11,309                                   90,376
                                                   ----------------      ---------------   ---------------      -----------------
    Total liabilities                                    17,765,173              792,801                 -             18,557,974
                                                   ----------------      ---------------   ---------------      -----------------
NET ASSETS                                         $    406,318,892      $   261,682,538                 -      $     668,001,430
                                                   ================      ===============   ===============      =================


CLASS A
Shares of beneficial interest outstanding                 6,097,356            8,875,404        (4,833,452)(a)         10,139,308
Net assets                                         $    231,453,202      $   153,432,512                        $     384,885,714

Net asset value per share                          $          37.96      $         17.29                        $           37.96
Offering price per share NAV/(1- 5.75%)            $          40.28      $         18.34                        $           40.28

CLASS B
Shares of beneficial interest outstanding                 2,697,730            6,657,070        (3,709,085)(a)          5,645,715
Net assets                                               99,059,526      $   108,250,026                        $     207,309,552

Net asset value and offering price per share       $          36.72      $         16.26                        $           36.72

CLASS C
Shares of beneficial interest outstanding                 2,065,916                                                     2,065,916
Net assets                                               75,806,164      $                                      $      75,806,164

Net asset value and offering price per share                  36.69      $                                      $           36.69




(a) Adjustment reflects additional shares issued in conversion.



                      See Notes to Pro Forma Financial Statements.

Phoenix-Engemann Small & Mid-Cap Growth Fund / Phoenix-Engemann Small Cap Fund
Pro Forma Combining Statement of Operations
December 31, 2000 (Unaudited)



                                                    ==================   ==================    ================    =================
                                                    Phoenix-Engemann     Phoenix-Engemann                              Pro Forma
                                                    Small & Mid-Cap      Small Cap               Adjustments           Combining
                                                    Growth Fund          Fund                                          Portfolios
                                                    ==================   ==================    ================    =================

INVESTMENT INCOME
Interest                                                     2,314,591      $       483,072      $                    $  2,797,663
Dividends                                                      105,718              119,428                                225,146
                                                          ------------      ---------------        ------------       ------------

       Total investment income                               2,420,309              602,500                              3,022,809
                                                          ------------      ---------------        ------------       ------------

EXPENSES
Investment advisory fee                                      3,377,209              564,954         288,434  (a)         6,230,597
Distribution fee - Class A                                     512,297              492,871                              1,005,168
Distribution fee - Class B                                   1,001,418            1,448,713                              2,450,131
Distribution fee - Class C                                     646,292                    -                                646,292
Financial agent fee                                            151,451              271,878         (35,314) (a)           388,015
Administration Fee                                             706,639                    -        (706,639) (a)                 -
Transfer agent                                                 249,433              633,299         326,034  (b)         1,208,766
Registration                                                    38,422               48,583         (11,000) (b)            76,005
Printing                                                        85,789               67,311         (67,311) (b)            85,789
Professional                                                    18,967               27,033         (12,000) (b)            34,000
Custodian                                                       16,213               30,884         (20,000) (b)            27,097
Trustees                                                        16,205               26,173         (26,173) (b)            16,205
Miscellaneous                                                    4,882               34,589         (29,000) (b)            10,471
                                                          ------------      ---------------        ------------       ------------
      Total expenses                                         6,825,217            5,646,288        (292,969)            12,178,536
      Custodian fees paid indirectly                                                      -                   -                  -
      Less expenses borne by investment advisor                (20,742)                   -                   -            (20,742)
                                                          ------------      ---------------        ------------       ------------

      Net expenses                                           6,804,475            5,646,288            (292,969)         12,157,794
                                                          ------------      ---------------        ------------       ------------

NET INVESTMENT INCOME (LOSS)                                (4,384,166)          (5,043,788)            292,969         (9,134,985)

 NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain (loss) on securities                        (942,715)                                       -           (942,715)

Net change in unrealized appreciation (depreciation)
on investments                                             (77,784,815)                                       -        (77,784,815)

Net gain (loss) on investments                             (78,727,530)                   -                   -        (78,727,530)
                                                          ------------      ---------------        ------------       ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                $ (83,111,696)     $    (5,043,788)      $     292,969        $(87,862,515)
                                                         =============      ===============       =============        ============

Adjustments:
(a) Adjustment based on the application of contractual fee agreement in place effective 7/1/00 for combined fund.
(b) Assumes elimination of duplicate charges in combination and reflects management's estimates of combined pro forma operations

                                                           See Notes to Pro Forma Financial Statements.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND/ PHOENIX-ENGEMANN SMALL CAP FUND NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
DECEMBER 31, 2000 (UNAUDITED)

1.  BASIS OF COMBINATION

The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments, and the related Pro Forma Statement of Operations ("Pro Forma Statements") reflect the accounts of Phoenix-Engemann Small & Mid-Cap Growth Fund ("Small & Mid-Cap") and Phoenix-Engemann Small Cap Fund ("Small Cap") as if the reorganization occurred as of and for the year ended December 31, 2000. These statements have been derived from the books and records utilized in calculating daily net asset value of each fund at December 31, 2000 and for the year then ended.

The Pro Forma Statements give effect to the proposed transfer of the assets and stated liabilities of Small Cap in exchange for shares of the respective class of Small & Mid-Cap. Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") will bear all costs and expenses of the reorganization.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Small & Mid-Cap which would have been issued at December 31, 2000 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of December 31, 2000, of Small Cap Class A of $153,432,512 and the net asset value of Small & Mid-Cap Class A of $37.96; and net assets of Small Cap Class B of $108,250,026 and the net asset value of Small & Mid-Cap Class B of $36.72. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses include the expenses of Small & Mid-Cap restated to reflect the expense schedule which became effective July, 1, 2000, the actual expenses of each Small Cap and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory, distribution and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Small & Mid-Cap at the combined level of average net assets for the year ended December 31, 2000.

4. PORTFOLIO VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

                           THE PHOENIX-ENGEMANN FUNDS

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         The response to this item is incorporated by reference to Part A of the Prospectus/Proxy Statement in this Registration Statement under the caption "Comparative Information on Shareholder Rights-Liability of Trustees."

ITEM 16. EXHIBIT


(1)* Agreement and Declaration of Trust of the registrant to be filed by pre-effective amendment.

(2)*     By-laws to be filed by pre-effective amendment.


(3)      Not Applicable.

(4) Agreement and Plan of Reorganization (included as Appendix A to the Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5) Reference is hereby made to Registrant's Agreement and Declaration of Trust referenced in Exhibit 1 above.

(6)      Investment Management Agreement.

(7)(1)   Distribution Agreement with Phoenix Equity Planning Corporation.

(7)(2) Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers.

(7)(3)   Form of Supplement to Phoenix Family of Funds Sales Agreement.

(7)(4) Form of Financial Institution Sales Contract for the Phoenix Family of Funds.

(8)      Not Applicable.

(9)      Custodian Agreement (1).

(10)(1)  Rule 12b-1 Plan for Class B Shares.

(10)(2)  Rule 12b-1 Plan for Class C Shares.


(11)* Opinion and consent of Goodwin Procter LLP with respect to legality of the shares being issued.

(12) Opinion and Consent of Goodwin Procter LLP with respect to tax matters relating to the acquisition of the Phoenix-Engemann Small Cap Fund (to be filed by Post-Effective Amendment).


(13)(1)  Agreement and Plan of Reorganization (1).

(13)(2)  Administration Agreement (3).

(13)(3)  Sub-Administration Agreement (4).

(13)(4)  Amendment to Administration Agreement (5).

(14)*    Consent of Independent Accountants.

(15)     Not Applicable.

(16)(1)  Powers of Attorney (6).


(16)(2)  Power of Attorney for Nancy J. Engberg and Pamela S. Sinofsky(7).


(17)(1)* Form of Proxy Card for Phoenix-Engemann Small Cap Fund.


(17)(2)* Current Prospectus of the Phoenix-Engemann Small & Mid-Cap Growth Fund.


*Filed herewith.

(1) Previously filed as part of Post-Effective Amendment No. 3 to the Registrant's Registration Statement as filed in June 1986.

(2) Previously filed as part of Post-Effective Amendment No. 14 to the Registrant's Registration Statement as filed on August 27, 1993.

(3) Previously filed as part of Post-Effective Amendment No. 26 to the Registrant's Registration Statement as filed on September 30, 1997.

(4) Previously filed as part of Post-Effective Amendment No. 27 to the Registrant's Registration Statement as filed on November 21, 1997.

(5) Previously filed as part of Post-Effective Amendment No. 32 to the Registrant's Registration Statement as filed on May 1, 2000.

(6) Previously filed as part of Post-Effective Amendment No. 33 to the Registrant's Registration Statement as filed on May 1, 2000.


(7) Previously filed as part of Post-Effective Amendment No. 36 to the Registrant's Registration Statement as filed on September 22, 2000.



Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an Opinion of Counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Pasadena and State of California on the 14th of March, 2001.


                                          THE PHOENIX-ENGEMANN FUNDS


                                          By:/s/ Roger Engemann*
                                             -------------------------------
                                          Name:  Roger Engemann
                                          Title: President


         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated as of the 14th day of March, 2001.



Signature                                                     Title
---------                                                     -----

/s/Malcolm Axon*
-------------------------------------------------
Malcolm Axon                                         Chief Financial Officer


/s/Roger Engemann*
-------------------------------------------------
Roger Engemann                                       Principal Executive Officer and Trustee


/s/Barry E. McKinley*
-------------------------------------------------
Barry E. McKinley                                    Trustee


/s/Philip R. McLoughlin
-------------------------------------------------
Philip R. McLoughlin                                 Trustee


/s/Robert L. Peterson*
-------------------------------------------------
Robert L. Peterson                                   Trustee


/s/Richard C. Taylor*
-------------------------------------------------
Richard C. Taylor                                    Trustee


/s/Angela Wong *
-------------------------------------------------
Angela Wong                                          Trustee

*By:/s/ Nancy J. Engberg
    --------------------
        Nancy J. Engberg

*Nancy J. Engberg pursuant to powers of attorney filed previously.

                                Index To Exhibits


(1)      Agreement and Declaration of Trust

(2)      By-Laws

(11) Opinion and consent of Goodwin Procter LLP with respect to legality of the shares being issued.


(14)     Consent of Independent Accountants


(17)(1)  Form of Proxy Card for the Phoenix-Engemann Small Cap Fund

(17)(2)  Current Prospectus of the Phoenix-Engemann Small & Mid-Cap Growth Fund